                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                               The Scotts Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[THE SCOTTS COMPANY LOGO]

THE SCOTTS COMPANY
PROXY STATEMENT FOR 2003 ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           [THE SCOTTS COMPANY LOGO]

                               THE SCOTTS COMPANY
                             14111 SCOTTSLAWN ROAD
                             MARYSVILLE, OHIO 43041

                                                               December 19, 2002

Dear Fellow Shareholders:

     The Annual Meeting of Shareholders of The Scotts Company will be held at 10:00 a.m., local time, on Thursday, January 30, 2003, at The Berger Learning Center, 14111 Scottslawn Road, Marysville, Ohio. The enclosed Notice of Annual Meeting of Shareholders and Proxy Statement contain detailed information about the business to be transacted at the Annual Meeting.

     The Board of Directors has nominated four directors, each for a term to expire at the 2006 Annual Meeting. The Board of Directors recommends that you vote FOR each of the nominees.

     You are being asked to approve The Scotts Company 2003 Stock Option and Incentive Equity Plan. The Board of Directors recommends that you vote FOR the approval of that plan.

     You are being asked to ratify and approve amendments to The Scotts Company 1996 Stock Option Plan. The Board of Directors recommends that you vote FOR the ratification and approval of the amendments to that plan.

     You are being asked to ratify and approve amendments to The Scotts Company 1992 Long Term Incentive Plan. The Board of Directors recommends that you vote FOR the ratification and approval of the amendments to that plan.

     You are also being asked to consider and act upon the shareholder proposal described in the Proxy Statement, if such proposal is presented at the Annual Meeting. The Board of Directors recommends that you vote AGAINST the shareholder proposal.

     On behalf of the Board of Directors and management, we cordially invite you to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please record your vote on the enclosed proxy card and return it promptly in the enclosed postage-paid envelope or, alternatively, vote your common shares electronically via the Internet or telephonically in accordance with the instructions on your proxy card.

                                          Sincerely,

                                          /s/ James Hagedorn
                                          JAMES HAGEDORN
                                          President and Chief Executive Officer

                                          /s/ Charles M. Berger
                                          CHARLES M. BERGER
                                          Chairman of the Board

                           [THE SCOTTS COMPANY LOGO]
                               THE SCOTTS COMPANY
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD THURSDAY, JANUARY 30, 2003
                            ------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The Scotts Company will be held at The Berger Learning Center, 14111 Scottslawn Road, Marysville, Ohio 43041, on Thursday, January 30, 2003, at 10:00 a.m., local time, for the following purposes:

        1. To elect four directors, each for a term of three years to expire at the 2006 Annual Meeting.

        2. To consider and vote upon a proposal to approve The Scotts Company 2003 Stock Option and Incentive Equity Plan.

        3. To consider and vote upon a proposal to ratify and approve amendments to The Scotts Company 1996 Stock Option Plan.

        4. To consider and vote upon a proposal to ratify and approve amendments to The Scotts Company 1992 Long Term Incentive Plan.

        5. To consider and act upon the shareholder proposal described in the Proxy Statement, if such proposal is presented at the Annual Meeting.

        6. To transact such other business as may properly come before the Annual Meeting or any adjournment.

     The close of business on December 6, 2002, has been fixed by the Board of Directors of the Company as the record date for determining the shareholders entitled to receive notice of, and to vote at, the Annual Meeting.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you may ensure your representation by completing, signing, dating and promptly returning the enclosed proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. Alternatively, you may ensure your common shares are voted at the Annual Meeting by submitting your voting instructions electronically via the Internet or telephonically. Please see the Proxy Statement and proxy card for details about electronic voting. Voting your common shares by the enclosed proxy card, or electronically through the Internet or by telephone, does not affect your right to vote in person if you attend the Annual Meeting.

                                        By Order of the Board of Directors,

                                        /s/ David M. Aronowitz
                                        DAVID M. ARONOWITZ
                                        Executive Vice President, General
                                        Counsel and Corporate Secretary

14111 Scottslawn Road
Marysville, Ohio 43041
December 19, 2002

                           [THE SCOTTS COMPANY LOGO]

                               THE SCOTTS COMPANY
                             14111 SCOTTSLAWN ROAD
                             MARYSVILLE, OHIO 43041

                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF SHAREHOLDERS
                           THURSDAY, JANUARY 30, 2003

     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of The Scotts Company of proxies for use at the Annual Meeting of Shareholders to be held at The Berger Learning Center, 14111 Scottslawn Road, Marysville, Ohio, on Thursday, January 30, 2003, at 10:00 a.m., local time, or any adjournment. This Proxy Statement and the accompanying proxy were first sent or given to shareholders on or about December 20, 2002. Only holders of record of the Company's common shares on December 6, 2002 will be entitled to vote at the Annual Meeting. As of December 6, 2002, there were 30,385,680 common shares outstanding. Each common share entitles the holder thereof to one vote. There is no cumulative voting. A quorum for the Annual Meeting is a majority of the outstanding common shares.

     A proxy card for use at the Annual Meeting is enclosed. You may ensure your representation by completing, signing, dating and promptly returning the enclosed proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. Alternatively, shareholders holding common shares registered directly with the Company's transfer agent, National City Bank, may transmit their voting instructions electronically via the Internet or by using the toll-free telephone number stated on the proxy card. The deadline for transmitting voting instructions electronically via the Internet or telephonically is 11:59 p.m., local time in Columbus, Ohio, on January 29, 2003. The Internet and telephone voting procedures are designed to authenticate shareholders' identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been properly recorded. Shareholders voting through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that will be borne by such shareholders. Shareholders holding common shares in "street name" with a broker, bank or other holder of record should review the information provided to them by such holder of record. This information will set forth the procedures to be followed in instructing the holder of record how to vote the "street name" common shares and how to revoke previously given instructions.

     You may revoke your proxy at any time before it is actually voted at the Annual Meeting by giving written notice of revocation to the Secretary of the Company, by executing and returning to the Company a later-dated proxy card, by voting in person at the Annual Meeting (but only if you are the registered shareholder), or by submitting a later-dated electronic vote through the Internet or by telephone. Attending the Annual Meeting does not, in itself, revoke a previously appointed proxy.

     Solicitation of proxies may be made by mail, personal interview, telephone, facsimile or telegraph by directors, officers and regular employees of the Company, none of whom will receive additional compensation for such solicitation activities. Other than the Internet access and telephone usage charges described above, all proxy solicitation costs will be borne by the Company. The Company will reimburse its transfer agent, banks, brokers and other custodians, nominees and fiduciaries for their reasonable costs in sending proxy materials to shareholders.

     If a shareholder is a participant in The Scotts Company Retirement Savings Plan (the "RSP") and common share units have been allocated to such individual's account in the RSP, the shareholder is entitled to instruct the trustee of the RSP how to vote the common shares represented by those units. These shareholders may receive their proxy cards separately. If no instructions are given by a participant to the trustee of the RSP, the trustee will not vote those common shares.

     The results of shareholder voting will be tabulated by the inspectors of election appointed for the Annual Meeting. Common shares represented by properly executed proxies returned to the Company prior to the Annual Meeting or represented by properly authenticated electronic votes recorded through the Internet or by telephone will be counted toward the establishment of a quorum for the Annual Meeting even though they are marked "ABSTAIN" or "AGAINST" or to withhold authority on one or more or all matters or are not marked at all. Broker/dealers who hold common shares in street name may, under the applicable rules of the exchange and other self-regulatory organizations of which the broker/dealers are members, sign and submit proxies for such common shares and may vote such common shares on the election of directors, but may not vote such common shares on the proposals to approve The Scotts Company 2003 Stock Option and Incentive Equity Plan, to ratify and approve the amendments to The Scotts Company 1996 Stock Option Plan, or to ratify and approve the amendments to The Scotts Company 1992 Long Term Incentive Plan or on the shareholder proposal, without specific instructions from the customer who owns such common shares. Proxies that are signed and submitted by broker/ dealers that have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. Broker non-votes count toward the establishment of a quorum for the Annual Meeting.

     Those common shares represented by properly executed proxies, or properly authenticated votes recorded electronically through the Internet or by telephone, that are received prior to the Annual Meeting and not revoked, will be voted as directed by the shareholder. All valid proxies received prior to the Annual Meeting which do not specify how common shares should be voted (excluding broker non-votes) will be voted FOR the election as directors of the nominees listed below under "PROPOSAL NUMBER 1 -- ELECTION OF DIRECTORS", FOR the approval of The Scotts Company 2003 Stock Option and Incentive Equity Plan described below under "PROPOSAL NUMBER 2 -- APPROVAL OF THE SCOTTS COMPANY 2003 STOCK OPTION AND INCENTIVE EQUITY PLAN", FOR the ratification and approval of the amendments to The Scotts Company 1996 Stock Option Plan described below under "PROPOSAL NUMBER 3 -- RATIFICATION AND APPROVAL OF AMENDMENTS TO THE SCOTTS COMPANY 1996 STOCK OPTION PLAN", FOR the ratification and approval of the amendments to The Scotts Company 1992 Long Term Incentive Plan described below under "PROPOSAL NUMBER 4 -- RATIFICATION AND APPROVAL OF AMENDMENTS TO THE SCOTTS COMPANY 1992 LONG TERM INCENTIVE PLAN" and AGAINST the shareholder proposal described in this Proxy Statement if that proposal is presented for consideration at the Annual Meeting.

               BENEFICIAL OWNERSHIP OF SECURITIES OF THE COMPANY

     The common shares are the Company's only outstanding class of voting securities. The following table furnishes, as of November 25, 2002 (except as otherwise noted), certain information as to the common shares beneficially owned by each of the current directors and nominees for the office of director of the Company, by each of the individuals named in the Summary Compensation Table and by all current directors and executive officers of the Company as a group, as well as by the only persons known to the Company to beneficially own more than 5% of the outstanding common shares.

                                      AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
                           ------------------------------------------------------------------
                                                             COMMON SHARES WHICH
                                                               CAN BE ACQUIRED
                                                              UPON EXERCISE OF
                                                             OPTIONS OR WARRANTS
                           COMMON SHARES     COMMON SHARE        EXERCISABLE                    PERCENT OF
NAME OF BENEFICIAL OWNER   PRESENTLY HELD   EQUIVALENTS(2)     WITHIN 60 DAYS        TOTAL      CLASS(2)(3)
------------------------   --------------   --------------   -------------------   ----------   -----------
Lynn J. Beasley(4).......             0              0                    0                 0        (5)
Charles M. Berger(6).....         3,798(7)      21,146              300,000           324,944        (5)
Arnold W. Donald.........         1,000            697               14,000            15,697        (5)
Joseph P. Flannery.......         2,000              0               45,500            47,500        (5)
James Hagedorn(8)........     9,903,947(9)       2,399            2,112,608(10)    12,018,954      37.02%
Albert E. Harris.........         2,000(11)        715               30,000            32,715        (5)
Michael P. Kelty(8)......        39,209              0               45,000            84,209        (5)
John Kenlon(12)..........       138,210(13)          0              126,500           264,710        (5)
Hadia Lefavre(8)(14).....             0              0              100,000           100,000        (5)
Katherine Hagedorn
  Littlefield............     9,872,463(15)          0            1,804,108(16)    11,676,571      36.32%
Karen G. Mills...........         5,000            637               47,000            52,637        (5)
Patrick J. Norton(8).....         5,100(17)          0               36,000            41,100        (5)
L. Robert Stohler(8).....             0              0               92,000            92,000        (5)
John M. Sullivan.........         1,500              0               47,000            48,500        (5)
L. Jack Van Fossen.......         1,200            715               50,000            51,915        (5)
John Walker, Ph.D. ......         1,100              0               26,500            27,600        (5)
All current directors and
  executive officers as a
  group (17 persons).....     9,968,585(18)     30,356            3,013,608        13,012,549      38.92%
Hagedorn Partnership,
  L.P....................     9,872,463(19)          0            1,792,608(19)    11,665,071      36.30%
  800 Port Washington Blvd.
  Port Washington, NY 11050
Capital Group
  International,
  Inc.(20)...............     1,551,900(21)          0                    0         1,551,900       5.11%
  11100 Santa Monica
  Blvd.
  Los Angeles, CA 90025

---------------

 (1) Unless otherwise indicated, the beneficial owner has sole voting and dispositive power as to all common shares reflected in the table. All fractional common shares have been rounded to the nearest whole common share. The mailing address of each of the current executive officers and directors of the Company is 14111 Scottslawn Road, Marysville, Ohio 43041.

 (2) "Common Share Equivalents" figures include common shares attributable to the named executive officer's account relating to common share units under The Scotts Company Executive Retirement Plan (the "Executive Retirement Plan" or "ERP"), and to the named director's account holding stock units received in lieu of the director's annual retainer under the Company's 1996 Stock Option Plan, although under the terms of those plans the named individual has no voting or dispositive power with respect to the portion of his or her account attributed to common shares of the

     Company. For this reason, these common share equivalents are not included in the computation of the "Percent of Class" figures in the table.

 (3) The "Percent of Class" computation is based upon the sum of (i) 30,344,130 common shares outstanding on November 25, 2002 and (ii) the number of common shares as to which the named person has the right to acquire beneficial ownership upon the exercise of options or warrants exercisable within 60 days after November 25, 2002.

 (4) Nominee for election as director.

 (5) Represents ownership of less than 1% of the outstanding common shares of the Company.

 (6) Mr. Berger intends to retire as a director of the Company effective as of the date of the Annual Meeting.

 (7) Includes 3,098 common share units allocated to Mr. Berger's account and held by the trustee under the RSP.

 (8) Individual named in the Summary Compensation Table.

 (9) Mr. Hagedorn is a general partner of Hagedorn Partnership, L.P., a Delaware limited partnership (the "Hagedorn Partnership"), and has shared voting and dispositive power with respect to the common shares held by the Hagedorn Partnership and those subject to the right to vote and right of first refusal in favor of the Hagedorn Partnership. See note (19) below. He holds 22,200 common shares directly and 9,284 common share units are allocated to his account and held by the trustee under the RSP.

(10) Mr. Hagedorn holds currently exercisable options to purchase 320,000 common shares. As a general partner of the Hagedorn Partnership, he will share voting and dispositive power with respect to the common shares underlying the warrants held by the Hagedorn Partnership and those subject to the right to vote and right of first refusal in favor of the Hagedorn Partnership. See note (19) below.

(11) Includes 1,000 common shares owned by Mr. Harris' spouse.

(12) Mr. Kenlon's term as a director expires on the date of the Annual Meeting. Mr. Kenlon is not seeking another term.

(13) Does not include 7,252 common shares held by each of Mr. Kenlon's four children, of record and beneficially, as to which common shares Mr. Kenlon disclaims beneficial ownership. The Hagedorn Partnership has the right to vote, and a right of first refusal with respect to, the Company's securities received by Mr. Kenlon and his children pursuant to the Merger Agreement described in note (19) below. Mr. Kenlon also holds currently exercisable options to purchase 126,500 common shares. The Company was notified that subsequent to the date of this table Mr. Kenlon sold 37,900 of these shares.

(14) Ms. Lefavre resigned as an executive officer of the Company effective October 1, 2002.

(15) Ms. Littlefield is a general partner and the Chair of the Hagedorn Partnership and has shared voting and dispositive power with respect to the common shares held by the Hagedorn Partnership and those subject to the right to vote and right of first refusal in favor of the Hagedorn Partnership. See note (19) below.

(16) Ms. Littlefield holds currently exercisable options to purchase 11,500 common shares. As a general partner of the Hagedorn Partnership, she will share voting and dispositive power with respect to the common shares underlying the warrants held by the Hagedorn Partnership and those subject to the right to vote and right of first refusal in favor of the Hagedorn Partnership. See note (19) below.

(17) Includes 100 common shares owned by Mr. Norton's spouse.

(18) See notes (7), (9) through (11), (13), (15) through (17) above and note
     (19) below. Also includes common shares held by the current executive officers other than the individuals named in the Summary Compensation Table; and common share units allocated to their respective accounts and held by the trustee under the RSP.

(19) The Hagedorn Partnership owns 9,872,463 common shares and warrants to purchase 1,792,608 common shares, and has the right to vote, and a right of first refusal with respect to, the Company's securities received by Mr. Kenlon and his children pursuant to the Merger Agreement described below. Also see note (13) above. Mr. James Hagedorn, Ms. Katherine Hagedorn Littlefield, Mr. Paul Hagedorn, Mr. Peter Hagedorn, Mr. Robert Hagedorn and Ms. Susan Hagedorn, are siblings, general partners of the Hagedorn Partnership and former shareholders of Stern's Miracle-Gro Products, Inc. ("Miracle-Gro Products"). The general partners share voting and dispositive power with respect to the securities held by the Hagedorn Partnership and those subject to the right to vote and right of first refusal in favor of the Hagedorn Partnership. Mr. James Hagedorn and Ms. Katherine Hagedorn Littlefield are directors of the Company. Community Funds, Inc., a New York not-for-profit corporation ("Community Funds"), is a limited partner of the Hagedorn Partnership.

     The Amended and Restated Agreement and Plan of Merger, dated as of May 19, 1995 (the "Merger Agreement"), among the Company, ZYX Corporation, Miracle-Gro Products, Stern's Nurseries, Inc., Miracle-Gro Lawn Products Inc., Miracle-Gro Products Limited, the Hagedorn Partnership, the general partners of the Hagedorn Partnership, Horace Hagedorn, Community Funds and John Kenlon, as amended by the First Amendment to Amended and Restated Agreement and Plan of Merger, dated as of October 1, 1999 (the "First Amendment"), limits the ability of the Hagedorn Partnership, Community Funds, Horace Hagedorn and John Kenlon (the "Miracle-Gro Shareholders") to acquire additional voting securities of the Company. See "-- The Merger Agreement and the First Amendment" below.

(20) All information presented in this table regarding Capital Group International, Inc. ("CGII") was derived from a Schedule 13G dated February 11, 2002, filed by CGII with the Securities and Exchange Commission ("SEC") on February 14, 2002 (the "CGII Schedule 13G").

(21) In the CGII Schedule 13G, CGII reported sole voting power with respect to 1,213,000 of the common shares shown, reported sole dispositive power with respect to all 1,551,900 of the common shares shown and disclaimed beneficial ownership to any of these common shares. CGII is the parent holding company of a group of investment management companies that hold dispositive power and, in some cases, voting power over the common shares held in the accounts of their respective clients.

THE MERGER AGREEMENT AND THE FIRST AMENDMENT

     Under the terms of the First Amendment, the Miracle-Gro Shareholders may not collectively acquire, directly or indirectly, beneficial ownership of Voting Stock (defined in the Merger Agreement, as amended by the First Amendment, to mean the common shares and any other securities issued by the Company which are entitled to vote generally for the election of directors of the Company) representing more than 49% of the total voting power of the outstanding Voting Stock, except pursuant to a tender offer for 100% of that total voting power, which tender offer is made at a price per share which is not less than the market price per share on the last trading day before the announcement of the tender offer and is conditioned upon the receipt of at least 50% of the Voting Stock beneficially owned by shareholders of the Company other than the Miracle-Gro Shareholders and their affiliates and associates.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Ms. Hadia Lefavre, a former executive officer of the Company who retired on October 1, 2002, filed one late Form 4 reporting one transaction involving her surrender upon her retirement of certain options to purchase common shares of the Company in exchange for a cash payment.

                               PROPOSAL NUMBER 1

                             ELECTION OF DIRECTORS

     Pursuant to the Code of Regulations of the Company, the Board of Directors has set the authorized number of directors at 12, divided into three classes with regular three-year staggered terms. The election of each class of directors is a separate election. The four Class II directors hold office for terms expiring at the Annual Meeting, the four Class III directors hold office for terms expiring in 2004, and the four Class I directors hold office for terms expiring in 2005.

     The Board of Directors proposes that the four nominees identified below be elected to Class II for a new term to expire at the Annual Meeting of Shareholders to be held in 2006 and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. The Board of Directors has no reason to believe that the nominees will not serve if elected. If a nominee who would otherwise receive the required number of votes becomes unavailable or unable to serve as a director, the individuals designated as proxy holders reserve full discretion to vote the common shares represented by the proxies they hold for the election of the remaining nominees and for the election of any substitute nominee designated by the Board of Directors.

     The following information with respect to the principal occupation or employment, other affiliations and business experience of each director during the last five years, has been furnished to the Company by each director. Except where indicated, each director has had the same principal occupation for the last five years.

    NOMINEES STANDING FOR ELECTION OR RE-ELECTION TO THE BOARD OF DIRECTORS

               CLASS II -- TERMS TO EXPIRE AT THE 2006 ANNUAL MEETING

[ARNOLD W. DONALD PHOTO] Arnold W. Donald, age 47, Director of the Company since 2000
                             Mr. Donald was elected by the Board in October 2000 to
                         fill the vacancy created by the retirement of Dr. James B
                             Beard. Since March 2000, Mr. Donald has been Chairman
                             and Chief Executive Officer of Merisant Company, whose
                             products include leading global tabletop sweetener
                             brands Equal(R) and Canderel(R). From January 1998 to
                             March 2000, he was Senior Vice President of Monsanto
                             Company (n/k/a Pharmacia Corporation), with
                             responsibility for growth, globalization and technology
                             initiatives. From February 1997 to January 1998, he was
                             Co-President, Agriculture Sector, of Monsanto. He serves
                             as a director of Crown Cork & Seal Company, Belden,
                             Inc., Oil-Dri Corporation of America, GenAmerica
                             Financial, and Carnival Corporation. In 1998, he was
                             appointed by President Clinton to serve on the
                             President's Export Council for international trade. He
                             is also a member of the Executive Leadership Council.
                         Committee Membership: Compensation and Organization

[LYNN J. BEASLEY PHOTO]  Lynn J. Beasley, age 44
                             In January 2002, Ms. Beasley was promoted to President
                         and Chief Operating Officer of R.J. Reynolds Tobacco Company
                             ("RJR Tobacco"), after serving as Executive Vice
                             President -- Marketing since 1997. Ms. Beasley has also
                             been a Director of RJR Tobacco since March 2000. Ms.
                             Beasley joined RJR Tobacco in 1982 as a marketing
                             assistant. After holding a number of positions at RJR
                             Tobacco, she became Senior Vice President of the
                             Winston/Camel business unit in 1993. From 1995 until
                             1997, she was Senior Vice President of brand marketing
                             for WINSTON, CAMEL and SALEM. Ms. Beasley is a member of
                             the Senior Services Board and the Tanglewood Park
                             Foundation Board.

[JOHN M. SULLIVAN PHOTO] John M. Sullivan, age 67, Director of the Company since 1994
                             Mr. Sullivan served as Chairman, President and Chief
                         Executive Officer of Prince Holdings, Inc., a corporation
                             which, through its subsidiaries, manufactures sporting
                             goods, from 1987 until his retirement in 1994. He is
                             currently on the board of directors of Atlas Copco N.A.,
                             a company traded on the Stockholm Stock Exchange.
                         Committee Memberships: Audit; Compensation and Organization

[L. JACK VAN FOSSEN      L. Jack Van Fossen, age 65, Director of the Company since
PHOTO]                   1993
                             Mr. Van Fossen was Chief Executive Officer and President
                         of Red Roof Inns, Inc., an owner and operator of motels,
                             from 1991 until 1995. Since July 1988, Mr. Van Fossen
                             has served as President of Nessoff Corporation, a
                             privately-held investment company.
                         Committee Memberships: Audit (Chairman); Finance

                           DIRECTORS CONTINUING IN OFFICE

               CLASS III -- TERMS TO EXPIRE AT THE 2004 ANNUAL MEETING

[JOSEPH P. FLANNERY      Joseph P. Flannery, age 70, Director of the Company since
PHOTO]                   1987
                             Mr. Flannery has been President, Chief Executive Officer
                         and Chairman of the Board of Directors of Uniroyal Holding,
                             Inc., since 1986. Mr. Flannery is also a director of
                             Kmart Corporation, Newmont Mining Corporation and
                             ArvinMeritor Industries, Inc.
                         Committee Membership: Compensation and Organization
                             (Chairman)

[ALBERT E. HARRIS PHOTO] Albert E. Harris, age 70, Director of the Company since 1997
                             Mr. Harris is co-founder and, effective July 1997, the
                         retired President of EDBH, Inc., a privately-held company
                             which develops international optical businesses. From
                             1988 until July 1997, he served as either Chairman or
                             President of that company, which established a chain of
                             approximately 200 superoptical stores, operating under
                             the "Vision Express" name and located primarily in the
                             United Kingdom. From 1992 until September 2001, Mr.
                             Harris was a trustee of Fifth Third Funds (previously
                             named Fountain Square Funds), a mutual fund family
                             established by The Fifth Third Bank, and also served as
                             the Chairman of that group of funds. Fifth Third Funds
                             is registered as an investment company under the
                             Investment Company Act of 1940.
                         Committee Memberships: Audit; Compensation and Organization

[KATHERINE HAGEDORN      Katherine Hagedorn Littlefield, age 47, Director of the
LITTLEFIELD PHOTO]       Company since 2000
                             Ms. Littlefield has been a director of the Company since
                         July 2000. Ms. Littlefield is the Chair of the Hagedorn
                             Partnership. She is the sister of James Hagedorn.
                         Committee Membership: Finance

[PATRICK J. NORTON       Patrick J. Norton, age 52, Executive Vice President and
PHOTO]                   Chief Financial Officer of
                             the Company since 2000, and Director of the Company
                         since 1998
                             Mr. Norton was named Executive Vice President and Chief
                         Financial Officer of the Company in May 2000, having served as interim Chief Financial Officer since February 2000.
                             From 1983 until February 1997, Mr. Norton was the
                             President, Chief Executive Officer and a director of
                             Barefoot Inc., the second largest lawn care company in
                             the United States prior to its acquisition in February
                             1997 by ServiceMaster. Mr. Norton serves as an
                             independent director for various privately-held
                             companies and partnerships, including Svoboda Collins
                             LLC, In The Swim, Inc. and Baird Capital Partners. Mr.
                             Norton has announced his retirement from his position as
                             Executive Vice President and Chief Financial Officer to
                             be effective January 1, 2003. He will be succeeded by
                             Mr. Christopher L. Nagel, Senior Vice President, Finance
                             of the Company.
                         Committee Membership: Finance

                CLASS I -- TERMS TO EXPIRE AT THE 2005 ANNUAL MEETING

[CHARLES M. BERGER       Charles M. Berger, age 66, Chairman of the Board of the
PHOTO]                   Company since 1996
                             Mr. Berger was elected Chairman of the Board of the
                         Company in August 1996. From August 1996 to May 2001, he was
                             also Chief Executive Officer of the Company, and from
                             August 1996 until April 2000, he was also President of
                             the Company. Mr. Berger came to the Company from H.J.
                             Heinz Company. During his 32-year career at Heinz, he
                             held the positions of Chairman and Chief Executive
                             Officer of Heinz India Pvt. Ltd. (Bombay); Chairman,
                             President and Chief Executive Officer of Weight Watchers
                             International, a Heinz affiliate; Managing Director and
                             Chief Executive Officer of Heinz-Italy (Milan), the
                             largest Heinz profit center in Europe; General Manager,
                             Marketing, for Heinz U.S. grocery products; Marketing
                             Director for Heinz U.K. (London); and Director of
                             Corporate Planning at Heinz World Headquarters. He is
                             also a former director of Miracle-Gro Products. Mr.
                             Berger intends to retire as Chairman of the Board and
                             Director of the Company on January 30, 2003.
                         Committee Membership: Nominating and Board Governance

[JAMES HAGEDORN PHOTO]   James Hagedorn, age 47, Chief Executive Officer of the
                         Company since May 2001,
                             President of the Company since April 2000, and Director
                         of the Company
                             since 1995
                             Mr. Hagedorn was named President and Chief Executive
                         Officer of the Company in May 2001. He served as President and Chief Operating Officer of the Company from April
                             2000 to May 2001, and as President, Scotts North
                             America, of the Company from December 1998 to April
                             2000. He was previously Executive Vice President, U.S.
                             Business Groups, of the Company from October 1996 to
                             December 1998. Mr. Hagedorn is the son of Horace
                             Hagedorn, Director Emeritus of the Company, and the
                             brother of Katherine Hagedorn Littlefield, a director of
                             the Company.
                         Committee Membership: None at this time

[KAREN G. MILLS PHOTO]   Karen G. Mills, age 49, Director of the Company since 1994
                             Since June 1999, Ms. Mills has been Managing Director
                         and Founder of Solera Capital, a private equity firm based in New York. Prior to that, beginning in January 1993,
                             she was President of MMP Group, Inc., an advisory
                             company serving leveraged buy-out firms, company owners
                             and chief executive officers. Ms. Mills is currently a
                             director of Arrow Electronics, Inc., a New York Stock
                             Exchange company, and Latina Media Ventures and Annie's
                             Homegrown, Inc., both privately-held companies.
                         Committee Memberships: Finance; Nominating and Board
                             Governance (Chairman)

[JOHN WALKER PHOTO]      John Walker, Ph.D., age 62, Director of the Company since
                         1998
                             Since September 1994, Dr. Walker has been Chairman of
                         Advent International plc, Europe, a private equity
                             management company based in London, England which
                             manages over $3 billion on a global basis.
                         Committee Memberships: Finance (Chairman); Nominating and
                             Board Governance

RECOMMENDATION AND VOTE

     Under Ohio law and the Company's Code of Regulations, the four nominees for election in Class II receiving the greatest number of votes will be elected. Common shares represented by properly executed and returned proxies will be voted FOR the election of the above-named nominees unless authority to vote for one or more nominees is withheld. Common shares as to which the authority to vote is withheld will be counted for quorum purposes but will not be counted toward the election of directors or toward the election of the individual nominees specified on the form of proxy.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE-NAMED CLASS II DIRECTOR NOMINEES.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors held seven regularly scheduled or special meetings during the Company's fiscal year ended September 30, 2002 (the "2002 fiscal year"). The Board of Directors has four significant standing committees: the Audit Committee; the Compensation and Organization Committee; the Finance Committee; and the Nominating and Board Governance Committee. Each current member of the Board of Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and of the committees on which he or she served during the 2002 fiscal year.

AUDIT COMMITTEE

     The Audit Committee is organized and conducts its business pursuant to a written charter adopted by the Board of Directors. The Audit Committee is responsible for assisting the Board of Directors in fulfilling its financial and accounting oversight functions. Specifically, the Audit Committee, on behalf of the Board of Directors, monitors and evaluates the Company's consolidated financial statements and the financial reporting process, the system of internal accounting and financial controls, the internal audit function and the annual independent audit of the Company's consolidated financial statements. The Audit Committee also provides an avenue for communication among internal auditors, the independent auditors and the Board of Directors. The Audit Committee makes recommendations to the Board of Directors or management concerning auditing and accounting matters and the selection of the independent auditors. Each member of the Audit Committee qualifies as independent under the corporate governance standards of the New York Stock Exchange. The Audit Committee met seven times during the 2002 fiscal year. The Audit Committee's report relating to the Company's 2002 fiscal year appears on page 46.

COMPENSATION AND ORGANIZATION COMMITTEE

     The Compensation and Organization Committee reviews, considers and acts upon matters concerning salary and other compensation and benefits of all executive officers and certain other employees of the Company. In addition, the Compensation and Organization Committee acts upon all matters concerning, and exercises such authority as is delegated to it under the provisions of, any benefit, retirement or pension plan maintained by the Company. The Compensation and Organization Committee also advises the Board of Directors regarding executive officer organizational issues and succession plans, serves as the administrator for the Company's 1992 Long Term Incentive Plan and 1996 Stock Option Plan and will serve as the administrator for the Company's 2003 Stock Option and Incentive Equity Plan if that plan is approved by the Company's shareholders. The Compensation and Organization Committee met four times during the 2002 fiscal year. The Compensation and Organization Committee's report on executive compensation appears on pages 41 through 44.

FINANCE COMMITTEE

     The Finance Committee provides oversight of the financial plans and policies of the Company and its subsidiaries by reviewing annual business plans; operating performance goals; investment, dividend payment and stock repurchase programs; financial forecasts; and general corporate financing matters. The Finance Committee met three times during the 2002 fiscal year.

NOMINATING AND BOARD GOVERNANCE COMMITTEE

     The Nominating and Board Governance Committee recommends policies on the composition of the Board of Directors and nominees for membership on the Board of Directors. The Nominating and Board Governance Committee has not established a procedure for shareholders to recommend nominees to the Board of Directors for consideration at the Annual Meeting. Rather, the Nominating and Board Governance Committee conducts its own search for available, qualified nominees. The Nominating and Board Governance Committee met three times during the 2002 fiscal year.

COMPENSATION OF DIRECTORS

     Each director of the Company who is not an employee of the Company (the "non-employee directors") receives a $30,000 annual retainer for Board of Directors and Board committee meetings plus reimbursement of all reasonable travel and other expenses of attending such meetings. Under the Company's 1996 Stock Option Plan, non-employee directors may elect to receive all or a portion, in 25% increments, of their annual retainer in cash or in stock units. If stock units are elected, the non-employee director receives a number of stock units determined by dividing the chosen dollar amount by the fair market value of the Company's common shares on the first business day following the date of the annual meeting of shareholders. Final distributions are made in cash or common shares, as elected by the non-employee director, upon the date that the non-employee director ceases to be a member of the Board of Directors, or upon a "change in control" (as defined in the Company's 1996 Stock Option Plan), whichever is earlier. Distributions may be made either in a lump sum or in installments over a period of up to ten years, as elected by the non-employee director. If the Company's 2003 Stock Option and Incentive Equity Plan is approved by the shareholders, the non-employee directors could elect stock units under either of the two plans.

     Under the Company's 1996 Stock Option Plan, non-employee directors also receive an annual grant, on the first business day following the date of each annual meeting of shareholders, of options to purchase 5,000 common shares at an exercise price equal to the fair market value of the common shares on the grant date. Non-employee directors who are members of one or more Board committees receive options to purchase an additional 500 common shares for each committee on which they serve (with committee chairs receiving options to purchase a total of an additional 1,500 common shares for each committee they chair). Options granted to a non-employee director become exercisable six months after the grant date and remain exercisable until the earlier to occur of the tenth anniversary of the grant date or the first anniversary of the date the non-employee director ceases to be a member of the Company's Board of Directors. However, if the non-employee director ceases to be a member of the Board of Directors after (a) having been convicted of, or pled guilty or nolo contendere to, a felony, his or her options will be canceled on the date he or she ceases to be a director, or (b) having retired, any outstanding options (whether or not then exercisable) may be exercised in full at any time prior to the expiration of the term of the options or within five years following retirement, whichever period is shorter. If the Company's 2003 Stock Option and Incentive Equity Plan is approved by the shareholders, the non-employee directors would receive automatic grants under either of the two plans. To the extent a grant is made under one plan, the automatic grant under the other plan would not apply.

STEPHANIE M. SHERN CHOSEN TO FILL THE VACANCY CREATED BY MR. BERGER'S
RESIGNATION

     Mr. Berger intends to retire as a member of the Board of Directors of the Company effective as of the Annual Meeting date. The remaining members of the Board of Directors have chosen Stephanie M. Shern to fill the vacancy created by Mr. Berger's retirement in accordance with the Company's Code of Regulations.

[STEPHANIE M. SHERN      Stephanie M. Shern, age 54
PHOTO]                       Mrs. Shern founded Stephanie Shern Associates, a retail
                         consulting and business advisory firm. From May 2001 to
                             February 2002, Mrs. Shern served as the Senior Vice
                             President and Global Managing Director of Retail and
                             Consumer Products at Kurt Salmon Associates. From 1995
                             to April 2001, Mrs. Shern served as Vice Chairman and
                             Global Director of Retail and Consumer Products for
                             Ernst and Young, and from April 1998 to April 2000, she
                             also served as Vice Chairman of Marketing. Mrs. Shern is
                             a CPA and a member of the American Institute of CPAs.

                               PROPOSAL NUMBER 2

              APPROVAL OF THE SCOTTS COMPANY 2003 STOCK OPTION AND
                             INCENTIVE EQUITY PLAN

GENERAL

     On November 8, 2002, the Board of Directors of the Company adopted, subject to approval by the shareholders, The Scotts Company 2003 Stock Option and Incentive Equity Plan (the "2003 Plan") for key employees of the Company and its subsidiaries and non-employee directors of the Company. The 2003 Plan authorizes the granting of (i) incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"),
(ii) nonstatutory stock options ("NSOs"), (iii) performance shares, (iv) performance units, (v) restricted stock, (vi) stock appreciation rights ("SARs"), and (vii) stock units (ISOs, NSOs, performance shares, performance units, restricted stock, SARs and stock units are referred to collectively as the "2003 Plan Awards").

     The purposes of the 2003 Plan are to foster the long-term financial success of the Company, increase shareholder value by providing participants in the 2003 Plan with an opportunity to acquire or increase an ownership interest in the Company, and attract and retain the services of outstanding individuals upon whose judgment, interest and special efforts the success of the Company is largely dependent. To provide the same motivation to increase shareholder value and attract and retain the services of outstanding managers at its international locations, the Company would adopt incentives in its foreign locations that provide, as closely as possible, the same motivational effect as awards to be granted to United States employees under the 2003 Plan. The terms and conditions of international 2003 Plan Awards may differ from 2003 Plan Awards made to United States employees due to applicable foreign tax or other laws.

     Subject to adjustment as described below, there will be 1,800,000 common shares available for issuance under the 2003 Plan, of which up to 300,000 may be issued as restricted stock. The Company also maintains the 1992 Long Term Incentive Plan and the 1996 Stock Option Plan, both of which will remain in effect if the 2003 Plan is approved. Although the 1992 Long Term Incentive Plan is still maintained by the Company, no further awards may be made under it. However, as of November 25, 2002, there were options outstanding under that plan covering 296,551 common shares. As of November 25, 2002, stock options covering 4,139,084 common shares remained outstanding under the 1996 Stock Option Plan and 3,520 common shares were attributable to stock units held by directors, leaving 53,080 common shares available for new awards under the 1996 Stock Option Plan.

     The Board of Directors believes it is desirable to continue to have equity-based compensation available under a long-term incentive plan to be used to recruit new individuals as key employees and directors and for incentive purposes, where necessary. The 2003 Plan will make common shares available for a variety of awards, allowing the Company to choose the incentives most appropriate to individual circumstances and most likely to benefit the Company and its shareholders. The 2003 Plan should address the need for equity-based long-term incentive compensation for a number of years.

     Common shares subject to the 2003 Plan may be either authorized but unissued shares or treasury shares. However, under the Merger Agreement with the Miracle-Gro Shareholders, the Company has agreed to use reasonable efforts to fund the issuance of common shares upon the exercise of options granted to employees with common shares purchased in the open market or in privately negotiated repurchases rather than with newly-issued common shares. If any 2003 Plan Award is cancelled, terminated or otherwise settled without the payment of cash or the issuance of any common shares, the common shares subject to that 2003 Plan Award may again be granted under the 2003 Plan. Any performance share or restricted stock issued under the 2003 Plan which is subsequently forfeited under the terms of the 2003 Plan will be forfeited to and acquired by the Company as treasury shares and available for future grants under the 2003 Plan.

     As of the date of this Proxy Statement, other than the automatic grant of NSOs to non-employee directors of the Company described below, no determination has been made regarding the identity of the individuals to whom 2003 Plan Awards may be granted or the kinds of 2003 Plan Awards or numbers of common shares to be subject to 2003 Plan Awards that will be granted to participants. The Company estimates that approximately 75 employees of the Company will be eligible to receive 2003 Plan Awards, including the executive officers named in the Summary Compensation Table. The table included under "EXECUTIVE COMPENSATION -- OPTION GRANTS IN 2002 FISCAL YEAR" at page 36 shows the options granted to the named executive officers during the 2002 fiscal year. During the 2002 fiscal year, options covering an aggregate of 232,000 common shares were granted to current executive officers of the Company as a group and options covering an aggregate of 625,000 common shares were granted to all employees, including current officers who are not executive officers of the Company, as a group. Because 2003 Plan Awards will be made to employees by the Compensation and Organization Committee based on a subjective determination of the relative current and future contribution that each employee has made or may make to the long-term welfare of the Company and its subsidiaries, past option grants may not be reflective of future awards under the 2003 Plan. The non-employee directors of the Company (currently eight individuals) would continue to receive automatic grants of NSOs based on the same formula as the NSO grants described under "PROPOSAL NUMBER
1 -- ELECTION OF DIRECTORS -- COMPENSATION OF DIRECTORS" at page 11. In addition, non-employee directors would continue to have the ability to elect to receive all or a portion of their annual retainers in stock units.

     The following is a brief summary of the material features of the 2003 Plan. This summary is qualified in its entirety by reference to the full text of the 2003 Plan, a copy of which is attached to this Proxy Statement as Annex 1.

SUMMARY OF OPERATION OF THE 2003 PLAN

ADMINISTRATION OF THE 2003 PLAN

     The 2003 Plan will be administered by the Compensation and Organization Committee, which will have the authority to determine, among other things, the employees to whom 2003 Plan Awards will be granted, the type of 2003 Plan Awards to be granted to employees and the terms and conditions of those 2003 Plan Awards. The Compensation and Organization Committee is to be comprised of not less than three members of the Board of Directors of the Company (i) who are "outside directors" within the meaning of the Treasury Regulations under Section 162(m) of the Internal Revenue Code, (ii) who are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and
(iii) who do not receive payment from the Company in any capacity other than as a director, except as permitted for purposes of Section 162(m).

OPTIONS FOR EMPLOYEES

     ISOs and NSOs (together, "options") may be granted to employees under the 2003 Plan. Options may be granted for terms of up to, but not exceeding, ten years from the date of grant. However, an ISO granted to an employee who owns common shares possessing more than 10% of the voting power of the Company will not be exercisable more than five years after the grant date. No employee may be granted ISOs under the 2003 Plan if the grant would cause the aggregate fair market value (determined as of the date an ISO is granted) of the common shares with respect to which all ISOs held by the employee are exercisable for the first time during any calendar year under the 2003 Plan and all other stock option plans maintained by the Company and its subsidiaries to exceed $100,000. In addition, during the period in which the 2003 Plan remains in effect, no employee may, in any one year, be granted options affecting more than 150,000 common shares, subject to adjustment for changes in capitalization as described below. Unless otherwise specified in the award agreement, options granted to employees will vest and become exercisable three years after the date of grant. In its discretion, the Compensation and Organization Committee may accelerate the exercisability of options granted to employees.

NSOS FOR NON-EMPLOYEE DIRECTORS

     On the first business day after each annual meeting of shareholders of the Company, each individual then serving as a non-employee director of the Company will automatically be granted NSOs to purchase 5,000 common shares, plus 500 common shares for each committee of the Board of Directors on which the non-employee director then serves, plus 1,000 common shares for each Board committee of which the non-employee director is then the chairperson. The non-employee director NSOs will vest and become exercisable six months after the date of grant and have terms of ten years from the date of grant. Director NSO grants may be made under the 2003 Plan or the 1996 Stock Option Plan. To the extent such grants are made under the 1996 Stock Option Plan, the number of common shares subject to director NSOs to be granted under the 2003 Plan will be reduced.

EXERCISE PRICE OF OPTIONS

     The exercise price of each option granted to an employee will be specified by the Compensation and Organization Committee in the award agreement. For ISOs, the exercise price must be at least the fair market value of the underlying common shares on the date of the grant. However, an ISO granted to an employee who owns common shares possessing more than 10% of the voting power of the Company will have an exercise price of at least 110% of the fair market value of the underlying common shares on the grant date. The exercise price of NSOs granted to non-employee directors will be equal to the fair market value of the underlying common shares on the grant date. For purposes of the 2003 Plan, the fair market value of a common share on a particular date will be the closing sale price as shown on the New York Stock Exchange on that date. On November 25, 2002, the fair market value of a common share of the Company was $48.25.

PAYMENT OF EXERCISE PRICE

     Unless otherwise specified in the award agreement, payment of the exercise price of an option must be made in cash. However, in its discretion, the Compensation and Organization Committee may develop other procedures to permit optionees to pay the exercise price, including by tendering common shares, already owned for at least six months before the exercise date, having a fair market value equal to the exercise price. The Company will make appropriate arrangements for the satisfaction of all tax withholding requirements applicable to the exercise of each option. If the optionee has not remitted to the Company the amount required to satisfy those tax withholding requirements, the Company may withhold from the value of the option any amount necessary to comply with those requirements. The Compensation and Organization Committee may elect, in its sole discretion, to permit the optionee to pay applicable taxes by cash or personal check, by having common shares otherwise issuable under the 2003 Plan withheld by the Company, by surrendering previously acquired common shares owned for at least six months or by a combination thereof.

     The 2003 Plan also provides that no previously issued option may be repriced without the approval of shareholders. For purposes of this restriction, "repricing" includes a reduction of the option's exercise price, an exchange of outstanding options for other options with a lower exercise price or any other act that is a "repricing" under New York Stock Exchange rules.

STOCK UNITS

     Each non-employee director of the Company may choose to receive all or a portion of his or her annual retainer in stock units. A stock unit is the right to receive a payment equal to the fair market value of a common share of the Company. Elections by non-employee directors must specify the portion of the annual retainer (in 25% increments) to be converted to stock units, the date the stock units are to be settled, whether the stock units will be settled in cash or common shares and the period (not to exceed ten years) over which the value of the stock units will be distributed. Elections must be made annually at least two weeks in advance of the annual meeting of shareholders each year. If a non-employee director does not elect to receive stock units, his or her annual retainer will be paid in cash in accordance with the Company's regular practices. Once an election is made, it will remain in effect until changed or revoked.

     Stock units will be settled as of the date the non-employee director ceases to be a member of the Company's Board of Directors or the date the non-employee director has specified. If settlement is in cash, the amount of the payment will be equal to the number of stock units multiplied by the fair market value of a common share. If distribution is in the form of common shares, the director will receive a number of common shares equal to the whole number of stock units and a cash payment for any fractional share.

RESTRICTED STOCK

     Restricted stock awards consist of common shares transferred to eligible employees, without payment therefor (other than the payment of any par value of the common shares if required by applicable law), as additional compensation for services to the Company or one of its subsidiaries. Restricted stock awards are subject to such terms and conditions as the Compensation and Organization Committee determines appropriate. Restricted stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated during the restriction period (which will be at least three years), throughout which the Compensation and Organization Committee will determine if the employee has met the conditions placed on the restricted stock. Subject to such other restrictions as are imposed by the Compensation and Organization Committee, the common shares covered by a restricted stock award will normally be held by the Company in escrow during the restriction period, but may instead be issued to the recipient with a legend on the share certificate evidencing the applicable restrictions. If all restrictions have been met by the end of the restriction period, the common shares will be released from escrow (or any restrictive legends placed on the certificate removed) after the restriction period. If the restrictions have not been satisfied, the restricted stock will be forfeited and will again become available for awards under the 2003 Plan.

     During the restriction period, the employee to whom the restricted stock award is made may exercise full voting rights associated with the restricted stock and any dividends or other distributions paid on the restricted stock will be held in escrow for the employee by the Company. At the end of the restriction period, any such dividends or distributions will be forfeited or distributed as discussed above for the associated restricted stock.

PERFORMANCE SHARES AND PERFORMANCE UNITS

     The Compensation and Organization Committee may also grant performance shares and performance units to employees based on the employees' performance and overall contribution to preserve and increase the Company's value. The Compensation and Organization Committee may establish performance goals for an employee for a particular performance period based upon the following factors:
(a) increasing sales; (b) developing new products and lines of revenue; (c) reducing operating expenses; (d) increasing customer satisfaction; (e) developing new markets and increasing the Company's share of existing markets;
(f) meeting completion schedules; (g) increasing standardized pricing; (h) developing and managing relationships with regulatory and other governmental agencies; (i) managing cash; (j) managing claims against the Company, including litigation; (k) identifying and completing strategic acquisitions; and (l) increasing the Company's book value. Any such goals must be communicated to the affected employee no later than the earlier of 90 days after the beginning of the performance period or the expiration of 25% of the performance period. The Compensation and Organization Committee will adjust performance goals to reflect any substantive changes in the employee's job description or assigned duties and, to the extent any performance goal is based on the Company's common shares, to reflect any changes in the capitalization of the Company.

     At the end of the performance period, the employee's performance will be assessed and performance shares or units will be either (i) forfeited, to the extent the performance goals have not been met, or (ii) valued and distributed, in a lump sum payment in the form of cash, common shares or both as determined by the Compensation and Organization Committee, to the extent applicable performance goals have been met. Unless the award agreement specifies otherwise, during the performance period, employees may exercise full voting rights associated with their performance shares or units, and any dividends or other distributions pertaining to the performance shares or units will be held by the Company in escrow. At the end of the performance period, any such dividends or distributions will be either distributed or forfeited as discussed above for the associated performance shares or units.

STOCK APPRECIATION RIGHTS

     The Compensation and Organization Committee may, in its discretion, grant an SAR to an employee. SARs may be granted either alone or affiliated with or in tandem with any option granted under the 2003 Plan. In its discretion, the Compensation and Organization Committee may provide for the payment of a tandem or freestanding SAR in cash, common shares or a combination of both. During the period in which the 2003 Plan remains in effect, no employee may, in any one year, be granted SARs affecting more than 150,000 common shares, subject to adjustment for changes in capitalization.

     Upon the exercise of an SAR granted in tandem with an option, the option to which the SAR relates (or the corresponding portion thereof) will be forfeited upon payment of the exercised SAR. A tandem SAR will expire, unless previously exercised, no later than the date the related option expires. The exercise price of a tandem SAR may not be less than the exercise price of the related option (or portion thereof) surrendered by the optionee, and the value of the payout for the tandem SAR will not be more than 100% of the difference between the exercise price of the related option and the fair market value of the common shares subject to the related option at the time the SAR is exercised. A tandem SAR may only be exercised if the fair market value of the common shares subject to the related option exceeds the exercise price of the related option.

     An affiliated SAR will be deemed to be exercised at the time the affiliated option is exercised, and will expire no later than the date on which the affiliated option expires. The value of the payout for an affiliated SAR will not be more than the exercise price of the affiliated option and an affiliated SAR may only be exercised if the fair market value of the common shares subject to the affiliated option exceeds the exercise price of the affiliated option. When an affiliated SAR is exercised, the value of the SAR will be applied to reduce the exercise price of the related option.

     SARs may also be issued on a freestanding basis subject to the terms specified in the award agreement. The exercise price of a freestanding SAR may not be less than the fair market value of the Company's common shares on the date of the grant. Freestanding SARs are not tied to a specific option and when exercised do not result in the forfeiture of any options.

LIMITATIONS ON EXERCISABILITY OF 2003 PLAN AWARDS

     If exercisable by their terms, 2003 Plan Awards generally must be exercised before the earlier of 90 days (one year in the case of director NSOs) after the date of termination of service or the fixed expiration date. If a participant's employment or service as a director is terminated for cause, each of the participant's outstanding 2003 Plan Awards (other than stock units) will be forfeited. In the event of the death or disability of a participant while in the employment of or serving as a director of the Company, each of the participant's unexercised 2003 Plan Awards (other than stock units) will become immediately exercisable by the participant or his or her estate and will expire on the earlier of (i) the fixed expiration date or (ii) 60 months after the date of termination due to death or disability (12 months in the case of an ISO). In the case of retirement as defined below, the participant's unexercised 2003 Plan Awards (other than stock units) will expire on the earlier of (i) the fixed expiration date or (ii) 60 months after the termination of employment due to retirement (three months in the case of an ISO). Non-employee director stock units will be settled in accordance with the appropriate election except that if a director dies before his or her stock units have been settled, the value of any unpaid stock units will be paid in a lump sum in cash to his or her beneficiary.

     Unless the Compensation and Organization Committee specifies otherwise, retirement for an employee will occur if he or she terminates employment after reaching age 62 or, with the approval of the Compensation and Organization Committee, attaining age 55 and completing at least ten years of service as an employee. Retirement for a non-employee director will occur if he or she terminates service as a Board member after having served one full term.

     If a participant fails to comply with certain requirements of the 2003 Plan, such as obtaining the Compensation and Organization Committee's written consent before engaging in enumerated activities that may be adverse to the interests of the Company or one of its subsidiaries, he or she (a) will forfeit all outstanding 2003 Plan Awards and (b) also must repay the value of any 2003 Plan Awards that were received during the period beginning 180 days before employment terminates and ending 730 days after employment terminates. These proscribed activities are described in the 2003 Plan.

CHANGE IN CONTROL

     Under the 2003 Plan, a "change in control" of the Company will be deemed to occur if:

     - there is a change in a majority of the members of the Board of Directors for any reason other than death (provided that any director whose election or nomination for election by the Company's shareholders was approved by the vote of a majority of the directors then in office will not be counted in determining if there has been a change in a majority of the Board);

     - any person or entity (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or a subsidiary, the Hagedorn Partnership or any party related to the Hagedorn Partnership) becomes the beneficial owner of securities representing more than 30% of the combined voting power of the Company's then outstanding securities;

     - the shareholders of the Company adopt an agreement for the merger or other business combination of the Company with or into another entity, and the shareholders of the Company immediately before the merger or business combination will own less than 50% of the voting power of the entity resulting from the merger or business combination;

     - the shareholders of the Company adopt an agreement to sell or otherwise dispose of substantially all of the Company's assets;

     - the shareholders of the Company adopt a plan to liquidate or dissolve the Company; or

     - the Hagedorn Partnership or any party related to the Hagedorn Partnership (as determined by the Compensation and Organization Committee) becomes the beneficial owner of securities representing more than 49% of the combined voting power of the Company's then outstanding securities.

     In the event of a change in control, each option (other than NSOs issued to non-employee directors) outstanding on the date of the change in control will be cancelled in exchange either for cash equal to the excess of the change in control price as defined below over the exercise price of the cancelled option or, in the discretion of the Compensation and Organization Committee, for whole common shares with a value equal to the excess of the change in control price over the exercise price of the cancelled option plus cash equal to the value of any fractional common share. All related affiliated and tandem SARs will be cancelled. The Compensation and Organization Committee also may allow participants to exercise any outstanding options that are to be cancelled by following the normal procedures for exercising options within 15 days of the date of the change in control. All freestanding SARs will be deemed exercisable and will be paid in a single lump sum cash payment. All performance goals will be deemed to have been met on the date of the change in control, all performance periods will be accelerated and all performance shares and units will be distributed in a single lump sum cash payment. The aforementioned accelerated payments will not be made to an employee if the Compensation and Organization Committee determines, prior to the change in control and subject to requirements contained in the 2003 Plan, that immediately after the change in control, the 2003 Plan Awards will be honored or assumed, or new rights with substantially equivalent economic value substituted therefor, by the employee's new employer.

     The "change in control price" will be (1) the highest price per share offered in conjunction with the transaction resulting in the change in control, or (2) in the event of a change in control not related to a transfer of stock, the highest closing price of a common share of the Company as reported on the New York Stock Exchange on any of the 30 consecutive trading days ending on the last trading day before the change in control occurs.

     Upon a change in control, outstanding NSOs issued to non-employee directors will be cancelled unless the Company's common shares remain publicly traded or the non-employee director remains a director of the Company immediately following the change in control. Each NSO issued to a non-employee director that is cancelled will be exchanged either for cash equal to the excess of the change in control price over the exercise price of the cancelled option or, in the discretion of the Compensation and Organization Committee, for whole common shares with a value equal to the excess of the change in control price over the exercise price of the cancelled option plus cash equal to the value of any fractional common share. The Compensation and Organization Committee also may allow non-employee directors to exercise any outstanding options that are to be cancelled by following the normal procedures for exercising options within 15 days of the date of the change in control. Also, each stock unit issued for a non-employee director will be settled for a lump sum cash payment equal to the change in control price.

TRANSFERABILITY OF AWARDS

     With the permission of the Compensation and Organization Committee, a 2003 Plan participant who has been granted a 2003 Plan Award may transfer such 2003 Plan (other than an ISO) to a revocable inter vivos trust as to which the participant is the settlor or may transfer such 2003 Plan Award to a "Permissible Transferee." A Permissible Transferee is any member of the immediate family of the participant, any trust solely for the benefit of members of the participant's immediate family, any partnership or limited liability company whose only partners or members are members of the participant's immediate family or an organization described under Section 501(c)(3) of the Internal Revenue Code. Any transferee of a 2003 Plan Award will remain subject to all of the terms and conditions applicable to the 2003 Plan Award and any rules prescribed by the Compensation and Organization Committee. A Permissible Transferee (other than a Section 501(c)(3) organization) may not retransfer a 2003 Plan Award except by will or the laws of descent and distribution, and then only to another Permissible Transferee. Other than as described above, a 2003 Plan Award may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the participant to whom the 2003 Plan Award was granted, may be exercised only by the participant or the participant's guardian or legal representative.

DEFERRAL OF AWARD GAIN

     Subject to rules, procedures and limitations adopted by the Compensation and Organization Committee, participants who are employees of the Company or one of its subsidiaries on the exercise date, may defer the gain associated with the exercise of a 2003 Plan Award (other than an ISO) into any nonqualified deferred compensation plan maintained by the Company or one of its subsidiaries and designated by the Compensation and Organization Committee. If the 2003 Plan is approved by the shareholders, the Company will establish a nonqualified deferred compensation plan for this purpose. Any deferred gain from the exercise of an NSO will be credited to a Company stock fund established under the nonqualified deferred compensation plan, will subsequently be valued solely by reference to the fair market value of the Company's common shares and will be distributed in the form of common shares. Deferred gain attributable to any other 2003 Plan Award will be credited to an investment fund under the nonqualified deferred compensation plan as directed by the employee and will be distributed in any form permitted by the nonqualified deferred compensation plan.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     The number of 2003 Plan Awards that may or will be issued to participants during any fiscal year of the Company and the number of common shares available for 2003 Plan Awards and subject to outstanding 2003 Plan Awards (as well as any share-based limits under the 2003 Plan) will be appropriately adjusted by the Compensation and Organization Committee in the event of any stock dividend, stock split, recapitalization, merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares or other similar corporate change affecting shares of the Company's stock. The exercise price and any other limits or terms of an outstanding 2003 Plan Award will also be appropriately adjusted.

AMENDMENT, MODIFICATION AND TERMINATION OF 2003 PLAN

     The Board of Directors or the Compensation and Organization Committee may terminate or suspend the 2003 Plan at any time. The Board of Directors or the Compensation and Organization Committee may also amend the 2003 Plan without shareholder approval except as required to satisfy the requirements of Rule 16b-3 under the Exchange Act, applicable requirements of the Internal Revenue Code, or applicable requirements of the New York Stock Exchange. No amendment may adversely affect any outstanding 2003 Plan Award without the consent of the affected participant.

     By its terms, the 2003 Plan will expire ten years after the date it was adopted by the Board of Directors.

BUY OUT OF 2003 PLAN AWARDS

     At any time before the occurrence of a change in control or the commencement of activity that may reasonably be expected to result in a change in control, the Compensation and Organization Committee may, in its discretion and without the consent of the affected participant, cancel any or all outstanding 2003 Plan Awards held by a participant, whether or not then exercisable, by giving written notice to the participant of the Company's intent to buy out the 2003 Plan Awards. In the event of such a buy out, the

Company will pay to the participant the difference between the fair market value of the common shares underlying each exercisable option to be cancelled and the exercise price associated therewith. For any other 2003 Plan Award to be bought out, the Company will pay to the participant the fair market value of the common shares subject to the 2003 Plan Award. Unless otherwise specified in the award agreement, no payment will be made for 2003 Plan Awards that are not exercisable when cancelled. At the option of the Compensation and Organization Committee, payment of the buy out amount may be made in cash, common shares or a combination thereof.

FEDERAL INCOME TAX CONSEQUENCES

     The following summary of the federal income tax consequences of the grant and exercise of 2003 Plan Awards and the disposition of common shares acquired through the 2003 Plan is intended to reflect the current provisions of the Internal Revenue Code and applicable Treasury Regulations. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state or local tax laws or regulations.

INCENTIVE STOCK OPTIONS

     An optionee does not realize income on the grant of an ISO. If an optionee exercises an ISO in accordance with the terms of the ISO and does not dispose of the common shares acquired within two years from the grant date or within one year from the exercise date, the optionee will not realize any ordinary taxable income by reason of the exercise and neither the Company nor its subsidiaries will be allowed a deduction by reason of the grant or exercise. The optionee's basis in the common shares acquired upon exercise will be the amount paid upon exercise. (See the discussion below for the tax consequences of the exercise of an ISO with common shares already owned by the optionee and taxes imposed on tax preference items.) Provided the optionee holds the common shares as a capital asset at the time of sale or other disposition of the common shares, the gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of gain or loss will be the difference between the amount realized on the disposition of the common shares and the optionee's basis in the common shares. If an optionee disposes of the common shares within two years from the date of grant of the ISO or within one year from the date of exercise (an "Early Disposition"), the optionee will realize ordinary income at the time of disposition which will equal the excess, if any, of (1) the lesser of (a) the amount realized on the disposition or (b) the fair market value of the common shares on the date of exercise, over (2) the optionee's basis in the common shares. Also in this case, the Company or one of its subsidiaries will be entitled to a deduction in an amount equal to such income. If the optionee holds the common shares as a capital asset at the time of disposition, the excess, if any, of the amount realized on disposition of the common shares over the fair market value of the common shares on the date of exercise will be long-term or short-term capital gain, depending upon the holding period of the common shares.

     If an optionee disposes of common shares for less than the optionee's basis in the common shares, the difference between the amount realized and such basis will be a long-term or short-term capital loss, depending upon the holding period of the common shares, provided the optionee holds the common shares as a capital asset at the time of disposition. Unless the optionee makes an Early Disposition of such common shares, the excess of the fair market value of the common shares at the time the ISO is exercised over the exercise price may constitute an adjustment in computing alternative minimum taxable income under
Section 56 of the Internal Revenue Code and may result in the imposition of the "alternative minimum tax" under Section 55 of the Internal Revenue Code.

NONSTATUTORY STOCK OPTIONS

     NSOs do not receive the special tax treatment accorded to ISOs under the Internal Revenue Code. Although an optionee does not recognize income at the time of the grant of an NSO, the optionee recognizes ordinary income upon the exercise of the NSO in an amount equal to the difference between the fair market value of the common shares on the exercise date and the amount paid for the common shares.

     The Company or one of its subsidiaries will be entitled to deduct as compensation the amount included in the optionee's gross income as a result of the exercise of an NSO only in the taxable year in which or with which ends the taxable year of the optionee in which he or she recognizes gross income.

     The excess of the fair market value of the common shares on the date of exercise of an NSO over the exercise price is not treated as an item of "tax preference" as that term is used in the Internal Revenue Code.

PAYMENT IN SHARES

     If an optionee exercises an option by surrendering common shares owned by the optionee for at least six months ("Old Shares"), the following rules apply:

     1. To the extent the number of common shares acquired ("New Shares") exceeds the number of Old Shares exchanged, the optionee will recognize ordinary income on the receipt of such additional common shares (provided the option is not an ISO) in an amount equal to the fair market value of such additional common shares less any amount paid for them and the Company or one of its subsidiaries will be entitled to a deduction in an amount equal to such income. The basis of such additional common shares will be equal to the fair market value of such common shares (or, in the case of an ISO, the amount, if any, paid for additional common shares) on the date of exercise, and the holding period for such additional common shares will commence on the date the option is exercised.

     2. Except as provided below, to the extent the number of New Shares acquired does not exceed the number of Old Shares exchanged, no gain or loss will be recognized on such exchange, the basis of the New Shares received will be equal to the basis of the Old Shares surrendered, and the holding period of the New Shares received will include the holding period of the Old Shares surrendered. However, if the optionee exercises an ISO by surrendering Old Shares which were acquired through the exercise of an ISO and if the surrender occurs prior to the expiration of the holding period applicable to ISOs, the surrender will be deemed to be an Early Disposition of the Old Shares. The federal income tax consequences of an Early Disposition are discussed above.

     3. If the Old Shares surrendered were acquired by the optionee by exercise of an ISO, then the exchange will not constitute an Early Disposition of the Old Shares unless the option being exercised is an ISO and the holding period applicable to an ISO has not been met at the time of the surrender.

RESTRICTED STOCK AWARDS

     An employee who is granted a restricted stock award will not be taxed upon the receipt of such restricted stock so long as the interest in the restricted stock is subject to a substantial risk of forfeiture. Upon lapse or release of the restrictions, the employee will be taxed at ordinary income tax rates on an amount equal to either the current fair market value of the restricted stock (in the case of lapse or termination) or the sale price (in the case of a sale), less any consideration paid for the restricted stock. The Company or one of its subsidiaries will be entitled to a compensation deduction equal to the amount taxed to the employee. The basis of restricted stock held after lapse or termination of restrictions will be equal to its fair market value on the date of lapse or termination of restrictions, and upon subsequent disposition, any further gain or loss will be long-term or short-term capital gain or loss, depending upon the length of time the restricted stock is held.

     An employee who is granted a restricted stock award may elect to be taxed at ordinary income tax rates on the full fair market value of the restricted stock at the time of issuance (less any consideration paid). The basis of the restricted stock so acquired will be equal to the fair market value at such time. If the election is made, no tax will be payable upon the subsequent lapse or release of the restrictions, and any gain or loss upon disposition will be a capital gain or loss.

STOCK APPRECIATION RIGHTS

     Although the recipient of an SAR does not recognize income at the time the SAR is granted, in the year the SAR is exercised, the recipient recognizes income in an amount equal to the cash and the fair market value of the property received. The Company or one of its subsidiaries will be entitled to deduct as compensation an amount equal to the income recognized by the recipient, and such deduction will be claimed in the Company's taxable year in which the SAR becomes payable to the recipient.

     The Company or one of its subsidiaries is entitled to deduct as compensation the amount included in the recipient's gross income as a result of the payment of the SAR in common shares only in taxable year in which or with which ends the taxable year of the recipient in which he or she recognizes gross income. If an SAR is paid in common shares, the recipient's basis will be equal to the fair market value of the common shares when received, and the holding period will begin on that date.

PERFORMANCE SHARES AND UNITS

     Performance shares and units will become fully taxable to the recipient when the performance goals related to the performance shares or units are met, and the performance shares or units become earned and non-forfeitable. The recipient will be taxed on the amount equal to the cash and/or fair market value of property received upon payment. The recipient's basis in any common shares or other property distributed in connection with performance shares or units will be equal to the fair market value of those common shares or other property.

     The Company or one of its subsidiaries will be entitled to deduct as compensation the amount included in the recipient's gross income when performance shares and performance units are earned and become nonforfeitable.

STOCK UNITS

     Stock units are not taxable to non-employee directors when they are received. Stock units are taxed when settled and the taxable amount will equal the cash and/or the fair market value of the common shares received by the non-employee director upon settlement. The Company or one of its subsidiaries is entitled to deduct the amount included in the recipient's gross income when stock units are settled.

OTHER MATTERS

     The 2003 Plan is intended to comply with Section 162(m) of the Internal Revenue Code with respect to options, SARs, performance shares and performance units granted to employees under the 2003 Plan. The Company is seeking shareholder approval of the 2003 Plan in a good faith effort to qualify compensation received as a result of those 2003 Plan Awards as "performance-based" for purposes of Section 162(m). If such shareholder approval is not obtained, the 2003 Plan and any 2003 Plan Awards previously granted will be null and void.

RECOMMENDATION AND VOTE

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 2003 PLAN.

     SHAREHOLDER APPROVAL OF THE 2003 PLAN WILL REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE COMPANY'S COMMON SHARES, PRESENT IN PERSON OR BY PROXY, AND ENTITLED TO VOTE ON THE PROPOSAL. THE EFFECT OF AN ABSTENTION IS THE SAME AS A "NO" VOTE. BROKER NON-VOTES WILL NOT BE COUNTED IN DETERMINING THE NUMBER OF COMMON SHARES NECESSARY FOR APPROVAL.

                               PROPOSAL NUMBER 3

                   RATIFICATION AND APPROVAL OF AMENDMENTS TO
                   THE SCOTTS COMPANY 1996 STOCK OPTION PLAN

     On November 8, 2002, the Board of Directors of the Company adopted, subject to ratification and approval by the shareholders, amendments to the 1996 Stock Option Plan (the "1996 Plan") which would:

     - change the definition of a "change in control" of the Company;

     - change the definition of "change in control price";

     - change the definition of "retirement" for both employees and non-employee directors;

     - prohibit repricing of options without shareholder approval;

     - allow for the distribution of common shares or cash if options are cancelled upon a change in control;

     - permit employee optionees to transfer NSOs and non-employee directors to transfer NSOs and stock units to tax-exempt charitable organizations in addition to other transferees permitted under the 1996 Plan, when approved by the Compensation and Organization Committee; and

     - permit employee participants to elect to defer the gain associated with the exercise of an award granted under the 1996 Plan into a nonqualified deferred compensation plan maintained by the Company or one of its subsidiaries.

The amendments are being proposed in order that the definitions of "change in control," "change in control price" and "retirement," as well as the circumstances under which awards may be transferred or the gain associated with an award deferred, are consistent for purposes of each of the 2003 Plan, the 1996 Plan and the 1992 Long Term Incentive Plan. The Board of Directors believes that this consistency will ease the administration of the three plans. If the proposed amendments to the 1996 Plan are not ratified and approved by the shareholders, they will not take effect.

GENERAL

     The Board of Directors of the Company adopted the 1996 Plan on February 12, 1996. The Company's shareholders approved the 1996 Plan at the 1996 Annual Meeting of Shareholders and at each of the 1997 and 1999 Annual Meetings of Shareholders, approved amendments to increase the number of common shares available under the 1996 Plan.

     The purposes of the 1996 Plan are the same as those described above for the 2003 Plan. As would be the case under the 2003 Plan, the 1996 Plan contemplates that the Company may adopt incentives in its foreign locations providing comparable motivational effects to awards granted to United States employees.

     Under the 1996 Plan, the Compensation and Organization Committee may grant ISOs and NSOs to officers and other key employees of the Company and its subsidiaries. In addition, non-employee directors of the Company receive automatic grants of NSOs and may choose to receive a portion of their annual retainer in stock units.

     The number of employee optionees and the number of common shares subject to options granted to each employee optionee may vary from year to year. The Company estimates that approximately 75 employees of the Company and its subsidiaries were eligible to receive options under the 1996 Plan during the 2002 fiscal year, including the executive officers named in the Summary Compensation Table, and that a similar number will be eligible in the future. Option grants made to employees of the Company and its subsidiaries during the 2002 fiscal year are summarized above under "PROPOSAL NUMBER 2 -- APPROVAL OF THE SCOTTS COMPANY 2003 STOCK OPTION AND INCENTIVE EQUITY PLAN -- GENERAL" at page 12. As of the date of this Proxy Statement, other than the automatic grant of NSOs to non-employee directors of the Company described below, no determination has been made regarding the identity of the individuals to whom options may be granted under the 1996 Plan in the future or the number of common shares to be subject to options granted.

     Subject to adjustment as described below, the maximum number of common shares issuable over the life of the 1996 Plan is 5,500,000. As of November 25, 2002, 4,139,084 common shares are subject to outstanding options issued under the 1996 Plan and 1,304,316 common shares have been issued upon exercise of options issued under the 1996 Plan. The common shares issuable under the 1996 Plan may be authorized but unissued shares or treasury shares, subject to the Company's agreement under the Merger Agreement with the Miracle-Gro Shareholders regarding the source of common shares to fund the exercise of employee options. If common shares covered by an award are not issued because the award is cancelled, terminated or otherwise settled, those common shares will again be available for future grants.

     The principal features of the 1996 Plan, as it is proposed to be amended, are summarized below.

SUMMARY OF OPERATION OF THE 1996 PLAN

ADMINISTRATION OF THE 1996 PLAN

     The 1996 Plan is administered by the Compensation and Organization Committee, which has the authority to determine, among other things, the employees to whom options will be granted, the type of options to be granted to employees and the terms and conditions of those options.

OPTIONS FOR EMPLOYEES

     The Compensation and Organization Committee may grant employees NSOs and ISOs under the 1996 Plan. The maximum number of common shares for which an employee may receive grants of options is limited to 150,000 over any one-year period. The exercise price of each option has been and will be at least the fair market value of the underlying common shares on the date of grant. However, an ISO granted to an employee who owns common shares possessing more than 10% of the voting power of the Company will have an exercise price of at least 110% of the fair market value of the underlying common shares on the date of grant.

     The Compensation and Organization Committee fixes the terms and conditions of each employee option, but options generally have been and will be exercisable on the third anniversary of the date of grant. Options may not be exercisable more than ten years from the date of grant. However, an ISO granted to an employee who owns common shares possessing more than 10% of the voting power of the Company will not be exercisable more than five years after the date of grant. In its discretion, the Compensation and Organization Committee may accelerate the exercisability of options granted to employees.

NSOS FOR NON-EMPLOYEE DIRECTORS

     On the first business day after each annual meeting of shareholders of the Company, each individual then serving as a non-employee director has received and will receive an automatic grant of NSOs to purchase 5,000 common shares, plus 500 common shares for each committee of the Board of Directors on which the non-employee director then serves and an additional 1,000 common shares for each Board committee the non-employee director then chairs. The exercise price for each non-employee director NSO is the fair market value of the underlying common shares on the date of grant. Each non-employee director NSO becomes exercisable six months after the date it is granted and remains exercisable until the tenth anniversary of the date of grant. However, non-employee director NSOs will be cancelled on the date an individual ceases to be a member of the Company's Board of Directors for cause. If the 2003 Plan is approved by the shareholders, automatic grants of NSOs to non-employee directors may also be made under that plan. However, to the extent automatic grants are made to non-employee directors under the 1996 Plan, the number of common shares subject to non-employee director NSOs to be granted under the 2003 Plan will be reduced.

PAYMENT OF EXERCISE PRICE

     The exercise price of an option may be paid and tax withholding requirements satisfied in the same manner as under the 2003 Plan.

PROHIBITION ON REPRICING

     If the proposed amendments to the 1996 Plan are ratified and approved by the shareholders, no outstanding option may be repriced without the approval of shareholders. For purposes of this restriction, "repricing" includes a reduction of the option's exercise price, an exchange of outstanding options for other options with a lower exercise price or any other act that is a "repricing" under New York Stock Exchange rules.

STOCK UNITS

     Since calendar year 2000, each non-employee director has had the opportunity to elect to receive a portion of his or her annual retainer in stock units. The terms under which stock units may be elected are the same as described above in respect of the 2003 Plan.

     Stock units will be settled as soon as practicable after the non-employee director ceases to be a member of the Board of Directors or a change in control occurs. Stock units may also be settled pursuant to a payment schedule (not to exceed ten years) that is selected by the non-employee director at least one year prior to payment. Settlement will be paid in the same manner as under the 2003 Plan.

OUTSTANDING AWARDS

     The following table sets forth, as of November 25, 2002, the number and average exercise price of options granted under the 1996 Plan to:

     - each of the executive officers of the Company named in the Summary Compensation Table;

     - all current executive officers of the Company as a group;

     - all current directors of the Company who are not executive officers as a group;

     - each nominee for election as a director;

     - each associate of the foregoing persons; and

     - all employees, including all current officers who are not executive officers, of the Company as a group.

     No individual has received 5% or more of the options granted under the 1996 Plan.

                                                                 NUMBER OF
                                                               COMMON SHARES      AVERAGE EXERCISE
                                                                 COVERED BY      PRICE PER SHARE OF
NAME AND POSITION                                             OPTIONS RECEIVED    OPTIONS RECEIVED
-----------------                                             ----------------   ------------------
James Hagedorn..............................................       481,000            $ 30.386
  President and Chief
  Executive Officer
Michael P. Kelty, Ph.D. ....................................       150,000            $ 27.969
  Vice Chairman and
  Executive Vice President
Hadia Lefavre...............................................       100,000(1)         $ 35.325
  Former Executive Vice President,
  Human Resources Worldwide
Patrick J. Norton...........................................       154,000            $ 36.884
  Executive Vice President
  and Chief Financial Officer
L. Robert Stohler...........................................       121,000            $ 29.783
  Executive Vice President, North America
All current executive officers as a group...................     1,455,000(1)         $ 30.476
All current directors who are not executive officers as a
  group.....................................................       350,000            $ 32.778
Nominees for election as non-employee directors:
  Arnold W. Donald..........................................        14,000            $ 43.409
  Lynn J. Beasley...........................................             0                 n/a
  John M. Sullivan..........................................        39,000            $ 33.469
  L. Jack Van Fossen........................................        42,000            $ 33.902
Associates of the above-named individuals:
  Katherine Hagedorn Littlefield............................        11,500            $ 43.570
All employees, including all current officers who are not
  executive officers, as a group............................     3,506,400(1)         $31.5351

---------------

(1) The number shown in this table does not include options cancelled since their grant date.

     As of November 25, 2002, Mr. Donald also held stock units to which 697 common shares were attributable and the current non-employee directors as a group held stock units to which 3,520 common shares were attributable.

LIMITATIONS ON EXERCISABILITY OF 1996 PLAN AWARDS

     In the event of termination of employment by reason of retirement, disability or death, any option held by an employee may thereafter be exercised in full until the earlier of the fixed expiration date or 60 months from the date of such termination (or such shorter period as the Compensation and Organization Committee determines). In the case of an ISO, this 60-month period is shortened to three months after termination of employment by reason of retirement and to 12 months after termination of employment by reason of death or disability, in each case subject to the stated term of the ISO. In the event of an employee's termination of employment for cause, any options held by the employee will be forfeited. In the event of an employee's termination for any reason other than retirement, disability, death or cause, the employee's options will only be exercisable to the extent vested on the date of termination (or on such accelerated basis as the Compensation and Organization Committee has determined) and must be exercised before the earlier of the fixed expiration date or 90 days after such termination.

     Following termination of employment, rights to options may be forfeited if the Compensation and Organization Committee determines that, during the time in which options are exercisable, the employee participated in enumerated activities that may be adverse to the interests of the Company. These activities are described in the 1996 Plan.

     If a non-employee director ceases to be a member of the Company's Board of Directors due to retirement, any NSOs granted to the non-employee director may be exercised in full for a period of 60 months following retirement, subject to the stated terms of the NSOs. If a non-employee director ceases to serve as such for any reason other than retirement or for cause, any NSOs granted to the non-employee director (to the extent vested) must be exercised before the earlier of 12 months after termination of service or the fixed expiration date.

     As it is proposed to be amended, the definition of "retirement" in the 1996 Plan will be the same as that used in the 2003 Plan and the 1992 Long Term Incentive Plan, as also proposed to be amended.

CHANGE IN CONTROL

     If the proposed amendments to the 1996 Plan are ratified and approved by the shareholders, the definition of "change in control" for purposes of the 1996 Plan will be the same as described above in respect of the 2003 Plan.

     In the event of a change in control, each outstanding option granted to an employee under the 1996 Plan may be surrendered, at the employee's discretion, in exchange either for a cash payment equal to the excess of the change in control price over the exercise price of the option or, in the discretion of the Compensation and Organization Committee, for whole common shares with a value equal to the excess of the change in control price over the exercise price of the option plus cash equal to the value of any fractional common share. The Compensation and Organization Committee also may allow participants to exercise any outstanding options that are to be cancelled by following the normal procedures for exercising options within 15 days of the date of the change in control. The right to surrender options is in effect only during the 15-day period following the occurrence of a change in control. After such time, the option will only be exercisable in accordance with its terms and conditions. Notwithstanding the foregoing, if the Compensation and Organization Committee determines that the optionee will receive a new award or that the option will be honored or assumed in a manner which preserves its value and eliminates the risk that the value of the option will be forfeited due to involuntary termination, no cancellation or settlement will occur as a result of a change in control. As it is proposed to be amended, the "change in control price" for purposes of the 1996 Plan will be the same as described above for the 2003 Plan.

     Upon a change in control, outstanding NSOs issued to non-employee directors will be cancelled unless the Company's common shares remain publicly traded and the non-employee director remains a director of the Company immediately following the change in control. Each NSO issued to a non-employee director that is cancelled will be exchanged either for cash equal to the excess of the change in control price over the exercise price of the cancelled option or, in the discretion of the Compensation and

Organization Committee, for whole common shares with a value equal to the excess of the change in control price over the exercise price of the cancelled option plus cash equal to the value of any fractional common share. The Compensation and Organization Committee also may allow directors to exercise any outstanding options that are to be cancelled by following the normal procedures for exercising options with 15 days of the date of the change in control. Each non-employee director stock unit will be settled for a lump sum cash payment equal to the change in control price.

     If any cash payment would result in the optionee incurring potential liability under Section 16(b) of the Exchange Act, the cash payment will be deferred until the time at which such cash payment can occur without subjecting the individual to that potential liability.

TRANSFERABILITY OF AWARDS

     With the permission of the Compensation and Organization Committee, an employee who has been granted an NSO or a non-employee director who has been granted an NSO or received a stock unit under the 1996 Plan may transfer the NSO or stock unit to a revocable inter vivos trust as to which the employee or non-employee director is the settlor, or to a "Permissible Transferee." A "Permissible Transferee" is any member of the individual's immediate family, any trust solely for the benefit of members of the individual's immediate family, any partnership or limited liability company whose only partners or members are members of the individual's immediate family or, if the proposed amendments are approved, an organization described under Section 501(c)(3) of the Internal Revenue Code. Any transferee will remain subject to all of the terms and conditions applicable to the NSO or stock unit, as well as any rules prescribed by the Compensation and Organization Committee. A Permissible Transferee (other than a Section 501(c)(3) organization) may not retransfer an award except by will or the laws of descent and distribution, and then only to another Permissible Transferee. Other than as described above, an award granted under the 1996 Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the individual to whom the award was granted, may be exercised only by the individual or the individual's guardian or legal representative.

DEFERRAL OF AWARD GAIN

     If the proposed amendments to the 1996 Plan are ratified and approved by the shareholders, participants who are employees of the Company or one of its subsidiaries on the exercise date of an award will have the opportunity to defer the gain associated with the exercise of the award in the same manner as described above in respect of 2003 Plan Awards.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event of any stock dividend, stock split, recapitalization, merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares or other similar corporate change, the aggregate number of common shares available for awards under the 1996 Plan or subject to outstanding awards, the number of common shares subject to non-employee director NSOs granted in the future and any share-based limits will be appropriately adjusted. The exercise price and any other limitations of an outstanding award under the 1996 Plan will also be appropriately adjusted.

AMENDMENT AND TERMINATION OF THE 1996 PLAN

     The Board of Directors or the Compensation and Organization Committee may terminate or suspend the 1996 Plan at any time. The Board of Directors or the Compensation and Organization Committee may also amend the 1996 Plan without shareholder approval except as required to satisfy the requirements of Rule 16b-3 under the Exchange Act, applicable requirements of the Internal Revenue Code or applicable requirements of the New York Stock Exchange. The Compensation and Organization Committee may amend the terms of any outstanding award without the holder's consent so long as the amendment does not adversely affect the award.

     By its terms, the 1996 Plan will terminate and awards may not be granted under the 1996 Plan after February 12, 2006. However, awards granted prior to that date will continue in effect until they expire or are otherwise cancelled or terminated in accordance with their terms.

FEDERAL INCOME TAX CONSEQUENCES

     The principal federal income tax consequences to participants in the 1996 Plan holding ISOs, NSOs or stock units are summarized under "PROPOSAL NUMBER
2 -- APPROVAL OF THE SCOTTS COMPANY 2003 STOCK OPTION AND INCENTIVE EQUITY PLAN -- FEDERAL INCOME TAX CONSEQUENCES" at page 20.

     The 1996 Plan is intended to comply with Section 162(m) of the Internal Revenue Code with respect to options granted to employees under the 1996 Plan.

RECOMMENDATION AND VOTE

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION AND APPROVAL OF THE PROPOSED AMENDMENTS TO THE 1996 PLAN.

     SHAREHOLDER RATIFICATION AND APPROVAL OF THE PROPOSED AMENDMENTS TO THE 1996 PLAN WILL REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE COMPANY'S COMMON SHARES, PRESENT IN PERSON OR BY PROXY, AND ENTITLED TO VOTE ON THE PROPOSAL. THE EFFECT OF AN ABSTENTION IS THE SAME AS A "NO" VOTE. BROKER NON-VOTES WILL NOT BE COUNTED IN DETERMINING THE NUMBER OF COMMON SHARES NECESSARY FOR APPROVAL.

                               PROPOSAL NUMBER 4

                   RATIFICATION AND APPROVAL OF AMENDMENTS TO
                THE SCOTTS COMPANY 1992 LONG TERM INCENTIVE PLAN

     On November 8, 2002, the Board of Directors of the Company adopted, subject to ratification and approval by the shareholders, amendments to the 1992 Long Term Incentive Plan (the "1992 Plan") which would:

     - change the definition of a "change in control" of the Company;

     - change the definition of "change in control price";

     - change the definition of "retirement" for both employees and non-employee directors;

     - prohibit repricing of options without shareholder approval;

     - allow for the distribution of common shares or cash if options are to be cancelled upon a change in control;

     - permit participants to transfer awards (other than ISOs) to tax-exempt charitable organizations in addition to other transferees permitted under the 1992 Plan, when approved by the Compensation and Organization Committee; and

     - permit employee participants to elect to defer the gain associated with the exercise of an award granted under the 1992 Plan into a nonqualified deferred compensation plan maintained by the Company or one of its subsidiaries, replacing the provision which had allowed the Compensation and Organization Committee to permit deferral of the receipt of awards in the Committee's discretion.

     The amendments are being proposed in order that the definitions of "change in control," "change in control price" and "retirement," as well as the circumstances under which awards may be transferred or the gain associated with an award deferred, are consistent for purposes of each of the 2003 Plan, the 1996

Plan and the 1992 Plan. The Board of Directors believes this consistency will ease the administration of the three plans. If the proposed amendments to the 1992 Plan are not ratified and approved by the shareholders, they will not take effect.

GENERAL

     The Board of Directors of the Company adopted the 1992 Plan on December 17, 1992, and the Company's shareholders approved the 1992 Plan at the 1993 Annual Meeting of Shareholders. The purposes of the 1992 Plan are the same as those described above for the 2003 Plan.

     Under the 1992 Plan, the Compensation and Organization Committee granted options to 43 officers and other key employees of the Company and its subsidiaries. The number of grantees varied from year to year. In addition, eight non-employee directors of the Company received automatic grants of NSOs under the 1992 Plan.

     As of November 25, 2002, options covering an aggregate of 296,551 common shares remained outstanding. No more options or other awards may be granted under the 1992 Plan. The common shares issuable under the 1992 Plan may be authorized but unissued shares or treasury shares, subject to the Company's agreement under the Merger Agreement with the Miracle-Gro Shareholders regarding the source of common shares to fund employee options.

     The principal features of the 1992 Plan, as it is proposed to be amended, are summarized below.

SUMMARY OF OPERATION OF THE 1992 PLAN

ADMINISTRATION OF THE 1992 PLAN

     The 1992 Plan is administered by the Compensation and Organization
Committee.

OPTIONS FOR EMPLOYEES

     The Compensation and Organization Committee granted employees ISOs and NSOs under the 1992 Plan. The exercise price of each option was at least the fair market value of the underlying common shares on the date of grant. The term of each option was fixed by the Compensation and Organization Committee and generally was ten years from the date of grant. The Compensation and Organization Committee also determined the time or times when each option became exercisable. The exercisability of options granted to employees may be accelerated by the Compensation and Organization Committee.

NSOS FOR NON-EMPLOYEE DIRECTORS

     Under the 1992 Plan, each non-employee director then serving on the Board of Directors was granted an NSO on November 4, 1992 and received an annual automatic grant of an NSO on the first business day after each annual meeting of shareholders of the Company held prior to the 1996 Annual Meeting of Shareholders. Each NSO covered 4,000 common shares and had an exercise price equal to the fair market value of the underlying common shares on the grant date.

     Each non-employee director NSO became exercisable six months after the date it was granted, and remains exercisable until the earlier of the tenth anniversary of the date of grant, or the first anniversary of the date the director ceases to be a member of the Board of Directors. However, non-employee director NSOs will be cancelled on the date an individual ceases to be a member of the Company's Board of Directors for cause.

PAYMENT OF EXERCISE PRICE

     The exercise price of an option may be paid and tax withholding requirements satisfied in the same manner as under the 2003 Plan.

PROHIBITION ON REPRICING

     If the proposed amendments to the 1992 Plan are ratified and approved by the shareholders, no outstanding option may be repriced without the approval of shareholders. For purposes of this restriction, "repricing" includes a reduction of the option's exercise price, an exchange of outstanding options for other options with a lower exercise price or any other act that is a "repricing" under New York Stock Exchange rules.

STOCK APPRECIATION RIGHTS

     Although the Compensation and Organization Committee was given the authority to grant SARs to employees in tandem with options granted under the 1992 Plan, no SARs were granted.

PERFORMANCE SHARE AWARDS

     Although the Compensation and Organization Committee was given the authority to make performance share awards to employees under the 1992 Plan, no such awards have been made since October 1, 1993 (all of which were settled in the form of options) and none remain outstanding.

OUTSTANDING AWARDS

     The following table sets forth, as of November 25, 2002, the number of options granted under the 1992 Plan to:

          - each of the executive officers of the Company named in the Summary Compensation Table;

          - all current executive officers of the Company as a group;

          - all current directors of the Company who are not executive officers as a group;

          - each nominee for election as a director;

          - each associate of the foregoing persons; and

          - all employees, including all current officers who are not executive officers, of the Company as a group.

No individual has received 5% or more of the options granted under the 1992
Plan.

                                                          NUMBER OF             AVERAGE
                                                        COMMON SHARES       EXERCISE PRICE
                                                          COVERED BY         PER SHARE OF
NAME AND POSITION                                      OPTIONS RECEIVED    OPTIONS RECEIVED
-----------------                                      ----------------   -------------------
James Hagedorn.......................................         24,000           $ 21.125
President and Chief Executive Officer
Michael P. Kelty, Ph.D. .............................         38,547           $ 16.167
Vice Chairman and Executive Vice President
Hadia Lefavre........................................              0                n/a
Former Executive Vice President, Human Resources
  Worldwide
Patrick J. Norton....................................              0                n/a
Executive Vice President and Chief Financial Officer
L. Robert Stohler....................................         18,000           $ 19.625
Executive Vice President, North America
All current executive officers as a group............        230,547           $ 17.983
All current directors who are not executive officers
  as a group.........................................         56,000           $ 19.375
Nominees for election as non-employee directors:
     Arnold W. Donald................................              0                n/a
     Lynn J. Beasley.................................              0                n/a
     John M. Sullivan................................          8,000           $18.3125
     L. Jack Van Fossen..............................          8,000           $18.3125
Associates of the above-named individuals:
     Katherine Hagedorn Littlefield..................              0                n/a
All employees, including all current officers who are
  not executive officers, as a group.................      1,389,453(1)        $ 16.976

---------------

(1) The number shown in this table does not include options cancelled since their grant date.

LIMITATIONS ON EXERCISABILITY OF 1992 PLAN AWARDS

     In the event of termination of employment by reason of retirement, disability or death, any option held by an employee may thereafter be exercised in full until the earlier of the fixed expiration date or 60 months from the date of such termination (or such shorter period as the Compensation and Organization Committee determined at grant). In the case of an ISO, this 60-month period is shortened to three months after termination of employment by reason of retirement and to 12 months after termination of employment by reason of death or disability, in each case subject to the stated term of the ISO. In the event of an employee's termination of employment for cause, any options held by the employee will be forfeited. In the event of an employee's termination of employment for any reason other than retirement, disability, death or cause, any options held by the employee will be exercisable, to the extent exercisable at the date of termination (or on such accelerated basis as the Compensation and Organization Committee has determined), for a period of 30 days.

     As it is proposed to be amended, the definition of "retirement" in the 1992 Plan will be the same as that used in the 2003 Plan and the 1996 Plan, as also proposed to be amended.

CHANGE IN CONTROL

     If the proposed amendments to the 1992 Plan are ratified and approved by the shareholders, the definition of "change in control" for purposes of the 1992 Plan will be the same as described above in respect of the 2003 Plan.

     If a change in control occurs, each option granted to an employee under the 1992 Plan will be cancelled in exchange either for a cash payment equal to the excess of the change in control price over the exercise price of the option or, in the discretion of the Compensation and Organization Committee, for whole common shares with a value equal to the excess of the change in control price over the exercise price of the option plus cash equal to the value of any fractional share. The Compensation and Organization Committee also may allow participants to exercise any outstanding options that are to be cancelled by following the normal procedures for exercising options within 15 days of the date of the change in control. Notwithstanding the foregoing, if the Compensation and Organization Committee determines that the optionee will receive a new award or that the option will be honored or assumed in a manner which preserves its value and eliminates the risk that the value of the option will be forfeited due to involuntary termination, no cancellation or settlement will occur as a result of a change in control. As it is proposed to be amended, the "change in control price" for purposes of the 1992 Plan will be the same as described above for the 2003 Plan.

     Upon a change in control, outstanding director NSOs issued to non-employee directors will be cancelled unless the common shares remain publicly traded and the non-employee director remains a director of the Company immediately following the change in control. Each NSO issued to a non-employee director that is to be cancelled will be exchanged either for cash equal to the excess of the change in control price over the exercise price of the cancelled option or, in the discretion of the Compensation and Organization Committee, for whole common shares with a value equal to the excess of the change in control price over the exercise price of the cancelled option plus cash equal to the value of any fractional common share. The Compensation and Organization Committee also may allow directors to exercise any outstanding options that are to be cancelled by following the normal procedures for exercising options within 15 days of the date of the change in control.

     If any cash payment would result in the optionee incurring potential liability under Section 16(b) of the Exchange Act, the cash payment will be deferred until the later of six months and one day following the date of grant or the first time at which such cash payment can occur without subjecting the individual to such potential liability.

TRANSFERABILITY OF AWARDS

     With the permission of the Compensation and Organization Committee, an optionee who has been granted an NSO under the 1992 Plan may transfer the NSO to a revocable inter vivos trust as to which the optionee is the settlor, or to a "Permissible Transferee." A "Permissible Transferee" is any member of the individual's immediate family, any trust solely for the benefit of members of the individual's immediate family, any partnership or limited liability company whose only partners or members are members of the individual's immediate family or, if the proposed amendments are approved, an organization described under
Section 501(c)(3) of the Internal Revenue Code. Any transferee will remain subject to all of the terms and conditions applicable to the NSO as well as any rules prescribed by the Compensation and Organization Committee. A Permissible Transferee (other than a Section 501(c)(3) organization) may not retransfer an NSO except by will or the laws of descent and distribution, and then only to another Permissible Transferee. The 1992 Plan, as proposed to be amended, would afford similar transferability in respect of performance shares granted under the 1992 Plan; however, none remain outstanding. Other than as described above, an option granted under the 1992 Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the individual to whom it was granted, may be exercised only by such individual or the individual's guardian or legal representative.

DEFERRAL OF AWARD GAIN

     If the proposed amendments to the 1992 Plan are ratified and approved by the shareholders, participants who are employees of the Company or one of its subsidiaries on the exercise date of an NSO will have the opportunity to defer the gain associated with the exercise of the NSO in the same manner as described above in respect of 2003 Plan Awards.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event of any stock dividend, stock split, recapitalization, merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares or other similar corporate exchange, the aggregate number of common shares available for options under the 1992 Plan or subject to outstanding options and the exercise price and any other limitations applicable to outstanding options under the 1992 Plan will also be appropriately adjusted.

AMENDMENT AND TERMINATION OF 1992 PLAN

     By its terms, the 1992 Plan terminated on December 17, 2002. However, options granted prior to that date will continue in effect until they expire or are otherwise cancelled or terminated in accordance with their terms.

     The Board of Directors or the Compensation and Organization Committee may amend the 1992 Plan without shareholder approval except as required to satisfy the requirements of Rule 16b-3 under the Exchange Act, applicable requirements of the Internal Revenue Code or applicable requirements of the New York Stock Exchange. The Compensation and Organization Committee may amend the term of any outstanding option without the optionee's consent so long as the amendment does not adversely affect the option.

FEDERAL INCOME TAX CONSEQUENCES

     The principal federal income tax consequences to participants in the 1992 Plan holding ISOs and NSOs are summarized under "PROPOSAL NUMBER 2 -- APPROVAL OF THE SCOTTS COMPANY 2003 STOCK OPTION AND INCENTIVE EQUITY PLAN -- FEDERAL INCOME TAX CONSEQUENCES" at page 20.

     The 1992 Plan is not intended to comply with Section 162(m) of the Internal Revenue Code. No options or other awards have been granted to executive officers under the 1992 Plan since August 7, 1996.

RECOMMENDATION AND VOTE

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION AND APPROVAL OF THE PROPOSED AMENDMENTS TO THE 1992 PLAN.

     SHAREHOLDER RATIFICATION AND APPROVAL OF THE PROPOSED AMENDMENTS TO THE 1992 PLAN WILL REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE COMPANY'S COMMON SHARES, PRESENT IN PERSON OR BY PROXY, AND ENTITLED TO VOTE ON THE PROPOSAL. THE EFFECT OF AN ABSTENTION IS THE SAME AS A "NO" VOTE. BROKER NON-VOTES WILL NOT BE COUNTED IN DETERMINING THE NUMBER OF COMMON SHARES NECESSARY FOR APPROVAL.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND OTHER COMPENSATION

     The following table shows, for the fiscal years ended September 30, 2002, 2001 and 2000, the cash compensation and other benefits paid or provided by the Company to the individual who served as Chief Executive Officer during the 2002 fiscal year, and the four other most highly compensated executive officers of the Company, listed by title.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM COMPENSATION
                                                                   -------------------------------
                                                                      AWARDS
                                                                   -------------
                                         ANNUAL COMPENSATION        SECURITIES         PAYOUTS
NAME AND PRINCIPAL POSITION  FISCAL   --------------------------    UNDERLYING     ---------------      ALL OTHER
  DURING 2002 FISCAL YEAR     YEAR    SALARY($)(1)   BONUS($)(1)   OPTIONS(#)(2)   LTIP PAYOUTS($)   COMPENSATION($)
---------------------------  ------   ------------   -----------   -------------   ---------------   ---------------
James Hagedorn............    2002      $616,160      $577,774        125,000         $      0          $ 32,237(4)
  President and Chief         2001      $519,826      $ 64,650         60,000         $      0          $ 39,173
  Executive Officer(3)        2000      $415,542      $343,598              0         $      0          $ 38,491

Michael P. Kelty, Ph.D. ...   2002      $366,000      $264,813         26,000         $      0          $ 32,671(4)
  Vice Chairman and           2001      $325,207      $ 66,818         24,000         $106,667(5)       $ 46,837
  Executive Vice President    2000      $298,558      $217,951              0         $      0          $ 41,986

Hadia Lefavre(6)..........    2002      $300,775      $215,104              0         $      0          $303,434(7)
  Executive Vice President,   2001      $290,192      $ 25,875         20,000         $100,000(5)       $ 22,051
  Human Resources             2000      $292,102      $193,746              0         $      0          $ 24,482
  Worldwide

Patrick J. Norton.........    2002      $342,573      $247,865         18,000         $      0          $ 13,503(4)
  Executive Vice President    2001      $328,000      $ 31,200         15,000         $      0          $ 11,356
  and Chief Financial         2000      $145,324      $143,911(9)     105,500(10)     $      0          $  3,238
  Officer(8)

L. Robert Stohler.........    2002      $274,700      $163,237         20,000         $      0          $ 18,352(3)
  Executive Vice President,   2001      $265,200      $ 59,511         17,000         $ 80,000(5)       $ 22,074
  North America               2000      $253,200      $168,140              0         $      0          $ 22,870

---------------

 (1) Includes compensation which may be deferred under the RSP and the Executive Retirement Plan.

 (2) These amounts represent options granted under the 1996 Plan.

 (3) Mr. Hagedorn was named President and Chief Executive Officer of the Company in May 2001. He served as President and Chief Operating Officer of the Company from April 2000 to May 2001, and as President, Scotts North America, of the Company from December 1998 to April 2000.

 (4) This amount represents aggregate contributions made by the Company to the RSP and the Executive Retirement Plan. For Dr. Kelty, this number also includes transitional contributions in the aggregate amount of $9,347 made by the Company to the RSP and the Executive Retirement Plan as a result of his participation in the Pension Plan and the Excess Benefit Plan as described below in "-- Pension Plans."

 (5) Reflects payments made in December 2000 under the Scotts Millennium Growth Plan which was terminated in November 2000. This number represents a pro-rated payment based on the Company's cumulative earnings per share for the period from October 1, 1999 through September 30, 2000 and one-third the number of cash performance units originally granted to the named individual. The Compensation and Organization Committee determined that the Company's cumulative earnings per share for that period satisfied the threshold for payment of the maximum award. The number of cash performance units originally granted to Dr. Kelty, Ms. Lefavre and Mr. Stohler were 1,600 units, 1,500 units and 1,200 units, respectively.

 (6) Ms. Lefavre resigned as an executive officer of the Company effective October 1, 2002.

 (7) This amount includes $285,243 received in consideration for the surrender of Ms. Lefavre's October 23, 2001 option grant. The balance of this amount is comprised of aggregate contributions made by the Company to the RSP and the Executive Retirement Plan.

 (8) Mr. Norton was named Executive Vice President and Chief Financial Officer of the Company in May 2000, having served as interim Chief Financial Officer since February 2000.

 (9) This amount includes $18,750, which represents the pro-rated amount of the annual retainer Mr. Norton received for the period during the 2000 fiscal year he served as a non-employee director.

(10) On February 16, 2000, Mr. Norton received an automatic annual grant of options to purchase 5,500 common shares in his capacity at that time as a non-employee director. That grant is included in the number shown.

OPTION GRANTS IN 2002 FISCAL YEAR

     The following table summarizes information concerning individual grants of NSOs made during the 2002 fiscal year to each of the individuals named in the Summary Compensation Table. All of these grants were made under the 1996 Plan. The Company has never granted stock appreciation rights.

                                                                                    POTENTIAL REALIZABLE VALUE
                            NUMBER OF      % OF TOTAL                               AT ASSUMED ANNUAL RATES OF
                           SECURITIES       OPTIONS                                STOCK PRICE APPRECIATION FOR
                           UNDERLYING      GRANTED TO    EXERCISE                         OPTION TERM(2)
                             OPTIONS      EMPLOYEES IN     PRICE     EXPIRATION    ----------------------------
NAME                      GRANTED(#)(1)   FISCAL YEAR    ($/SHARE)      DATE          5%($)           10%($)
----                      -------------   ------------   ---------   ----------    ------------    ------------
James Hagedorn..........      125,000(3)     18.50%       $39.95      10/21/11      $3,140,543      $7,958,751
Michael P. Kelty,
  Ph.D..................       26,000(3)      3.85%       $39.95      10/21/11      $  653,233      $1,655,420
Hadia Lefavre...........       17,000(4)      2.52%       $39.95            --(4)           --(4)           --(4)
Patrick J. Norton.......       18,000(3)      2.66%       $39.95      10/21/11      $  452,238      $1,146,060
L. Robert Stohler.......       20,000(3)      2.96%       $39.95      10/21/11      $  502,487      $1,273,400

---------------

(1) In the event of a "change in control" (as defined in the 1996 Plan), each optionee will be permitted, in the optionee's discretion, to surrender any option or portion thereof in exchange for a cash payment equal to the excess of the change in control price over the exercise price for such option. If proposed amendments to the 1996 Plan are approved, the Compensation and Organization Committee may elect to make this payment in the form of whole common shares having a value equal to the difference between the change in control price and the exercise price for such option (cash will be given for the value of a fractional share). The Compensation and Organization Committee also may allow each optionee to exercise any options to be cancelled upon a change in control by following exercise procedures described in the 1996 Plan. Notwithstanding the foregoing, if the Compensation and Organization Committee determines that the optionee will receive a new award or have the option honored or assumed in a manner which preserves its value and eliminates the risk that the value of the option will be forfeited due to involuntary termination, no cash payment will be made as a result of a change in control. In the event of termination of employment by reason of retirement, disability or death, the options may thereafter be exercised in full for a period of five years, subject to the stated terms of the options. The options are forfeited if the optionee's employment is terminated for cause. If an optionee's employment is terminated for any reason other than retirement, disability, death or for cause, any vested options held by the optionee at the date of termination may be exercised for a period of 90 days, subject to the stated terms of the options.

(2) The dollar amounts reflected in this table are the result of calculations at the 5% and 10% annual appreciation rates set by the SEC for illustrative purposes, and assume the options are held until their expiration date. Such dollar amounts are not intended to forecast future financial performance or possible future appreciation in the price of the Company's common shares. Shareholders are therefore cautioned against drawing any conclusions from the appreciation data shown, aside from the fact that optionees will only realize value from the option grants shown if the price of the Company's common shares appreciates.

(3) These options were granted on October 23, 2001 and will become exercisable on October 23, 2004.

(4) These options were granted on October 23, 2001 and were surrendered for a cash payment of $285,243 on September 30, 2002.

OPTION EXERCISES IN 2002 FISCAL YEAR AND 2002 FISCAL YEAR-END OPTION VALUES

     The following table summarizes information concerning options exercised during the 2002 fiscal year and unexercised options held as of the end of the 2002 fiscal year by each of the individuals named in the Summary Compensation Table.

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
                                                            OPTIONS AT FISCAL           MONEY OPTIONS AT FISCAL
                             SHARES                            YEAR-END(#)                  YEAR-END($)(1)
                           ACQUIRED ON      VALUE      ---------------------------   -----------------------------
NAME                       EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                       -----------   -----------   -----------   -------------   ------------   --------------
James Hagedorn...........         0             n/a      320,000        185,000       $5,026,925       $903,900
Michael P. Kelty,
  Ph.D...................    55,000      $1,544,985       45,000         50,000       $  490,425       $319,800
Hadia Lefavre............         0             n/a       80,000         37,000       $  407,700       $258,380
Patrick J. Norton........         0             n/a       36,000        108,000       $  331,403       $470,295
L. Robert Stohler........         0             n/a       92,000         37,000       $1,670,230       $229,280

---------------

(1) "Value of Unexercised In-the-Money Options at Fiscal Year-End" is based upon the fair market value of the Company's common shares on September 30, 2002 ($41.69) less the exercise price of in-the-money options at the end of the 2002 fiscal year.

EQUITY COMPENSATION PLAN INFORMATION

     The Company has three compensation plans under which its equity securities are authorized for issuance to directors, officers or employees in exchange for goods or services:

     - the 1996 Plan;

     - the 1992 Plan; and

     - the Executive Retirement Plan.

1996 PLAN AND 1992 PLAN

     The following table shows for the 1996 Plan and the 1992 Plan as a group the number of common shares issuable upon exercise of outstanding options and attributable to outstanding stock units, the weighted-average exercise price of outstanding options and the number of common shares remaining available for future issuance at September 30, 2002, excluding common shares issuable upon exercise of outstanding options and attributable to outstanding stock share units. Each of the 1996 Plan and the 1992 Plan has previously been approved by the Company's shareholders and is proposed to be amended upon ratification and approval by the shareholders at the Annual Meeting. The following table shows comparable information, as of September 30, 2002, for the Executive Retirement Plan. The Executive Retirement Plan has not been approved by the Company's shareholders.

                                                                                                    (C)
                                                                                           NUMBER OF SECURITIES
                                                                                          REMAINING AVAILABLE FOR
                                                 (A)                       (B)             FUTURE ISSUANCE UNDER
                                      NUMBER OF SECURITIES TO BE     WEIGHTED-AVERAGE       EQUITY COMPENSATION
                                       ISSUED UPON EXERCISE OF      EXERCISE PRICE OF        PLANS (EXCLUDING
                                         OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,   SECURITIES REFLECTED IN
PLAN CATEGORY                            WARRANTS AND RIGHTS       WARRANTS AND RIGHTS          COLUMN (A))
-------------                         --------------------------   --------------------   -----------------------
Equity compensation plans approved
  by security holders...............          4,202,255(1)                $27.38(2)               384,100(3)
Equity compensation plans not
  approved by security holders......             29,787(4)                   n/a(5)               220,213(6)
Total...............................          4,232,042                   $27.38(2)               604,313

---------------

(1) Includes 295,860 common shares issuable upon exercise of options granted under the 1992 Plan and 3,902,875 common shares issuable upon exercise of options granted under the 1996 Plan. Also includes 3,520 common shares attributable to stock units received by non-employee directors in lieu of their annual retainer and held in their accounts under the 1996 Plan. The terms of the stock units are described in this Proxy Statement under "PROPOSAL NUMBER 1 -- ELECTION OF DIRECTORS -- COMPENSATION OF DIRECTORS" at page 11.

(2) Represents weighted-average exercise price of outstanding options under the 1992 Plan and the 1996 Plan.

(3) Includes 691 common shares remaining available for issuance under the 1992 Plan and 383,409 common shares remaining available for issuance under the 1996 Plan.

(4) Includes common shares attributable to participants' accounts relating to common share units under the Executive Retirement Plan. This number has been rounded to the nearest whole common share.

(5) Please see the description of the Executive Retirement Plan below.

(6) Includes common shares remaining available for issuance at September 30, 2002 under the Executive Retirement Plan.

EXECUTIVE RETIREMENT PLAN

     The ERP is a nonqualified deferred compensation plan that allows certain of the Company's officers and highly compensated employees to defer compensation and to earn the Company-funded benefits that they could have deferred to and earned under the RSP but for Internal Revenue Code limits imposed on the RSP. ERP also provides participants with the opportunity to defer all or any part of bonus payments received pursuant to the Executive Annual Incentive Plan (the "Executive Incentive Plan"). Subject to certain restrictions, participants may direct that amounts credited to them under the ERP be adjusted by reference to a Company stock fund or to one or more outside investment funds made available by the ERP's administrative committee. Outside investment funds do not include common shares. The amount credited to a participant in the Company stock fund is recorded as common share units, the number of which is determined by dividing the amount credited for the participant to the Company stock fund by the market value of common shares when the credit is made. The amount credited to a participant in an outside investment fund is recorded as outside investment fund units, the number of which is determined by dividing the amount credited for the participant to each outside investment fund by the market value of the outside investment fund when the credit is made. Distributions from the ERP generally begin when the participant terminates employment (although the participant may specify a different date) and normally are paid in either a lump sum or in annual installments over no more than ten years, whichever the participant has elected. Distributions from the Company stock fund always are made in the form of common shares equal to the number of common share units credited to the participant. Distributions from outside investment funds always are made in cash equal to the value of each outside investment unit credited to the participant multiplied by the market value of those units. ERP participants are general unsecured creditors of the Company with respect to their interests in the ERP.

PENSION PLANS

     The Company maintains a tax-qualified, non-contributory defined benefit pension plan (the "Pension Plan"). Eligibility for and accruals under the Pension Plan were frozen as of December 31, 1997.

     Monthly benefits under the Pension Plan upon normal retirement (age 65) are determined under the following formula:

        (a) (i) 1.5% of the individual's highest average annual compensation for 60 consecutive months during the ten-year period ending December 31, 1997; times

            (ii) years of benefit service through December 31, 1997; reduced by

        (b) (i) 1.25% of the individual's primary Social Security benefit (as of December 31, 1997); times

            (ii) years of benefit service through December 31, 1997.

     Compensation includes all earnings plus 401(k) contributions and salary reduction contributions for welfare benefits, but does not include earnings in connection with foreign service, the value of a company car or separation or other special allowances. An individual's primary Social Security benefit is based on the Social Security Act as in effect on December 31, 1997, and assumes constant compensation through age 65 and that the individual will not retire earlier than age 65. No more than 40 years of benefit service are taken into account. The Pension Plan includes additional provisions for early retirement.

     Benefits under the Pension Plan are supplemented by benefits under The O.M. Scott & Sons Company Excess Benefit Plan (the "Excess Benefit Plan"). The Excess Benefit Plan was established October 1, 1993 and was frozen as of December 31, 1997. The Excess Benefit Plan provides additional benefits to participants in the Pension Plan whose benefits are reduced by limitations imposed under Sections 415 and 401(a)(17) of the Internal Revenue Code. Under the Excess Benefit Plan, executive officers and certain key employees will receive, at the time and in the same form as benefits are paid under the Pension Plan, additional monthly benefits in an amount which, when added to the benefits paid to each participant under the Pension Plan, will equal the benefit amount such participant would have earned but for the limitations imposed by the Internal Revenue Code.

     The estimated annual benefits under the Pension Plan and the Excess Benefit Plan payable upon retirement at normal retirement age for each of the individuals named in the Summary Compensation Table are:

                                      YEARS OF BENEFIT SERVICE    TOTAL BENEFIT
                                      ------------------------    -------------
James Hagedorn......................           9.9167              $ 8,250.24
Michael P. Kelty, Ph.D. ............             17.5              $57,551.40
Hadia Lefavre.......................               --                      --
Patrick J. Norton...................              n/a                     n/a
L. Robert Stohler...................             2.11              $ 2,956.20

     Associates participate in the RSP, formerly known as "The Scotts Company Profit Sharing and Savings Plan." The RSP, as amended and restated effective as of December 31, 1997, consolidated various defined contribution retirement plans in effect at the Company and its domestic subsidiaries. The RSP permits 401(k) contributions, employee after-tax contributions, Company matching contributions, Company retirement contributions, and, between 1998 and 2002 for participants whose benefits were frozen under the Pension Plan (including Dr. Kelty) and the Scotts-Sierra Horticultural Products Company Retirement Plan for Salaried Employees, certain transitional contributions based on age and service.

     Certain officers and highly paid employees, including the individuals named in the Summary Compensation Table, also participate in the ERP described under "-- EQUITY COMPENSATION PLAN INFORMATION -- EXECUTIVE RETIREMENT PLAN" at page 38.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     In connection with the transactions contemplated by the Merger Agreement, the Company entered into an employment agreement with Mr. James Hagedorn (the "Hagedorn Agreement"). The Hagedorn Agreement had an original term of three years, and is automatically renewed for an additional year each subsequent year, unless either party notifies the other party of his/its desire not to renew. The Hagedorn Agreement provides for a minimum annual base salary of $200,000 for Mr. Hagedorn and participation in the various benefit plans available to senior executive officers of the Company. In addition, pursuant to the Hagedorn Agreement, the Company granted to Mr. Hagedorn options to acquire 24,000 common shares. Upon certain types of termination of employment (e.g., a termination by the Company for any reason other than "cause" (as defined in the Hagedorn Agreement) or a termination by Mr. Hagedorn constituting "good reason" (also as defined)), he will become entitled to receive certain severance benefits including a payment equal to three times the sum of his base salary then in effect plus his highest annual bonus in any of the three preceding years. Upon termination of employment for any other reason, Mr. Hagedorn or his beneficiary will be entitled to receive all unpaid amounts of base salary and benefits under the executive benefit plans in which he participated. The Hagedorn Agreement also contains confidentiality and noncompetition provisions which prevent Mr. Hagedorn from disclosing confidential information about the Company and from competing with the Company during his employment therewith and for an additional three years thereafter.

     At its meeting in September 2001, the Compensation and Organization Committee of the Board of Directors of the Company agreed to certain employment, severance and change in control agreements relating to Michael P. Kelty, Ph.D., Vice Chairman and Executive Vice President of the Company. Dr. Kelty's annual salary was increased to $350,000 effective October 1, 2001; and his target bonus opportunity remained at 50% of base salary. It was also agreed that he would continue to be entitled to participate in the various benefit programs available to senior executive officers of the Company. If Dr. Kelty's employment is terminated within 18 months following a change in control of the Company (as defined in the 1996 Plan), Dr. Kelty will be entitled to receive a lump sum payment equal to two times his base salary plus two times his target bonus opportunity. If Dr. Kelty's employment is terminated other than as a result of a change in control and other than for cause, he will be entitled to receive two times his base salary in effect at the date of termination in a lump sum within 90 days after termination. As of November 25, 2002, these agreements had not been reduced to writing.

     Hadia Lefavre entered into a letter agreement with the Company, dated October 14, 2001, under which Ms. Lefavre agreed to continue as Executive Vice President, Human Resources until she retired on September 30, 2002. Ms. Lefavre will receive an aggregate amount, payable in 12 equal monthly installments commencing October 2002, equal to her current annual base salary plus her target bonus opportunity in effect on September 30, 2002. If Ms. Lefavre dies or becomes totally disabled, those monthly payments will be made to her estate or beneficiaries, as appropriate. For purposes of the 1996 Plan, Ms. Lefavre is considered a retiree. Ms. Lefavre opted on September 30, 2002 to surrender her options granted in October 23, 2001 for a cash payment of $285,243, which payment amount was calculated based on the Black-Scholes valuation method. She has five years to exercise her remaining options which all vested immediately upon her retirement.

     Patrick J. Norton entered into a letter agreement with the Company, dated November 5, 2002, providing for his employment as Executive Vice President and Chief Financial Officer of the Company until December 31, 2002. From January 1, 2003 through December 31, 2005, Mr. Norton will remain an employee of the Company with limited duties, primarily acting as an advisor for the Scotts LawnService(R) business. Mr. Norton will receive an annual fee of $11,000 for his work as an advisor and will be eligible to receive 4,500 options annually. As of December 31, 2005, Mr. Norton will be entitled to continue to participate in the Company's group medical and dental plans under the prevailing annual COBRA rates until Mr. Norton's 65th birthday on November 19, 2015. If Mr. Norton's employment is terminated by the Company other than for cause, Mr. Norton will be entitled to his options and benefits through December 31, 2005. In addition, so long as Mr. Norton remains on the Company's Board of Directors through 2005, he will be entitled to compensation of $30,000 each year and receive 5,500 options annually.

     L. Robert Stohler entered into a letter agreement with the Company, dated November 21, 2002, under which Mr. Stohler agreed to continue as Executive Vice President, North America until September 30, 2003, following which Mr. Stohler will retire unless the Company offers, and Mr. Stohler accepts, continued employment. Following termination, Mr. Stohler will receive an aggregate amount, payable in 12 equal monthly installments, equal to his current annual base salary plus his target bonus in effect at the termination date, less any required tax withholdings. As of his termination date, Mr. Stohler will be entitled to 12 months of medical and dental coverage at the expense of the Company, and on the date of the 12th monthly installment, the Company will make a lump sum payment equal to the COBRA premium for group medical and dental coverage through his 65th birthday, grossed up for taxes. In addition, 30,000 options, or their equivalents, will be granted to Mr. Stohler on or before January 31, 2003. Upon the date of Mr. Stohler's termination, he will be considered a retiree and all of his outstanding options will vest and thereafter may be exercised in accordance with the Company's 1996 and 2003 Plans. If Mr. Stohler dies or becomes totally disabled following his termination date but before the payments are due, in each case before September 30, 2003 or his extended date of continued employment, those monthly payments will be made to Mr. Stohler or his estate or beneficiaries, as appropriate, within 90 days of his death or total disability. In the event of death or total disability, the Company will pay the balance of Mr. Stohler's apartment lease at a rental rate of $1,020 per month until the lease termination on October 31, 2003.

REPORT OF THE COMPENSATION AND ORGANIZATION COMMITTEE ON EXECUTIVE COMPENSATION FOR THE 2002 FISCAL YEAR

ROLE OF THE COMPENSATION AND ORGANIZATION COMMITTEE

     The Compensation and Organization Committee is made up of four members of the Board of Directors who are neither current nor former employees of the Company. The Compensation and Organization Committee reviews the Company's organizational structure, succession planning and ongoing functions of the executive officers. It is also responsible for the Company's executive compensation policies and programs. The Compensation and Organization Committee reviews and recommends to the Board of Directors all compensation payments to the CEO and executive officers of the Company and the aggregate incentive payments to the participants in the Executive Incentive Plan.

     In reaching compensation decisions, the Compensation and Organization Committee reviews information from a variety of sources, which include proxy statement surveys and industry surveys. In addition, the Compensation and Organization Committee has retained external compensation consultants and legal counsel.

OBJECTIVES OF THE EXECUTIVE COMPENSATION PROGRAM

     The Compensation and Organization Committee's primary objective is the establishment of compensation programs for the Company's executive officers who are in a position to maximize long-term shareholder value. The executive compensation program is designed with a performance orientation, with a large portion of executive compensation being "at risk." In pursuing this objective, the Compensation and Organization Committee believes that the Company's executive compensation program must:

     - Emphasize pay for performance, motivating both long-term and short-term performance for the benefit of the Company's shareholders;

     - Place greater emphasis on variable incentive compensation versus fixed or base pay;

     - Through its incentive plans, encourage and reward decision-making that emphasizes long-term shareholder value;

     - Provide a total compensation program competitive with those companies with which the Company competes for top management talent on a global basis; and

     - Ensure the Company's continued growth and performance by attracting, retaining and motivating talented executives and employees necessary to meet the Company's strategic goals.

     The Compensation and Organization Committee sets compensation levels which are designed to be competitive with a comparison group of consumer products companies of similar size and complexity (the "Comparison Group"). This comparative data may not include the compensation paid by all of the companies that are included in the S&P 500 Household Index which is used for comparative purposes in the performance graph on page 45. Base salary and annual incentive opportunities are targeted at the median of the Comparison Group companies, while long-term incentives are targeted at the 50th percentile. The Company's competitive compensation structure has enabled it to attract and retain executives who, as key members of the top management team, have been instrumental in improving the performance of the Company.

     The Compensation and Organization Committee does not have a policy that requires the Company's executive compensation programs to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. The design and administration of the 1996 Plan is intended to qualify any compensation attributable to participation thereunder as performance-based compensation. In all cases, the Compensation and Organization Committee will continue to carefully consider the net cost and value to the shareholders of its compensation policies.

OVERVIEW OF EXECUTIVE COMPENSATION AND 2002 FISCAL YEAR COMPENSATION AND ORGANIZATION COMMITTEE ACTIONS

     The Company's executive compensation program presently consists of three principal components:

     - Base salary;

     - Stock option plans; and

     - Executive Incentive Plan.

     BASE SALARY

     The base salaries of the Company's executive officers and subsequent adjustments to base salaries are determined considering the following factors:
(1) the strategic importance to the Company of the executive officer's job function; (2) the individual's performance in his or her position; (3) the individual's potential to make a significant contribution to the Company in the future; and (4) a comparison of industry compensation practices. The Compensation and Organization Committee believes that all of these factors are important and the relevance of each factor varies from individual to individual.

     STOCK OPTION PLAN

     For the 2002 fiscal year, the Compensation and Organization Committee targeted long-term incentive programs for executive officers at the 50th percentile of total long-term incentive pay at Comparison Group companies. The Compensation and Organization Committee uses the Black-Scholes method to calculate the long-term incentive value of option grants and uses the Comparison Group companies as a benchmark.

     For the 2002 fiscal year, the Compensation and Organization Committee targeted grants under the 1996 Plan at a level that achieved its desired long-term incentive target. The Compensation and Organization Committee has further adjusted annual option grants for certain recipients based on corporate or individual performance.

     The 1996 Plan enables the Compensation and Organization Committee to grant both ISOs and NSOs although no ISOs have been granted to date. Options granted typically have a three-year cliff vesting provision; however, this provision is sometimes modified for grants made to associates outside of North America.

     EXECUTIVE INCENTIVE PLAN

     All executive officers are eligible to participate in the Executive Incentive Plan, which provides annual incentive compensation opportunities based on various performance measures related to the financial performance of the Company for the fiscal year.

     The Compensation and Organization Committee oversees the operation of the Executive Incentive Plan. Its members are responsible for evaluating and approving the plan's design as well as the targets and objectives to be met by the Company and its executive officers and the amount of incentive payable for specified levels of attainment of those targets and objectives. At the end of each fiscal year, the Compensation and Organization Committee determines the extent to which the targets and objectives have been met and awards incentive payments accordingly.

     For Corporate Officers

     For the 2002 fiscal year, incentives for executive officers in the corporate group were based on five performance measures. These measures were:

     - Net Income

      - Corporate net income before significant non-recurring items

     - Net Sales Growth

      - Sales goals established for the Company on a consolidated basis

     - ROIC (After-Tax Return on Invested Capital) -- corporate

      - EBITA for the Company on a consolidated basis X (1 - tax rate) divided by the Average Invested Capital (total assets + accumulated amortization of intangibles less liabilities excluding debt + accumulated restructuring charges)

     - Corporate Debt Headroom

      - Amount of excess debt capacity when compared to the maximum loan agreement level

     - Customer Service -- corporate (composite goal)

      - Product Fill Rate percent (% of orders filled on first delivery)

      - All-In Fill Rate percent (% calculated dollar fill based on potential)

     For Business Group Officers

     For the 2002 fiscal year, incentives for executive officers in each business group were based on five performance measures. These measures were:

     - EBITA for the business group

      - Earnings Before Interest, Taxes and Amortization

     - Net Sales Growth -- group

      - Sales goals established for the business group

     - ROIC (After-Tax Return on Invested Capital) -- group

      - EBITA for the business group X (1 - tax rate) divided by the Average Invested Capital (total assets + accumulated amortization of intangibles less liabilities excluding debt + accumulated restructuring charges)

     - Corporate Debt Headroom

      - Amount of excess debt capacity below the maximum loan agreement level

     - Customer Service -- group (composite goal)

      - Product Fill Rate percent (% of orders filled on first delivery)

      - All-In Fill Rate percent (% calculated dollar fill based on potential)

     These measures are weighted for each individual participant and the sum of the measures is multiplied by earnings to reinforce the importance of net income. The plan includes a funding trigger below which no payments are made to any participant. This funding trigger is based on achieving prior year net income.

COMPENSATION OF THE CEO

     The Compensation and Organization Committee, in conjunction with the CEO, establishes the CEO's annual goals and objectives. The Compensation and Organization Committee evaluates the CEO's performance against these goals and objectives annually in executive session.

     The Company's executive compensation program is designed with a performance orientation, with a large portion of executive compensation being "at risk." Consistent with the overall goal of the executive compensation program, Mr. Hagedorn's annual base salary was set below the median level at $600,000. Mr. Hagedorn, as a result of his promotion, was granted a slightly above median option award covering 125,000 common shares as of October 23, 2001. Mr. Hagedorn's target incentive opportunity under the Executive Incentive Plan was set at 70% of his salary for the 2002 fiscal year. In Mr. Hagedorn's position, 100% of his target incentive is directly attributable to attainment of corporate performance goals. The measures used to determine Mr. Hagedorn's incentive compensation are the same as for all corporate officers described above. Mr. Hagedorn's overall compensation package is set at the median of the Comparison Group and is structured in a way to provide significant rewards when the Company exceeds its performance goals.

     In consideration of the Company's performance, which was 138% of target, Mr. Hagedorn received an incentive payment of $577,773.95 for the 2002 fiscal year.

SUBMITTED BY THE COMPENSATION AND ORGANIZATION COMMITTEE OF THE COMPANY:

                                          JOSEPH P. FLANNERY, CHAIRMAN
                                          ALBERT E. HARRIS
                                          JOHN M. SULLIVAN
                                          ARNOLD W. DONALD

PERFORMANCE GRAPH

     The following line graph compares the yearly percentage change in the Company's cumulative total shareholder return (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the price of the Company's common shares at the end and the beginning of the measurement period; by (ii) the price of the Company's common shares at the beginning of the measurement period) against the cumulative return of (a) Standard & Poor's 500 Household Products Index ("S&P 500 Household Index"); and (b) the Russell 2000 Index (the "Russell 2000"); each for the period from September 30, 1997 to September 30, 2002. The comparison assumes $100 was invested on September 30, 1997 in the Company's common shares and in each of the foregoing indices and assumes reinvestment of dividends.

                       [TOTAL SHAREHOLDER RETURNS GRAPH]

                                       9/97      9/98      9/99      9/00      9/01      9/02
                                      -------   -------   -------   -------   -------   -------
              The Scotts Company      $100.00   $116.67   $131.90   $127.62   $129.90   $158.82
              S&P 500 Household
                Index                 $100.00   $ 98.76   $127.12   $108.16   $122.11   $137.61
              Russell 2000            $100.00   $ 80.12   $ 94.16   $114.88   $ 89.21   $ 79.83

                            AUDIT COMMITTEE MATTERS

     In accordance with the SEC's regulations, the Audit Committee has issued the following report:

REPORT OF THE AUDIT COMMITTEE FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002

ROLE OF THE AUDIT COMMITTEE, INDEPENDENT AUDITORS AND MANAGEMENT

     The Audit Committee consists of three independent directors and operates under a written charter adopted by the Board of Directors. Annually, the Audit Committee recommends to the Board of Directors the selection of the Company's independent auditors. PricewaterhouseCoopers LLP was selected as the Company's independent auditors for the 2002 fiscal year.

     Management has the responsibility for the consolidated financial statements and the financial reporting process, including the establishment and maintenance of adequate internal controls and procedures for financial reporting. The Company's independent auditors are responsible for performing an audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing their report thereon. The Audit Committee's responsibility is to provide independent, objective oversight of these processes.

     Pursuant to this responsibility, the Audit Committee met with management and the independent auditors throughout the year. The Audit Committee reviewed the audit plan and scope with the independent auditors, and discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also met with the independent auditors, without management present, to discuss the results of their audit work, their evaluation of the Company's system of internal controls and the quality of the Company's financial reporting.

     In addition, the Audit Committee has discussed with the independent auditors their independence from the Company and its management, including the matters in written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

MANAGEMENT'S REPRESENTATIONS AND AUDIT COMMITTEE RECOMMENDATIONS

     Management has represented to the Audit Committee that the Company's consolidated financial statements as of and for the year ended September 30, 2002, were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. Based on the Audit Committee's discussions with management and the independent auditors and its review of the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2002 to be filed with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF THE COMPANY:

                                          L. JACK VAN FOSSEN, CHAIRMAN
                                          ALBERT E. HARRIS
                                          JOHN M. SULLIVAN

FEES OF INDEPENDENT AUDITORS

AUDIT FEES

     PricewaterhouseCoopers LLP has billed the Company $1,165,500 for professional services rendered for the audit of the Company's annual consolidated financial statements for the 2002 fiscal year and the reviews of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q filed during the 2002 fiscal year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     PricewaterhouseCoopers LLP rendered no professional services to the Company or its subsidiaries during the 2002 fiscal year in connection with the design and implementation of financial information systems.

ALL OTHER FEES

     PricewaterhouseCoopers LLP has billed the Company $589,191, in the aggregate, for services (other than those covered under the heading "-- AUDIT FEES") rendered during the 2002 fiscal year. These other fees include fees for tax compliance and consulting services, accounting services in connection with the Company's Senior Notes offering and retirement plan audits.

     The Audit Committee has determined that the provision of the services covered under the heading "-- All Other Fees" is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                              INDEPENDENT AUDITORS

     The Board of Directors of the Company has selected PricewaterhouseCoopers LLP as the Company's independent auditors for the 2003 fiscal year. PricewaterhouseCoopers LLP, a certified public accounting firm, has served as the Company's independent auditors since 1986.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to respond to appropriate questions and to make such statements as he/she may desire.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Under a letter agreement dated September 25, 2001, Charles M. Berger agreed to serve as Chairman of the Board of the Company from October 1, 2001 through the date of the Company's 2003 Annual Meeting of Shareholders, when he intends to retire. The September 25, 2001 letter agreement provided that Mr. Berger be paid an annual base salary of $120,000 from October 1, 2001 through the Company's Annual Meeting date; and be entitled to all benefits available to the Company's executive officers other than incentive compensation and option grants. As an award for prior service, Mr. Berger is receiving an aggregate amount of $611,036.63, payable in monthly installments of $31,666.67 from October 2001 through April 2003, with a final payment of $9,369.90 in May 2003. After his retirement, Mr. Berger will continue to be paid monthly, at the rate of $120,000 per year, through May 9, 2003, with no additional benefits other than those to which he is entitled as a retiree. If Mr. Berger dies or becomes totally disabled or there is a change in control of the Company, in each case before May 9, 2003, the balance of any payments due to Mr. Berger through May 9, 2003 will be paid to Mr. Berger or his estate or beneficiaries, as appropriate, in a lump sum within 90 days of Mr. Berger's death or total disability or the effective date of the change in control.

     Paul Hagedorn, who, along with his brother, James Hagedorn, and his sister, Katherine Hagedorn Littlefield, is a general partner of the Hagedorn Partnership, is employed by the Company as a graphics design specialist. During the 2002 fiscal year, Paul Hagedorn received salary and bonus totaling $76,025 and employment benefits and reimbursement for travel expenses consistent with those offered to other associates of the Company.

     The Company subleases a portion of a building to the Hagedorn Partnership at a rent of $1,437 per month plus payment for communication services. The Hagedorn Partnership provides personnel, equipment and supplies to support the Company's activities at that office. Under these arrangements, during the 2002 fiscal year, the Company paid $103,280 to the Hagedorn Partnership and was paid $62,970.

                              SHAREHOLDER PROPOSAL

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE SHAREHOLDER PROPOSAL.

     John C. Harrington, P.O. Box 6108, Napa, California 94581-1108, claiming ownership of 100 common shares of the Company for more than one year and stating that he will continue to hold the same through the date of the Annual Meeting, has given notice that he intends to present for action at the Annual Meeting the following resolution (the "Shareholder Proposal"):

                 "Genetic Engineering Shareholder Resolution to
                               The Scotts Company

        WHEREAS: Some international markets for genetically engineered (GE) seeds are threatened by extensive resistance, such as:

         -- Countries around the world including Brazil, China, Greece, Japan, New Zealand, the Philippines, South Korea, Taiwan, Thailand, have instituted moratoriums, banned importation, or required additional safety testing of GE seeds and crops.(1)

         -- Once in effect, the Biosafety Protocol, approved by representatives of more than 130 countries, will require that GE seeds be subject to the Advanced Informed Agreement, allowing countries to decide whether to import GE seeds based on scientific assessments.

         WHEREAS: There is some scientific concern that genetically engineered agricultural products may be harmful to humans, animals or the environment, for example:

         -- The USDA has acknowledged the need to develop a comprehensive approach to evaluating long-term and secondary effects of GE products.

         -- Turf genetically engineered to be resistant to herbicides could lead to increased pesticide use and increased exposure of children to potentially hazardous chemicals.(2)

         -- The American Society of Landscape Architects, with more than 14,000 members, are concerned that the use of GE grasses could potentially affect the entire ecosystem of native plants.(3)

         -- Research has shown that cross pollination with naturalized and native populations of cross-compatible perennial relatives and native species could lead to new weeds that are difficult to manage.(4)

         -- There is little scientific data available on the potential risks from the sale and large-scale production of lawn and turf seed. The lawn and turf seed industry is second only to that of hybrid corn seed.(5)

         THEREFORE, BE IT RESOLVED: Shareholders request that the Board of Directors review our Company's products which are genetically engineered or altered and report to shareholders by August 2003 (at reasonable cost and omitting proprietary information). This report would identify all financial and legal risks, financial costs and benefits, and environmental impacts of the continued use of genetically engineered seeds, organisms, or products thereof sold under the company's brand names.
---------------

(1)THIRD WORLD NETWORK INFORMATION SERVICE ON BIOSAFETY, 16 May 2002, www.twnside.org.sg. AGROW. World Crop Production News, Agrow Review of 2001, PJB Publication, 2002.

(2)The vast majority of Scotts' field trial applications for GE plants are for herbicide resistance -- ie you can spray Roundup on them (or glufosinate) and it won't kill them. Source: http://www.nbiap.vt.edu/cfdocs/fieldtest3.cfm.

(3)New York Times, July 9, 2000. "Suburban Genetics: Scientists Searching for a Perfect Lawn."

(4)Diversity, a News Journal for the International Genetic Resources Community, Volume 16, Nos. 1 & 2, 2000.

(5)Ibid."

BOARD'S RECOMMENDATION

     YOUR BOARD OF DIRECTORS BELIEVES THAT THE SHAREHOLDER PROPOSAL IS NOT IN THE BEST INTEREST OF THE COMPANY OR ITS SHAREHOLDERS AND RECOMMENDS THAT THE SHAREHOLDERS VOTE AGAINST THE SHAREHOLDER PROPOSAL, AS DISCUSSED BELOW:

     The Board of Directors of Scotts is totally committed to producing products that are safe, environmentally sensitive, and consumer friendly. Moreover, the Board of Directors believes strongly in fully researching and understanding the risks identified in the Shareholder Proposal -- "financial and legal risks, financial costs and benefits, and environmental impacts" -- before the commercialization of any product enhanced with biotechnology or the sale of any product enhanced with biotechnology under the Scotts brand name. The Board of Directors is also committed to keeping shareholders fully informed on all of these issues. Therefore, the Board of Directors concur with the objectives of the Shareholder Proposal, which include thorough research, a careful risk/reward calculation, and disclosure to shareholders.

     However, the Board of Directors disagree with the shareholder's means to achieve those goals for several reasons. First, the Board of Directors believe that reviews, investigations, studies and reports required by governmental rules and regulations, the regulatory process itself, and the Company's own rigorous quality and safety assurance standards will be more than adequate to permit regulators, the Board of Directors and shareholders to understand the costs, benefits and risks of any product developed by Scotts that is enhanced with biotechnology. Second, the Company does not need to prepare a special report on this issue, as it will be disclosing information to shareholders in the ordinary course of business and on an ongoing basis. Third, the timeline required by the Shareholder Proposal is inappropriate because the Company does not anticipate any commercial use of "genetically engineered seeds, organisms, or products thereof" to be sold under the Company's brand names by August 2003, much less any "continued use" of such products. On the contrary, Scotts has only one product, a non-residential turfgrass, close to beginning regulatory review. The review process typically takes substantial time. Once the review process has concluded, Scotts will carefully analyze the risks and rewards of commercialization and the Board of Directors will decide whether the Company should introduce the product on the market.

BACKGROUND AND TIMING

     The Board of Directors believes that the Company's development and commercialization of innovative products is an important key to its continued success. The Company has a long history of dedication to responsible research in search of better, more effective and easier to use products.

     In particular, the Company has worked for 75 years to create better products for the establishment and maintenance of turfgrass. Biology and breeding have been a part of that research and development for the past 40 years. The Company remains dedicated to being the technology leader in turfgrass products. Today, that dedication results in research into products that can be enhanced with biotechnology, as well as products that can be improved through biology and breeding.

     Currently, the only potential Scotts product enhanced with biotechnology for which the Company anticipates seeking regulatory review during the next twelve months is a non-residential turfgrass. After the review process, which typically takes substantial time, the Board of Directors will make a final decision as to commercialization. All other potential products are years away from regulatory review and, therefore, potential commercialization, if such review is indeed ever sought.

RIGOROUS REGULATORY APPROVAL PROCESS

     Before a product enhanced with biotechnology may be sold in the United States, it must be "deregulated" by appropriate governmental agencies. Deregulation involves compliance with the rules and regulations of and cooperation with the United States Department of Agriculture, Animal and Plant Health Inspection Service (the "USDA"), the Environmental Protection Agency (the "EPA") and/or the Food and Drug Administration (the "FDA"). Therefore, any product enhanced with biotechnology for which the Company seeks commercialization to the point of submitting a petition for deregulation will be subjected to rigorous and thorough regulatory review.

     More specifically, as part of the deregulation process for any product enhanced with biotechnology, the Company is required to present evidence to the USDA in the form of scientifically rigorous studies showing that the product is not substantially different from products of the same species that have not been enhanced with biotechnology. The Company is also required to satisfy other agencies, such as the EPA or the FDA, as to their appropriate areas of regulatory authority. This process typically takes years to complete and also includes at least two opportunities for public comment.

COMPANY COMMITMENT TO TESTING AND SAFETY

     The Company is committed to maintaining the highest standards of product safety. As with all products commercially introduced by the Company, any product enhanced with biotechnology will meet -- and may exceed -- all legally required testing and safety standards prior to commercial introduction. For example, the Company's turfgrass enhanced with biotechnology is currently in its fourth year of testing for safety to the environment. This has included 22 independent experiments undertaken in 70 environments with the participation of 22 research groups, many of which were from major North American universities.

     Only after years of scientific analysis did the Company consider submitting the results of these turfgrass experiments for regulatory review. The data from these experiments will be reviewed by the USDA and compared with data from documented experiments conducted on turfgrass that has not been enhanced with biotechnology. The USDA will then make its conclusions.

STATUS OF APPLICATION FOR TURFGRASS ENHANCED WITH BIOTECHNOLOGY

     The Company submitted a petition for deregulation of a non-residential turfgrass product enhanced with biotechnology to the USDA on April 30, 2002. This turfgrass has been shown, through the Company's research trials, to provide simple, more flexible, and better weed control for golf courses in a manner that the Company believes is more environmentally friendly. The USDA requested additional information and data from the Company. The Company determined that it was more expedient to withdraw its petition and submit a revised petition that addressed the USDA's requests than to amend its current petition. On October 3, 2002, the Company withdrew its petition. The Company is in the process of preparing a revised petition that addresses the USDA's requests. The Company intends to submit the revised petition sometime in the next twelve months.

     There can be no assurance that the Company's petition for deregulation of this turfgrass product enhanced with biotechnology will be approved, or that if approved and commercially introduced by the Company, it will generate any revenues for the Company or contribute to the Company's earnings.

CONCLUSION: WRONG MEANS TO RIGHT OBJECTIVE

     In conclusion, the Board of Directors concur with the objectives of the Shareholder Proposal -- thorough research, a careful risk/reward calculation, and disclosure to shareholders -- but disagrees with the shareholder's means to achieve those goals. By the time any products enhanced with biotechnology are commercialized by the Company, if ever, the information sought by the Shareholder Proposal concerning such products will already have been disseminated in the ordinary course of business. This information will permit the Board of Directors to make a final evaluation of whether to proceed to commercialization. Finally, the only Scotts product enhanced with biotechnology currently planned for regulatory review will not be submitted for regulatory review until next year. The regulatory review process is anticipated to take substantial time, making a reporting deadline of August 2003 as set out in the Shareholder Proposal unrealistic. For these reasons, your Board of Directors recommends a vote AGAINST the Shareholder Proposal.

VOTE REQUIRED

     Approval of the Shareholder Proposal requires the affirmative vote of a majority of the common shares present in person, or by proxy, at the Annual Meeting. Broker non-votes and abstentions will have the same effect as votes against the Shareholder Proposal.

                 SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Secretary of the Company no later than August 22, 2003, to be included in the Company's proxy, notice of meeting and proxy statement relating to that meeting. Upon receipt of a shareholder proposal, the Company will determine whether or not to include the proposal in the proxy materials in accordance with applicable rules and regulations promulgated by the SEC.

     The SEC has promulgated rules relating to the exercise of discretionary voting authority pursuant to proxies solicited by the Board of Directors. If a shareholder intends to present a proposal at the 2004 Annual Meeting of Shareholders and does not notify the Secretary of the Company of the proposal by November 5, 2003, the proxies solicited by the Board of Directors for use at the 2004 Annual Meeting may be voted on the proposal, without discussion of the proposal in the Company's proxy statement for that Annual Meeting.

     In each case, written notice must be given to the Company's Secretary, at the following address: The Scotts Company, 14111 Scottslawn Road, Marysville, Ohio 43041, Attn: Secretary.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors knows of no matter that will be presented for action at the Annual Meeting other than those discussed in this Proxy Statement. If any other matter requiring a vote of the shareholders properly comes before the Annual Meeting, the persons acting under the proxies solicited by the Board of Directors will vote and act according to their best judgments in light of the conditions then prevailing.

                           ANNUAL REPORT ON FORM 10-K

     Audited consolidated financial statements for the Company and its subsidiaries for the 2002 fiscal year are included in the Company's 2002 Financial Statements and Other Information booklet which is being delivered with this Proxy Statement. Additional copies of the Company's 2002 Financial Statements and Other Information booklet, the Company's 2002 Summary Annual Report and the Company's Annual Report on Form 10-K for the year ended September 30, 2002 (excluding exhibits, unless such exhibits have been specifically incorporated by reference therein) may be obtained, without charge, from the Company's Investor Relations Department at 14111 Scottslawn Road, Marysville, Ohio 43041. The Form 10-K is also on file with the SEC, Washington, D.C. 20549.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

     Only one copy of the Company's Proxy Statement, 2002 Summary Annual Report and 2002 Financial Statements and Other Information booklet is being delivered to multiple shareholders who share an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will promptly deliver, upon written or oral request, a separate copy of each of these documents to a shareholder at a shared address to which a single copy of the documents was delivered. A shareholder at a shared address may contact the Company by mail addressed to The Scotts Company, Investor Relations Department, 14111 Scottslawn Road, Marysville, Ohio 43041, or by phone at (937) 644-0011 to
(A) request additional copies of the Company's Proxy Statement, 2002 Summary Annual Report and 2002 Financial Statements and Other Information booklet, (B) notify the Company that such shareholder wishes to receive a separate annual report and proxy statement in the future or (C) request delivery of a single copy of annual reports and proxy statements in the future if shareholders at the shared address are currently receiving multiple copies.

                                          By Order of the Board of Directors,

                                          /s/ James Hagedorn
                                          JAMES HAGEDORN
                                          President and Chief Executive Officer

                                          /s/ Charles M. Berger
                                          CHARLES M. BERGER
                                          Chairman of the Board

                               THE SCOTTS COMPANY

                  2003 STOCK OPTION AND INCENTIVE EQUITY PLAN

                                 1.00  PURPOSE

     This Plan is intended to foster and promote the long-term financial success of the Company and to materially increase shareholder value [1] by providing Key Employees and Eligible Directors an opportunity to acquire an ownership interest in the Company, and [2] enabling the Company to attract and retain the services of outstanding Employees and Eligible Directors upon whose judgment, interest and special efforts the successful conduct of the Company's business is largely dependent.

                               2.00  DEFINITIONS

     When used in this Plan, the following terms have the meanings given to them in this section unless another meaning is expressly provided elsewhere in this document or clearly required by the context. When applying these definitions, the form of any term or word will include any of its other forms.

     2.01  ACT.  The Securities Exchange Act of 1934, as amended.

     2.02 AFFILIATED SAR. An SAR that is granted in conjunction with an Option and which is always deemed to have been exercised at the same time that the related Option is exercised. The deemed exercise of an Affiliated SAR will not reduce the number of shares of Stock subject to the related Option, except to the extent of the exercise of the related Option.

     2.03  ANNUAL MEETING.  The annual meeting of the Company's shareholders.

     2.04 ANNUAL RETAINER. The annual cash retainer and any other fees paid to each Eligible Director for service as a member of the Board and as a member of any Board committees.

     2.05 ANNUAL RETAINER DEFERRAL FORM. The form each Eligible Director must complete to defer all or a portion of his or her Annual Retainer.

     2.06 AWARD. Any Incentive Stock Option, Nonstatutory Stock Option, Performance Share, Performance Unit, Restricted Stock, Stock Appreciation Right and Stock Unit issued under the Plan. During any single Plan Year, no Participant may be granted SARs affecting more than 150,000 shares of Stock (adjusted as provided in Section 5.03) and Options affecting more than 150,000 shares of Stock (adjusted as provided in Section 5.03), including Options and SARs that are cancelled [or deemed to have been cancelled under Treas. Reg. sec.1.162-27(e)(2)(vi)(B)] during the Plan Year issued.

     2.07 AWARD AGREEMENT. The written agreement between the Company and each Participant that describes the terms and conditions of each Award.

     2.08 BENEFICIARY. The person a Member designates to receive (or exercise) any Plan benefits (or rights) that are unpaid (or unexercised) when he or she dies. A Beneficiary may be designated only by following the procedures described in Section 14.02; neither the Company nor the Committee is required to infer a Beneficiary from any other source.

     2.09  BOARD.  The Company's Board of Directors.

     2.10 CAUSE. Unless the Committee specifies otherwise in the Award Agreement, with respect to any Participant:

     [1] Willful failure to substantially perform his or her duties as an Employee (for reasons other than physical or mental illness) or director after reasonable notice to the Participant of that failure;

     [2] Misconduct that materially injures the Company or any Subsidiary;

     [3] Conviction of, or entering into a plea of nolo contendere to, a felony;
         or

     [4] Breach of any written covenant or agreement with the Company or any Subsidiary.

     2.11  CHANGE IN CONTROL.  The occurrence of any of the following events:

     [1] The members of the Board on the Effective Date ("Incumbent Directors") cease for any reason other than death to constitute at least a majority of the members of the Board, provided that any director whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the then Incumbent Directors also will be treated as an Incumbent Director; or

     [2] Any "person," including a "group" [as such terms are used in Act sec.sec.13(d) and 14(d)(2), but excluding the Company, any of its Subsidiaries, any employee benefit plan of the Company or any of its Subsidiaries or Hagedorn Partnership, L.P. or any party related to Hagedorn Partnership, L.P. as determined by the Committee] is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing more than 30 percent of the combined voting power of the Company's then outstanding securities; or

     [3] The adoption or authorization by the shareholders of the Company of a definitive agreement or a series of related agreements [A] for the merger or other business combination of the Company with or into another entity in which the shareholders of the Company immediately before the effective date of such merger or other business combination own less than 50 percent of the voting power in such entity; or [B] for the sale or other disposition of all or substantially all of the assets of the Company; or

     [4] The adoption by the shareholders of the Company of a plan relating to the liquidation or dissolution of the Company; or

     [5] For any reason, Hagedorn Partnership, L. P. or any party related to Hagedorn Partnership, L.P. as determined by the Committee becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing more than 49 percent of the combined voting power of the Company's then outstanding securities.

     2.12 CHANGE IN CONTROL PRICE. The highest price per share of Stock offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of events not related to a transfer of Stock, the highest Fair Market Value of a share of Stock on any of the 30 consecutive trading days ending on the last trading day before the Change in Control occurs.

     2.13 CODE. The Internal Revenue Code of 1986, as amended, and any regulations issued under the Code and any applicable regulations or rulings issued under the Code.

     2.14 COMMITTEE. The Board's Compensation and Organization Committee which also constitutes a "compensation committee" within the meaning of Treas. Reg. sec.1.162-27(c)(4). The Committee will be comprised of at least three persons [A]each of whom is [I] an outside director, as defined in Treas. Reg. sec.1.162-27(e)(3)(i) and [II] a "non-employee" director within the meaning of Rule 16b-3 under the Act and [B] none of whom may receive remuneration from the Company or any Subsidiary in any capacity other than as a director, except as permitted under Treas. Reg. sec.1.162-27(e)(3)(ii).

     2.15 COMPANY. The Scotts Company, an Ohio corporation, and any and all successors to it.

     2.16 DIRECTOR'S OPTION. A Nonstatutory Stock Option granted to an Eligible Director under Section 6.05.

     2.17  DISABILITY.  Unless the Committee specifies otherwise in the Award
Agreement:

     [1] With respect to any Award other than an Incentive Stock Option, the Participant's inability to perform his or her normal duties for a period of at least six months due to a physical or mental infirmity; or

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

     [2] With respect to an Incentive Stock Option, as defined in Code sec.22(e)(3).

     2.18 EFFECTIVE DATE. The date this Plan is approved by the Board or, if later, the first day of the 12-month period ending on the date the Plan is approved by the Company's shareholders.

     2.19 ELIGIBLE DIRECTOR. A person who, on an applicable Grant Date [1] is an elected member of the Board (or has been appointed to the Board to fill an unexpired term and will continue to serve at the expiration of that term only if elected by shareholders) and [2] is not an Employee. For purposes of applying this definition, an Eligible Director's status will be determined as of the Grant Date applicable to each affected Award.

     2.20 EMPLOYEE. Any person who, on an applicable Grant Date, is a common law employee of the Company or any Subsidiary. A worker who is classified as other than a common law employee but who is subsequently reclassified as a common law employee of the Company for any reason and on any basis will be treated as a common law employee only from the date of that determination and will not retroactively be reclassified as an Employee for any purpose of this Plan.

     2.21  EXERCISE PRICE.  The price at which a Member may exercise an Award.

     2.22 FAIR MARKET VALUE. The value of one share of Stock on any relevant date, determined under the following rules:

     [1] If the Stock is traded on an exchange, the reported "closing price" on the relevant date, if it is a trading day, otherwise on the next trading day;

     [2] If the Stock is traded over-the-counter with no reported closing price, the mean between the lowest bid and the highest asked prices on that quotation system on the relevant date if it is a trading day, otherwise on the next trading day; or

     [3] If neither Section 2.22[1] nor Section 2.22[2] applies, the fair market value as determined by the Committee in good faith.

     2.23 FREESTANDING SAR. An SAR that is not associated with an Option and is granted under Section 10.00.

     2.24  GRANT DATE.  The date an Award is granted to a Participant.

     2.25 KEY EMPLOYEE. Any Employee who, on any applicable Grant Date, is performing services the Committee concludes are essential to the Company's business success and to whom the Committee has granted an Award.

     2.26 MEMBER. Each Participant and Terminated Participant to whom an Award has been granted and which has not expired under the terms of the Award Agreement or as provided in Section 11.00.

     2.27 NONSTATUTORY STOCK OPTION. Any Option granted under Section 6.00 that is not an Incentive Stock Option.

     2.28 OPTION. The right granted under the Plan to purchase a share of Stock at a stated price for a specified period of time. An Option may be either [1] an Incentive Stock Option or [2] a Nonstatutory Stock Option.

     2.29 PARTICIPANT. Any Key Employee or Eligible Director who has not Terminated.

     2.30 PERFORMANCE GOAL. The conditions that must be met before a Key Employee will earn a Performance Share or Performance Unit.

     2.31 PERFORMANCE PERIOD. The period over which the Committee will determine if applicable Performance Goals have been met.

     2.32  PERFORMANCE SHARE.  An Award granted under Section 9.00.

     2.33  PERFORMANCE UNIT.  An Award granted under Section 9.00.

     2.34  PLAN.  The Scotts Company 2003 Stock Option and Incentive Equity
Plan.

     2.35  PLAN YEAR.  The Company's fiscal year.

     2.36  RESTRICTED STOCK.  An Award granted under Section 8.00.

     2.37 RESTRICTION PERIOD. The period over which the Committee will determine if a Key Employee has met conditions placed on Restricted Stock; provided such period will be at least three years.

     2.38 RETIREMENT. Unless, the Committee specifies otherwise in the Award Agreement, the date:

     [1] A Key Employee Terminates on or after the earlier of [A] reaching age 62 or [B] with the Committee's approval, reaching age 55 and completing at least 10 years of service as an Employee; or

     [2] An Eligible Director Terminates as a Board member after having been a Board member for at least one full term.

For purposes of applying this definition, a Participant's status will be determined as of the Grant Date applicable to each affected Award.

     2.39  STOCK.  A common share, without par value, issued by the Company.

     2.40  STOCK APPRECIATION RIGHT (OR "SAR").  An Award granted under Section
10.00 that is a Tandem SAR, an Affiliated SAR or a Freestanding SAR.

     2.41 STOCK UNIT. A right to receive payment of the Fair Market Value of a share of Stock as provided in Section 7.00.

     2.42 SUBSIDIARY. Any corporation, partnership or other form of unincorporated entity of which the Company owns, directly or indirectly, 50 percent or more of the total combined voting power of all classes of stock, if the entity is a corporation; or of the capital or profits interest, if the entity is a partnership or another form of unincorporated entity.

     2.43 TANDEM SAR. An SAR that is associated with an Option and which expires when that Option expires or is exercised, as described in Section 10.00.

     2.44 TERMINATION OR TERMINATED. Unless the Committee specifies otherwise in the Award Agreement, [1] cessation of the employee-employer relationship between a Key Employee and the Company and all Subsidiaries for any reason or [2] cessation of an Eligible Director's service on the Board for any reason.

                              3.00  PARTICIPATION

     3.01  KEY EMPLOYEES.

     [1] Consistent with the terms of the Plan and subject to Section 3.02, the Committee will:

        [A]  Decide which Key Employees may become Participants;

        [B]  Decide which Key Employees will be granted Awards; and

        [C] Specify the type of Award to be granted and the terms upon which an Award will be granted.

     [2]  The Committee may establish different terms and conditions:

        [A]  For each type of Award;

        [B]  For each Key Employee receiving the same type of Award; and

        [C] For the same Key Employees for each Award the Key Employee receives, whether or not those Awards are granted at different times.

     3.02 ELIGIBLE DIRECTORS. Each Eligible Director will [1] become a Participant on the date he or she becomes an Eligible Director and [2] receive the Awards described in Sections 6.05 and 7.00 without any further action by the Committee. However, as of the date an Award is made, the Committee will complete and deliver an Award Agreement to each affected Eligible Director describing the terms of the Award.

     3.03 CONDITIONS OF PARTICIPATION. Each Participant receiving an Award agrees:

     [1]  To sign an Award Agreement;

     [2]  To be bound by the terms of the Award Agreement and the Plan; and

     [3]  To comply with other conditions imposed by the Committee.

                              4.00  ADMINISTRATION

     4.01 COMMITTEE DUTIES. The Committee is responsible for administering the Plan and has all powers appropriate and necessary to that purpose. Consistent with the Plan's objectives, the Committee may adopt, amend and rescind rules and regulations relating to the Plan, to the extent appropriate to protect the Company's interests and has complete discretion to make all other decisions (including whether a Participant has incurred a Disability) necessary or advisable for the administration and interpretation of the Plan. Any action by the Committee will be final, binding and conclusive for all purposes and upon all persons.

     4.02 DELEGATION OF MINISTERIAL DUTIES. In its sole discretion, the Committee may delegate any ministerial duties associated with the Plan to any person (including employees) that it deems appropriate.

     4.03 AWARD AGREEMENT. At the time any Award is made, the Committee will prepare and deliver an Award Agreement to each affected Participant. The Award
Agreement:

     [1]  Will describe:

        [A]  The type of Award and when and how it may be exercised;

        [B]  The effect of exercising the Award; and

        [C]  Any Exercise Price associated with each Award.

     [2]  To the extent different from the terms of the Plan, will describe:

        [A]  Any conditions that must be met before the Award may be exercised;

       [B] Any objective restrictions placed on Restricted Stock, Performance
           Shares and Performance Units and any performance related conditions and Performance Goals that must be met before those restrictions will be released;

        [C]  When and how an Award may be exercised; and

        [D]  Any other applicable terms and conditions affecting the Award.

     4.04 RESTRICTION ON REPRICING. Regardless of any other provision of this Plan, neither the Company nor the Committee may "reprice" (as defined under rules issued by the exchange on which the Stock then is traded) any Option without the prior approval of the shareholders.

                          5.00  STOCK SUBJECT TO PLAN

     5.01 NUMBER OF SHARES OF STOCK. Subject to Section 5.03, the number of shares of Stock subject to Awards under the Plan may not be larger than 1,800,000 of which up to 300,000 may be issued as Restricted Stock. The shares of Stock to be delivered under the Plan may consist, in whole or in part, of treasury Stock or authorized but unissued Stock not reserved for any other purpose.

     5.02 CANCELLED, TERMINATED OR FORFEITED AWARDS. Any Stock subject to an Award that, for any reason, is cancelled, terminated or otherwise settled without the issuance of any Stock or cash may again be granted under the Plan. Any Performance Share or share of Restricted Stock that has been issued to a Participant under the Plan and is subsequently forfeited pursuant to the terms of the Plan or the applicable Award Agreement will be forfeited to and acquired by the Company as treasury Stock and may again be granted under the terms of the Plan.

     5.03 ADJUSTMENT IN CAPITALIZATION. If, after the Effective Date, there is a Stock dividend or Stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or other similar corporate change affecting Stock, the Committee will appropriately adjust [1] the number of Awards that may or will be issued to Participants during a Plan Year, [2] the aggregate number of shares of Stock available for Awards under
Section 5.01 or subject to outstanding Awards (as well as any share-based limits imposed under this Plan), [3] the respective Exercise Price, number of shares and other limitations applicable to outstanding or subsequently issued Awards and [4] any other factors, limits or terms affecting any outstanding or subsequently issued Awards.

                                 6.00  OPTIONS

     6.01 GRANT OF OPTIONS. The Committee may grant Options to Key Employees at any time during the term of this Plan. Options may be either [1] Incentive Stock Options or [2] Nonstatutory Stock Options.

     6.02 OPTION PRICE. Each Option will bear the Exercise Price the Committee specifies in the Award Agreement. However, in the case of an Incentive Stock Option, the Exercise Price [1] will not be less than the Fair Market Value of a share of Stock on the Grant Date and [2] will be at least 110 percent of the Fair Market Value of a share of Stock on the Grant Date with respect to any Incentive Stock Options issued to a Key Employee who, on the Grant Date, owns [AS DEFINED IN CODE SEC.424(D)] Stock possessing more than 10 percent of the total combined voting power of all classes of Stock.

     6.03 EXERCISE OF OPTIONS. Subject to Section 11.00 and any other restrictions and conditions specified in the Award Agreement and unless the Committee specifies otherwise in the Award Agreement, Options will be exercisable according to the following schedule:

 NUMBER OF
FULL YEARS
 BEGINNING    CUMULATIVE
   AFTER      PERCENTAGE
GRANT DATE      VESTED
-----------   -----------
Less than 3     0 percent
  3 or more   100 percent

However:

    [1] Any Option to purchase a fraction of a share of Stock will be liquidated as of the date it arises and the Participant will be given cash equal to Fair Market Value multiplied by the fractional share.

    [2] Unless the Committee specifies otherwise in the Award Agreement, no Key
        Employee may exercise Options for fewer than the smaller of:

        [A] 100 shares of Stock; or

        [B] The full number of shares of Stock for which Options are then exercisable.

    [3] No Option may be exercised more than ten years after it is granted (five years in respect of an Incentive Stock Option, if the Key Employee owns [AS DEFINED IN CODE SEC.424(d)] Stock possessing more than 10 percent of total combined voting power of all classes of Stock on the Grant Date).

     6.04 INCENTIVE STOCK OPTIONS. Notwithstanding anything in the Plan to the contrary:

    [1] No provision of this Plan relating to Incentive Stock Options will be interpreted, amended or altered, nor will any discretion or authority granted under the Plan be exercised, in a manner that is inconsistent with Code sec.422 or, without the consent of any affected Member, to cause any Incentive Stock Option to fail to qualify for the federal income tax treatment afforded under Code sec.421;

    [2] The aggregate Fair Market Value of the Stock (determined as of the Grant
        Date) with respect to which Incentive Stock Options are exercisable for the first time by any Member during any calendar year (under all option plans of the Company and all Subsidiaries of the Company) will not exceed $100,000 [or other amount specified in Code sec.422(d)]; and

    [3] No Incentive Stock Option will be granted to any person who is not a Key
        Employee on the Grant Date.

     6.05  DIRECTOR OPTIONS.

    [1] On the first business day after each Annual Meeting, each Eligible
        Director will be issued Director Options to purchase [A] 5,000 shares of Stock plus [B] 500 shares of Stock, multiplied by the number of Board committees of which he or she is then a member, plus [C] 1,000 shares of Stock, multiplied by the number of Board committees of which he or she is then chairperson. The Director Options issued under this section will be reduced (but not below zero) by any options issued for the same purpose under any other Company equity plan or program.

    [2] Subject to Section 6.05[3], each Director Option may be exercised [A] no earlier than six months after the Grant Date and [B] no later than the earlier of [I] ten years after the Grant Date, or [II] one year after the Eligible Director Terminates (five years if Termination is because of Retirement).

     [3] However:

        [A] Any Director Option to purchase a fraction of a share of Stock will be liquidated as of the date it arises and the Participant will be given cash equal to Fair Market Value multiplied by the fractional share;

        [B] Unless the Committee specifies otherwise in the Award Agreement, no Eligible Director may exercise Director Options for fewer than the smaller of:

              [I] 100 shares of Stock; or

              [II] The full number of shares of Stock for which Director Options are then exercisable.

     6.06 PAYMENT FOR OPTIONS. Unless the Committee specifies otherwise in the Award Agreement, the Exercise Price associated with each Option must be paid in cash. However, the Committee may, in its discretion, develop, and extend to some or all Members, procedures through which Members may pay an Option's Exercise Price, including allowing a Member to tender Stock he or she already has owned for at least six months before the exercise date, either by actual delivery of the previously owned Stock or by attestation, valued at its Fair Market Value on the exercise date, as partial or full payment of the Exercise Price.

     6.07 TRANSFERABILITY OF STOCK. Unless the Committee specifies otherwise in the Award Agreement, Stock acquired through an Option will be transferable, subject to applicable federal securities laws, the requirements of any national securities exchange or system on which shares of Stock are then listed or traded or any blue sky or state securities laws.

                               7.00  STOCK UNITS

     7.01 GRANTING STOCK UNITS. Each Eligible Director may elect to receive all or a portion of his or her Annual Retainer in cash or Stock Units by returning to the Committee an Annual Retainer Deferral Form specifying:

    [1] The portion (stated in 25 percent increments) of the Annual Retainer to be converted to Stock Units;

    [2] The date Stock Units are to be settled;

    [3] Whether Stock Units are to be settled in cash or Stock; and

    [4] The period (which may not be longer than 10 years) over which the value of Stock Units is to be distributed.

     If a completed Annual Retainer Deferral Form is not received at least two weeks before the Annual Meeting for which the Annual Retainer is to be paid, the Eligible Director's Annual Retainer will be paid in cash through the Company's regular procedures for paying Annual Retainers. Each Eligible Director that has effectively elected to receive Stock Units in lieu of all or a portion of his or her Annual Retainer will receive a number of Stock Units calculated by dividing the dollar amount of Annual Retainer to be received in Stock Units by the Fair Market Value of a share of Stock on the first trading day following the date of the Annual Meeting for which the deferred value of the Annual Retainer otherwise would have been paid and rounded to the next highest whole share of Stock.

     7.02  SETTLING STOCK UNITS.

     [1] All Stock Units will be settled as of:

         [A]  The date the Eligible Director ceases to be a member of the Board;
         or

         [B] The date the Eligible Director specifies on an Annual Retainer Deferral Form.

     [2] If Stock Units are to be settled in cash, the amount distributed will be calculated by multiplying the number of Stock Units to be settled in cash by Fair Market Value.

     [3] If Stock Units are to be settled in shares of Stock, the number of shares distributed will equal the whole number of Stock Units to be settled in Stock, with the Fair Market Value of any fractional share of Stock distributed in cash.

     [4] If an Eligible Director dies before all of his or her Stock Units have been settled, the value of any unpaid Stock Units will be paid in a lump sum in cash to his or her Beneficiary.

     7.03 CHANGE TO ELECTION. Once filed, elections made on an Annual Retainer Deferral Form will remain in effect until changed. Any change to an earlier election must be made by completing and returning another completed Annual Retainer Deferral Form to the Committee:

     [1] If the change relates to the portion of the Annual Retainer to be deferred, no later than two weeks before the date of the Annual Meeting for which the affected Annual Retainer otherwise would be paid;

     [2] If the change relates to the time Stock Units are to be settled, no later than 12 months before the previously established settlement date relating to the affected Stock Units; or

     [3] If the change relates to the form in which Stock Units are to be settled, no later than 12 months before the settlement date relating to the affected Stock Units.

                             8.00  RESTRICTED STOCK

     8.01 RESTRICTED STOCK GRANTS. The Committee may grant Restricted Stock to Key Employees at any time during the term of this Plan.

     8.02 TRANSFERABILITY. Shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Restriction Period. Restricted Stock normally will be held by the Company as escrow agent during the Restriction Period and will be distributed as described in Section 8.03. However, at any time during the Restriction Period, the Committee may, in its sole discretion, issue the Restricted Stock to the Key Employee in the form of certificates containing a legend describing restrictions imposed on the Restricted Stock.

     8.03  REMOVAL OF RESTRICTIONS.  Shares of Restricted Stock will be:

     [1] Forfeited, if all restrictions have not been met at the end of the Restriction Period, and again become available to be granted under the Plan; or

     [2] Released from escrow and distributed to the affected Key Employee (or any restrictions imposed on the distributed certificate removed) as soon as practicable after the last day of the Restriction Period, if all restrictions have then been met.

     8.04  RIGHTS ASSOCIATED WITH RESTRICTED STOCK.  During the Restriction
Period:

     [1] Key Employees may exercise full voting rights associated with their Restricted Stock; and

     [2] All dividends and other distributions paid with respect to any Restricted Stock will be held by the Company as escrow agent during the Restriction Period. At the end of the Restriction Period, these dividends will be distributed to the Key Employee or forfeited as provided in Section 8.03. No interest or other accretion will be credited with respect to any dividends held in this escrow account. If any dividends or other distributions are paid in shares of Stock, those shares will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were issued.

                 9.00  PERFORMANCE SHARES AND PERFORMANCE UNITS

     9.01 PERFORMANCE SHARES AND PERFORMANCE UNIT GRANTS. The Committee may grant Performance Shares or Performance Units to Key Employees at any time during the term of this Plan.

     9.02  PERFORMANCE CRITERIA.

     [1] For each Performance Period, the Committee will establish the Performance Goal that will be applied to determine the Performance Shares or Performance Units that will be distributed at the end of the Performance Period.

     [2] In establishing each Participant's Performance Goal, the Committee will consider the relevance of each Participant's assigned duties and responsibilities to factors that preserve and increase the Company's value. These factors will include:

        [A]   Increasing sales;

        [B]  Developing new products and lines of revenue;

        [C]   Reducing operating expenses;

        [D]  Increasing customer satisfaction;

        [E] Developing new markets and increasing the Company's share of existing markets;

        [F]   Meeting completion schedules;

        [G]  Increasing standardized pricing;

        [H] Developing and managing relationships with regulatory and other governmental agencies;

        [I]   Managing cash;

        [J]   Managing claims against the Company, including litigation;

        [K]  Identifying and completing strategic acquisitions; and

        [L]   Increasing the Company's book value.

     [3]  The Committee will make appropriate adjustments to reflect:

        [A] The effect on any Performance Goal of any Stock dividend or Stock split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares or similar corporate change. This adjustment to the Performance Goal will be made [I] to the extent the Performance Goal is based on Stock, [II] as of the effective date of the event and [III] for the Performance Period in which the event occurs. Also, the Committee will make a similar adjustment to any portion of a Performance Goal that is not based on Stock but which is affected by an event having an effect similar to those just described.

        [B] A substantive change in a Participant's job description or assigned duties and responsibilities.

     [4] Performance Goals will be established and communicated to each affected Participant in an Award Agreement no later than the earlier of:

        [A]  90 days after the beginning of the applicable Performance Period;
             or

        [B]  The expiration of 25 percent of the applicable Performance Period.

     9.03 EARNING PERFORMANCE SHARES AND PERFORMANCE UNITS. As of the end of each Performance Period, the Committee will certify to the Board the extent to which each Participant has or has not met his or her Performance Goal. Performance Shares or Performance Units will be:

     [1] Forfeited, to the extent that Performance Goals have not been met at the end of the Performance Period, and again become available to be granted under the Plan; or

     [2] Valued and distributed, in a single lump sum, to Key Employees, in the form of cash, Stock or a combination of both (as determined by the Committee) as soon as practicable after the last day of the Performance Period, to the extent that related Performance Goals have been met.

     9.04  RIGHTS ASSOCIATED WITH PERFORMANCE SHARES AND PERFORMANCE
UNITS. During the Performance Period, and unless the Award Agreement provides otherwise:

     [1] Key Employees may exercise full voting rights associated with their Performance Shares or Performance Units; and

     [2] All dividends and other distributions paid with respect to any Performance Shares or Performance Units will be held by the Company as escrow agent during the Performance Period. At the end of the Performance Period, these dividends will be distributed to the Key Employee or forfeited as provided in Section 9.03. No interest or other accretion will be credited with respect to any dividends held in this escrow account. If any dividends or other distributions are paid in shares of Stock, those shares will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were issued.

                        10.00  STOCK APPRECIATION RIGHTS

     10.01 SAR GRANTS. Subject to the terms of the Plan, the Committee may grant Affiliated SARs, Freestanding SARs and Tandem SARs (or a combination of each) to Key Employees at any time during the term of this Plan.

     10.02 EXERCISE PRICE. Unless the Committee specifies otherwise in the Award Agreement, the Exercise Price specified in the Award Agreement will:

     [1] In the case of an Affiliated SAR, not be less than 100 percent of the Fair Market Value of a share of Stock on the Grant Date;

     [2] In the case of a Freestanding SAR, not be less than 100 percent of the Fair Market Value of a share of Stock on the Grant Date; and

     [3] In the case of a Tandem SAR, not be less than the Exercise Price of the related Option.

     10.03 EXERCISE OF AFFILIATED SARS. Affiliated SARs will be deemed to be exercised on the date the related Option is exercised. However:

     [1] An Affiliated SAR will expire no later than the date the related Option expires;

     [2] The value of the payout with respect to the Affiliated SAR will not be more than the Exercise Price of the related Option; and

     [3] An Affiliated SAR may be exercised only if the Fair Market Value of the shares of Stock subject to the related Option is larger than the Exercise Price of the related Option.

     10.04 EXERCISE OF FREESTANDING SARS. Freestanding SARs will be exercisable subject to the terms specified in the Award Agreement.

     10.05 EXERCISE OF TANDEM SARS. Tandem SARs may be exercised with respect to all or part of the shares of Stock subject to the related Option by surrendering the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the shares of Stock for which its related Option is then exercisable. However:

     [1] A Tandem SAR will expire no later than the date the related Option expires;

     [2] The value of the payout with respect to the Tandem SAR will not be more than 100 percent of the difference between the Exercise Price of the related Option and the Fair Market Value of a share of Stock subject to the related Option at the time the Tandem SAR is exercised; and

     [3] A Tandem SAR may be exercised only if the Fair Market Value of a share of Stock subject to the Option is larger than the Exercise Price of the related Option.

     10.06  SETTLING SARS.

     [1] A Member exercising a Tandem SAR or a Freestanding SAR will receive an amount equal to:

        [A] The difference between the Fair Market Value of a share of Stock on the exercise date and the Exercise Price; multiplied by

        [B] The number of shares of Stock with respect to which the Tandem SAR or Freestanding SAR is exercised.

     [2] A Member will not receive any cash or other amount when exercising an Affiliated SAR. Instead, the value of the Affiliated SAR being exercised will be applied to reduce (but not below zero) the Exercise Price of the related Option.

     At the discretion of the Committee, the value of any Tandem SAR or Freestanding SAR being exercised will be settled in cash, shares of Stock or any combination of both.

                           11.00  TERMINATION/BUY OUT

     11.01 RETIREMENT. Unless otherwise specified in the Award Agreement, all Awards that are outstanding (whether or not then exercisable) when a Participant Retires may be exercised at any time before the earlier of [1] the expiration date specified in the Award Agreement or [2] 60 months (three months in the case of Incentive Stock Options) beginning on the Retirement date (or any shorter period specified in the Award Agreement).

     11.02 DEATH OR DISABILITY. Unless otherwise specified in the Award Agreement, all Awards that are outstanding (whether or not then exercisable) when a Participant Terminates because of death or Disability may be exercised by the Participant or the Participant's Beneficiary at any time before the earlier of [1] the expiration date specified in the Award Agreement or [2] 60 months (12 months in the case of an Incentive Stock Option) beginning on the date of death or Termination because of Disability (or any shorter period specified in the Award Agreement).

     11.03 TERMINATION FOR CAUSE. Unless otherwise specified in the Award Agreement, all Awards that are outstanding (whether or not then exercisable) if a Participant Terminates for Cause will be forfeited.

     11.04 TERMINATION FOR ANY OTHER REASON. Unless otherwise specified in the Award Agreement or subsequently, any Awards that are outstanding when an Employee Participant Terminates for any reason not described in Sections 11.01 through 11.03 and which are then exercisable, or which the Committee has, in its sole discretion, decided to make exercisable, may be exercised at any time before the earlier of [1] the expiration date specified in the Award Agreement or [2] 90 days beginning on the date the Employee Participant Terminates.

     11.05 LIMITS ON EXERCISABILITY/FORFEITURE OF EXERCISED AWARDS. Regardless of any other provision of this section or the Plan and unless the Committee specifies otherwise in the Award Agreement, a Member who fails to comply with Sections 11.05[3] through [9] will:

     [1] Forfeit all outstanding Awards; and

     [2] Forfeit all shares of Stock or cash (including dividends held in escrow under Sections 8.04[2] and 9.04[2] acquired or received by the exercise of any Award, lapse of any restrictions or attainment of any Performance Goals on the date of Termination or within 180 days before and 730 days after Terminating, including any amounts received under a "buy out" as described in Section 11.06 but excluding amounts received as a consequence of a Change in Control as described in Section 12.00.

     The forfeiture described in Sections 11.05[1] and [2] will apply if the
Member:

     [3] Without the Committee's written consent, which may be withheld for any reason or for no reason, serves (or agrees to serve) as an officer, director, consultant or employee of any proprietorship, partnership or corporation or becomes the owner of a business or a member of a partnership that competes with any portion of the Company's (or a Subsidiary's) business with which the Member has been involved anytime within five years before Termination or renders any service (including, without limitation, advertising or business consulting) to entities that compete with any portion of the Company's (or a Subsidiary's) business with which the Member has been involved anytime within five years before Termination;

     [4] Refuses or fails to consult with, supply information to or otherwise cooperate with the Company after having been requested to do so;

     [5] Deliberately engages in any action that the Committee concludes has caused substantial harm to the interests of the Company or any Subsidiary;

     [6] Without the Committee's written consent, which may be withheld for any reason or for no reason, on his or her own behalf or on behalf of any other person, partnership, association, corporation or other entity, solicits or in any manner attempts to influence or induce any employee of the Company or a Subsidiary to leave the Company's or Subsidiary's employment or uses or discloses to any person, partnership, association, corporation or other entity any information obtained while an employee or director of the Company or any Subsidiary concerning the names and addresses of the Company's and any Subsidiaries' employees;

     [7] Without the Committee's written consent, which may be withheld for any reason or for no reason, discloses confidential and proprietary information relating to the Company's and its Subsidiaries' business affairs ("Trade Secrets"), including technical information, product information and formulae, processes, business and marketing plans, strategies, customer information and other information concerning the Company's and Subsidiaries' products, promotions, development, financing, expansion plans, business policies and practices, salaries and benefits and other forms of information considered by the Company to be proprietary and confidential and in the nature of Trade Secrets;

     [8] Fails to return all property (other than personal property), including keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data, formulae or any other tangible property or document and any and all copies, duplicates or reproductions that have been produced by, received by or otherwise been submitted to the Member in the course of his or her service with the Company or a Subsidiary; or

     [9] Engaged in conduct that the Committee reasonably concludes would have given rise to a Termination for Cause had it been discovered before the Participant Terminated.

     11.06 BUY OUT OF AWARDS. At any time before a Change in Control or the commencement of activity that may reasonably be expected to result in a Change in Control, the Committee, in its sole discretion and without the consent of the affected Member, may cancel any or all outstanding Awards held by that Member, whether or not exercisable, by providing to that Member written notice ("Buy Out Notice") of its intention to exercise the rights reserved in this section. If a Buy Out Notice is given, in the case of an Option, the Company also will pay to each affected Participant the difference between [1] the Fair Market Value of the Stock underlying each exercisable Option (or portion of an Option) to be cancelled and [2] the Exercise Price associated with each exercisable Option to be cancelled. With respect to any Award other than an Option, the Company will pay to each affected Participant the Fair Market Value of the Stock subject to the Award. However, unless otherwise specified in the Award Agreement, no payment will be made with respect to any Awards that are not exercisable when cancelled under this section. The Company will complete any buy out made under this section as soon as administratively possible after the date of the Buy Out Notice. At the Committee's option, payment of the buy out amount may be made in cash, in whole shares of Stock or partly in cash and partly in shares of Stock. The number of whole shares of Stock, if any, included in the buy out amount will be determined by dividing the amount of the payment to be made in shares of Stock by the Fair Market Value as of the date of the Buy Out Notice.

                            12.00  CHANGE IN CONTROL

     12.01 ACCELERATED VESTING AND SETTLEMENT. Subject to Section 12.02, on the date of any Change in Control:

     [1] [A] Each Option (other than Directors' Options) outstanding on the date of a Change in Control (whether or not exercisable) will be cancelled in exchange [I] for cash equal to the excess of the Change in Control Price over the Exercise Price associated with the cancelled Option or, [II] at the Committee's discretion, for whole shares of Stock with a Fair Market Value equal to the excess of the Change in Control Price over the Exercise Price associated with the cancelled Option and the Fair Market Value of any fractional share of Stock will be distributed in cash, and [B] all related Affiliated and Tandem SARs will be cancelled. However, the Committee, in its sole discretion, may offer the holders of the Options to be cancelled a reasonable opportunity (not longer than 15 days beginning on the date of the Change in Control) to exercise all their outstanding Options (whether or not otherwise then exercisable) by following the exercise procedures described in Section 6.00;

     [2] All Performance Goals associated with Performance Shares or Performance
         Units will be deemed to have been met on the date of the Change in Control, all Performance Periods accelerated to the date of the Change in Control and all outstanding Performance Shares and Performance Units (including those subject to the acceleration described in this subsection) will be distributed in a single lump sum cash payment; and

     [3] All Freestanding SARs will be deemed to be exercisable and will be liquidated in a single lump sum cash payment.

     12.02 ALTERNATIVE AWARDS. Section 12.01 will not apply to the extent that the Committee reasonably concludes in good faith before the Change in Control occurs that Awards will be honored or assumed or new rights substituted for the Award (collectively "Alternative Awards") by the Key Employee's employer (or the parent or a subsidiary of that employer) immediately after the Change in Control, provided that any Alternative Award must:

     [1] Be based on stock that is (or, within 60 days of the Change in Control, will be) traded on an established securities market;

     [2] Provide the Key Employee (or each Key Employee in a class of Key Employees) rights and entitlements substantially equivalent to or better than the rights, terms and conditions of each Award for which it is substituted, including an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

     [3] Have substantially equivalent economic value to the Award (determined at the time of the Change in Control) for which it is substituted; and

     [4] Provide that, if the Key Employee's employment is involuntarily Terminated without Cause or constructively Terminated by the Key Employee, any conditions on the Key Employee's rights under, or any restrictions on transfer or exercisability applicable to, each Alternative Award will be waived or lapse.

     For purposes of this section, a constructive Termination means a Termination by a Key Employee following a material reduction in the Key Employee's compensation or job responsibilities (when compared to the Key Employee's compensation and job responsibilities on the date of the Change in Control) or the relocation of the Key Employee's principal place of employment to a location at least 50 miles from his or her principal place of employment on the date of the Change in Control (or other location to which the Key Employee has been reassigned with his or her written consent), in each case without the Key Employee's written consent.

     12.03 DIRECTORS' OPTIONS AND STOCK UNITS. Upon a Change in Control, each outstanding:

     [1] Director Options will be cancelled unless [A] the Stock continues to be traded on an established securities market after the Change in Control or [B] the Eligible Director continues to be a Board member after the Change in Control. In the situations just described, the Director Option will be unaffected by a Change in Control. Any Director Option to be cancelled under the next preceding sentence will be exchanged [C] for cash equal to the excess of the Change in Control Price over the Exercise Price associated with the cancelled Director Option or, [D] at the Committee's discretion, for whole shares of Stock with a Fair Market Value equal to the excess of the Change in Control Price over the Exercise Price associated with the cancelled Director Option and the Fair Market Value of any fractional share of Stock will be distributed in cash. However, the Committee, in its sole discretion, may offer the holders of the Director Options to be cancelled a reasonable opportunity (not longer than 15 days beginning on the date of the Change in Control) to exercise all their outstanding Director Options (whether or not otherwise then exercisable) by following the exercise procedures described in Section 6.00.

     [2] Stock Units will be settled for a lump sum cash payment equal to the Change in Control Price.

             13.00  AMENDMENT, MODIFICATION AND TERMINATION OF PLAN

     The Board or the Committee may terminate, suspend or amend the Plan at any time without shareholder approval except to the extent that shareholder approval is required to satisfy applicable requirements imposed by [1] Rule 16b-3 under the Act, or any successor rule or regulation, [2] applicable requirements of the Code or [3] any securities exchange, market or other quotation system on or through on which the Company's securities are listed or traded. Also, no Plan amendment may [4] result in the loss of a Committee member's status as a "non-employee director" as defined in Rule 16b-3 under the Act, or any successor rule or regulation, with respect to any employee benefit plan of the Company, [5] cause the Plan to fail to meet requirements imposed by Rule 16b-3 or [6] without the consent of the affected Member adversely affect any Award issued before the amendment, modification or termination. However, nothing in this section will restrict the Committee's right to exercise the discretion retained in Section 11.06.

                              14.00  MISCELLANEOUS

     14.01  ASSIGNABILITY/DEFERRAL OF GAIN.

     [1] Except as described in this section and section 14.01[2], an Award may not be transferred except by will or the laws of descent and distribution and, during the Member's lifetime, may be exercised only by the Member, the Member's guardian or legal representative. However, with the permission of the Committee, a Member or a specified group of Members may transfer Awards (other than Incentive Stock Options) to a revocable inter vivos trust, of which the Member is the settlor, or may transfer Awards (other than an Incentive Stock Option) to any member of the Member's immediate family, any trust, whether revocable or irrevocable, established solely for the benefit of the Member's immediate family, any partnership or limited liability company whose only partners or members are members of the Member's immediate family or an organization described in Code sec.501(c)(3) ("Permissible Transferees"). Any Award transferred to a Permissible Transferee will continue to be subject to all of the terms and conditions that applied to the Award before the transfer and to any other rules prescribed by the Committee. A Permissible Transferee [other than an organization described in Code sec.501(c)(3)] may not retransfer an Award except by will or the laws of descent and distribution and then only to another Permissible Transferee.

     [2] Subject to rules, procedures and limitations adopted by the Committee, a Key Employee who is an Employee on the exercise date (but not a Beneficiary or a Permissible Transferee as defined in Section 14.01[1]) may elect to defer the gain associated with the exercise of an Award (other than an Incentive Stock Option) into and subject to the terms of any nonqualified deferred compensation program [A] maintained by the Company or any Subsidiary and [B] designated by the Committee. Any gain attributable to a Nonstatutory Stock Option to be deferred under this section will be credited to a Stock fund established under the nonqualified deferred compensation plan, will subsequently be valued solely with reference to the Fair Market Value of Stock and will be distributed in the form of Stock. Any gain attributable to an Award (other than a Nonstatutory Stock Option) to be deferred under this section will be credited to an investment fund established under the nonqualified deferred compensation plan as directed by the deferring Participant and will be distributed in any form permitted by that nonqualified deferred compensation plan.

     14.02 BENEFICIARY DESIGNATION. Each Member may name a Beneficiary or Beneficiaries (who may be named contingently or successively) to receive or to exercise any vested Award that is unpaid or unexercised at the Member's death. Each designation made will revoke all prior designations made by the same Member, must be made on a form prescribed by the Committee and will be effective only when filed in writing with the Committee. If a Member has not made an effective Beneficiary designation, the deceased Member's Beneficiary will be his or her surviving spouse or, if none, the deceased Member's estate. The identity of a Member's designated Beneficiary will be based only on the information included in the latest beneficiary designation form completed by the Member and will not be inferred from any other evidence.

     14.03 NO GUARANTEE OF EMPLOYMENT OR PARTICIPATION. Nothing in the Plan may be construed as:

     [1] Interfering with or limiting the right of the Company or any Subsidiary to Terminate any Key Employee's employment at any time;

     [2] Conferring on any Participant any right to continue as an Employee or director of the Company or any Subsidiary;

     [3]  Guaranteeing that any Employee will be selected to be a Key Employee;
     or

     [4]  Guaranteeing that any Member will receive any future Awards.

     14.04  TAX WITHHOLDING.

     [1] The Company will withhold from other amounts owed to the Member, or require a Member to remit to the Company, an amount sufficient to satisfy federal, state and local withholding tax requirements on any Award, exercise or cancellation of an Award or purchase of Stock. If these amounts are not to be withheld from other payments due to the Member (or if there are no other payments due to the Member), the Company will defer payment of cash or issuance of shares of Stock until the earlier of:

         [A]  Thirty days after the settlement date; or

         [B]  The date the Member remits the required amount.

     [2] If the Member has not remitted the required amount within 30 days after the settlement date, the Company will permanently withhold from the value of the Awards to be distributed the minimum amount required to be withheld to comply with applicable federal, state and local income, wage and employment taxes and distribute the balance to the Member.

     [3] In its sole discretion, which may be withheld for any reason or for no reason, the Committee may permit a Member to elect, subject to conditions the Committee establishes, to reimburse the Company for this tax withholding obligation through one or more of the following methods:

         [A] By having shares of Stock otherwise issuable under the Plan withheld by the Company (but only to the extent of the minimum amount that must be withheld to comply with applicable state, federal and local income, employment and wage tax laws);

         [B] By delivering to the Company previously acquired shares of Stock that the Member has owned for at least six months;

         [C]  By remitting cash to the Company; or

         [D]  By remitting a personal check immediately payable to the Company.

     14.05 INDEMNIFICATION. Each individual who is or was a member of the Committee or of the Board will be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be made a party or in which he or she may be involved by reason of any action taken or failure to take action under the Plan as a Committee member and against and from any and all amounts paid, with the Company's approval, by him or her in settlement of any matter related to or arising from the Plan as a Committee member or paid by him or her in satisfaction of any judgment in any action, suit or proceeding relating to or arising from the Plan against him or her as a Committee member, but only if he or she gives the Company an opportunity, at its own expense, to handle and defend the matter before he or she undertakes to handle and defend it in his or her own behalf. The right of indemnification described in this section is not exclusive and is independent of any other rights of indemnification to which the individual may be entitled under the Company's organizational documents, by contract, as a matter of law or otherwise. The foregoing right of indemnification is not exclusive and is independent of any other rights of indemnification to which the person may be entitled under the Company's organizational documents, by contract, as a matter of law or otherwise.

     14.06 NO LIMITATION ON COMPENSATION. Nothing in the Plan is to be construed to limit the right of the Company to establish other plans or to pay compensation to its employees or directors, in cash or property, in a manner not expressly authorized under the Plan.

     14.07 INTERNATIONAL EMPLOYEES. To provide the same motivation to materially increase shareholder value and to enable the Company to attract and retain the services of outstanding managers at its international locations, the Company will adopt incentives for its foreign locations that provide, as closely as possible, the same motivational effect as Awards provided to domestic Participants. Also, the Committee may grant Awards to Employees who are subject to the tax laws of nations other than the United States under terms and conditions that differ from other Awards granted under the Plan but which are required to comply with applicable foreign tax laws.

     14.08 REQUIREMENTS OF LAW. The grant of Awards and the issuance of shares of Stock will be subject to all applicable laws, rules and regulations and to all required approvals of any governmental agencies or national securities exchange, market or other quotation system. Also, no shares of Stock will be issued under the Plan unless the Company is satisfied that the issuance of those shares of Stock will comply with applicable federal and state securities laws. Certificates for shares of Stock delivered under the Plan may be subject to any stock transfer orders and other restrictions that the Committee believes to be advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or other recognized market or quotation system upon which the Stock is then listed or traded, or any other applicable federal or state securities law. The Committee may cause a legend or legends to be placed on any certificates issued under the Plan to make appropriate reference to restrictions within the scope of this section.

     14.09 TERM OF PLAN. The Plan will be effective upon its adoption by the Board and approval by the affirmative vote of the holders of a majority of the shares of voting stock present in person or represented by proxy at the first Annual Meeting occurring after the Board approves the Plan. Subject to Section 13.00, the Plan will continue until the tenth anniversary of the date it is adopted by the Board or approved by the Company's shareholders, whichever is earliest.

     14.10 GOVERNING LAW. The Plan, and all agreements hereunder, will be construed in accordance with and governed by the laws (other than laws governing conflicts of laws) of the State of Ohio.

     14.11 NO IMPACT ON BENEFITS. Plan Awards are incentives designed to promote the objectives described in Section 1.00. Also, Awards are not compensation for purposes of calculating a Member's rights under any employee benefit plan.

                               THE SCOTTS COMPANY

                      2003 ANNUAL MEETING OF SHAREHOLDERS

                           The Berger Learning Center
                             14111 Scottslawn Road
                             Marysville, Ohio 43041
                                  937-644-0011
                                Fax 937-644-7568

                   JANUARY 30, 2003 AT 10:00 A.M., LOCAL TIME

                            [MAP TO ANNUAL MEETING]

                                   DIRECTIONS

From Port Columbus to The Scotts Company North American Headquarters, The Berger Learning Center.

Leaving Port Columbus, follow signs to I-270 North. Take I-270 around the city to Dublin. Exit Route 33 to Marysville (northwest) and continue approximately 15 miles.

Take the Scottslawn Road exit. Make a left and cross over highway. The Scotts Company North American Headquarters -- Horace Hagedorn Building is the first left. Follow signs for entry into The Berger Learning Center.

                               THE SCOTTS COMPANY
                          1992 LONG TERM INCENTIVE PLAN
                   (REFLECTS AMENDMENTS THROUGH JANUARY, 2003)

                               THE SCOTTS COMPANY
                          1992 LONG TERM INCENTIVE PLAN
                   (REFLECTS AMENDMENTS THROUGH JANUARY, 2003)


                                   SECTION 1.

                                     PURPOSE

            The purpose of the Plan is to foster and promote the long-term financial success of the Company and materially increase shareholder value by
(a) motivating superior performance by means of performance-related incentives,
(b) encouraging and providing for the acquisition of an ownership interest in the Company by Employees and Eligible Directors, and (c) enabling the Company to attract and retain the services of an outstanding Board and management team upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent.

                                   SECTION 2.

                                   DEFINITIONS

            2.1. Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:

            (a) "Act" means the Securities Exchange Act of 1934, as amended.

            (b) "Award" means any Option, Stock Appreciation Right, Performance Share or any combination thereof, including Awards combining two or more types of Awards in a single grant.

            (c) "Board" means the Board of Directors of the Company.

            (d) "Cause" means (i) the willful failure by the Participant to perform substantially his duties as an Employee of the Company (other than due to physical or mental illness) after reasonable notice to the Participant of such failure, (ii) the Participant's engaging in serious misconduct that is injurious to the Company or any Subsidiary, (iii) the Participant's having been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony or (iv) the breach by the Participant of any written covenant or agreement with the Company or any Subsidiary not to disclose any information pertaining to the Company or any Subsidiary or not to compete or interfere with the Company or any Subsidiary.

            (e) "Change in Control" means the occurrence of any of the following events:

                  (i) the members of the Board ("Incumbent Directors") cease for any reason other than death to constitute at least a majority of the members of the Board, provided that any director whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the then Incumbent Directors also will be treated as an Incumbent Director; or

                  (ii) any "person," including a "group" [as such terms are used in Sections 13(d) and 14(d)(2) of the Act, but excluding the Company, any of its Subsidiaries, any employee benefit plan of the Company or any of its Subsidiaries or Hagedorn Partnership, L.P. or any party related to Hagedorn Partnership, L.P. as determined by the Committee] is or becomes the "beneficial owner" [as defined in Rule 13d-3 under the Act], directly or indirectly, of securities of the Company representing more than 30 percent of the combined voting power of the Company's then outstanding securities; or

                  (iii) the adoption or authorization by the shareholders of the
            Company of a definitive agreement or a series of related agreements
            (1) for the merger or other business combination of the Company with or into another entity in which the shareholders of the Company immediately before the effective date of such merger or other business combination own less than 50 percent of the voting power in such entity or (2) for the sale or other disposition of all or substantially all of the assets of the Company;

                  (iv) the adoption by the shareholders of the Company of a plan relating to the liquidation or dissolution of the Company; or

                  (v) for any reason, Hagedorn Partnership, L. P. or any party related to Hagedorn Partnership, L.P. as determined by the Committee, becomes the "beneficial owner" [as defined in Rule 13d-3 under the Act], directly or indirectly, of securities of the Company representing more than 49 percent of the combined voting power of the Company's then outstanding securities.

            (f) "Change in Control Price" means the highest price per share of Stock offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the price offered is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of events not related to a transfer of Stock, the highest Fair Market Value of a share of Stock on any of the 30 consecutive trading days ending on the last trading day before the Change in Control occurs. (g) "Code" means the Internal Revenue Code of 1986, as amended.

            (h) "Committee" means the Compensation and Organization Committee of the Board, which shall consist of two or more members, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3, as promulgated under the Act.

            (i) "Company" means The Scotts Company, an Ohio corporation, and any successor thereto.

            (j) "Director Option" means a Nonstatutory Stock Option granted to each Eligible Director pursuant to Section 6.7 without any action by the Board or the Committee.

            (k) "Disability" means the inability of the Participant to perform his duties for a period of at least six months due to a physical or medical infirmity.

            (l) "Eligible Director" means, on any date, a person who is serving as a member of the Board and who is neither an Employee nor associated with Clayton, Dubilier & Rice, Inc.

            (m) "Employee" means any officer or other key executive and management employee of the Company or any of its Subsidiaries.

            (n) "Fair Market Value" means, on any date, the closing price of the Stock as reported on the New York Stock Exchange (or on such other recognized market or quotation system on which the trading prices of the Stock are traded or quoted at the relevant time) on such date. In the event that there are no Stock transactions reported on the New York Stock Exchange (or such other market or system) on such date, Fair Market Value shall mean the closing price on the immediately preceding date on which Stock transactions were so reported.

            (o) "Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may be either (i) an "Incentive Stock Option" (ISO) within the meaning of Section 422 of the Code or (ii) a "Nonstatutory Stock Option" (NSO).

            (p) "Participant" means any Employee designated by the Committee to participate in the Plan.

            (q) "Performance Period" means the period during which, and the conditions under which, receipt of the Performance Share will be deferred pursuant to Section 7 of the Plan.

            (r) "Performance Share" means a right to receive from the Company, at the end of the Performance Period, either (i) a share of Stock, (ii) an amount of cash equal to the Fair Market Value of a share of Stock or (iii) an immediately exercisable Option which has a value (as determined by the Committee) which is equivalent to the Fair Market Value of a share of Stock, as elected by the Participant at the beginning of the applicable Performance Period.

            (s) "Plan" means The Scotts Company 1992 Long Term Incentive Plan, as in effect from time to time.

            (t) "Retirement" means, unless the Committee specifies otherwise, the date:

                  (i) a Participant terminates employment on or after the
            earlier of (1) reaching age 62 or, (2) with the Committee's approval, reaching age 55 and completing at least 10 years of service as an Employee; or

                  (ii) an Eligible Director terminates service as a Board member after having been a Board member for at least one full term.

            (u) "Stock" means the common shares of the Company, without par value.

            (v) "Stock Appreciation Right" means the right, subject to such terms and conditions as the Committee may impose, to receive an amount in cash or stock, as determined by the Committee, equal to the excess of (i) the Fair Market Value, as of the date such Stock Appreciation Right is exercised, of the number of shares of Stock covered by the Stock Appreciation Right being exercised over (ii) the aggregate exercise price of such Stock Appreciation Right.

            (w) "Subsidiary" means any corporation or partnership in which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock of such corporation or of the capital interest or profits interest of such partnership.

            2.2. Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

                                   SECTION 3.

                          ELIGIBILITY AND PARTICIPATION

            Except as otherwise provided in Section 6.7, the only persons eligible to participate in the Plan shall be those Employees selected by the Committee as Participants.

                                   SECTION 4.

                             POWERS OF THE COMMITTEE

            4.1. Power to Grant. The Committee shall determine the Participants to whom Awards shall be granted, the type or types of Awards to be granted and the terms and conditions of any and all such Awards. The Committee may establish different terms and conditions for different types of Awards, for different Participants receiving the same type of Award and for the same Participant for each Award such Participant may receive, whether or not granted at different times.

            4.2. Administration. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests of the Company, and to make all other determinations (including, without limitation, whether a Participant has incurred a Disability) necessary or advisable for the administration and interpretation of the Plan in order to carry out its provisions and purposes. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding, and conclusive for all purposes and upon all persons. Notwithstanding anything else contained in the Plan to the contrary (i) the Committee may delegate to any officer of the Company or a committee of officers of the Company the authority to make determinations under the Plan with respect to Participants who are not subject to the reporting requirements of Section 16(a) of the Act, including, without limitation, determinations as to whether such a Participant has incurred a Disability or whether to consent to such a Participant's early retirement and (ii) except as specifically provided under the Plan, neither the Committee nor the Board shall have any discretion regarding whether an Eligible Director receives a Director Option pursuant to
Section 6.7, or regarding the terms of any such Director Option, including, without limitation, the number of shares subject to any such Director Option.

                                   SECTION 5.

                              STOCK SUBJECT TO PLAN

            5.1. Number. Subject to the provisions of Section 5.3, the number of shares of Stock subject to Awards and Director Options under the Plan may not exceed 1,700,000 shares of Stock, plus the lesser of (i) the number of shares of Stock surrendered to exercise any Options (other than Director Options) granted under the Plan or (ii) 1,000,000 shares of Stock. The Committee may grant Awards under the Plan payable in cash, and the exercise of, or payment on, such cash Awards shall not reduce the number of shares of Stock subject to Awards under the Plan, unless such Award is a Stock Appreciation Right. The shares to be delivered under the Plan may consist, in whole or in part, of treasury Stock or authorized but unissued Stock, not reserved for any other purpose.

            5.2. Cancelled, Terminated, or Forfeited Awards. Except as provided in Section 5.1, any shares of Stock subject to an Award which for any reason is cancelled, terminated or otherwise settled without the issuance of any Stock shall again be available for Awards and Director Options under the Plan.

            5.3. Adjustment in Capitalization. In the event of any Stock dividend or Stock split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or other similar corporate change, the aggregate number of shares of Stock available for Awards and Director Options under Section 5.1 or subject to outstanding Awards and the respective prices, limitations, and/or performance criteria applicable to outstanding Awards may be appropriately adjusted by the Committee, whose determination shall be conclusive. If, pursuant to the preceding sentence, an adjustment is made to the number of shares subject to outstanding Options held by Participants, a corresponding adjustment shall be made to the number of shares subject to outstanding Director Options and if an adjustment is made to the number of shares of Stock authorized for issuance under the Plan, a corresponding adjustment shall be made to the number of shares subject to each Director Option thereafter granted pursuant to Section 6.7.

                                   SECTION 6.

                STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

            6.1. Grant of Options. Options may be granted to Participants at such time or times as shall be determined by the Committee, including, without limitation, in settlement of any Performance Shares issued under the Plan. Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonstatutory Stock Options. The Committee shall have complete discretion in determining the number of Options, if any, to be granted to a Participant. Without limiting the foregoing, the Committee may grant Options containing provisions for the issuance to the Participant, upon exercise of such Option and payment of the exercise price therefor with previously owned shares of Stock, of an additional Option for the number of shares so delivered, having such other terms and conditions not inconsistent with the Plan as the Committee shall determine. Each Option shall be evidenced by an Option agreement that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine.

            6.2. Option Price. Nonstatutory Stock Options and Incentive Stock Options granted pursuant to the Plan shall have an exercise price which is not less than the Fair Market Value on the date the Option is granted.

            6.3. Exercise of Options. Options awarded to a Participant under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions including the performance of a minimum period of service or the satisfaction of performance goals, as the Committee may impose, either at or after the time of grant of such Options; provided, however, that if the Committee does not specify another exercise schedule at the time of grant, each Option shall become exercisable in three approximately equal installments on each of the first three anniversaries of the date of grant, subject to the Committee's right to accelerate the exercisability of such Option in its discretion. Notwithstanding the foregoing, no Option shall be exercisable for more than 10 years after the date on which it is granted.

            6.4. Payment. The Committee shall establish procedures governing the exercise of Options, which shall require that written notice of exercise be given and that the Option price be paid in full in cash or cash equivalents, including by personal check, at the time of exercise or pursuant to any arrangement that the Committee shall approve. The Committee may, in its discretion, permit a Participant or an Eligible Director to tender Stock already owned by the Participant or the Eligible Director, either by actual delivery of the shares of Stock or by attestation, valued at its Fair Market Value on the date of exercise, as partial or full payment of the exercise price. As soon as practicable after receipt of a written exercise notice and full payment of the exercise price, the Company shall deliver to the Participant or the Eligible Director a certificate or certificates representing the acquired shares of Stock.

            6.5. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
Section 422 of the Code, or, without the consent of any Participant affected thereby, to cause any Incentive Stock Option previously granted to fail to qualify for the Federal income tax treatment afforded under Section 421 of the Code.

            6.6. Stock Appreciation Rights. Stock Appreciation Rights may be granted in tandem with any Option granted under the Plan, either at or after the time of the grant of such Option, subject to such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. Each Stock Appreciation Right shall only be exercisable to the extent that the corresponding Option is exercisable, and shall terminate upon the termination or exercise of the corresponding Option. Upon the exercise of any Stock Appreciation Right, the corresponding Option shall terminate.

            6.7. Director Options. Notwithstanding anything else contained herein to the contrary, on November 11, 1992 and on the first business day following the date of each annual meeting of shareholders held during the term of the Plan prior to the annual meeting of shareholders held in 1996, each Eligible Director shall receive a Director Option to purchase 4,000 shares of Stock at an exercise price per share equal to the Fair Market Value on the date of grant. No Director Options shall be granted in connection with the 1996 annual meeting of shareholders or thereafter. Each Director Option shall be exercisable six months after the date of grant and shall remain exercisable until the earlier to occur of (i) the tenth anniversary of the date of grant or
(ii) the first anniversary of the date the Eligible Director ceases to be a member of the Board, except that if the Eligible Director ceases to be a member of the Board after having been convicted of, or pled guilty or nolo contendere to, a felony, his Director Options shall be cancelled on the date he ceases to be a director. An Eligible Director may exercise a Director Option in the manner described in Section 6.4.

            6.8. Restriction on Repricing. Regardless of any other provision of this Plan, neither the Company nor the Committee may "reprice" (as defined under rules issued by the exchange on which the Stock then is traded) any Option without the prior approval of the shareholders.

                                   SECTION 7.

                               PERFORMANCE SHARES

            7.1. Grant of Performance Shares. The Committee may grant Performance Shares to Participants at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan as it shall determine. Each grant of Performance Shares shall be evidenced by a written agreement setting forth the terms of such Award.

            7.2. Restrictions on Transferability. Except as provided in Section 11.1, Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated until such time or until the satisfaction of such performance goals as the Committee shall impose, either at or after the time of grant. Notwithstanding the foregoing, the Committee may accelerate or waive such restrictions in whole or in part at any time prior to the Participant's termination of employment.

            7.3. Rights With Respect to Performance Shares. Notwithstanding anything else contained in the Plan to the contrary, a Participant who is granted Performance Shares shall have no rights as a shareholder until shares of Stock are issued, if at all, in settlement of the Participant's rights with respect to such Performance Shares, and shall not be entitled to receive any amounts with respect to any dividends declared on the Stock during the Performance Period.

                                   SECTION 8.

                            TERMINATION OF EMPLOYMENT

            8.1. Termination of Employment Due to Retirement. Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment terminates by reason of Retirement, (i) any Options granted to such Participant which are then outstanding (whether or not exercisable prior to the date of such termination) may be exercised at any time prior to the expiration of the term of the Options or within five (5) years (or such shorter period as the Committee shall determine at the time of grant) following the Participant's termination of employment, whichever period is shorter and (ii) a pro rata portion of any Performance Shares then outstanding which would have vested based on actual performance at the end of the Performance Period shall become non-forfeitable, based upon that portion of the Performance Period which expired prior to the Participant's Retirement, provided that, unless the Committee otherwise determines, payment for such pro rata portion of the Performance Shares shall not be made until the expiration of the Performance Period.

            8.2. Termination of Employment Due to Death or Disability. Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment terminates by reason of death or Disability, (i) any Options granted to such Participant which are then outstanding (whether or not exercisable prior to the date of such termination) may be exercised by the Participant or the Participant's designated beneficiary, and if none is named, in accordance with Section 11.2, at any time prior to the expiration date of the term of the Options or within five (5) years (or such shorter period as the Committee shall determine at the time of grant) following the Participant's termination of employment, whichever period is shorter; and (ii) a pro rata portion of any Performance Shares then outstanding which would have vested based on actual performance at the end of the Performance Period shall become non-forfeitable based upon that portion of the Performance Period which expired prior to the Participant's death or Disability, provided that, unless the Committee otherwise determines, payment for such pro rata portion of the Performance Shares shall not be made until the expiration of the Performance Period.

            8.3. Termination of Employment For Cause. Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment is terminated for Cause, any Options granted to such Participant which are then outstanding (whether or not exercisable prior to the date of such termination) shall be forfeited, and any Performance Shares then outstanding as to which the Performance Period has not lapsed shall be forfeited.

            8.4. Termination of Employment for Any Other Reason. Unless otherwise determined by the Committee at or after the time of grant, in the event the employment of the Participant shall terminate for any reason other than one described in Section 8.1, 8.2 or 8.3, any Options granted to such Participant which are exercisable at the date of the Participant's termination of employment shall remain exercisable until the earlier to occur of (i) the expiration of the term of such Options or (ii) the thirtieth day following the Participant's termination of employment, whichever period is shorter, and any Performance Shares granted to the Participant which are then outstanding shall be forfeited without any payment therefor.

                                   SECTION 9.

                                CHANGE IN CONTROL

            9.1. Accelerate Vesting and Payment. Subject to the provisions of
Section 9.2 below, in the event of a Change in Control, each Option (excluding any Director Option) shall be cancelled in exchange for (a)(i) a payment in cash of an amount equal to the excess of the Change in Control Price over the exercise price for such Option or (ii) at the Committee's discretion, whole shares of Stock with a Fair Market Value equal to the excess of the Change in Control Price over the exercise price of the Option and the Fair Market Value of any fractional share of Stock will be distributed in cash and (b) all Performance Shares shall become non-forfeitable and be immediately payable in cash, notwithstanding the form of payment previously elected by the Participant. However, the Committee, in its sole discretion, may offer the holders of the Options to be cancelled a reasonable opportunity (not longer than 15 days beginning on the date of the Change in Control) to exercise all their outstanding Options (whether or not otherwise then exercisable) by following the exercise procedures described in Section 6.

            9.2. Alternative Awards. Notwithstanding Section 9.1, no cancellation, acceleration of exercisability or vesting or cash settlement or other payment or exercise shall occur under the circumstances described in
Section 9.1 with respect to any Award or any class of Awards if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award or Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an "Alternative Award"), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Award must:

            (i) be based on stock which is traded on an established securities market, or which will be so traded within 60 days of the Change in Control;

            (ii) provide such Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

            (iii) have substantially equivalent economic value to such Award (determined at the time of the Change in Control);

            (iv) have terms and conditions which provide that in the event that the Participant's employment is involuntarily terminated or constructively terminated, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

For this purpose, a constructive termination shall mean a termination by a Participant following a material reduction in the Participant's compensation, a material reduction in the Participant's responsibilities or the relocation of the Participant's principal place of employment to another location, in each case without the Participant's written consent.

            9.3. Director Options. Upon a Change in Control, each Director Option granted to an Eligible Director shall be cancelled in exchange for (a) a payment in cash or (b) in the Committee's discretion, whole shares of Stock with a Fair Market Value equal to the excess of the Change in Control Price over the exercise price associated with the cancelled Director Option and the Fair Market Value of any fractional share of Stock will be distributed in cash. Alternatively, the Committee, in its sole discretion, may offer the holders of the Director Options to be cancelled a reasonable opportunity (not longer than 15 days beginning on the date of the Change in Control) to exercise all their outstanding Director Options (whether or not otherwise then exercisable) by following the exercise procedures described in Section 6. The amount of cash (or the Fair Market Value of shares of Stock plus the cash to be distributed in lieu of a fractional share of Stock) exchanged for each Director Option shall be the excess of the Change in Control Price over the exercise price for such Director Option unless (i) the Stock remains traded on an established securities market following the Change in Control and (ii) such Eligible Director remains on the Board following the Change in Control.

            9.4. Options Granted Within Six Months of the Change in Control. If any Option (including a Director Option) granted within six months of the date on which a Change in Control occurs (i) is held by a person subject to the reporting requirements of Section 16(a) of the Act and (ii) is to be cashed out pursuant to Section 9.1 or 9.3, such cash out shall not occur until the later of
(x) the date which is six months and one day after the date the Option was granted or (y) the first date on which, in the opinion of the Company's counsel, such cash out could occur without such reporting person being potentially subject to liability under Section 16(b) of the Act by reason of such cash out.

                                   SECTION 10.

             AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

            The Board or the Committee at any time may terminate or suspend the Plan, and from time to time may amend or modify the Plan; provided, however, that no amendment may be made to Section 6.7 or any other provision of the Plan relating to Director Options within six months of the last date on which any such provision was amended. No amendment, modification, or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant.

                                   SECTION 11.

                            MISCELLANEOUS PROVISIONS

            11.1. Assignability of Nonstatutory Options, Performance Shares and Director Options.

            (a) With the permission of the Committee, a Participant or a specified group of Participants who has or have been granted a Nonstatutory Stock Option or Performance Share under the Plan may transfer it to a revocable inter vivos trust as to which the Participant is the settlor or may transfer it to a "Permissible Transferee." A Permissible Transferee shall be defined as any member of the immediate family of the Participant; any trust, whether revocable or irrevocable, solely for the benefit of members of the Participant's immediate family; any partnership or limited liability company whose only partners or members are members of the Participant's immediate family; or an organization described in
      Section 501(c)(3) of the Code. Any such transferee shall remain subject to all of the terms and conditions applicable to such Nonstatutory Stock Option or Performance Share and subject to the rules and regulations prescribed by the Committee. A Permissible Transferee [other than an organization described in Section 501(c)(3) of the Code] may not retransfer a Nonstatutory Stock Option or Performance Share except by will or the laws of descent and distribution and then only to another Permissible Transferee. Other than as described above, a Nonstatutory Stock Option or Performance Share granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Participant to whom granted, may be exercised only by the Participant or the Participant's guardian or legal representative.

            (b) Subject to rules, procedures and limitations adopted by the Committee, a Participant who is an Employee on the exercise date [but not a designated beneficiary or a Permissible Transferee as defined in Section 11.1(a)] may elect to defer the gain associated with the exercise of an Award (other than an Incentive Stock Option) into and subject to the terms of any nonqualified deferred compensation program (i) maintained by the Company or any Subsidiary and (ii) designated by the Committee. Any gain attributable to a Nonstatutory Stock Option to be deferred under this section will be credited to a Stock fund established under the nonqualified deferred compensation plan, will subsequently be valued solely with reference to the Fair Market Value of Stock and will be distributed in the form of Stock. Any gain attributable to an Award (other than a Nonstatutory Stock Option) to be deferred under this section will be credited to an investment fund established under the nonqualified deferred compensation plan as directed by the deferring Participant and will be distributed in any form permitted by that nonqualified deferred compensation plan.

            (c) With the permission of the Committee, an Eligible Director who has been granted a Director Option under the Plan may transfer such Director Option to a revocable inter vivos trust as to which the Eligible Director is the settlor or may transfer such Director Option to a "Permissible Transferee." A Permissible Transferee shall be defined as any member of the immediate family of the Eligible Director; any trust, whether revocable or irrevocable, solely for the benefit of members of the Eligible Director's immediate family; any partnership or limited liability company whose only partners or members are members of the Eligible Director's immediate family; or an organization described in Section 501(c)(3) of the Code. Any such transferee shall remain subject to all of the terms and conditions applicable to such Director Option and subject to the rules and regulations prescribed by the Committee. A Permissible Transferee [other than an organization described in Section 501(c)(3) of the Code] may not retransfer a Director Option except by will or the laws of descent and distribution and then only to another Permissible Transferee. Other than as described above, a Director Option granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Eligible Director to whom granted, may be exercised only by the Eligible Director or the Eligible Director's guardian or legal representative.

            11.2. Beneficiary Designation. Each Participant and each Eligible Director under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his death. Each designation will revoke all prior designations by the same Participant or Eligible Director, shall be in a form prescribed by the Committee, and will be effective only when filed in writing with the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to or exercised by the Participant's surviving spouse, if any, or otherwise to or by his estate and Director Options outstanding at the Eligible Director's death shall be exercised by the Eligible Director's surviving spouse, if any, or otherwise by his estate.

            11.3. No Guarantee of Employment or Participation. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary or affiliate. No Employee shall have a right to be selected as a Participant, or, having been so selected, to receive any future Awards. Nothing in the Plan shall confer upon an Eligible Director a right to continue to serve on the Board or to be nominated for reelection to the Board.

            11.4. Tax Withholding. The Company shall have the power to withhold, or require a Participant or Eligible Director to remit to the Company, an amount sufficient to satisfy

Federal, state, and local withholding tax requirements on any Award or Director Option under the Plan, and the Company may defer payment of cash or issuance of Stock until such requirements are satisfied. The Committee may, in its discretion, permit a Participant or an Eligible Director to elect, subject to such conditions as the Committee shall impose, (i) to have shares of Stock otherwise issuable under the Plan withheld by the Company or (ii) to deliver to the Company previously acquired shares of Stock having a Fair Market Value sufficient to satisfy all or part of the Participant's or the Eligible Director's estimated total Federal, state, and local tax obligation associated with the transaction.

            11.5. Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or regulations, by contract, as a matter of law, or otherwise.

            11.6. No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees or directors in cash or property, in a manner which is not expressly authorized under the Plan.

            11.7. Requirements of Law. The granting of Awards and the issuance of shares of Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

            11.8. Term of Plan. The Plan shall be effective upon its adoption by the Committee, subject to approval by the Board and approval by the affirmative vote of a majority of the shares of stock present in person or represented by proxy at the annual meeting of shareholders. The Plan shall continue in effect, unless sooner terminated pursuant to Section 11, until the tenth anniversary of the date on which it is adopted by the Board.

            11.9. Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Ohio.

            11.10. No Impact On Benefits. Plan Awards are not compensation for purposes of calculating an Employee's rights under any employee benefit plan.

                               THE SCOTTS COMPANY
                             1996 STOCK OPTION PLAN
                  (REFLECTS AMENDMENTS THROUGH JANUARY 2003)

                               THE SCOTTS COMPANY
                             1996 STOCK OPTION PLAN
                  (REFLECTS AMENDMENTS THROUGH JANUARY 2003)

                                   SECTION 1.

                                     PURPOSE

      The purpose of the Plan is to foster and promote the long-term financial success of the Company and materially increase shareholder value by (a) encouraging and providing for the acquisition of an ownership interest in the Company by Employees and Eligible Directors, and (b) enabling the Company to attract and retain the services of an outstanding management team upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent.

                                   SECTION 2.

                                   DEFINITIONS

      2.1 Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:

      (a) "Act" means the Securities Exchange Act of 1934, as amended.

      (b) "Annual Meeting" means the annual meeting of the shareholders of the Company.

      (c) "Annual Retainer" means the annual retainer fee, established by the Board, paid to an Eligible Director for services on the Board.

      (d) "Award" means any Option or Stock Unit.

      (e) "Board" means the Board of Directors of the Company.

      (f) "Cause" means (i) the willful failure by a Participant to perform substantially the Participant's duties as an Employee of the Company (other than due to physical or mental illness) after reasonable notice to the Participant of such failure, (ii) the Participant's engaging in serious misconduct that is injurious to the Company or any Subsidiary, (iii) the Participant's having been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony or (iv) the breach by the Participant of any written covenant or agreement with the Company or any Subsidiary not to disclose any information pertaining to the Company or any Subsidiary or not to compete or interfere with the Company or any Subsidiary.

      (g) "Change in Control" means the occurrence of any of the following events:

            (i) the members of the Board ("Incumbent Directors") cease for any reason other than death to constitute at least a majority of the members of the Board, provided that any director whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the then Incumbent Directors also will be treated as an Incumbent Director; or

            (ii) any "person," including a "group" [as such terms are used in Sections 13(d) and 14(d)(2) of the Act, but excluding the Company, any of its Subsidiaries, any employee benefit plan of the Company or any of its Subsidiaries or Hagedorn Partnership, L.P. or any party related to Hagedorn Partnership, L.P. as determined by the Committee] is or becomes the "beneficial owner" [as defined in Rule 13d-3 under the Act], directly or indirectly, of securities of the Company representing more than 30 percent of the combined voting power of the Company's then outstanding securities; or

            (iii) the adoption or authorization by the shareholders of the Company of a definitive agreement or a series of related agreements (1) for the merger or other business combination of the Company with or into another entity in which the shareholders of the Company immediately before the effective date of such merger or other business combination own less than 50 percent of the voting power in such entity or (2) for the sale or other disposition of all or substantially all of the assets of the Company;

            (iv) the adoption by the shareholders of the Company of a plan relating to the liquidation or dissolution of the Company; or

            (v) for any reason, Hagedorn Partnership, L. P. or any party related to Hagedorn Partnership, L.P. as determined by the Committee, becomes the "beneficial owner" [as defined in Rule 13d-3 under the Act], directly or indirectly, of securities of the Company representing more than 49 percent of the combined voting power of the Company's then outstanding securities.

      (h) "Change in Control Price" means the highest price per share of Stock offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the price offered is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of events not related to a transfer of Stock, the highest Fair Market Value of a share of Stock on any of the 30 consecutive trading days ending on the last trading day before the Change in Control occurs.

      (i) "Code" means the Internal Revenue Code of 1986, as amended.

      (j) "Committee" means the Compensation and Organization Committee of the Board which shall have the meaning ascribed to a "compensation committee" in
Section 1.162-27(c)(4) of the final regulations promulgated under Section 162(m) of the Code and which shall consist of three or more members, each of whom shall be (i) a person from time to time permitted by the rules promulgated under
Section 16 of the Act in order for grants of Awards to be exempt transactions under said Section 16 and (ii) receiving remuneration in no other capacity than as a director, except as permitted under Section 1.162-27(e)(3) of the final regulations promulgated under Section 162(m) of the Code and the rulings thereunder.

      (k) "Company" means The Scotts Company, an Ohio corporation, and any successor thereto.

      (l) "Director Option" means a "nonstatutory stock option" ("NSO") granted to each Eligible Director pursuant to Section 6.6 without any action by the Board or the Committee.

      (m) "Disability" means the inability of the Participant to perform the Participant's duties for a period of at least six months due to a physical or medical infirmity. Notwithstanding the foregoing, with respect to Incentive Stock Options, the term "Disability" shall be defined as such term is defined in
Section 22(e)(3) of the Code.

      (n) "Eligible Director" means, on any date, a person who is serving as a member of the Board and who is not an Employee.

      (o) "Employee" means any officer or other key executive and management employee of the Company or of any of its Subsidiaries.

      (p) "Fair Market Value" means, on any date, the closing price of the Stock as reported on the New York Stock Exchange (or on such other recognized market or quotation system on which the trading prices of the Stock are traded or quoted at the relevant time) on such date. In the event that there are no Stock transactions reported on the New York Stock Exchange (or such other market or system) on such date, Fair Market Value shall mean the closing price on the immediately preceding date on which Stock transactions were so reported.

      (q) "Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may be either (i) an "Incentive Stock Option" (ISO) within the meaning of Section 422 of the Code or (ii) an NSO which does not qualify for treatment as an "Incentive Stock Option."

      (r) "Participant" means any Employee designated by the Committee to participate in the Plan.

      (s) "Plan" means The Scotts Company 1996 Stock Option Plan, as in effect from time to time.

      (t) "Retirement" means, unless the Committee specifies otherwise, the date:

            (i) a Participant terminates employment on or after the earlier of
      (1) reaching age 62 or, (2) with the Committee's approval, reaching age 55 and completing at least 10 years of service as an Employee; or

            (ii) an Eligible Director terminates service as a Board member after having been a Board member for at least one full term.

      (u) "Stock" means the Common Shares, without par value, of the Company.

      (v) "Stock Unit" means a right to receive payment, in accordance with the provisions hereof, of the Fair Market Value of a share of Stock.

      (w) "Subsidiary" means any corporation or partnership in which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock of such corporation or of the capital interest or profits interest of such partnership.

      2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

                                   SECTION 3.

                          ELIGIBILITY AND PARTICIPATION

      Except as otherwise provided in Sections 6.6 and 6.7, the only persons eligible to participate in the Plan shall be those Employees selected by the Committee as Participants.

                                   SECTION 4.

                             POWERS OF THE COMMITTEE

      4.1 Power to Grant. The Committee shall determine the Participants to whom Options shall be granted, the type or types of Options to be granted and the terms and conditions of any and all such Options. The Committee may establish different terms and conditions for different types of Options, for different Participants receiving the same type of Option and for the same Participant for each Option such Participant may receive, whether or not granted at different times.

      4.2 Administration. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests of the Company, and to make all other determinations (including, without limitation, whether a Participant has incurred a Disability) necessary or advisable for the administration and interpretation of the Plan in order to carry out its provisions and purposes. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding, and conclusive for all purposes and upon all persons.

                                   SECTION 5.

                              STOCK SUBJECT TO PLAN

      5.1 Number. Subject to the provisions of Section 5.3, the number of shares of Stock subject to Awards under the Plan may not exceed 5,500,000 shares of Stock. Subject to the provisions of Section 5.3, no Participant shall receive Options for more than 150,000 shares of Stock over any one-year period. For this purpose, to the extent that any Option is canceled (as described in Section 1.162-27(e)(2)(vi)(B) of the final regulations promulgated under Section 162(m) of the Code), such canceled Option shall continue to be counted against the maximum number of shares of Stock for which Options may be granted to a Participant under the Plan. The shares of Stock to be delivered under the Plan may consist, in whole or in part, of treasury Stock or authorized but unissued Stock, not reserved for any other purpose.

      5.2 Canceled, Terminated, or Forfeited Awards. Except as provided in
Section 5.1, any shares of Stock subject to an Award which for any reason is canceled, terminated or otherwise settled without the issuance of any Stock shall again be available for Awards under the Plan.

      5.3 Adjustment in Capitalization. In the event of any Stock dividend or Stock split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or other similar corporate change, the aggregate number of shares of Stock available for Awards under Section 5.1 or subject to outstanding Awards and the respective prices and/or limitations applicable to outstanding Awards shall be appropriately adjusted by the Committee, whose determination shall be conclusive. A corresponding adjustment shall be made to the number of shares subject to outstanding Director Options and Stock Units, and a corresponding adjustment shall also be made to the number of shares subject to each Director Option and each Stock Unit thereafter granted pursuant to Section 6.6 or Section 6.7.

                                   SECTION 6.

                             OPTIONS AND STOCK UNITS

      6.1 Grant of Options. Options may be granted to Participants at such time or times as shall be determined by the Committee. Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) NSOs. The Committee shall have complete discretion in determining the number of Options, if any, to be granted to a Participant. Without limiting the foregoing, the Committee may grant Options containing provisions for the issuance to the Participant, upon exercise of such Option and payment of the exercise price therefor with previously owned shares of Stock, of an additional Option for the number of shares so delivered, having such other terms and conditions not inconsistent with the Plan as the Committee shall determine. Each Option shall be evidenced by an Option agreement that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine.

      6.2 Option Price. NSOs and Incentive Stock Options granted pursuant to the Plan shall have an exercise price which is not less than the Fair Market Value of the Stock on the date the Option is granted. To the extent that an Incentive Stock Option is granted to a Participant who owns (actually or constructively under the provisions of Section 424(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company or of any Subsidiary, such Incentive Stock Option shall have an exercise price which is not less than 110% of the Fair Market Value on the date the Option is granted.

      6.3 Exercise of Options. Options granted to a Participant under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions including the performance of a minimum period of service, as the Committee may impose, either at or after the time of grant of such Options; provided, however, that if the Committee does not specify another exercise schedule at the time of grant, each Option shall become exercisable on the third anniversary of the date of grant, subject to the Committee's right to accelerate the exercisability of such Option in its discretion. Notwithstanding the foregoing, no Option shall be exercisable for more than ten years after the date on which it is granted; provided, however, in the case of an Incentive Stock Option granted to a Participant who owns (actually or constructively under the provisions of Section 424(d) of the Code) Stock possessing more than 10% of total combined voting power of all classes of Stock of the Company or any Subsidiary, such Incentive Stock Option shall not be exercisable for more than five years after the date on which it is granted.

      6.4 Payment. The Committee shall establish procedures governing the exercise of Options, which shall require that written notice of exercise be given and that the Option price be paid in full in cash or equivalents, including by personal check, at the time of exercise or pursuant to any arrangement that the Committee shall approve. The Committee may, in its discretion, permit a Participant or an Eligible Director to tender Stock already owned by the Participant or the Eligible Director, either by actual delivery of the shares of Stock or by attestation, valued at its Fair Market Value on the date of exercise, as partial or full payment of the exercise price. As soon as practicable after receipt of a written exercise notice and full payment of the exercise price, the Company shall deliver to the Participant or the Eligible Director a certificate or certificates representing the acquired shares of Stock.

      6.5 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of any Participant affected thereby, to cause any Incentive Stock Option previously granted to fail to qualify for the Federal income tax treatment afforded under
Section 421 of the Code. Further, the aggregate Fair Market Value (determined as of the time an Incentive Stock Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all option plans of the Company and all Subsidiaries of the Company) shall not exceed $100,000.

      6.6 Director Options. Notwithstanding anything else contained herein to the contrary, on the first business day following the date of each annual meeting of shareholders during the term of the Plan, each Eligible Director shall receive a Director Option to purchase 5,000 shares of Stock at an exercise price per share equal to the Fair Market Value of the Stock on the date of grant. An Eligible Director who is a member of one or more Board committees, shall receive an additional grant covering 500 shares of Stock for each committee of which the Eligible Director is a member. An Eligible Director who chairs one or more Board committees shall receive (over and above that additional grant covering 500 shares for each committee membership) an additional grant covering 1,000 shares of Stock for each committee the Eligible Director chairs. Each Director Option shall be exercisable six months after the date of grant and shall remain exercisable until the earlier to occur of (a) the tenth anniversary of the date of grant or (b) the first anniversary of the date the Eligible Director ceases to be a member of the Board, except that (i) if the Eligible Director ceases to be a member of the Board after having been convicted of, or pled guilty or nolo contendere to, a felony, the Eligible Director's Director Options shall be canceled on the date the Eligible Director ceases to be a director, or (ii) if the Eligible Director ceases to be a member of the Board due to Retirement, any Director Options granted to such Eligible Director which are then outstanding (whether or not exercisable prior to the date of such Retirement), may be exercised at any time prior to the expiration of the term of the Director Options or within five years following the Retirement, whichever period is shorter. An Eligible Director may exercise a Director Option in the manner described in Section 6.4.

      6.7 Stock Units. Effective beginning in the calendar year 2000, each Eligible Director shall be provided with the opportunity to elect to receive all or a portion, in 25% increments, of the Eligible Director's Annual Retainer: (a) in cash or (b) in Stock Units. An Eligible Director's first such election shall be made on a form provided by the Committee at least two weeks in advance of the 2000 Annual Meeting. Such election shall be effective until the next Annual Meeting. Elections for annual periods thereafter shall be made on an annual basis, at least two weeks in advance of the applicable Annual Meeting. In the event no election is received from an Eligible Director for an applicable period, the Eligible Director shall be deemed to have elected payment of the Eligible Director's Annual Retainer in cash. Any portion of an Eligible Director's Annual Retainer which is elected to be paid in cash shall be paid in accordance with the Company's regular practice for such payments. To the extent that the Eligible Director elects to receive Stock Units in lieu of all or a portion of the Eligible Director's Annual Retainer, the Eligible Director shall receive a number of Stock Units (including fractional Stock Units) determined by dividing the dollar amount of Annual Retainer elected by the Fair Market Value of a share of Stock on the next business day following the date of the Annual Meeting; provided that for the calendar year 2000, the Fair Market Value as of March 31, 2000 shall be the value used. All payments in respect of Stock Units shall be settled as soon as practicable after the earlier of (a) the occurrence of a Change in Control or
(b) the Eligible Director's cessation of service on the Board; provided, however, that if the Eligible Director has elected on a form provided by the Committee at least one year prior to the commencement of payment of the value of the Eligible Director's Stock Units, payment thereof shall be made over a period of up to ten years, as elected by the Eligible Director. All such payments to the Eligible Director shall be made in cash or in Stock, as elected by the Eligible Director on the deferral form provided by the Committee. If distributions are made in cash pursuant to such Eligible Director's election, distribution shall be made at Fair Market Value determined as of the date immediately preceding the date of distribution. Upon the death of an Eligible Director, the value of any unpaid Stock Units shall be paid in a lump sum in cash in accordance with the provisions of Section 10.2.

      6.8 Restriction on Repricing. Regardless of any other provision of this Plan, neither the Company nor the Committee may "reprice" (as defined under rules issued by the exchange on which the Stock then is traded) any Option without the prior approval of the shareholders.

                                   SECTION 7.

                            TERMINATION OF EMPLOYMENT

      7.1 Termination of Employment Due to Retirement. Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment terminates by reason of Retirement, any Options granted to such Participant which are then outstanding (whether or not exercisable prior to the date of such termination) may be exercised at any time prior to the expiration of the term of the Options or within five years (or such shorter period as the Committee shall determine at the time of grant) following the Participant's termination of employment, whichever period is shorter. Notwithstanding any provision contained herein, with respect to any Incentive Stock Option, a Participant who terminates the Participant's employment by reason of Retirement may exercise such Incentive Stock Option at any time prior to the expiration of the term of the Option or within three months following the Participant's termination of employment, whichever period is shorter.

      7.2 Termination of Employment Due to Death or Disability. Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment terminates by reason of death or Disability, any Options granted to such Participant which are then outstanding (whether or not exercisable prior to the date of such termination) may be exercised by the Participant or the Participant's designated beneficiary, and if none is named, in accordance with
Section 10.2, at any time prior to the expiration date of the term of the Options or within five years (or such shorter period as the Committee shall determine at the time of grant) following the Participant's termination of employment, whichever period is shorter. Notwithstanding any provision contained herein, with respect to any

Incentive Stock Option, a Participant whose employment terminates by reason of death or Disability may exercise (or the Participant's designated beneficiary may exercise, in the case of death) such Incentive Stock Option at any time prior to the expiration of the term of the Option or within one year following the Participant's termination of employment, whichever period is shorter.

      7.3 Termination of Employment For Cause. Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment is terminated for Cause, any Options granted to such Participant which are then outstanding (whether or not exercisable prior to the date of such termination) shall be forfeited.

      7.4 Termination of Employment for Any Other Reason. Unless otherwise determined by the Committee at or after the time of grant, in the event the employment of the Participant shall terminate for any reason other than one described in Section 7.1, 7.2 or 7.3, any Options granted to such Participant which are exercisable at the date of the Participant's termination of employment, or on such accelerated basis as the Committee may have determined in its discretion, shall remain exercisable until the earlier to occur of (a) the expiration of the term of such Options or (b) the ninetieth day following the Participant's termination of employment, whichever period is shorter.

      7.5 Limitations on Exercisability Following Termination of Employment. No Options shall be exercisable after termination of employment unless the Participant shall have, during the time period in which the Options are exercisable, (a) refrained from serving as an officer, director or employee of any individual, partnership or corporation, or the owner of a business, or a member of a partnership which conducts business in competition with the Company or renders any service (including, without limitation, advertising agencies and business consultants) to competitors with any portion of the business of the Company, (b) been available, if so requested by the Company, at reasonable times and upon a reasonable basis, to consult with, supply information to, and otherwise cooperate with, the Company, and (c) refrained from engaging in a deliberate action which has been determined by the Committee to cause substantial harm to the interests of the Company. If any of these conditions is not fulfilled, the Committee may require the Participant to forfeit all rights to any Options which have not been exercised prior to the date of the breach of the condition.

                                   SECTION 8.

                                CHANGE IN CONTROL

      8.1 Accelerated Vesting and Payment. Subject to the provisions of Section
8.2 below, in the event of a Change in Control, each Participant shall be permitted, in the Participant's discretion, to surrender any Option (excluding any Director Option) or portion thereof in exchange for (a) a payment in cash of an amount equal to the excess of the Change in Control Price over the exercise price of the Option or (b) at the Committee's discretion, whole shares of Stock with a Fair Market Value equal to the excess of the Change in Control Price over the exercise price of the Option and the Fair Market Value of any fractional share of Stock will be distributed in cash. However, the Committee, in its sole discretion, may offer the holders of the Options to be surrendered a reasonable opportunity (not longer than 15 days beginning on the date of the Change in Control) to exercise all their outstanding Options (whether or not otherwise then exercisable) by following the exercise procedures described in Section 6. Such right to surrender an Option in exchange for a payment in cash or, if appropriate, in shares of Stock (or to exercise an Option) as provided in the two preceding sentences shall remain in effect only during the fifteen-day period commencing with the day following the date of a Change in Control. Thereafter, the Option shall only be exercisable in accordance with the terms and conditions of the Stock Option Agreement and the provisions of the Plan.

      8.2 Alternative Awards Notwithstanding Section 8.l, no cancellation or cash settlement or other payment or exercise shall occur under the circumstances described in Section 8.1 with respect to any Option or any class of Options if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Option or Options shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an "Alternative Award"), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Award must:

      (a) be based on stock which is traded on an established securities market, or which will be so traded within 60 days of the Change in Control;

      (b) provide such Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

      (c) have substantially equivalent economic value to such Option (determined at the time of the Change in Control); and

      (d) have terms and conditions which provide that in the event that the Participant's employment is involuntarily terminated or constructively terminated, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

      For this purpose, a constructive termination shall mean a termination by a Participant following a material reduction in the Participant's compensation, a material reduction in the Participant's responsibilities or the relocation of the Participant's principal place of employment to another location, in each case without the Participant's written consent.

      8.3 Director Options and Stock Units. Upon a Change in Control, each Director Option granted to an Eligible Director and all Stock Units credited to an Eligible Director shall be canceled in exchange for (a) a payment in cash or,
(b) in the case of Director Options and at the Committee's discretion, whole shares of Stock with a Fair Market

Value equal to the excess of the Change in Control Price over the exercise price associated with the cancelled Director Options and the Fair Market Value of any fractional share of Stock will be distributed in cash. Alternatively, the Committee, in its sole discretion, may offer the holders of the Director Options to be cancelled a reasonable opportunity (not longer than 15 days beginning on the date of the Change in Control) to exercise all their outstanding Director Options (whether or not otherwise then exercisable) by following the exercise procedures described in Section 6. The amount of cash (or the Fair Market Value of shares of Stock plus the cash distributed in lieu of a fractional share of Stock) exchanged for each Director Option shall be the excess of the Change in Control Price over the exercise price for such Director Option unless (a) the Stock remains traded on an established securities market following the Change in Control and (b) such Eligible Director remains on the Board following the Change in Control. The amount of cash exchanged for each Stock Unit shall be the Change in Control Price.

      8.4 Options Granted Within Six Months of the Change in Control. If any Option (including a Director Option) granted within six months of the date on which a Change in Control occurs (a) is held by a person subject to the reporting requirements of Section 16(a) of the Act and (b) is to be cashed out pursuant to Section 8.1 or 8.3, such cash out shall not occur unless and until, in the opinion of the Company's counsel, such cash out could occur without such reporting person being potentially subject to liability under Section 16(b) of the Act by reason of such cash out.

                                   SECTION 9.

               AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

      The Board or the Committee may at any time terminate or suspend the Plan, and from time to time may amend or modify the Plan. Any such amendment, termination or suspension may be made without the approval of the shareholders of the Company except as such shareholder approval may be required (a) to satisfy the requirements of Rule 16b-3 under the Act, or any successor rule or regulation, (b) to satisfy applicable requirements of the Code or (c) to satisfy applicable requirements of any securities exchange on which are listed any of the Company's equity securities. No amendment of the Plan shall result in any loss of a Committee member's status as a "non-employee director" as defined in Rule 16b-3 under the Act, or any successor rule or regulation, with respect to any employee benefit plan of the Company or result in the Plan losing its status as a plan satisfying the requirements of said Rule 16b-3. No amendment, modification, or termination of the Plan shall in any manner adversely affect any Award theretofore made under the Plan, without the consent of the Participant.

                                   SECTION 10.

                            MISCELLANEOUS PROVISIONS

      10.1 Assignability.

      (a) With the permission of the Committee, a Participant or a specified group of Participants who has or have been granted an NSO under the Plan may transfer it to a revocable inter vivos trust as to which the Participant is the settlor or may transfer it to a "Permissible Transferee." A Permissible Transferee shall be defined as any member of the immediate family of the Participant; any trust, whether revocable or irrevocable, solely for the benefit of members of the Participant's immediate family; any partnership or limited liability company whose only partners or members are members of the Participant's immediate family; or an organization described in Section 501(c)(3) of the Code. Any such transferee shall remain subject to all of the terms and conditions applicable to such NSO and subject to the rules and regulations prescribed by the Committee. A Permissible Transferee [other than an organization described in Section 501(c)(3) of the Code] may not retransfer an NSO except by will or the laws of descent and distribution and then only to another Permissible Transferee. Other than as described above, an NSO granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Participant to whom granted, may be exercised only by the Participant or the Participant's guardian or legal representative.

      (b) Subject to rules, procedures and limitations adopted by the Committee, a Participant who is an Employee on the exercise date [but not a designated beneficiary or a Permissible Transferee as defined in Section 10.1(a)] may elect to defer the gain associated with the exercise of an Award (other than an Incentive Stock Option) into and subject to the terms of any nonqualified deferred compensation program (i) maintained by the Company or any Subsidiary and (ii) designated by the Committee. Any gain attributable to an NSO to be deferred under this section will be credited to a Stock fund established under the nonqualified deferred compensation plan, will subsequently be valued solely with reference to the Fair Market Value of Stock and will be distributed in the form of Stock. Any gain attributable to an Award (other than an NSO) to be deferred under this section will be credited to an investment fund established under the nonqualified deferred compensation plan as directed by the deferring Participant and will be distributed in any form permitted by that nonqualified deferred compensation plan.

      (c) With the permission of the Committee, an Eligible Director who has been granted a Director Option or has received a Stock Unit under the Plan may transfer such Director Option or Stock Unit to a revocable inter vivos trust as to which the Eligible Director is the settlor or may transfer such Director Option or Stock Unit to a "Permissible Transferee." A Permissible Transferee shall be defined as any member of the immediate family of the Eligible Director; any trust, whether revocable or irrevocable, solely for the benefit of members of the Eligible Director's immediate family; any partnership or limited liability company whose only partners or members are members of the Eligible Director's immediate family; or an organization described in

Section 501(c)(3) of the Code. Any such transferee shall remain subject to all of the terms and conditions applicable to such Director Option or Stock Unit and subject to the rules and regulations prescribed by the Committee. A Permissible Transferee [other than an organization described in Section 501(c)(3) of the Code] may not retransfer a Director Option or Stock Unit except by will or the laws of descent and distribution and then only to another Permissible Transferee. Other than as described above, a Director Option granted or Stock Unit received under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Eligible Director to whom granted or by whom received, may be exercised only by the Eligible Director or the Eligible Director's guardian or legal representative.

      10.2 Beneficiary Designation. Each Participant and each Eligible Director may from time to time name a beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of the Participant's or Eligible Director's death. Each designation shall revoke all prior designations by the same Participant or Eligible Director, shall be in a form prescribed by the Committee, and shall be effective only when filed in writing with the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant's or Eligible Director's death shall be paid to the Participant or Eligible Director's surviving spouse, if any, or otherwise to the Participant's or Eligible Director's estate and Options outstanding at the Eligible Director's death shall be exercised by the Participant or Eligible Director's surviving spouse, if any, or otherwise by the Participant's or Eligible Director's estate.

      10.3 No Guarantee of Employment or Participation. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary. No Employee shall have a right to be selected as a Participant, or, having been so selected, to receive any future Awards. Nothing in the Plan shall confer upon an Eligible Director a right to continue to serve on the Board or to be nominated for reelection to the Board.

      10.4 Tax Withholding. The Company shall have the power to withhold, or require a Participant or Eligible Director to remit to the Company, an amount sufficient to satisfy Federal, state, and local withholding tax requirements on any Award under the Plan, and the Company may defer payment of cash or issuance of Stock until such requirements are satisfied. The Committee may, in its discretion, permit a Participant or an Eligible Director to elect, subject to such conditions as the Committee shall impose, (a) to have shares of Stock otherwise issuable under the Plan withheld by the Company or (b) to deliver to the Company previously acquired shares of Stock having a Fair Market Value sufficient to satisfy all or part of the Participant's or the Eligible Director's estimated total Federal, state, and local tax obligation associated with the transaction.

      10.5 Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgment in any such action, suit, or proceeding against such person provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or code of regulations, by contract, as a matter of law, or otherwise.

      10.6 No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its Employees or directors, in cash or property, in a manner which is not expressly authorized under the Plan.

      10.7 International Employees. It is the Company's desire to provide the same motivation to materially increase shareholder value and to enable the Company to attract and retain the services of outstanding managers in the international locations where the Company maintains facilities and employs people. To this end, the Company will adopt incentives in its foreign locations that provide as closely as possible the same motivational effect as Options provide to domestic Participants. The Committee may grant Options to employees who are subject to the tax laws of nations other than the United States, which Options may have terms and conditions that differ from other Options granted under the Plan for the purposes of complying with foreign tax laws.

      10.8 Requirements of Law. The making of Awards and the issuance of shares of Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding the foregoing, no Stock shall be issued under the Plan unless the Company is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Stock delivered under the Plan may be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed or traded, the Nasdaq National Market or any applicable federal or state securities law. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

      10.9 Term of Plan. The Plan shall be effective upon its adoption by the Committee, subject to approval by the Board and approval by the affirmative vote of the holders of a majority of the shares of voting stock present in person or represented by proxy at the 1996 Annual Meeting. The Plan shall continue in effect, unless sooner terminated pursuant to Section 9, until the tenth anniversary of the date on which it is adopted by the Board.

      10.10 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Ohio.

      10.11 No Impact On Benefits. Plan Awards are not compensation for purposes of calculating an Employee's rights under any employee benefit plan.

                                   [GRAPHIC]

                               THE SCOTTS COMPANY

                2002 FINANCIAL STATEMENTS AND OTHER INFORMATION





                                 [SCOTTS LOGO]

                               THE SCOTTS COMPANY

                           2002 FINANCIAL STATEMENTS
                             AND OTHER INFORMATION

                          MESSAGE TO OUR SHAREHOLDERS

     This 2002 Financial Statements and Other Information booklet contains our audited consolidated financial statements and all of the information that the regulations of the Securities and Exchange Commission (the "SEC") require be presented in an Annual Report to Shareholders. For legal purposes, this is The Scotts Company's 2002 Annual Report to Shareholders. This booklet does not contain all of the information included in The Scotts Company's 2002 Annual Report on Form 10-K. HOWEVER, THE 2002 ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SEC (EXCLUDING EXHIBITS, UNLESS SUCH EXHIBITS HAVE BEEN SPECIFICALLY INCORPORATED BY REFERENCE THEREIN), WILL BE PROVIDED TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE SCOTTS COMPANY, INVESTOR RELATIONS DEPARTMENT, 14111 SCOTTSLAWN ROAD, MARYSVILLE, OHIO 43041.
                             ---------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Message to Our Shareholders.................................    1
A Brief Description of Our Business.........................    2
Selected Financial Data.....................................    4
Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................    6
Quantitative and Qualitative Disclosures About Market
  Risk......................................................   23
Index to Consolidated Financial Statements..................   25
Stock Price and Dividend Information........................   75
Officers and Directors of The Scotts Company................   76

                       A BRIEF DISCUSSION OF OUR BUSINESS

     The Scotts Company (together with its subsidiaries, "Scotts" or the "Company") is among the most widely recognized marketers and manufacturers of products for lawns, gardens and professional horticulture, and is rapidly expanding into the lawncare service industry.

     We believe that our market leadership in the lawn and garden category is driven by our leading brands, consumer-focused marketing, superior product performance, supply chain competency and the strength of our extensive relationships with major U.S. retailers in our categories. Our portfolio of consumer brands, each of which we believe holds a leading market share position in its respective U.S. markets, includes the following:

     - Miracle-Gro(R)
     - Scotts(R)
     - Ortho(R)
     - Roundup(R)*
     - Turf Builder(R)
     - Osmocote(R)
     - Hyponex(R)

     Our portfolio of European Union brands includes the following:

     - Celaflor(R)
     - Fertiligene(R)
     - KB(R)
     - Levington(R)
     - Miracle-Gro(R)
     - Nexa-Lotte(R)
     - Shamrock(R)
     - Substral(R)
     - Weedol(R)

     We divide our business into four reporting segments:

     - North American Consumer;
     - Scotts LawnService(R);
     - Global Professional; and
     - International Consumer.

  NORTH AMERICAN CONSUMER

     In our North American Consumer segment, we manufacture and market products that provide fast, easy and effective assistance to homeowners who seek to nurture beautiful, weed and pest-free lawns, gardens and indoor plants. These products are sold under brand names that people know and trust, and that incorporate many of the best technologies available. These products include:

    TURF BUILDER(R). We sell a complete line of granular lawn fertilizer and combination products which include fertilizer and crabgrass control, weed control or pest controls under the Scotts(R) Turf Builder(R) brand name. The Turf Builder(R) line of products is designed to make it easy for do-it-yourself consumers to select and properly apply the right product in the right quantity for their lawns.

    MIRACLE-GRO(R). We sell a complete line of plant foods under the Miracle-Gro(R) brand name. The leading product is a water-soluble plant food that, when dissolved in water, creates a diluted nutrient solution which is poured over plants or sprayed through an applicator and rapidly absorbed by a plant's roots and leaves. Miracle-Gro(R) products are specially formulated to give different kinds of plants the right kind of nutrition. While Miracle-Gro(R) All-Purpose Water-Soluble Plant food is the leading product in the Miracle-Gro(R) line by market share, the Miracle-Gro(R) line includes other products such as Miracle-Gro(R) Rose Plant Food, Miracle-Gro(R) Tomato Plant Food, Miracle-Gro(R) Lawn Food and Miracle-Gro(R) Bloom Booster(R). Miracle-Gro(R) continues to develop ways to improve the convenience of its products for the consumer. The Miracle-Gro(R) Garden Feeder provides consumers with an easy, fast and effective way to feed all the plants in their garden. We also introduced a high quality, slow release line of Miracle-Gro(R) plant foods for extended feeding convenience sold as Miracle-Gro(R) Shake 'n Feed.

---------------

* Roundup(R) is a registered trademark of Monsanto Technology LLC (an affiliate of Monsanto Company). We market and distribute consumer Roundup(R) products for Monsanto under a marketing agreement.

                                      ----

    ORTHO(R). We sell a broad line of weed control, indoor and outdoor pest control and plant disease control products under the Ortho(R) brand name. Ortho(R) products are available in aerosol, liquid ready-to-use, concentrated, granular and dust forms. Ortho(R) control products include Weed-B-Gon(R), Brush-B-Gon(R), Bug-B-Gon(R), RosePride(R), Ortho-Klor(R), Ant-Stop(R), Orthene(R) Fire Ant control, Ortho(R) Home Defense(R) and Flea-B-Gon(R).

    GROWING MEDIA. We sell a complete line of growing media products for indoor and outdoor uses under the Miracle-Gro(R), Scotts(R), Hyponex(R), Earthgro(R) and Nature Scapes(R) brand names, as well as other labels. These products include potting mix, garden soils, topsoil, manures, sphagnum peat and decorative barks and mulches. The addition of the Miracle-Gro(R) brand name and fertilizer to potting mix and garden soils has turned previously low-margin commodity products into value-added category leaders.

    ROUNDUP(R). In 1998, we entered into a long-term marketing agreement with Monsanto and became Monsanto's exclusive agent for the marketing and distribution of consumer Roundup(R) non-selective herbicide products in the consumer lawn and garden market within the United States and other specified countries, including Australia, Austria, Canada, France, Germany and the United Kingdom.

    OTHER PRODUCTS. We manufacture and market several lines of high quality lawn spreaders under the Scotts(R) brand name, including Scotts EdgeGuard(TM) Total Performance spreaders, SpeedyGreen(R) rotary spreaders, AccuGreen(R) drop spreaders and Handy Green(R) II handheld lawn spreaders. We sell a line of hose-end applicators for water-soluble plant foods such as Miracle-Gro(R) products, and lines of applicators under the Ortho(R), Dial 'N Spray(R), and Pull 'N Spray(R) trademarks for the application of certain insect control products. We also sell numerous varieties and blends of high quality grass seed, many of them proprietary, designed for different conditions and geographies. These consumer grass seed products are sold under the Scotts(R) Pure Premium(R), Scotts(R) Turf Builder(R), Scotts(R) and PatchMaster(R) brands.

  SCOTTS LAWNSERVICE(R)

     In addition to our products, we provide residential lawn care, lawn aeration, tree and shrub care and external pest control services through our Scotts LawnService(R) business in the United States. These services consist primarily of fertilizer, weed control, pest control and disease control applications. Scotts LawnService(R) had 60 company operated locations serving 42 metropolitan markets, and 45 independent franchise locations as of September 30, 2002.

  GLOBAL PROFESSIONAL

     Through our Global Professional segment, we sell professional products to commercial nurseries, greenhouses, landscape service providers and specialty crop growers in North America and internationally in many locations including Africa, Australia, the Caribbean, the European Union, Japan, Latin America, the Middle East, New Zealand and Southeast Asia.

     Our professional products include a broad line of sophisticated controlled-release fertilizers, water-soluble fertilizers, pesticide products, wetting agents and growing media products which are sold under brand names that include Banrot(R), Metro-Mix(R), Miracle-Gro(R), Osmocote(R), Peters(R), Poly-S(R), Rout(R), ScottKote(R), Sierrablen(R), Shamrock(R) and Sierra(R).

     Our Branded Plants business is also a part of the Global Professional segment. This business arranges for the sale of high-quality annual plants to retailers. The annuals are produced by independent growers according to a defined protocol and branded with Scotts' trademarks, in accordance with a licensing agreement. We receive a fee for each branded plant sold.

  INTERNATIONAL CONSUMER

     In our International Consumer segment, we sell consumer lawn and garden products in over 25 countries outside of North America. Our International Consumer segment also manages and markets the consumer Roundup(R) business with Monsanto outside of North America under a long-term marketing agreement.

     Our International Consumer products and brand names vary from country to country depending upon the market conditions, brand name strength and the nature of our strategic relationships in a given country. For example, in the United Kingdom, we sell Miracle-Gro(R) plant fertilizers, Weedol(R) and Pathclear(R) herbicides, EverGreen(R) lawn fertilizer and Levington(R) growing media. Our other international brands include KB(R) and Fertiligene(R) in France, Celaflor(R), Nexa-Lotte(R) and Substral(R) in Germany and Austria, and ASEF(R), KB(R) and Substral(R) in the Benelux countries.

                                      ----

                            SELECTED FINANCIAL DATA
                               FIVE YEAR SUMMARY
                    FOR THE FISCAL YEAR ENDED SEPTEMBER 30,
                     (IN MILLIONS EXCEPT PER SHARE AMOUNTS)

                                               2002(1)       2001(1)(2)       2000(1)       1999(3)       1998(4)
-----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS:
  Net sales(7)                                 $1,760.6       $1,695.8        $1,656.2      $1,550.6      $1,066.0
  Gross profit(7)(5)                             634.9          596.4          603.8         563.3          351.0
  Income from operations(5)                      239.2          116.4          210.2         196.1           94.1
  Income before extraordinary items and
    cumulative effect of change in
    accounting                                   101.0           15.5           73.1          69.1           37.0
  Income applicable to common
    shareholders                                  82.5           15.5           66.7          53.5           26.5
  Depreciation and amortization                   43.5           63.6           61.0          56.2           34.5
FINANCIAL POSITION:
  Working capital                                278.3          249.1          234.1         274.8          135.3
  Property, plant and equipment, net             329.2          310.7          290.5         259.4          197.0
  Total assets                                 1,901.4        1,843.0         1,761.4       1,769.6       1,035.2
  Total debt                                     829.4          887.8          862.8         950.0          372.5
  Total shareholders' equity                     593.9          506.2          477.9         443.3          403.9
CASH FLOWS:
  Cash flows from operating activities           224.3           65.7          171.5          78.2           71.0
  Investments in property, plant and
    equipment                                     57.0           63.4           72.5          66.7           41.3
  Cash invested in acquisitions,
    including payments on seller notes            63.0           37.6           19.3         506.2          151.4
RATIOS:
  Operating margin                                13.6%           6.9%          12.7%         12.6%           8.8%
  Current ratio                                    1.6            1.5            1.6           1.7            1.6
  Total debt to total book capitalization         58.3%          63.7%          64.3%         68.2%          48.0%
  Return on average shareholders' equity
    (book value)                                  15.0%           3.1%          14.5%         12.6%           6.7%
PER SHARE DATA:
  Basic earnings per common share(8)           $  2.81        $  0.55         $ 2.39        $ 2.93        $  1.42
  Diluted earnings per common share(8)            2.61           0.51           2.25          2.08           1.20
  Price to diluted earnings per share,
    end of period                                 16.0           66.9           14.9          16.6           25.5
  Stock price at year-end                        41.69          34.10          33.50         34.63          30.63
  Stock price range -- High                      50.35          47.10          42.00         47.63          41.38
  Stock price range -- Low                       34.45          28.88          29.44         26.63          26.25
OTHER:
  EBITDA(6)                                      282.6          180.0          271.2         252.3          128.6
  EBITDA margin(6)                                16.1%          10.6%          16.4%         16.3%          12.1%
  Interest coverage (EBITDA/interest
    expense)(6)                                    3.7            2.1            2.9           3.2            4.0
  Average common shares outstanding               29.3           28.4           27.9          18.3           18.7
  Common shares used in diluted earnings
    per common share calculation                  31.7           30.4           29.6          30.5           30.3
  Dividends on Class A Convertible
    Preferred Stock                            $   0.0        $   0.0         $  6.4        $  9.7        $   9.8

NOTE: Prior year presentations have been changed to conform to fiscal 2002 presentation; these changes did not impact net income.

                                      ----

NOTES TO SELECTED FINANCIAL DATA FIVE YEAR SUMMARY TABLE

(1) Includes various Scotts LawnService(R) acquisitions from dates acquired.

(2) Includes Substral(R) brand acquired from Henkel KGaA from January 2001.

(3) Includes Rhone-Poulenc Jardin (nka Scotts France SAS) from October 1998, ASEF Holding BV from December 1998 and the non-Roundup(R) ("Ortho") business from January 1999.

(4) Includes EarthGro, Inc. from February 1998.

(5) Income from operations for fiscal 2002, 2001 and 1998 includes $8.1, $75.7 and $20.4 of restructuring and other charges, respectively. Gross profit for fiscal 2002 and 2001 includes $1.7 and $7.3 of restructuring and other charges, respectively.

(6) EBITDA is defined as income from operations, plus depreciation and amortization. We believe that EBITDA provides additional information for determining our ability to meet debt service requirements. EBITDA does not represent and should not be considered as an alternative to net income or cash flow from operations as determined by generally accepted accounting principles, and EBITDA does not necessarily indicate whether cash flow will be sufficient to meet cash requirements. EBITDA margin is calculated as EBITDA divided into net sales. Our measure of EBITDA may not be similar to other similarly titled captions used by other companies.

(7) For fiscal 2002, we adopted EITF 00-25 "Accounting for Consideration from a Vendor to a Retailer in Connection with the Purchase or Promotion of the Vendor's Products" which requires that certain consideration from a vendor to a retailer be classified as a reduction in sales. As have many other companies, we have historically classified these as advertising and promotion costs. The information for all periods presented reflects this new method of presentation. Also, certain expenses previously recorded as advertising were reclassified to marketing within selling, general and administrative expenses. The amounts reclassified as a result of adopting this new accounting policy are as follows:

                                                       For the years ended September 30,
                                                      ------------------------------------
                                                       2001      2000      1999       1998
------------------------------------------------------------------------------------------
Net sales                                             $(51.1)   $(53.6)   $(51.9)   $(17.3)
Gross profit                                           (54.2)    (55.5)    (51.9)    (17.3)
Advertising                                            (61.1)    (64.8)    (56.2)    (17.3)
Selling, general and administrative                      6.9       9.3       4.3

(8) Basic and diluted earnings per share would have been as follows if the accounting change for intangible assets adopted in the fiscal year beginning October 1, 2001, had been adopted as of October 1, 1999:

                                                                           For the years
                                                                               ended
                                                                           September 30,
                                                                           --------------
                                                                           2001     2000
-----------------------------------------------------------------------------------------
Income available to common shareholders                                    $32.1    $83.4
Basic earnings per share                                                    1.13     2.98
Diluted earnings per share                                                  1.05     2.81

                                      ----

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

     Scotts is a leading manufacturer and marketer of consumer branded products for lawn and garden care and professional horticulture in the United States and Europe. We also have a presence in Australia, the Far East, Latin America and South America. Also, in the United States, we operate the second largest residential lawn service business, Scotts LawnService(R). Our operations are divided into four business segments: North American Consumer, Scotts LawnService(R), International Consumer, and Global Professional. The North American Consumer segment includes the Lawns, Gardens, Growing Media, Ortho and Canadian business groups.

     In fiscal 2002 we continued the rapid expansion of our Scotts LawnService(R) business. Through acquisitions and internal growth, revenues increased from nearly $42 million in fiscal 2001 to over $75 million in fiscal 2002. We expect to do approximately $30 million of lawn service acquisitions annually for fiscal 2003 and beyond.

     As a leading consumer branded lawn and garden company, we focus our consumer marketing efforts, including advertising and consumer research, on creating consumer demand to pull products through the retail distribution channels. In the past three years, we have spent approximately 5% of our gross sales annually on media advertising to support and promote our products and brands. We have applied this consumer marketing focus for the past several years, and we believe that Scotts receives a significant return on these marketing expenditures. We expect that we will continue to focus our marketing efforts toward the consumer and make additional significant investments in consumer marketing expenditures in the future to continue to drive market share and sales growth. In fiscal 2003 we expect to increase advertising spending and our advertising to net sales ratio as we deliver a new media message for the Ortho line, increase our advertising reach in Europe and continue to have the largest share of voice in the lawn and garden category in North America.

     Our sales are susceptible to global weather conditions, primarily in North America and Europe. For instance, periods of wet weather can slow fertilizer sales but can create increased demand for pesticide sales. We believe that our past acquisitions have diversified both our product line risk and geographic risk to weather conditions.

     Our operations are also seasonal in nature. In fiscal 2001, net sales by quarter were 8.7%, 42.1%, 35.2% and 14.0% of total year net sales, respectively. Operating losses were reported in the first and fourth quarters of fiscal 2001 while significant profits were recorded for the second and third quarters. The sales trend in fiscal 2002 followed a somewhat different pattern than our historical experience due to retailer initiatives to reduce their investment in inventory and improve their inventory turns. This has caused a sales shift from the second quarter to the third and fourth quarters that coincides more closely to when consumers buy our products. Net sales by quarter were 9.3%, 34.2%, 39.3% and 17.2% in fiscal 2002. The trend of operating losses in the first and fourth quarters and significant operating profits in the second and third quarters continued in fiscal 2002. There has also been a shift in profitability between the second and third quarters with the third quarter now more profitable than the second.

     In fiscal 2001, restructuring and other charges of $75.7 million were recorded for reductions in work force, facility closures, asset writedowns, and other related costs. Certain costs associated with this restructuring initiative, including costs related to the relocation of equipment, personnel and inventory, were not recorded as part of the restructuring costs in fiscal 2001. These costs, which totaled $4.1 million, were recorded as they were incurred in fiscal 2002 as required under generally accepted accounting principles in the United States.

     In fiscal 2002 we announced a major initiative to improve the operations and profitability of our European-based consumer and professional businesses. Over the next three years we anticipate spending $50 to $60 million on various projects, approximately 25% of which will be capital expenditures. Certain projects will result in the recognition of restructuring and other charges over the duration of this initiative. In the fourth quarter of fiscal 2002 we announced the closure of a manufacturing plant in Bramford, England. The closure will occur in late fiscal 2003. The depreciation of fixed assets at the facility will be

                                      ----
accelerated so that they are fully depreciated by the closure date. In the fourth quarter of fiscal 2002 $4.0 million of severance and additional pension costs related to the closure were recorded and reported as restructuring and other charges.

     In fiscal 2001, Scotts adopted accounting policies that required certain amounts payable to customers or consumers related to the purchase of our products to be recorded as a reduction in net sales rather than as advertising and promotion expense (e.g., volume rebates and coupons). In fiscal 2002, Scotts adopted EITF 00-25, "Accounting for Consideration from a Vendor to a Retailer in Connection with the Purchase or Promotion of the Vendor's Products." This standard requires Scotts to record certain of its cooperative advertising expenditures as reductions of net sales rather than as advertising and promotion expense. Results for fiscal years 2001 and 2000 have been reclassified to conform to this new presentation method for these expenses.

     In addition, in fiscal 2002 we adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets." This statement eliminates the requirement to amortize indefinite-lived assets and goodwill. It also requires an initial impairment test on all indefinite-lived assets as of the date of adoption of this standard and impairment tests done at least annually thereafter. As a result of adopting the standard as of October 1, 2001, amortization expense for fiscal 2002 was reduced by approximately $21.0 million.

     We completed our impairment analysis in the second quarter of 2002, taking into account additional guidance provided by EITF 02-07, "Unit of Measure for Testing Impairment of Indefinite-Lived Intangible Assets." As a result, a pre-tax impairment charge related to the value of tradenames in our German, French and United Kingdom consumer businesses of $29.8 million was recorded as of October 1, 2001. After income taxes, the net charge was $18.5 million which is recorded as a cumulative effect of a change in accounting principle. There was no goodwill impairment as of the date of adoption.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

     The following discussion and analysis of the consolidated results of operations and financial position should be read in conjunction with our Consolidated Financial Statements included elsewhere in this booklet.

     Our discussion and analysis of our financial condition and results of operations is based upon our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate our estimates, including those related to customer programs and incentives, product returns, bad debts, inventories, intangible assets, income taxes, restructuring, environmental matters, contingencies and litigation. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions. The estimates that we believe are most critical to our reporting of results of operations and financial position are as follows:

     - We have significant investments in property and equipment, intangible assets and goodwill. Whenever changing conditions warrant, we review the realizability of the assets that may be impacted. At least annually we review indefinite-lived intangible assets for impairment. The review for impairment of long-lived assets, intangibles and goodwill takes into account estimates of future cash flows. Our estimates of future cash flows are based upon budgets and longer-range plans. These budgets and plans are used for internal purposes and are also the basis for communication with outside parties (lenders, analysts, etc.) about future business trends. While we believe the assumptions we use to estimate future cash flows are reasonable, there can be no assurance that the expected future cash flows will be realized. As a result, impairment charges that possibly should have been recognized in earlier periods may not be recognized until later periods if actual results deviate unfavorably from earlier estimates.

                                      ----

     - We continually assess the adequacy of our reserves for uncollectible accounts due from customers. However, future changes in our customers' operating performance and cash flows or in general economic conditions could have an impact on their ability to fully pay these amounts which could have a material impact on our operating results.

     - Reserves for product returns are based upon historical data and current program terms and conditions with our customers. Changes in economic conditions, regulatory actions or defective products could result in actual returns being materially different than the amounts provided for in our interim or annual results of operations.

     - Reserves for excess and obsolete inventory are based on a variety of factors, including product changes and improvements, changes in active ingredient availability and regulatory acceptance, new product introductions and estimated future demand. The adequacy of our reserves could be materially affected by changes in the demand for our products or by regulatory or competitive actions.

     - As described more fully in the notes to the consolidated financial statements for the year ended September 30, 2002, we are involved in significant environmental and legal matters which have a high degree of uncertainty associated with them. We continually assess the likely outcomes of these matters and the adequacy of amounts, if any, provided for these matters. There can be no assurance that the ultimate outcomes will not differ materially from our assessment of them. There can also be no assurance that all matters that may be brought against us or that we may bring against other parties are known to us at any point in time.

     - We accrue for the estimated costs of customer volume rebates, cooperative advertising, consumer coupons and other trade programs as the related sales occur during the year. These accruals involve the use of estimates as to the total expected program costs and the expected sales levels. Historical results are also used to evaluate the accuracy and adequacy of amounts provided at interim dates and year end. There can be no assurance that actual amounts paid for these trade programs will not differ from estimated amounts accrued. However, we believe any such differences would not be material to our financial position or results of operations.

     - We record income tax liabilities utilizing known obligations and estimates of potential obligations. A deferred tax asset or liability is recognized whenever there are future tax effects from existing temporary differences and operating loss and tax credit carryforwards. Valuation allowances are used to reduce deferred tax assets to the balance that is more likely than not to be realized. We must make estimates and judgments on future taxable income, considering feasible tax planning strategies and taking into account existing facts and circumstances, to determine the proper valuation allowance. When we determine that deferred tax assets could be realized in greater or lesser amounts than recorded, the asset balance and income statement reflects the change in the period such determination is made. Due to changes in facts and circumstances and the estimates and judgments that are involved in determining the proper valuation allowance, differences between actual future events and prior estimates and judgments could result in adjustments to this valuation allowance. The Company uses an estimate of its annual effective tax rate at each interim period based on the facts and circumstances available at that time, while the actual effective tax rate is calculated at year-end.

     - Also, as described more fully in notes to the consolidated financial statements, we have not accrued the deferred contribution under the Roundup(R) marketing agreement with Monsanto or the per annum charges thereon. We consider this method of accounting for the contribution payments to be appropriate after consideration of the likely term of the agreement, our ability to terminate the agreement without paying the deferred amounts, and the fact that approximately $18.6 million of the deferred amount is never paid, even if the agreement is not terminated prior to 2018, unless significant earnings targets are exceeded. At September 30, 2002, contribution payments and related per annum charges of approximately $50.2 million had been deferred under the agreement.

                                      ----

NEW ACCOUNTING STANDARDS NOT YET EFFECTIVE

     In July 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement modifies and amends the accounting for restructuring activities that are currently accounted for in accordance with EITF Issue 94-3 "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)". SFAS No. 146 requires most charges to be recorded when they are incurred, rather than when it is identified that a cost resulting from a restructuring activity is likely to be incurred. This Statement applies to restructuring activities occurring after December 31, 2002. The adoption of this standard will not have an impact on the Company's restructuring costs incurred prior to the adoption of SFAS No. 146. However the adoption of Statement 146 can be expected to impact the timing of liability recognition associated with future restructuring and exit activities.

     Also, in fiscal 2003 we will change our accounting for stock option grants prospectively. Grants awarded after September 30, 2002 will be expensed in accordance with Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation". Based on historical option grant levels, compensation expense is expected to increase by approximately $4 million in fiscal 2003. Since expensing occurs ratably over the three-year vesting period of the options, the full effect of expensing option grants, assuming similar levels of option grants in each of fiscal 2003, 2004 and 2005 and a constant option value for each of the awards, will be approximately $12 million per year beginning in fiscal 2005.

RESULTS OF OPERATIONS

     The following table sets forth the components of income and expense as a percentage of net sales for the three years ended September 30, 2002:

                                                           2002                  2001               2000
---------------------------------------------------------------------------------------------------------
Net sales                                                  100.0%                100.0%             100.0%
Cost of sales                                               63.9                  64.8               63.6
                                                           -----                 -----              -----
Gross profit                                                36.1                  35.2               36.4
Commission earned from marketing agreement, net              0.9                   1.2                1.8
Advertising                                                  4.7                   5.3                5.4
Selling, general and administrative                         18.7                  19.1               18.9
Restructuring and other charges                              0.4                   4.0                0.0
Amortization of goodwill and other intangibles               0.3                   1.6                1.6
Other income, net                                           (0.7)                 (0.5)              (0.4)
                                                           -----                 -----              -----
Income from operations                                      13.6                   6.9               12.7
Interest expense                                             4.3                   5.2                5.7
                                                           -----                 -----              -----
Income before income taxes                                   9.3                   1.7                7.0
Income taxes                                                 3.5                   0.8                2.6
                                                           -----                 -----              -----
Income before cumulative effect of accounting
  change                                                     5.8                   0.9                4.4
Cumulative effect of change in accounting for
  intangible assets, net of tax                             (1.1)                  0.0                0.0
                                                           -----                 -----              -----
Net income                                                   4.7                   0.9                4.4
Dividends on Class A Convertible Preferred Stock             0.0                   0.0                0.4
                                                           -----                 -----              -----
Income applicable to common shareholders                     4.7%                  0.9%               4.0%
                                                           =====                 =====              =====

                                      ----

     The following table sets forth net sales by business segment for the three years ended September 30, 2002:

                                                     2002                     2001                  2000
----------------------------------------------------------------------------------------------------------
                                                                        ($ millions)
North American Consumer:
  Lawns                                            $  523.3                 $  495.8              $  452.2
  Growing Media                                       330.6                    296.9                 287.0
  Ortho                                               220.9                    222.2                 236.1
  Gardens                                             141.1                    149.4                 149.8
  Canada                                               26.7                     26.5                  28.2
  Other                                                12.2                     26.0                  36.2
                                                   --------                 --------              --------
     Total                                          1,254.8                  1,216.8               1,189.5
Scotts LawnService(R)                                  75.6                     41.2                  21.4
International Consumer                                249.0                    252.1                 264.8
Global Professional                                   181.2                    185.7                 180.5
                                                   --------                 --------              --------
Consolidated                                       $1,760.6                 $1,695.8              $1,656.2
                                                   ========                 ========              ========

FISCAL 2002 COMPARED TO FISCAL 2001

     Net sales for fiscal 2002 increased nearly 4% to $1,760.6 million from $1,695.8 million in fiscal 2001.

     North American Consumer segment net sales were $1,254.8 million in fiscal 2002, an increase of $38.0 million, or 3.1% from net sales for fiscal 2001 of $1,216.8 million. Within the North American Consumer segment, compared to net sales for fiscal 2001, Lawns net sales increased over 5.5% due to strong acceptance of our new SummerGuard product and continued strong sales of Turf Builder(R) weed control products and grass seed; Growing Media sales increased over 11% due to continued strong performance of our value added line of Miracle-Gro(R) potting mix and garden soil. Ortho sales were down slightly from fiscal 2001 to fiscal 2002. Despite an increase in consumer purchases of certain product lines, overall Ortho sales declined slightly in fiscal 2002 as we reduced national television advertising support to reassess our campaign for this line and prepare for a new campaign in fiscal 2003. Gardens sales declined over 5.5%, primarily due to a colder and wetter May (the business' peak sales month) in the Midwest and Eastern portions of the U.S.

     Scotts LawnService(R) revenues increased over 83% from $41.2 million in fiscal 2001 to $75.6 million in fiscal 2002. The growth in revenue reflects the growth in the business from the acquisitions completed in fiscal 2002, new branch openings in late winter of 2001 and the growth in customers from our spring 2002 and fall 2001 marketing campaigns. Spending on acquisitions, including seller-financing, increased from nearly $18.0 million in fiscal 2001 to over $54.0 million in fiscal 2002. Due to one major acquisition, nearly one-half of fiscal 2002's acquisition spending occurred in August 2002 resulting in only a minor contribution to fiscal 2002's revenue growth.

     Net sales for the International Consumer segment were $249.0 million in fiscal 2002, which were $3.1 million, or 1.2%, lower than net sales for fiscal 2001. Excluding the effects of currency fluctuations, net sales declined over $7.0 million from fiscal 2001 to fiscal 2002. Efforts by retailers to reduce their inventory investment and more closely time their purchases to consumer purchases contributed to the year over year sales decrease.

     Net sales for the Global Professional segment were $181.2 million in fiscal 2002, which were $4.5 million, or 2.4%, lower than net sales for fiscal 2001. The decline was primarily in North America where our customers, the end-user growers, have been impacted by retailer initiatives to reduce inventory levels.

     Selling price changes were not material to net sales in fiscal 2002 or fiscal 2001.

     Gross profit increased $38.5 million in fiscal 2002 from fiscal 2001. As a percentage of net sales, gross profit was 36.1% of net sales in fiscal 2002 compared to 35.2% in fiscal 2001. In North America,

                                      ----
cost savings from our supply chain and purchasing initiatives to reduce manufacturing costs were partially offset by lower absorption of fixed costs due to lower production levels. Production levels were lowered in order to reduce North American inventory levels, which declined over $92 million from the end of fiscal 2001 to the end of fiscal 2002. Other factors affecting margins were better product mix, particularly in our Lawns and Growing Media businesses, and the increasing contribution of our rapidly growing Scotts LawnService(R) business which has higher margins than our other business units. Lastly, restructuring expenses included in cost of sales declined from $7.3 million in fiscal 2001 to $1.7 million in fiscal 2002 which improved gross profit as a percentage of net sales by 32 basis points.

     The net commission earned from marketing agreement in fiscal 2002 was $16.2 million compared to $20.8 million in fiscal 2001. The decrease from the prior year is primarily due to a $5.0 million increase in the contribution payment due to Monsanto to $20.0 million in fiscal 2002 from $15.0 million in fiscal 2001.

     Advertising expenses in fiscal 2002 were $82.2 million, a decrease of $6.9 million from advertising expenses in fiscal 2001 of $89.1 million. The decrease in advertising expenses from the prior year is primarily due to efficiencies from improved media buying and lower rates and reduced media spending on the Ortho line which was replaced with more in-store promotional support, which is a marketing expense included in selling, general and administrative expenses.

     Selling, general and administrative ("SG&A") expenses in fiscal 2002 were $336.0 million compared to $392.5 million for fiscal 2001. The reduction is primarily due to restructuring and other charges of $68.4 million in fiscal 2001 compared to only $6.4 million in fiscal 2002. Excluding restructuring expenses in both fiscal years, the $3.0 million environmental charge in fiscal 2002 and selling, general and administrative expenses of the Scotts LawnService(R) business from both fiscal 2002 and 2001 results, SG&A expenses were $295.8 million, or 17.6% of net sales, in fiscal 2002 compared to $307.5 million, or 18.6% of net sales in fiscal 2001 which reflects the benefits in fiscal 2002 from the cost reduction efforts undertaken in 2001 through reduction in workforce and other restructuring activities even though other costs such as litigation related legal expenses and information systems support expenses increased in fiscal 2002 from fiscal 2001.

     Fiscal 2002 includes $1.7 million of restructuring charges in costs of goods sold related to the redeployment of inventory from closed plants and warehouses and $2.4 million in selling, general and administrative expenses related to the relocation of personnel for the restructuring activities initiated in fiscal 2001. Under generally accepted accounting principles in the United States, these costs have been expensed in the period incurred. Also, in the fourth quarter of fiscal 2002 approximately $4.0 million in restructuring charges, primarily severance and pension costs, related to the announced closure of a plant in Bramford, England were recorded. In fiscal 2001, $7.3 million of restructuring and other charges were recorded in cost of goods sold and $68.4 million in selling, general and administrative costs.

     Amortization of goodwill and intangibles in fiscal 2002 declined to $5.7 million from $27.7 million in fiscal 2001, primarily due to the adoption of SFAS No. 142 in fiscal 2002 as described previously.

     Other income was $12.0 million for fiscal 2002, compared to $8.5 million in fiscal 2001. The increase is primarily due to the gain and other income from the agreement for the cessation of peat extraction in the United Kingdom of approximately $6.6 million. This transaction with English Nature is more fully described in the "Liquidity and Capital Resources" section. This gain was partially offset by lower royalty income due to the phase out in 2002 of a lawn mower program at a major North American retailer and a one-time insurance settlement gain in fiscal 2001.

     Income from operations for fiscal 2002 was $239.2 million, compared with $116.4 million for fiscal 2001. The increase in income from operations over the prior year is the result of lower restructuring expenses, increased gross margin from the increase in net sales, lower advertising spending, lower selling, general and administrative expenses, and the effect of the change in accounting for amortization of indefinite-lived assets.

     For segment reporting purposes, earnings before interest, taxes and amortization is used as the measure for Income from Operations ("operating income"). On that basis, operating income in the North

                                      ----

American Consumer segment increased from $250.7 million for fiscal 2001 to $273.7 million for fiscal 2002 on an increase in net sales from $1,216.8 million in fiscal 2001 to $1,254.8 million in fiscal 2002. Gross margin improvement from supply chain cost reductions, improved mix in Lawns and Growing Media, and reduced media spending levels offset by lower overhead absorption due to lower production levels, lower Roundup commission and lower licensee royalties generated the improvement of North American Consumer operating income.

     Scotts LawnService's(R) operating income increased from $4.7 million in fiscal 2001 to $8.8 million in fiscal 2002 due to the over 80% increase in net sales driven by internal growth and acquisitions.

     International Consumer operating income was $16.6 million for fiscal 2002, compared to a loss of $4.0 million for fiscal 2001 even though net sales declined to $249.0 million from $252.1 million during the periods. Income increased due to the peat transaction with English Nature, lower spending on selling, general and administrative expenses, and restructuring charges which declined from $10.5 million in fiscal 2001 to $4.5 million in fiscal 2002.

     Global Professional operating income increased slightly to $13.1 million in fiscal 2002 from $12.7 million in fiscal 2001 despite a slight reduction in net sales due to cost controls implemented in fiscal 2002.

     Interest expense for fiscal 2002 was $76.3 million, a decrease of $11.4 million from interest expense for fiscal 2001 of $87.7 million. The decrease in interest expense was primarily due to a reduction in average borrowings as compared to the prior year due to increased profitability and lower working capital, and lower interest rates on our debt. The weighted average cost of debt was 7.65% in fiscal 2002 compared to 8.47% in fiscal 2001.

     Income tax expense for fiscal 2002 was $61.9 million, compared with income tax expense for fiscal 2001 of $13.2 million. The increase in income tax expense from the prior year is the result of higher pre-tax income in fiscal 2002 for the reasons noted above. The lower estimated income tax rate for fiscal 2002 of 38% compared to 46% for fiscal 2001 is primarily due to effect of the elimination of amortization expense for book purpose that was not deductible for tax purposes and higher earnings in fiscal 2002.

     The Company reported income before cumulative effect of accounting changes of $101.0 million for fiscal 2002, compared to $15.5 million for fiscal 2001. After the charge of $29.8 million ($18.5 million, net of tax) for the impairment of tradenames in our German, French and United Kingdom businesses, net income for fiscal 2002 was $82.5 million, or $2.61 per diluted share, compared to net income of $15.5 million or $.51 per diluted share in fiscal 2001. If SFAS No. 142 had been adopted as of the beginning of fiscal 2001 diluted earnings per share for fiscal 2001 would have been $1.05 excluding impairment charges, if any, that would have been recorded upon adoption at October 1, 2000. Diluted earnings per share in fiscal 2002 would have been $3.19 per share if the impairment charge was excluded.

     Average diluted shares outstanding increased from 30.4 million in fiscal 2001 to 31.7 million in fiscal 2002 due to option and warrant exercises, and the impact on common stock equivalents of a higher average share price in fiscal 2002.

FISCAL 2001 COMPARED TO FISCAL 2000

     Net sales for fiscal 2001 were $1,695.8 million, an increase of 2.4% over fiscal 2000 sales of $1,656.2 million. As discussed below, net sales increased over 2.3% in the North American Consumer segment; whereas, net sales declined by 4.8% in the International Consumer segment and Global Professional net sales were up 2.9%. Net sales for the Scotts LawnService(R) segment increased 92.5% in fiscal 2001 over fiscal 2000.

     North American Consumer net sales were $1,216.8 million in fiscal 2001 compared to net sales of $1,189.5 million. Net sales in the Lawns business within this segment were $495.8 million in fiscal 2001, a 9.6% increase over fiscal 2000 net sales of $452.2 million, primarily due to the introduction of a new line of grass seed products. Net sales in the Growing Media business increased 3.5% to $296.9 million in fiscal 2001 from $287.0 million in fiscal 2000 due to the continuation of the successful roll out of the value-added line of Miracle-Gro(R) branded garden and potting soils in the Growing Media business. Sales

                                      ----
of branded soils increased from $74 million in fiscal 2000 to $101 million in fiscal 2001. Net sales in the Ortho business decreased 5.9% to $222.2 million in fiscal 2001 from $236.1 million in fiscal 2000 due primarily to the weather and product availability issues due to ERP system data problems. The other sales category consists of sales under a supply agreement to the purchaser of the ProTurf(R) business in 2001 and actual sales of the ProTurf(R) business in fiscal 2000 prior to the date of sale.

     Selling price changes were not material to net sales in fiscal 2001 or fiscal 2000.

     Net sales in the Scotts LawnService(R) business increased 92.5% to $41.2 million in fiscal 2001 from $21.4 million in fiscal 2000. This growth reflects continued expansion through acquisitions and new branch openings, as well as the success of our direct marketing campaign utilizing the Scotts(R) brand name.

     International Consumer net sales decreased 4.8% to $252.1 million in fiscal 2001, compared to $264.8 million in fiscal 2000. Excluding the adverse impact of changes in exchange rates, net sales for International Consumer increased over 3% compared to the prior year. The increase in sales is primarily due to the successful sell-in of a new line of fertilizer products under the Substral(R) brand name acquired January 1, 2001.

     Net sales for Global Professional of $185.7 million for fiscal 2001 increased 2.9% from fiscal 2000 net sales of $180.5 million. Excluding the unfavorable impact of changes in foreign exchange rates, Global Professional net sales increased approximately 6.3% year over year. Approximately half of the increase was from professional seed sales which previously had been part of the Pro Turf business which was sold in May 2000.

     Gross profit decreased to $596.4 million in fiscal 2001, compared to $603.8 million in fiscal 2000. Excluding restructuring charges, gross profit was flat year over year. Gross profit, including restructuring charges, as a percentage of net sales was 35.2% in fiscal 2001 compared to 36.5% in fiscal 2000. The decrease in gross profit as a percentage of net sales was driven by the restructuring charges in fiscal 2001 which reduced gross profit by 90 basis points and unfavorable product mix in the Ortho and Gardens businesses and increased sales of seed which has a lower margin than fertilizers and control products, offset by lower distribution costs and the favorable margin impact from increased sales of value-added Growing Media products.

     The net commission earned from the Roundup(R) marketing agreement in fiscal 2001 was $20.8 million, compared to $29.3 million in fiscal 2000. Despite worldwide earnings for the consumer Roundup(R) business increasing by approximately $4.0 million from fiscal 2000 to fiscal 2001, the gross commission earned by Scotts was flat due to the increased earnings targets and reduced commission rate schedule in the commission calculation for 2001 as compared to 2000. In addition, the net commission decreased due to the $10 million increase in contribution expenses as specified in the agreement.

     Advertising expenses for fiscal 2001 were $89.1 million, compared to fiscal 2000 advertising expenses of $89.0 million. Advertising expense declined as a percentage of net sales due to the impact of improved media buying efficiencies and lower advertising rates compared to the prior year.

     Selling, general and administrative expenses for fiscal 2001 were $324.1 million, an increase of $11.3 million, or 3.6%, over similar expenses in fiscal 2000 of $312.8 million. As a percentage of sales, selling, general and administrative expenses were 19.1% for fiscal 2001, compared to 18.9% for fiscal 2000. The increase in selling, general and administrative expenses from the prior year is partially due to an increase in selling expenses as a result of the change in the selling and distribution model for the North American Consumer businesses. The increase in selling, general and administrative expenses is also due to an increase in information technology expenses from the prior year as a result of the cost of many information technology resources being capitalized toward the cost of our enterprise resource planning system ("ERP") in fiscal 2000 and the increased depreciation on the new ERP system in fiscal 2001. Most of these information technology resources have assumed a system support function that is now being expensed as incurred.

     Selling, general and administrative expenses associated with restructuring and other non-operating expenses were $68.4 million for fiscal 2001. These charges, along with the $7.3 million which is included

                                      ----
in cost of sales for the write-off of obsolete inventory, were primarily associated with the closure or relocation of certain plants and administrative facilities. Included in the $68.4 million charge in selling, general and administrative costs is $20.4 million to write-down to fair value certain property and equipment and other assets; $5.8 million of facility exit costs; $27.0 million of severance costs; and $15.2 million in other restructuring and other costs. The severance costs related to reduction in force initiatives and facility closures and consolidations in North America and Europe covering approximately 340 administrative, production, selling and other employees. Most severance costs were paid in fiscal 2002 with some payments extending into 2003. Most other fiscal 2001 restructuring related activities and costs were completed by the end of fiscal 2002.

     Amortization of goodwill and other intangibles increased to $27.7 million in fiscal 2001 from $27.1 million in fiscal 2000 due to the additional amortization related to the Substral(R) acquisition in December 2000 and numerous small acquisitions by Scotts LawnService(R) throughout fiscal 2001.

     Other income for fiscal 2001 was $8.5 million compared to $6.0 million for fiscal 2000. The increase in other income was primarily due to the favorable settlement of certain legal matters in fiscal 2001 and an insurance settlement from a seed warehouse fire. Fiscal 2000 results also included losses on the sale of miscellaneous assets which did not recur in fiscal 2001.

     Income from operations for fiscal 2001 was $116.4 million compared to $210.2 million for fiscal 2000. The decrease was the result of the restructuring and other charges and increased selling, general and administrative costs, the decline in the marketing agreement net commission and higher depreciation expense for the new ERP system in North America which was fully in service for all of fiscal 2001.

     For segment reporting purposes, earnings before interest, taxes and amortization is used as the measure for income from operations or operating income. On that basis, operating income in the North American Consumer segment increased from $243.3 million in fiscal 2000 to $250.7 million in fiscal 2001 due to the 2.3% increase in sales offset by lower margins due to mix and higher expenses for its sales force and the new ERP system. Scotts LawnService(R) had income from operations in fiscal 2001 of $4.7 million, compared to $0.9 million in fiscal 2000. This increase resulted from continued expansion through acquisitions and new branch openings. Operating income in the Global Professional segment declined from $26.4 million in fiscal 2000 to $12.7 million in fiscal 2001 due to lower sales due to poor weather and higher operating costs in the international Professional business, increased spending in biotechnology and new investments in branded plants initiatives. The operating cost structure in the international Professional business was addressed in the restructuring initiatives undertaken in late fiscal 2001. International Consumer segment operating income declined from income of $21.0 million in fiscal 2000 to a loss of $4.0 million in fiscal 2001. Excluding restructuring charges, International Consumer reported operating income of $6.0 million. The decline in income was due to lower sales related to poor weather in Europe and higher operating costs. The International Consumer cost structure was also addressed in 2001's restructuring initiatives. The Corporate operating loss increased from $54.2 million in fiscal 2000 to $120.0 million in fiscal 2001 primarily due to restructuring charges related to the domestic business.

     Interest expense for fiscal 2001 was $87.7 million, a decrease of $6.2 million from fiscal 2000 interest expense of $93.9 million. The decrease in interest expense was primarily due to favorable interest rates. The average rate on our variable rate debt was 7.85% in fiscal 2001, compared to 8.78% in fiscal 2000.

     Income tax expense was $13.2 million for fiscal 2001, compared to $43.2 million in fiscal 2000. The effective tax rate in fiscal 2001 was 46%, compared to 37.1% for fiscal 2000. The primary driver of the change in the effective tax rate was the restructuring and other charges recorded in fiscal 2001, which reduced pre-tax income thereby increasing the effect of non-deductible goodwill amortization on the effective tax rate. Also, the prior year effective tax rate benefited from the elimination of tax reserves due to the settlement of certain tax contingencies.

     Net income was $15.5 million for fiscal 2001, or $.51 per common share on a diluted basis, compared to net income of $73.1 million for fiscal 2000, or $2.25 per common share on a diluted basis. Common shares and equivalents used in the computation of fully diluted earnings per share in fiscal 2001 and

                                      ----
fiscal 2000 were 30.4 million and 29.6 million, respectively. The increase reflects more common share equivalents due to higher average stock prices and option exercises in fiscal 2001.

LIQUIDITY AND CAPITAL RESOURCES

     Cash provided by operating activities was $224.3 million for fiscal 2002, compared to $65.7 million for fiscal 2001. The improvement in cash provided by operations was primarily from increased profitability and improved working capital driven by a reduction in inventory of over $99 million in fiscal 2002 as compared to an increase of $68.5 million in fiscal 2001. The seasonal nature of our operations generally requires cash to fund significant increases in working capital (primarily inventory) during the first half of the year. Receivables and payables also build substantially in the second quarter in line with increasing sales as the season begins. These balances liquidate over the latter part of the second half of the year as the lawn and garden season winds down. As of the end of fiscal 2002, accounts receivable had not declined at the same pace as in the prior year because of the shift in sales to the third and fourth quarters from the second quarter in fiscal 2002. Net sales were $303.3 million in the fourth quarter of fiscal 2002 compared to $236.7 million in the fourth quarter of fiscal 2001. As a result, accounts receivable were $249.9 million at September 30, 2002 compared to $220.8 million at September 30, 2001. Other significant changes in balance sheet accounts affecting cash provided by operating activities were the payment in 2002 of $27.9 million of restructuring liabilities from the 2001 restructuring compared to a buildup of restructuring reserves in 2001 of $37.3 million and increases to other liabilities, primarily pension related obligations, added $33.6 million in fiscal 2002 compared to only $7.6 million in fiscal 2001. Deferred taxes added $21.2 million to cash flows from operating activities due to tax benefits from the payment of restructuring accruals from 2001 in fiscal 2002 and additional bonus depreciation recognized for tax purposes in fiscal 2002.

     Our pension liabilities increased dramatically in fiscal 2002 due to the decline in investment performance and interest rates. The unfunded status of our curtailed defined benefit plans in the United States increased from a deficit of $12.2 million at September 30, 2001 to a deficit of $29.2 million at September 30, 2002. Our International plans went from a deficit of $24.3 million in fiscal 2001 to a deficit of $50.2 million in fiscal 2002. Employer contributions to the plans in fiscal 2003 are not expected to increase appreciably from fiscal 2002 contributions of $7.8 million.

     In April 2002, our subsidiary in the United Kingdom, working in conjunction with Friends of the Earth (U.K.), reached agreement with English Nature on the cessation of peat extraction activities at three peat bogs leased by us. In late April 2002, we received payments totaling $18.1 million for the transfer of our interests in the properties and for the immediate cessation of all but a limited amount of peat extraction on one of the three sites. Approximately $13.0 million was recorded as deferred income and will be recognized in income over the 29 month period which began in May 2002 and coincides with the period we are allowed to complete extraction activities at the one site. An additional $2.8 million was received for peat inventory sold to English Nature which will be used for restoration activities to be conducted at the various sites. We will also receive compensation for services rendered from time to time in assisting English Nature in restoration activities. Further amounts of approximately $3.0 million will be payable to us upon cessation of peat extraction on the remaining site before October 2004 and the final transfer of interests in the property. This agreement is not expected to have an impact on the Company's ability to source these raw materials in the near term. The deferred revenue recorded in this transaction is included in the change in accrued taxes and liabilities for the portion to be recognized in fiscal 2003 and in the increase in other liabilities for the portion recognizable after fiscal 2003 in the Consolidated Statements of Cash Flows.

     Cash used in investing activities was $113.0 million for fiscal 2002, compared to $101.0 million in the prior year period. Payments on seller notes increased because of payments made on the Substral deferred purchase obligation in fiscal 2002. Cash payments on acquisitions completed by Scotts LawnService(R) increased to $30.5 million in fiscal 2002 from $13.0 million in fiscal 2001. The total value of acquisitions by Scotts LawnService(R), including property and equipment obtained in the acquisitions, in fiscal 2002 was $54.8 million, compared to nearly $18.0 million in fiscal 2001.

                                      ----

     In March 2002, an arbitration with Rhone-Poulenc Jardin concerning the amount paid for businesses acquired in 1998 was settled for a cash payment of $10.4 million to us of which $0.8 million was interest. After payment of legal fees of $2.6 million, the net proceeds of $7.0 million were recorded as reductions in goodwill and other indefinite-lived intangible assets. The net proceeds are reflected in the Consolidated Statements of Cash Flows as other cash flows from investing activities.

     Financing activities used cash of $41.8 million for fiscal 2002, compared to providing $21.4 million in the prior year. The decrease in cash from financing activities was primarily due to the repayment of borrowings under our credit facility in fiscal 2002 partially offset by the $70 million issuance of subordinated notes in January 2002. The net proceeds of this issuance were used to pay down borrowings on our revolving credit facility. Proceeds from the exercises of stock options increased to $19.7 million in fiscal 2002 from $17.0 million in fiscal 2001. In addition to option exercises in fiscal 2002, 1.2 million warrants were exercised in exchange for the issuance of 0.5 million treasury shares in a non-cash transaction.

     Our primary sources of liquidity are funds generated by operations and borrowings under our credit agreement. The credit agreement provided for borrowings in the aggregate principal amount of $1.1 billion consisting of term loan facilities in the aggregate amount of $525 million and a revolving credit facility in the amount of $575 million. Due to paydowns on our term loans, the amount available under the term loan facilities has been reduced to approximately $375 million as of September 30, 2002. Also, as of September 30, 2002, approximately $14 million of the $575 million revolving credit facility is committed for letters of credit; the balance of approximately $561 million is available for use.

     Total debt was $829.4 million as of September 30, 2002, a decrease of $58.4 million compared with total debt at September 30, 2001 of $887.8 million. The decrease in debt compared to the prior year was primarily due to scheduled debt repayments on our term loans during fiscal 2002 and the repayment of all borrowings on our revolver as of September 30, 2002 due to significantly improved cash flow from operations.

     At September 30, 2002 we are in compliance with all debt covenants. The credit agreement contains covenants on interest coverage and leverage. The credit agreement and the Subordinated Note indenture agreement also contain numerous negative covenants which we are also in compliance with in fiscal 2002. We expect to be in compliance with all covenants in fiscal 2003. There are no rating triggers in our credit agreement or the Subordinated Note indenture agreement.

     Total cash was $99.7 million at September 30, 2002, an increase of $81.0 million from September 30, 2001. Due to restrictions in our debt agreements on voluntary prepayments of indebtedness, we elected not to use the cash on hand at September 30, 2002 to paydown indebtedness because voluntary paydowns permanently reduce the total borrowing commitment available under the credit facility. A mandatory excess cash-flow prepayment of $24.4 million was paid in November 2002 based upon fiscal 2002's results of operations and cash flows.

     We did not repurchase any treasury shares in fiscal 2001 or fiscal 2002. We have not paid dividends on the common shares in the past and do not presently plan to pay dividends on the common shares. It is presently anticipated that earnings will be retained and reinvested to support the growth of our business or to pay down indebtedness. The payment of future dividends, if any, on common shares will be determined by the Board of Directors of Scotts in light of conditions then existing, including our earnings, financial condition and capital requirements, restrictions in financing agreements, business conditions and other factors.

     All of our off balance sheet financing is in the form of operating leases which are disclosed in the notes to consolidated financial statements. We have no financial guarantees or other arrangements with any related parties other than our subsidiaries. All material intercompany transactions are eliminated in our consolidated financial statements. Certain transactions with executive officers are fully described and disclosed in our proxy statement. Such transactions pertain primarily to office space provided to and administrative services provided by Hagedorn Partnership, L.P. and do not exceed $150,000 per annum.

                                      ----

     In late April 2002, a jury awarded us payment of $22.5 million for amounts owed to us by Central Garden & Pet, a former distributor. At the same time, we were ordered to pay Central Garden & Pet $12.1 million for fees and credits owed to them. The verdict is subject to further revision by post trial motions and is also appealable. The final outcome cannot be determined until the final judgment is entered by the court and all appeals, if any, are concluded. We are unable to predict at this time when the determination of a final amount will occur or when, or if, we will receive final payment.

     In July 2002, the Company's Board of Directors approved a plan designed to significantly improve the profitability of the International consumer and professional businesses. The plan includes implementation of an SAP platform throughout Europe, as well as efforts to optimize operations in the United Kingdom, France and Germany, including the creation of a global supply chain. We estimate that there will be a cash outlay of $50-$60 million, of which approximately 25% will be capital expenditures, to implement this plan fully over by the end of fiscal 2005. A restructuring and other charge of $4.0 million was recorded in the fourth quarter of fiscal 2002 related to one of the projects in the plan, the announced closure of a manufacturing plant in Bramford, England.

     During the first quarter of fiscal 2003, a fork lift accident occurred at Scotts' plant in Chino, California. The accident resulted in the death of a Scotts' associate. Scotts believes that workers' compensation insurance coverage is the family's exclusive remedy against Scotts and therefore does not currently anticipate any action by the family against Scotts. There is some risk, however, that claims will be made by the employee's family against third parties, in which case Scotts may become involved in the litigation. Scotts believes it has defenses to any attempt to add Scotts as a defendant, but there can be no guarantees at this point that the defense would be successful. As of December 10, 2002, we are not aware of any complaint that has been filed relating to the accident or any other action by the employee's family.

     We are party to various pending judicial and administrative proceedings arising in the ordinary course of business. These include, among others, proceedings based on accidents or product liability claims and alleged violations of environmental laws. We have reviewed our pending environmental and legal proceedings, including the probable outcomes, reasonably anticipated costs and expenses, availability and limits of our insurance coverage and have established what we believe to be appropriate reserves. We do not believe that any liabilities that may result from these proceedings are reasonably likely to have a material adverse effect on our liquidity, financial condition or results of operations.

     The following table summarizes our future cash outflows for contractual obligations as of September 30, 2002 (in millions):

                                                                 Payments Due by Period
                                                --------------------------------------------------------
Contractual Cash Obligations          Total     Less than 1 year   1-3 years   4-5 years   After 5 years
--------------------------------------------------------------------------------------------------------
Debt                                 $  845.7        $105.8         $ 89.4      $181.3        $469.2
Operating leases                         88.1          21.2           30.7        12.6          23.6
Unconditional purchase obligations      238.1          84.9           82.6        40.6          30.0
Fixed interest payments                   6.8           3.7            3.1
Annual contribution payment
  under 10 year term of
  marketing agreement                   150.0          25.0           50.0        50.0          25.0
                                     --------        ------         ------      ------        ------
Total contractual cash obligations   $1,328.7        $240.6         $255.8      $284.5        $547.8
                                     ========        ======         ======      ======        ======

     In our opinion, cash flows from operations and capital resources will be sufficient to meet debt service and working capital needs during fiscal 2003, and thereafter for the foreseeable future. However, we cannot ensure that our business groups will generate sufficient cash flow from operations or that future borrowings will be available under our credit facilities in amounts sufficient to pay indebtedness or fund other liquidity needs. Actual results of operations will depend on numerous factors, many of which are beyond our control.

                                      ----

ENVIRONMENTAL MATTERS

     We are subject to local, state, federal and foreign environmental protection laws and regulations with respect to our business operations and believe we are operating in substantial compliance with, or taking actions aimed at ensuring compliance with, such laws and regulations. We are involved in several legal actions with various governmental agencies related to environmental matters. While it is difficult to quantify the potential financial impact of actions involving environmental matters, particularly remediation costs at waste disposal sites and future capital expenditures for environmental control equipment, in the opinion of management, the ultimate liability arising from such environmental matters, taking into account established reserves, should not have a material adverse effect on our financial position. However, there can be no assurance that the resolution of these matters will not materially affect future quarterly or annual operating results.

MANAGEMENT'S OUTLOOK

     We are very pleased with the Company's performance in fiscal 2002. We entered the year having just completed a significant restructuring and reduction in force in the fourth quarter of fiscal 2001. We set challenging goals for 2002 such as aggressive growth in sales and profitability, improved customer service from our order processing and supply chain organizations, improved cash flows from better management of working capital and significant cost savings from the restructuring and from new supply chain initiatives to cut costs. We also faced unforeseen problems during the year such as retailer initiatives to reduce inventory levels and improve their inventory turns, and the bankruptcy of a major customer in the United States.

     We were successful in 2002 because we executed well on all fronts. Scotts LawnService(R) increased revenues over 80%, while closing on more than $50 million of acquisitions, and our supply chain organization met its cost reduction targets while reducing inventories in North America by over $90 million and improving customer service. Increased profitability and working capital management brought free cash flow of $161 million. We also saw improvement in our International businesses and improved our return on invested capital.

     Our success in fiscal 2002 sets the stage for fiscal 2003. We are committed to the continued improvement of our International businesses. We have embarked upon a three year plan to invest in systems and reorganize our International operations to drive profitable growth. We have aggressive growth and acquisition goals for Scotts LawnService(R). We expect continued excellence from our supply chain organization in efficient operations, customer service and cost cutting. We will invest in advertising and explore new distribution channels and products to leverage our strong brands and drive profitable growth in our North American businesses.

     We believe fiscal 2003 will be a year of profitable growth, with continued improvement in return on invested capital and strong cash flow.

FORWARD-LOOKING STATEMENTS

     We have made and will make "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 in our 2002 Summary Annual Report, in this booklet, in our 2002 Annual Report on Form 10-K and in other contexts relating to future growth and profitability targets and strategies designed to increase total shareholder value. Forward-looking statements also include, but are not limited to, information regarding our future economic and financial condition, the plans and objectives of our management and our assumptions regarding our performance and these plans and objectives.

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements to encourage companies to provide prospective information, so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the forward-looking statements. We desire to take advantage of the "safe harbor" provisions of that Act.

                                      ----

     Some forward-looking statements that we make in our 2002 Summary Annual Report, in this booklet, in our 2002 Annual Report on Form 10-K and in other contexts represent challenging goals for our company, and the achievement of these goals is subject to a variety of risks and assumptions and numerous factors beyond our control. Important factors that could cause actual results to differ materially from the forward-looking statements we make are described below. All forward-looking statements attributable to us or persons working on our behalf are expressly qualified in their entirety by the following cautionary statements.

     - OUR SUBSTANTIAL INDEBTEDNESS COULD ADVERSELY AFFECT OUR FINANCIAL HEALTH AND PREVENT US FROM FULFILLING OUR OBLIGATIONS.

      We have a significant amount of debt. Our substantial indebtedness could have important consequences. For example, it could:

        - make it more difficult for us to satisfy our obligations under outstanding indebtedness and otherwise;

        - increase our vulnerability to general adverse economic and industry conditions;

        - require us to dedicate a substantial portion of cash flows from operations to payments on our indebtedness, which would reduce the cash flows available to fund working capital, capital expenditures, advertising, research and development efforts and other general corporate requirements;

        - limit our flexibility in planning for, or reacting to, changes in our business and the industry in which we operate;

        - place us at a competitive disadvantage compared to our competitors that have less debt;

        - limit our ability to borrow additional funds; and

        - expose us to risks inherent in interest rate fluctuations because some of our borrowings are at variable rates of interest, which could result in higher interest expense in the event of increases in interest rates.

      Our ability to make payments on and to refinance our indebtedness and to fund planned capital expenditures and research and development efforts will depend on our ability to generate cash in the future. This, to some extent, is subject to general economic, financial, competitive, legislative, regulatory and other factors that are beyond our control.

      We cannot assure you that our business will generate sufficient cash flow from operations or that currently anticipated cost savings and operating improvements will be realized on schedule or at all. We also cannot assure you that future borrowings will be available to us under our credit facility in amounts sufficient to enable us to pay our indebtedness or to fund our other liquidity needs. We may need to refinance all or a portion of our indebtedness, on or before maturity. We cannot assure you that we will be able to refinance any of our indebtedness on commercially reasonable terms or at all.

     - RESTRICTIVE COVENANTS MAY ADVERSELY AFFECT US.

      Our credit facility and the indenture governing our outstanding senior subordinated notes contain restrictive covenants that require us to maintain specified financial ratios and satisfy other financial condition tests. Our ability to meet those financial ratios and tests can be affected by events beyond our control, and we cannot assure you that we will meet those tests. A breach of any of these covenants could result in a default under our credit facility and/or our outstanding senior subordinated notes. Upon the occurrence of an event of default under our credit facility and/or the senior subordinated notes, the lenders and/or noteholders could elect to declare the applicable outstanding indebtedness to be immediately due and payable and terminate all commitments to extend further credit. We cannot be sure that our lenders or the noteholders would waive a default or that we could pay the indebtedness in full if it were accelerated.

                                      ----

     - ADVERSE WEATHER CONDITIONS COULD ADVERSELY IMPACT FINANCIAL RESULTS.

      Weather conditions in North America and Europe have a significant impact on the timing of sales in the spring selling season and overall annual sales. An abnormally cold spring throughout North America and/or Europe could adversely affect both fertilizer and pesticide sales and therefore our financial results.

     - OUR HISTORICAL SEASONALITY COULD IMPAIR OUR ABILITY TO PAY OBLIGATIONS AS THEY COME DUE IN ADDITION TO OUR OPERATING EXPENSES.

      Because our products are used primarily in the spring and summer, our business is highly seasonal. For the past two fiscal years, more than 70% of our net sales have occurred in the second and third fiscal quarters combined. Our working capital needs and our borrowings peak near the middle of our second fiscal quarter because we are generating fewer revenues while incurring expenditures in preparation for the spring selling season. If cash on hand is insufficient to pay our obligations as they come due, including interest payments on our indebtedness, or our operating expenses, at a time when we are unable to draw on our credit facility, this seasonality could have a material adverse effect on our ability to conduct our business. Adverse weather conditions could heighten this risk.

     - PERCEPTIONS THAT THE PRODUCTS WE PRODUCE AND MARKET ARE NOT SAFE COULD ADVERSELY AFFECT US.

      We manufacture and market a number of complex chemical products, such as fertilizers, growing media, herbicides and pesticides, bearing one of our brand names. On occasion, allegations are made that some of our products have failed to perform up to expectations or have caused damage or injury to individuals or property. Based on reports of contamination at a third party supplier's vermiculite mine, the public may perceive that some of our products manufactured in the past using vermiculite are or may also be contaminated. Public perception that our products are not safe, whether justified or not, could impair reputation, involve us in litigation, damage our brand names and have a material adverse affect our business.

     - BECAUSE OF THE CONCENTRATION OF OUR SALES TO A SMALL NUMBER OF RETAIL CUSTOMERS, THE LOSS OF ONE OR MORE OF, OR SIGNIFICANT DECLINE IN ORDERS FROM, OUR TOP CUSTOMERS COULD ADVERSELY AFFECT OUR FINANCIAL RESULTS.

      North American Consumer net sales represent approximately 70% of our worldwide net sales. Our top four North American retail customers together accounted for over 75% of our North American Consumer fiscal 2002 net sales and 42% of our outstanding accounts receivable as of September 30, 2002. Home Depot, Wal-Mart, Lowe's and Kmart represented approximately 37%, 18%, 11% and 10%, respectively, of our fiscal 2002 North American Consumer net sales. The loss of, or reduction in orders from, Home Depot, Wal-Mart, Lowe's, Kmart or any other significant customer could have a material adverse effect on our business and our financial results, as could customer disputes regarding shipments, fees, merchandise condition or related matters. Our inability to collect accounts receivable from any of these customers could also have a material adverse affect.

      We do not have long-term sales agreements or other contractual assurances as to future sales to any of our major retail customers. In addition, continued consolidation in the retail industry has resulted in an increasingly concentrated retail base. To the extent such concentration continues to occur, our net sales and operating income may be increasingly sensitive to a deterioration in the financial condition of, or other adverse developments involving our relationship with, one or more customers.

      Kmart, one of our top customers, filed for bankruptcy relief under Chapter 11 of the bankruptcy code on January 22, 2002. Following such filing, and their successful obtaining of debtor-in-possession financing, we recommenced shipping products to Kmart, and we intend to continue shipping products to Kmart for the foreseeable future. If Kmart does not successfully emerge from its bankruptcy reorganization, our business could be adversely affected.

                                      ----

     - THE HIGHLY COMPETITIVE NATURE OF THE COMPANY'S MARKETS COULD ADVERSELY AFFECT THE ABILITY OF THE COMPANY TO GROW OR MAINTAIN REVENUES.

      Each of our segments participates in markets that are highly competitive. Many of our competitors sell their products at prices lower than ours, and we compete primarily on the basis of product quality, product performance, value, brand strength, supply chain competency and advertising. Some of our competitors have significant financial resources and research departments. The strong competition that we face in all of our markets may prevent us from achieving our revenue goals, which may have a material adverse affect on our financial condition and results of operations.

     - IF MONSANTO WERE TO TERMINATE THE MARKETING AGREEMENT FOR CONSUMER ROUNDUP(R) PRODUCTS WITHOUT BEING REQUIRED TO PAY ANY TERMINATION FEE, WE WOULD LOSE A SUBSTANTIAL SOURCE OF FUTURE EARNINGS.

      If we were to commit a serious default under the marketing agreement with Monsanto for consumer Roundup(R) products, Monsanto may have the right to terminate the agreement. If Monsanto were to terminate the marketing agreement for cause, we would not be entitled to any termination fee, and we would lose all, or a significant portion, of this significant source of earnings and overhead expense absorption the marketing agreement provides. Monsanto may also be able to terminate the marketing agreement within a given region, including North America, without paying us a termination fee if sales to consumers in that region decline:

        - over a cumulative three fiscal year period; or

        - by more than 5% for each of two consecutive fiscal years.

     - THE HAGEDORN PARTNERSHIP L.P. BENEFICIALLY OWNS APPROXIMATELY 37% OF OUR OUTSTANDING COMMON SHARES ON A FULLY DILUTED BASIS.

      The Hagedorn Partnership L.P. beneficially owns approximately 37% of our outstanding common shares on a fully diluted basis and has sufficient voting power to significantly influence the election of directors and the approval of other actions requiring the approval of our shareholders.

     - COMPLIANCE WITH ENVIRONMENTAL AND OTHER PUBLIC HEALTH REGULATIONS COULD INCREASE OUR COST OF DOING BUSINESS.

      Local, state, federal and foreign laws and regulations relating to environmental matters affect us in several ways. In the United States, all products containing pesticides must be registered with the United States Environmental Protection Agency ("U.S. EPA") and, in many cases, similar state agencies before they can be sold. The inability to obtain or the cancellation of any registration could have an adverse effect on our business. The severity of the effect would depend on which products were involved, whether another product could be substituted and whether our competitors were similarly affected. We attempt to anticipate regulatory developments and maintain registrations of, and access to, substitute chemicals. We may not always be able to avoid or minimize these risks.

      The Food Quality Protection Act, enacted by the U.S. Congress in August 1996, establishes a standard for food-use pesticides: that a reasonable certainty of no harm will result from the cumulative effect of pesticide exposures. Under this act, the U.S. EPA is evaluating the cumulative risks from dietary and non-dietary exposures to pesticides. The pesticides in our products, certain of which may be used on crops processed into various food products, continue to be evaluated by the U.S. EPA as part of this exposure risk assessment. It is possible that the U.S. EPA or a third party active ingredient registrant may decide that a pesticide we use in our products will be limited or made unavailable to us. For example, in June 2000, DowAgroSciences, an active ingredient registrant, voluntarily agreed to a gradual phase-out of residential uses of chlorpyrifos, an active ingredient used in our lawn and garden products. In December 2000, the U.S. EPA reached agreement with various parties, including manufacturers of the active ingredient diazinon, regarding a phased withdrawal from retailers by December 2004 of residential uses of products containing diazinon, used also in our lawn and garden products. We cannot predict the outcome or the

                                      ----
      severity of the effect of the U.S. EPA's continuing evaluations of active ingredients used in our products.

      The use of certain pesticide and fertilizer products is regulated by various local, state, federal and foreign environmental and public health agencies. Regulations regarding the use of some pesticide and fertilizer products may include requirements that only certified or professional users apply the product, that the products be used only in specified locations or that certain ingredients not be used. Users may be required to post notices on properties to which products have been or will be applied and may be required to notify individuals in the vicinity that products will be applied in the future. Even if we are able to comply with all such regulations and obtain all necessary registrations, we cannot assure you that our products, particularly pesticide products, will not cause injury to the environment or to people under all circumstances. The costs of compliance, remediation or products liability have adversely affected operating results in the past and could materially affect future quarterly or annual operating results.

      The harvesting of peat for our growing media business has come under increasing regulatory and environmental scrutiny. In the United States, state regulations frequently require us to limit our harvesting and to restore the property to an agreed-upon condition. In some locations, we have been required to create water retention ponds to control the sediment content of discharged water. In the United Kingdom, our peat extraction efforts are also the subject of legislation.

      In addition to the regulations already described, local, state, federal and foreign agencies regulate the disposal, handling and storage of waste, air and water discharges from our facilities. In June 1997, the Ohio Environmental Protection Agency ("Ohio EPA") initiated an enforcement action against us with respect to alleged surface water violations and inadequate treatment capabilities at our Marysville facility and is seeking corrective action under the Resource Conservation Recovery Act. We have met with the Ohio EPA and the Ohio Attorney General's office to negotiate an amicable resolution of these issues. On December 3, 2001, an agreed judicial Consent Order was submitted to the Union County Common Pleas Court and was entered by the court on January 25, 2002.

      In fiscal 2002, we made $0.3 in environmental capital expenditures and incurred approximately $5.4 million in other environmental expenses, compared with approximately $0.6 million in environmental capital expenditures and $2.1 million in other environmental expenses in fiscal 2001.

      The adequacy of these estimated future expenditures is based on our operating in substantial compliance with applicable environmental and public health laws and regulations and several significant assumptions:

      - that we have identified all of the significant sites that must be remediated;
      - that there are no significant conditions of potential contamination that are unknown to us; and
      - that with respect to the agreed judicial Consent Order in Ohio, that potentially contaminated soil can be remediated in place rather than having to be removed and only specific stream segments will require remediation as opposed to the entire stream.

      If there is a significant change in the facts and circumstances surrounding these assumptions or if we are found not to be in substantial compliance with applicable environmental and public health laws and regulations, it could have a material impact on future environmental capital expenditures and other environmental expenses and our results of operations, financial position and cash flows.

     - OUR SIGNIFICANT INTERNATIONAL OPERATIONS MAKE US SUSCEPTIBLE TO FLUCTUATIONS IN CURRENCY EXCHANGE RATES AND TO THE COSTS OF INTERNATIONAL REGULATION.

      We currently operate manufacturing, sales and service facilities outside of North America, particularly in the United Kingdom, Germany, France and the Netherlands. In fiscal 2002,

                                      ----
      international sales accounted for approximately 24% of our total sales. Accordingly, we are subject to risks associated with operations in foreign countries, including:

      - fluctuations in currency exchange rates;
      - limitations on the conversion of foreign currencies into U.S. dollars;
      - limitations on the remittance of dividends and other payments by foreign subsidiaries;
      - additional costs of compliance with local regulations; and
      - historically, higher rates of inflation than in the United States.

      In addition, our operations outside the United States are subject to the risk of new and different legal and regulatory requirements in local jurisdictions, potential difficulties in staffing and managing local operations and potentially adverse tax consequences. The costs related to our international operations could adversely affect our operations and financial results in the future.

           QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

     As part of our ongoing business, we are exposed to certain market risks, including fluctuations in interest rates, foreign currency exchange rates and commodity prices. We use derivative financial and other instruments, where appropriate, to manage these risks. We do not enter into transactions designed to mitigate our market risks for trading or speculative purposes.

INTEREST RATE RISK

     We have various debt instruments outstanding at September 30, 2002 and 2001 that are impacted by changes in interest rates. As a means of managing our interest rate risk on these debt instruments, we entered into the following interest rate swap agreements to effectively convert certain variable rate debt obligations to fixed rates:

     - In fiscal 2001, we had a 20 million British Pounds Sterling notional amount swap to convert variable rate debt obligations denominated in British Pounds Sterling to a fixed rate. The exchange rate used to convert British Pounds Sterling to U.S. dollars at September 30, 2001 was $1.47:1 GBP.

     - At September 30, 2002 and 2001, six and four interest rate swaps with a total notional amount of $95.0 million and $105.0 million, respectively, were used to hedge a portion of the term loan variable-rate obligations under our credit facility.

     The following table summarizes information about our derivative financial instruments and debt instruments that are sensitive to changes in interest rates as of September 30, 2002 and 2001. For debt instruments, the table presents principal cash flows and related weighted-average interest rates by expected maturity dates. For interest rate swaps, the table presents expected cash flows based on notional amounts and weighted-average interest rates by contractual maturity dates. Weighted-average variable rates are based on implied forward rates in the yield curve at September 30, 2002 and 2001. The information is presented in U.S. dollars (in millions):

                                            Expected Maturity Date
                                  ------------------------------------------                         Fair
2002                              2003     2004     2005     2006      2007     after     Total     Value
----------------------------------------------------------------------------------------------------------
Long-term debt:
Fixed rate debt                                                                 $400.0    $400.0    $391.8
Average rate                                                                     8.625%    8.625%
Variable rate debt                $59.1    $34.2    $43.6    $ 0.9    $178.3    $ 59.4    $375.5    $375.5
Average rate                       5.95%    6.32%    6.33%    5.03%     5.03%     5.03%     5.52%
Interest rate derivatives:
Interest rate swaps on US$ LIBOR  $(2.0)   $(1.6)                                         $ (3.6)   $ (3.6)
Average rate                       4.45%    4.29%                                           4.38%

                                      ----

                                           Expected Maturity Date
                                 -------------------------------------------                         Fair
2001                             2002     2003     2004      2005      2006     after     Total     Value
----------------------------------------------------------------------------------------------------------
Long-term debt:
Fixed rate debt                                                                 $330.0    $330.0    $320.5
Average rate                                                                     8.625%    8.625%
Variable rate debt               $31.3    $34.2    $34.2    $138.1    $  0.9    $254.6    $493.3    $493.3
Average rate                      6.30%    6.30%    6.30%     6.40%     6.10%     6.10%     6.23%
Interest rate derivatives:
Interest rate swaps on GBP
  LIBOR                          $(0.5)                                                   $ (0.5)   $ (0.5)
Average rate                      7.62%                                                     7.62%
Interest rate swaps on US$
  LIBOR                          $(1.6)   $(0.6)   $(0.1)                                 $ (2.3)   $ (2.2)
Average rate                      5.13%    5.15%    5.18%                                   5.14%

OTHER MARKET RISKS

     Our market risk associated with foreign currency rates is not considered to be material. Through fiscal 2002, we had only minor amounts of transactions that were denominated in currencies other than the currency of the country of origin. We are subject to market risk from fluctuating market prices of certain raw materials, including urea and other chemicals and paper and plastic products. Our objectives surrounding the procurement of these materials are to ensure continuous supply and to minimize costs. We seek to achieve these objectives through negotiation of contracts with favorable terms directly with vendors. We do not enter into forward contracts or other market instruments as a means of achieving our objectives or minimizing our risk exposures on these materials.

                                      ----

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                              Page
                                                              ----
Consolidated Financial Statements of The Scotts Company and
  Subsidiaries:
  Report of Management......................................   26
  Report of Independent Accountants.........................   27
  Consolidated Statements of Operations for the fiscal years
     ended September 30, 2002, 2001 and 2000................   28
  Consolidated Statements of Cash Flows for the fiscal years
     ended September 30, 2002, 2001 and 2000................   29
  Consolidated Balance Sheets at September 30, 2002 and
     2001...................................................   30
  Consolidated Statements of Changes in Shareholders' Equity
     and Comprehensive Income for the fiscal years ended
     September 30, 2002, 2001 and 2000......................   31
Notes to Consolidated Financial Statements..................   33

                                      ----

                              REPORT OF MANAGEMENT

     Management of The Scotts Company is responsible for the preparation, integrity and objectivity of the financial information presented in this 2002 Financial Statements and Other Information booklet. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America appropriate in the circumstances and, accordingly, include some amounts that are based on management's best judgments and estimates.

     Management is responsible for maintaining a system of accounting and internal controls which it believes is adequate to provide reasonable assurance that assets are safeguarded against loss from unauthorized use or disposition and that the financial records are reliable for preparing financial statements. The selection and training of qualified personnel, the establishment and communication of accounting and administrative policies and procedures and a program of internal audits are important elements of these control systems.

     The financial statements have been audited by PricewaterhouseCoopers LLP, independent accountants selected by the Board of Directors. The independent accountants conduct a review of internal accounting controls to the extent required by generally accepted auditing standards and perform such tests and related procedures as they deem necessary to arrive at an opinion on the fairness of the financial statements in accordance with generally accepted accounting principles in the United States of America.

     The Board of Directors, through its Audit Committee consisting solely of non-management directors, meets periodically with management, internal audit personnel and the independent accountants to discuss internal accounting controls and auditing and financial reporting matters. The Audit Committee reviews with the independent accountants the scope and results of the audit effort. Both internal audit personnel and the independent accountants have access to the Audit Committee with or without the presence of management.

                                      ----

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Scotts Company:

     In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, shareholders' equity and comprehensive income and cash flows present fairly, in all material respects, the financial position of The Scotts Company and its subsidiaries at September 30, 2002, and September 30, 2001, and the results of their operations and their cash flows for each of the three years in the period ended September 30, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As discussed in Note 6 to the financial statements, effective October 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets".

/s/ PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP
Columbus, Ohio

October 30, 2002

                                      ----

                               THE SCOTTS COMPANY
                     CONSOLIDATED STATEMENTS OF OPERATIONS
          FOR THE FISCAL YEARS ENDED SEPTEMBER 30, 2002, 2001 AND 2000
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                2002       2001       2000
--------------------------------------------------------------------------------------------
Net sales                                                     $1,760.6   $1,695.8   $1,656.2
Cost of sales                                                  1,124.0    1,092.1    1,052.4
Restructuring and other charges                                    1.7        7.3
                                                              --------   --------   --------
     Gross profit                                                634.9      596.4      603.8
Gross commission earned from marketing agreement                  39.6       39.1       39.2
Contribution expenses under marketing agreement                   23.4       18.3        9.9
                                                              --------   --------   --------
     Net commission earned from marketing agreement               16.2       20.8       29.3
Operating expenses:
  Advertising                                                     82.2       89.1       89.0
  Selling, general and administrative                            329.6      324.1      312.8
  Restructuring and other charges                                  6.4       68.4
  Amortization of goodwill and other intangibles                   5.7       27.7       27.1
  Other income, net                                              (12.0)      (8.5)      (6.0)
                                                              --------   --------   --------
     Income from operations                                      239.2      116.4      210.2
Interest expense                                                  76.3       87.7       93.9
                                                              --------   --------   --------
     Income before income taxes                                  162.9       28.7      116.3
Income taxes                                                      61.9       13.2       43.2
                                                              --------   --------   --------
     Income before cumulative effect of accounting change        101.0       15.5       73.1
Cumulative effect of change in accounting for intangible
  assets, net of tax                                             (18.5)
                                                              --------   --------   --------
     Net income                                                   82.5       15.5       73.1
Dividends on Class A Convertible Preferred Stock                                         6.4
                                                              --------   --------   --------
     Income applicable to common shareholders                 $   82.5   $   15.5   $   66.7
                                                              ========   ========   ========
Basic earnings per share:
Weighted-average common shares outstanding during the period      29.3       28.4       27.9
Basic earnings per common share:
     Before cumulative effect of accounting change            $   3.44   $   0.55   $   2.39
     Cumulative effect of change in accounting for
       intangible assets, net of tax                             (0.63)
                                                              --------   --------   --------
After cumulative effect of accounting change                  $   2.81   $   0.55   $   2.39
                                                              ========   ========   ========
Diluted earnings per share:
Weighted-average common shares outstanding during the period      31.7       30.4       29.6
Diluted earnings per common share:
     Before cumulative effect of accounting change            $   3.19   $   0.51   $   2.25
     Cumulative effect of change in accounting for
       intangible assets, net of tax                             (0.58)
                                                              --------   --------   --------
     After cumulative effect of accounting change             $   2.61   $   0.51   $   2.25
                                                              ========   ========   ========

See Notes to Consolidated Financial Statements.

                                      ----

                               THE SCOTTS COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
          FOR THE FISCAL YEARS ENDED SEPTEMBER 30, 2002, 2001 AND 2000
                                 (IN MILLIONS)

                                                                2002               2001               2000
-----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                   $  82.5            $  15.5            $ 73.1
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Cumulative effect of change in accounting for
       intangible assets, pre-tax                                 29.8
    Depreciation                                                  34.4               32.6              29.0
    Amortization                                                   9.1               31.0              32.0
    Deferred taxes                                                21.2              (19.9)              7.5
    Restructuring and other charges                                                  27.7
    Loss on sale of property                                                                            4.4
    Gain on sale of business                                                                           (4.6)
    Changes in assets and liabilities, net of
       acquired businesses:
       Accounts receivable                                       (29.0)             (14.2)              6.4
       Inventories                                                99.4              (68.5)              5.8
       Prepaid and other current assets                           (2.7)              31.4              (9.2)
       Accounts payable                                          (17.0)              (2.8)             19.4
       Accrued taxes and liabilities                              11.7              (22.7)             22.5
       Restructuring reserves                                    (27.9)              37.3
       Other assets                                               (4.5)               6.1              (4.7)
       Other liabilities                                          33.6                7.6              (6.4)
    Other, net                                                   (16.3)               4.6              (3.7)
                                                               -------            -------            ------
       Net cash provided by operating activities                 224.3               65.7             171.5
                                                               -------            -------            ------
CASH FLOWS FROM INVESTING ACTIVITIES
  Investment in property, plant and equipment                    (57.0)             (63.4)            (72.5)
  Proceeds from sale of equipment                                                                       1.8
  Investments in acquired businesses, net of cash
    acquired                                                     (31.0)             (26.5)            (18.3)
  Payments on sellers notes                                      (32.0)             (11.1)             (1.0)
  Other, net                                                       7.0                                  0.5
                                                               -------            -------            ------
       Net cash used in investing activities                    (113.0)            (101.0)            (89.5)
                                                               -------            -------            ------
CASH FLOWS FROM FINANCING ACTIVITIES
  Net borrowings (repayments) under revolving and
    bank lines of credit                                         (97.6)              61.7             (26.0)
  Gross borrowings under term loans                                                 260.0
  Gross repayments under term loans                              (31.9)            (315.7)            (23.7)
  Issuance of 8 5/8% senior subordinated notes, net
    of issuance fees                                              70.2
  Financing and issuance fees                                     (2.2)              (1.6)             (1.0)
  Dividends on Class A Convertible Preferred Stock                                                     (6.4)
  Repurchase of treasury shares                                                                       (23.9)
  Cash received from exercise of stock options                    19.7               17.0               2.8
                                                               -------            -------            ------
       Net cash provided by (used in) financing
         activities                                              (41.8)              21.4             (78.2)
Effect of exchange rate changes on cash                           11.5               (0.4)             (1.1)
                                                               -------            -------            ------
Net increase (decrease) in cash                                   81.0              (14.3)              2.7
Cash and cash equivalents, beginning of period                    18.7               33.0              30.3
                                                               -------            -------            ------
Cash and cash equivalents, end of period                       $  99.7            $  18.7            $ 33.0
                                                               =======            =======            ======

See Notes to Consolidated Financial Statements.

                                      ----

                               THE SCOTTS COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          SEPTEMBER 30, 2002 AND 2001
                      (IN MILLIONS EXCEPT PER SHARE DATA)

                                                                          2002                  2001
------------------------------------------------------------------------------------------------------
                                                ASSETS
Current assets:
  Cash and cash equivalents                                             $   99.7              $   18.7
  Accounts receivable, less allowance for uncollectible
     accounts of $33.2 in 2002 and $27.4 in 2001                           249.9                 220.8
  Inventories, net                                                         269.1                 368.4
  Current deferred tax asset                                                74.6                  52.2
  Prepaid and other assets                                                  36.8                  34.1
                                                                        --------              --------
       Total current assets                                                730.1                 694.2
Property, plant and equipment, net                                         329.2                 310.7
Goodwill and intangible assets, net                                        791.7                 771.1
Other assets                                                                50.4                  67.0
                                                                        --------              --------
       Total assets                                                     $1,901.4              $1,843.0
                                                                        ========              ========
                                 LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of debt                                               $   98.2              $   71.3
  Accounts payable                                                         134.0                 150.9
  Accrued liabilities                                                      206.4                 208.0
  Accrued taxes                                                             13.2                  14.9
                                                                        --------              --------
       Total current liabilities                                           451.8                 445.1
Long-term debt                                                             731.2                 816.5
Other liabilities                                                          124.5                  75.2
                                                                        --------              --------
       Total liabilities                                                 1,307.5               1,336.8
                                                                        --------              --------
Commitments and contingencies (Notes 15 and 16)
Shareholders' equity:
  Preferred shares, no par value, none issued
  Common shares, no par value per share, $.01 stated value
     per share, 31.3 shares issued in 2002 and 2001                          0.3                   0.3
  Capital in excess of stated value                                        398.6                 398.3
  Retained earnings                                                        294.8                 212.3
  Treasury stock at cost, 1.2 shares in 2002 and 2.6
     shares in 2001                                                        (41.8)                (70.0)
  Accumulated other comprehensive income                                   (58.0)                (34.7)
                                                                        --------              --------
  Total shareholders' equity                                               593.9                 506.2
                                                                        --------              --------
       Total liabilities and shareholders' equity                       $1,901.4              $1,843.0
                                                                        ========              ========

See Notes to Consolidated Financial Statements.

                                      ----

                               THE SCOTTS COMPANY
  CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY AND COMPREHENSIVE
                                     INCOME
          FOR THE FISCAL YEARS ENDED SEPTEMBER 30, 2002, 2001 AND 2000
                                 (IN MILLIONS)

                             Preferred Shares    Common Shares     Capital in               Treasury Stock
                             ----------------   ---------------    Excess of     Retained   ---------------
                             Shares   Amount    Shares   Amount   Stated Value   Earnings   Shares   Amount
-----------------------------------------------------------------------------------------------------------
Balance, September 30, 1999    0.0      173.9    21.3      0.2        213.9        130.1     (2.9)    (61.9)
Net income                                                                          73.1
Foreign currency
translation
Minimum pension liability
  Comprehensive income
Issuance of common shares
  held in treasury                                         0.1          1.5                   0.1       2.3
Purchase of common shares                                                                    (0.6)    (23.9)
Dividends on Class A
  Convertible Preferred
  Stock                                                                             (6.4)
Conversion of Class A
  Convertible Preferred
  Stock                                (173.9)   10.0                 173.9
                              ----    -------    ----     ----       ------       ------     ----    ------
Balance, September 30, 2000    0.0        0.0    31.3      0.3        389.3        196.8     (3.4)    (83.5)
Net income                                                                          15.5
Foreign currency
  translation
Unrecognized loss on
  derivatives
Minimum pension liability
  Comprehensive income
Issuance of common shares
  held in treasury                                                      9.0                   0.8      13.5
                              ----    -------    ----     ----       ------       ------     ----    ------
Balance, September 30, 2001    0.0        0.0    31.3      0.3        398.3        212.3     (2.6)    (70.0)
Net income                                                                          82.5
Foreign currency
  translation
Unrecognized loss on
  derivatives
Minimum pension liability
  Comprehensive income
Issuance of common shares
  held in treasury                                                      0.3                   1.4      28.2
                              ----    -------    ----     ----       ------       ------     ----    ------
Balance, September 30, 2002    0.0    $   0.0    31.3     $0.3       $398.6       $294.8     (1.2)   $(41.8)
                              ====    =======    ====     ====       ======       ======     ====    ======

                                      ----

                               THE SCOTTS COMPANY
  CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY AND COMPREHENSIVE
                               INCOME (CONTINUED)
          FOR THE FISCAL YEARS ENDED SEPTEMBER 30, 2002, 2001 AND 2000
                                 (IN MILLIONS)

                                                           Accumulated Other
                                                         Comprehensive Income
                                              -------------------------------------------
                                                            Minimum Pension     Foreign
                                                               Liability       Currency
                                              Derivatives     Adjustment      Translation   Total
--------------------------------------------------------------------------------------------------
Balance, September 30, 1999                      $              $ (4.2)         $ (8.7)     $443.3
                                                 -----          ------          ------      ------
Net income                                                                                    73.1
Foreign currency translation                                                     (11.2)      (11.2)
Minimum pension liability                                         (0.9)(a)                    (0.9)
                                                                                            ------
  Comprehensive income                                                                        61.0
Issuance of common shares held in treasury                                                     3.9
Purchase of common shares                                                                    (23.9)
Dividends on Class A Convertible Preferred
  Stock                                                                                       (6.4)
Conversion of Class A Convertible Preferred
  Stock
                                                 -----          ------          ------      ------
Balance September 30, 2000                       $              $ (5.1)         $(19.9)     $477.9
                                                 -----          ------          ------      ------
Net income                                                                                    15.5
Foreign currency translation
Unrecognized loss on derivatives                  (1.5)(b)                                    (1.5)
Minimum pension liability                                         (8.2)(a)                    (8.2)
                                                                                            ------
  Comprehensive income                                                                         5.8
Issuance of common shares held in treasury                                                    22.5
                                                 -----          ------          ------      ------
Balance September 30, 2001                       $(1.5)         $(13.3)         $(19.9)     $506.2
                                                 -----          ------          ------      ------
Net income                                                                                    82.5
Foreign currency translation                                                       1.7         1.7
Unrecognized loss on derivatives                  (0.6)(b)                                    (0.6)
Minimum pension liability                                        (24.4)(a)                   (24.4)
                                                                                            ------
  Comprehensive income                                                                        59.2
Issuance of common share held in treasury                                                     28.5
                                                 -----          ------          ------      ------
Balance September 30, 2002                       $(2.1)         $(37.7)         $(18.2)     $593.9
                                                 =====          ======          ======      ======

---------------
(a) Net of tax benefits of $14.8, $5.5, and $0.5 for fiscal 2002, 2001 and 2000, respectively.

(b) Net of tax benefits of $0.3 and $1.1 for fiscal 2002 and 2001.

See Notes to Consolidated Financial Statements.

                                      ----

                               THE SCOTTS COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

     The Scotts Company and its subsidiaries (collectively "Scotts" or the "Company") are engaged in the manufacture, marketing and sale of lawn care and garden products. The Company's major customers include home improvement centers, mass merchandisers, large hardware chains, independent hardware stores, nurseries, garden centers, food and drug stores, lawn and landscape service companies, commercial nurseries and greenhouses, and specialty crop growers. The Company's products are sold primarily in North America and, the European Union. We also operate the Scotts LawnService(R) business which provides lawn, tree and shrub fertilization, insect control and other related services in the United States.

ORGANIZATION AND BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of The Scotts Company and its subsidiaries. All material intercompany transactions have been eliminated.

REVENUE RECOGNITION

     Revenue is recognized when products are shipped and when title and risk of loss transfer to the customer. Provisions for estimated returns and allowances are recorded at the time of shipment based on historical rates of returns as a percentage of sales. Scotts LawnService(R) revenues are recognized at the time service is provided to the customer.

PROMOTIONAL ALLOWANCES

     The Company promotes its branded products through cooperative advertising programs with retailers. Retailers are also offered in-store promotional allowances and rebates based on sales volumes. Certain products are also promoted with direct consumer rebate programs. Promotion costs (including allowances and rebates) incurred during the year are expensed to interim periods in relation to revenues. All amounts paid or payable to customers or consumers in connection with the purchase of our products are recorded as a reduction of net sales.

ADVERTISING

     The Company advertises its branded products through national and regional media. Advertising costs incurred during the year are expensed to interim periods in relation to revenues. All advertising costs, except for production costs, are expensed within the fiscal year in which such costs are incurred. Production costs for advertising programs are deferred until the period in which the advertising is first aired.

     Scotts LawnService(R) promotes its service offerings through direct response mail campaigns. The external costs associated with these campaigns are deferred and recognized ratably in proportion to revenues as advertising costs over a period not in excess of one year.

FRANCHISE OPERATIONS

     The Company's Scotts LawnService(R) segment consists of 60 company-owned locations in 42 markets, with an additional 45 franchised locations at September 30, 2002. In fiscal 2001, there were 33 company-owned and 36 franchised locations. Franchise fee income and royalties are immaterial to total net sales.

RESEARCH AND DEVELOPMENT

     All costs associated with research and development are charged to expense as incurred. Expense for fiscal 2002, 2001 and 2000 was $26.2 million, $24.7 million and $24.1 million, respectively.

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

ENVIRONMENTAL COSTS

     The Company recognizes environmental liabilities when conditions requiring remediation are identified. The Company determines its liability on a site by site basis and records a liability at the time when it is probable and can be reasonably estimated. Expenditures which extend the life of the related property or mitigate or prevent future environmental contamination are capitalized. Environmental liabilities are not discounted or reduced for possible recoveries from insurance carriers.

INTERNAL USE SOFTWARE

     The Company accounts for the costs of internal use software in accordance with Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use". Accordingly, costs other than reengineering costs are expensed or capitalized depending on whether they are incurred in the preliminary project stage, application development stage or the post-implementation/operation stage. As of September 30, 2002 and 2001, the Company had $35.8 million and $36.7 million, respectively, in unamortized capitalized internal use computer software costs. Amortization of these costs was $5.8 million, $4.3 million and $0.9 million during fiscal 2002, 2001 and 2000, respectively.

EARNINGS PER COMMON SHARE

     Basic earnings per common share is based on the weighted-average number of common shares outstanding each period. Diluted earnings per common share is based on the weighted-average number of common shares and dilutive potential common shares (stock options, convertible preferred stock and warrants) outstanding each period.

INVENTORIES

     Inventories are stated at the lower of cost or market, principally determined by the FIFO method; however, certain growing media inventories are accounted for by the LIFO method. At September 30, 2002 and 2001, approximately 7% and 9% of inventories, respectively, are valued at the lower of LIFO cost or market. Inventories include the cost of raw materials, labor and manufacturing overhead. The Company makes provisions for obsolete or slow-moving inventories as necessary to properly reflect inventory value. Reserves for excess and obsolete inventories were $25.9 million and $22.3 million at September 30, 2002 and 2001, respectively.

LONG-LIVED ASSETS

     Property, plant and equipment, including significant improvements, are stated at cost. Expenditures for maintenance and repairs are charged to expense as incurred. When properties are retired or otherwise disposed of, the cost of the asset and the related accumulated depreciation are removed from the accounts with the resulting gain or loss being reflected in results of operations.

     Depreciation of other property, plant and equipment is provided on the straight-line method and is based on the estimated useful economic lives of the assets as follows:

Land improvements                                             10 - 25 years
Buildings                                                     10 - 40 years
Machinery and equipment                                        3 - 15 years
Furniture and fixtures                                         6 - 10 years
Software                                                        3 - 8 years

     Interest is capitalized on all significant capital projects. The Company capitalized $1.1 million, $3.1 million and $2.4 million of interest costs during fiscal 2002, 2001 and 2000, respectively.

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Management assesses the recoverability of property and equipment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable from its future undiscounted cash flows. If it is determined that an impairment has occurred, an impairment loss is recognized for the amount by which the carrying amount of the asset exceeds its estimated fair value.

CASH AND CASH EQUIVALENTS

     The Company considers all highly liquid financial instruments with original maturities of three months or less to be cash equivalents.

FOREIGN EXCHANGE INSTRUMENTS

     Gains and losses on foreign currency transaction hedges are recognized in income and offset the foreign exchange gains and losses on the underlying transactions. Gains and losses on foreign currency firm commitment hedges are deferred and included in the basis of the transactions underlying the commitments.

     All assets and liabilities in the balance sheets of foreign subsidiaries whose functional currency is other than the U.S. dollar are translated into U.S. dollar equivalents at year-end exchange rates. Translation gains and losses are accumulated as a separate component of other comprehensive income and included in shareholders' equity. Income and expense items are translated at average monthly exchange rates. Foreign currency transaction gains and losses are included in the determination of net income.

DERIVATIVE INSTRUMENTS

     In the normal course of business, the Company is exposed to fluctuations in interest rates and the value of foreign currencies. The Company has established policies and procedures that govern the management of these exposures through the use of a variety of financial instruments. The Company employs various financial instruments, including forward exchange contracts and swap agreements, to manage certain of the exposures when practical. By policy, the Company does not enter into such contracts for the purpose of speculation or use leveraged financial instruments. The Company's derivatives activities are managed by the chief financial officer and other senior management of the Company in consultation with the Finance Committee of the Board of Directors. These activities include establishing a risk-management philosophy and objectives, providing guidelines for derivative-instrument usage and establishing procedures for control and valuation, counterparty credit approval and the monitoring and reporting of derivative activity. The Company's objective in managing its exposure to fluctuations in interest rates and foreign currency exchange rates is to decrease the volatility of earnings and cash flows associated with changes in the applicable rates and prices. To achieve this objective, the Company primarily enters into forward exchange contracts and swap agreements whose values change in the opposite direction of the anticipated cash flows. Derivative instruments related to forecasted transactions are considered to hedge future cash flows, and the effective portion of any gains or losses is included in other comprehensive income until earnings are affected by the variability of cash flows. Any remaining gain or loss is recognized currently in earnings. The cash flows of the derivative instruments are expected to be highly effective in achieving offsetting cash flows attributable to fluctuations in the cash flows of the hedged risk. If it becomes probable that a forecasted transaction will no longer occur, the derivative will continue to be carried on the balance sheet at fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in earnings.

     To manage certain of its cash flow exposures, the Company has entered into forward exchange contracts and interest rate swap agreements. The forward exchange contracts are designated as hedges of the Company's foreign currency exposure associated with future cash flows. Amounts payable or receivable under forward exchange contracts are recorded as adjustments to selling, general and administrative expense. The interest rate swap agreements are designated as hedges of the Company's interest rate risk

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

associated with certain variable rate debt. Amounts payable or receivable under the swap agreements are recorded as adjustments to interest expense.

     Unrealized gains or losses resulting from valuing these swaps at fair value are recorded in other comprehensive income.

     The Company adopted Statement of Financial Accounting Standards No. 133 as of October 2000. Since adoption, there have been no gains or losses recognized in earnings for hedge ineffectiveness or due to excluding a portion of the value from measuring effectiveness.

STOCK OPTIONS

     In July 2002, the Company announced that it would begin expensing employee stock options prospectively beginning in fiscal 2003 in accordance with Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation". The fair value of future stock option grants will be expensed over the option vesting period, which has historically been three years. Based on historical option grant levels, compensation expense is expected to increase by approximately $4 million in fiscal 2003. Since expensing occurs ratably over the three-year vesting period of the options, the full effect of expensing option grants, assuming similar levels of option grants in each of fiscal 2003, 2004 and 2005 and a constant option value for each of the awards, will be approximately $12 million per year beginning in fiscal 2005.

     The Company currently accounts for stock options under APB 25 "Accounting for Stock Issued to Employees" and, as allowable, adopted only the disclosure provisions of SFAS No. 123.

USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying disclosures. Although these estimates are based on management's best knowledge of current events and actions the Company may undertake in the future, actual results ultimately may differ from the estimates.

RECLASSIFICATIONS

     Certain reclassifications have been made to the prior years' financial statements to conform to fiscal 2002 classifications. The most significant of these reclassifications is the adoption of EITF 00-25 "Accounting for Consideration from a Vendor to a Retailer in Connection with the Purchase or Promotion of the Vendor's Products" which requires that certain consideration from a vendor to a retailer be classified as a reduction in sales. Like many other companies, we have historically classified these as advertising and promotion costs. The information for all periods presented reflects this new method of presentation. Also, certain expenses previously recorded as advertising were reclassified to marketing within selling, general and administrative expenses. The amounts reclassified as a result of adopting this new accounting policy are as follows:

                                                                      For the years ended
                                                                         September 30,
                                                                     2001                2000
---------------------------------------------------------------------------------------------
                                                                          ($ millions)
Net sales                                                          $(51.1)             $(53.6)
Gross profit                                                        (54.2)              (55.5)
Advertising                                                         (61.1)              (64.8)
Selling, general and administration                                   6.9                 9.3

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2. DETAIL OF CERTAIN FINANCIAL STATEMENT ACCOUNTS

                                                                    2002                2001
--------------------------------------------------------------------------------------------
                                                                         ($ millions)
INVENTORIES, NET:
  Finished goods                                                  $196.6              $295.8
  Raw materials                                                     72.5                72.6
                                                                  ------              ------
  Total                                                           $269.1              $368.4
                                                                  ======              ======

                                                                  2002                 2001
---------------------------------------------------------------------------------------------
                                                                         ($ millions)
PROPERTY, PLANT AND EQUIPMENT, NET:
  Land and improvements                                          $  38.0              $  38.9
  Buildings                                                        120.9                119.5
  Machinery and equipment                                          289.9                203.4
  Furniture and fixtures                                            33.1                 31.9
  Software                                                          47.6                 42.0
  Construction in progress                                          45.7                 79.6
  Less: accumulated depreciation                                  (246.0)              (204.6)
                                                                 -------              -------
  Total                                                          $ 329.2              $ 310.7
                                                                 =======              =======

                                                                   2002                2001
--------------------------------------------------------------------------------------------
                                                                         ($ millions)
ACCRUED LIABILITIES:
  Payroll and other compensation accruals                         $ 53.2              $ 35.2
  Advertising and promotional accruals                              63.0                63.5
  Restructuring accruals                                            11.2                30.1
  Other                                                             79.0                79.2
                                                                  ------              ------
  Total                                                           $206.4              $208.0
                                                                  ======              ======

                                                                     2002               2001
---------------------------------------------------------------------------------------------
                                                                          ($ millions)
OTHER NON-CURRENT LIABILITIES:
  Accrued pension and postretirement liabilities                    $101.6              $62.0
  Legal and environmental reserves                                     8.2                7.0
  Restructuring accruals                                               0.8                4.2
  Other                                                               11.5                2.0
                                                                    ------              -----
  Total                                                             $122.1              $75.2
                                                                    ======              =====

NOTE 3. MARKETING AGREEMENT

     Effective September 30, 1998, the Company entered into an agreement with Monsanto Company ("Monsanto") for exclusive domestic and international marketing and agency rights to Monsanto's consumer Roundup(R) herbicide products. Under the terms of the agreement, the Company is entitled to receive an annual commission from Monsanto in consideration for the performance of its duties as agent. The annual commission is calculated as a percentage of the actual earnings before interest and income taxes (EBIT), as defined in the agreement, of the Roundup(R) business. Each year's percentage varies in accordance with the terms of the agreement based on the achievement of two earnings thresholds and on commission rates that vary by threshold and program year.

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The agreement also requires the Company to make fixed annual payments to Monsanto as a contribution against the overall expenses of the Roundup(R) business. The annual fixed payment is defined as $20 million. However, portions of the annual payments for the first three years of the agreement are deferred. No payment was required for the first year (fiscal 1999), a payment of $5 million was required for the second year and a payment of $15 million was required for the third year so that a total of $40 million of the contribution payments were deferred. Beginning in the fifth year of the agreement, the annual payments to Monsanto increase to at least $25 million, which include per annum interest charges at 8%. The annual payments may be increased above $25 million if certain significant earnings targets are exceeded. If all of the deferred contribution amounts are paid prior to 2018, the annual contribution payments revert to $20 million. Regardless of whether the deferred contribution amounts are paid, all contribution payments cease entirely in 2018.

     The Company is recognizing a charge each year associated with the annual contribution payments equal to the required payment for that year. The Company is not recognizing a charge for the portions of the contribution payments that are deferred until the time those deferred amounts are paid. The Company considers this method of accounting for the contribution payments to be appropriate after consideration of the likely term of the agreement, the Company's ability to terminate the agreement without paying the deferred amounts, and the fact that approximately $18.6 million of the deferred amount is never paid, even if the agreement is not terminated prior to 2018, unless significant earnings targets are exceeded.

     The express terms of the agreement permit the Company to terminate the agreement only upon Material Breach, Material Fraud or Material Willful Misconduct by Monsanto, as such terms are defined in the agreement, or upon the sale of the Roundup business by Monsanto. In such instances, the agreement permits the Company to avoid payment of any deferred contribution and related per annum charge. The Company's basis for not recording a financial liability to Monsanto for the deferred portions of the annual contribution and per annum charge is based on our assessment and consultations with our legal counsel and the Company's independent accountants. In addition, the Company has obtained a legal opinion from The Bayard Firm, P.A., which concluded, subject to certain qualifications, that if the matter were litigated, a Delaware court would likely conclude that the Company is entitled to terminate the agreement at will, with appropriate prior notice, without incurring significant penalty, and avoid paying the unpaid deferred amounts. We have concluded that, should the Company elect to terminate the agreement at any balance sheet date, it will not incur significant economic consequences as a result of such action.

     The Bayard Firm was special Delaware counsel retained during fiscal 2000 solely for the limited purpose of providing a legal opinion in support of the contingent liability treatment of the agreement previously adopted by the Company and has neither generally represented or advised the Company nor participated in the preparation or review of the Company's financial statements or any SEC filings. The terms of such opinion specifically limit the parties who are entitled to rely on it.

     The Company's conclusion is not free from challenge and, in fact, would likely be challenged if the Company were to terminate the agreement. If it were determined that, upon termination, the Company must pay any remaining deferred contribution amounts and related per annum charges, the resulting charge to earnings could have a material impact on the Company's results of operations and financial position. At September 30, 2002, contribution payments and related per annum charges of approximately $50.2 million had been deferred under the agreement. This amount is considered a contingent obligation and has not been reflected in the financial statements as of and for the year then ended.

     Monsanto has disclosed that it is accruing the $20 million fixed contribution fee per year beginning in the fourth quarter of Monsanto's fiscal year 1998, plus interest on the deferred portion.

     The agreement has a term of seven years for all countries within the European Union (at the option of both parties, the agreement can be renewed for up to 20 years for the European Union countries). For countries outside of the European Union, the agreement continues indefinitely unless terminated by either party. The agreement provides Monsanto with the right to terminate the agreement for an event of default (as defined in the agreement) by the Company or a change in control of Monsanto or the sale of the

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Roundup(R) business. The agreement provides the Company with the right to terminate the agreement in certain circumstances including an event of default by Monsanto or the sale of the Roundup(R) business. Unless Monsanto terminates the agreement for an event of default by the Company, Monsanto is required to pay a termination fee to the Company that varies by program year. The termination fee is $150 million for each of the first five program years, gradually declines to $100 million by year ten of the program and then declines to a minimum of $16 million if the program continues for years 11 through 20.

     In consideration for the rights granted to the Company under the agreement for North America, the Company was required to pay a marketing fee of $32 million to Monsanto. The Company has deferred this amount on the basis that the payment will provide a future benefit through commissions that will be earned under the agreement and is amortizing the balance over ten years, which is the estimated likely term of the agreement.

NOTE 4. RESTRUCTURING AND OTHER CHARGES

2002 CHARGES

     During fiscal 2002, the Company recorded $8.1 million of restructuring and other charges.

     During the fourth quarter of fiscal 2002, the Company recorded $4.0 million of restructuring and other charges associated with reductions of headcount from the closure of a manufacturing facility in Bramford, England. The $4.0 million charge is included in selling, general and administrative costs in the Statement of Operations and consists of severance and pension related costs. All fiscal 2002 restructuring related activities and costs are expected to be completed by the end of fiscal 2003.

     Under accounting principles generally accepted in the United States of America, certain restructuring costs related to relocation of personnel, equipment and inventory are to be expensed in the period the costs are actually incurred. During fiscal 2002, inventory relocation costs of approximately $1.7 million were incurred and paid and were recorded as restructuring and other charges in cost of sales. Approximately $2.4 million of employee relocation and related costs were also incurred and paid in fiscal 2002 and were recorded as restructuring and other charges in operating expenses. These relocation charges related to a plan to optimize the North American supply chain that was initiated in the third and fourth quarters of fiscal 2001.

2001 CHARGES

     During the third and fourth quarters of fiscal 2001, the Company recorded $75.7 million of restructuring and other charges, primarily associated with reductions in headcount and the closure or relocation of certain manufacturing and administrative facilities. The $75.7 million in charges is segregated in the Statements of Operations in two components: (i) $7.3 million included in cost of sales for the write-off of inventory that was rendered unusable as a result of the restructuring activities and (ii) $68.4 million included in selling, general and administrative costs. Included in the $68.4 million charge in selling, general and administrative costs is $20.4 million to write-down to fair value certain property and equipment and other assets; $5.8 million of facility exit costs; $27.0 million of severance costs; and $15.2 million in other restructuring and other costs. The severance costs related to the reduction in force initiatives and facility closures and consolidations in North America and Europe covered approximately 340 administrative, production, selling and other employees. Most severance costs were paid in fiscal 2002 with some payments extending into 2003. All other fiscal 2001 restructuring related activities and costs were completed by the end of fiscal 2002.

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The following is a rollforward of the cash portion of the restructuring and other charges accrued in fiscal 2002 and 2001. The balance of the accrued charges at September 30, 2002 are included in accrued liabilities and other long-term liabilities on the consolidated balance sheets. The portion classified as other long-term liabilities is future lease obligations that extend beyond one year.

                                                        September,                       September,
                                                           2001                             2002
                                                        ----------                       ----------
     Description            Type       Classification    Balance     Payment   Accrual    Balance
---------------------------------------------------------------------------------------------------
                                                                       ($ millions)
Severance                   Cash         SG&A             $25.1       $20.8     $2.5       $ 6.8
Facility exit costs         Cash         SG&A               5.2         1.7                  3.5
Other related costs         Cash         SG&A               7.0         6.8      1.5         1.7
                                                          -----       -----     ----       -----
    Total cash                                            $37.3       $29.3     $4.0       $12.0
                                                          =====       =====     ====       =====

NOTE 5. ACQUISITIONS AND DIVESTITURES

     During fiscal 2002, the Company's Scotts LawnService(R) segment acquired 17 individual lawn service entities for a total cost of $54.8 million. Of the total cost, $33.9 million was paid in cash, with notes being issued for the remaining $20.9 million. Three of the entities acquired were responsible for approximately $44 million of the total acquisition costs.

     Goodwill recognized in the fiscal 2002 acquisitions amounted to $42.7 million all of which is deductible for tax purposes. Other intangible assets, primarily customer accounts and non-compete agreements, of $8.7 million and working capital and property, plant and equipment of $3.4 million were also recorded. These acquired assets are all within the Scotts LawnService(R) segment.

     On January 1, 2001, the Company acquired the Substral(R) brand and consumer plant care business from Henkel KGaA. Substral(R) is a leading consumer fertilizer brand in many European countries including Germany, Austria, Belgium, France and the Nordics. Under the terms of the asset purchase agreement, the Company acquired specified working capital and intangible assets associated with the Substral(R) business. The final purchase price, determined based on the value of the working capital assets acquired and the performance of the business for the period from June 15, 2000 to December 31, 2000, was $34.0 million.

     The Substral(R) acquisition was made in exchange for cash and notes due to seller and was accounted for under the purchase method of accounting. Accordingly, Substral's results have been included from the date of its acquisition and the purchase price has been allocated to the assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition. Intangible assets associated with the purchase were $34.0 million.

     The following unaudited pro forma results of operations give effect to the Scotts LawnService(R) acquisitions and Substral(R) brand acquisition as if they had occurred on October 1, 2000.

                                                               Fiscal Year Ended
                                                                 September 30,
                                                              --------------------
                                                                2002        2001
----------------------------------------------------------------------------------
                                                              ($ millions, except
                                                                per share data)
Net sales                                                     $1,779.6    $1,726.5
Income before cumulative effect of accounting change              93.8        15.2
Net income                                                        75.3        15.2
Basic earnings per share:
  Before cumulative effect of accounting change               $   3.20    $    .54
  After cumulative effect of accounting change                    2.57         .54
Diluted earnings per share:
  Before cumulative effect of accounting change               $   2.96    $    .50
  After cumulative effect of accounting change                    2.38         .50

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     In May 2000, the Company sold its ProTurf(R) business to two buyers. The terms of the agreement included the sale of certain inventory for approximately $16.3 million and an arrangement for the use and eventual purchase of related trademarks by the buyers. A gain of approximately $4.6 million for the sale of this business is reflected in the Company's fiscal 2000 results of operations.

NOTE 6. GOODWILL AND OTHER INTANGIBLE ASSETS, NET

     Effective October 1, 2001, Scotts adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets". In accordance with this standard, goodwill and certain other intangible assets, primarily tradenames, have been classified as indefinite-lived assets no longer subject to amortization. Indefinite-lived assets are subject to impairment testing upon adoption of SFAS No. 142 and at least annually thereafter. The initial impairment analysis was completed in the second quarter of fiscal 2002, taking into account additional guidance provided by EITF 02-07, "Unit of Measure for Testing Impairment of Indefinite-Lived Intangible Assets". The value of all indefinite-lived tradenames as of October 1, 2001 was determined using a "royalty savings" methodology that was employed when the businesses associated with these tradenames were acquired but using updated estimates of sales and profitability. As a result, a pre-tax impairment loss of $29.8 million was recorded for the writedown of the value of the tradenames in our International Consumer businesses in Germany, France and the United Kingdom. This transitional impairment charge was recorded as a cumulative effect of accounting change, net of tax, as of October 1, 2001. After completing this initial valuation and impairment of tradenames, an initial assessment for goodwill impairment was performed. It was determined that a goodwill impairment charge was not required.

     Intangible assets include patents, tradenames and other intangible assets which are valued at acquisition through independent appraisals where material, or through other valuation techniques. Patents, trademarks and other intangible assets are being amortized on a straight-line basis over periods varying from 7 to 40 years. The useful lives of intangible assets still subject to amortization were not revised as a result of the adoption of SFAS No. 142.

     Management assesses the recoverability of goodwill, tradenames and other intangible assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable from its discounted future cash flows. Goodwill and unamortizable intangible assets are reviewed for impairment at least annually. If it is determined that an impairment has occurred, an impairment loss is recognized for the amount by which the carrying of the asset exceeds its estimated fair value.

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The following table presents goodwill and intangible assets as of the end of each period presented. The September 30, 2002 balances reflect the impairment charge recorded as of October 1, 2001.

                                                  September 30, 2002                         September 30, 2001
                                        --------------------------------------     --------------------------------------
                             Weighted    Gross                          Net         Gross                          Net
                             Average    Carrying     Accumulated      Carrying     Carrying     Accumulated      Carrying
                               Life      Amount      Amortization      Amount       Amount      Amortization      Amount
-------------------------------------------------------------------------------------------------------------------------
                                                                     ($ millions)
Amortized intangible
  assets:
  Technology                    21       $61.9          $(18.8)        $ 43.1       $61.9          $(15.8)        $ 46.1
  Customer accounts              7        33.2            (3.5)          29.7        24.1            (2.5)          21.6
  Tradenames                    16        11.3            (2.3)           9.0        11.3            (1.6)           9.7
  Other                         36        50.6           (34.0)          16.6        47.2           (32.6)          14.6
                                                                       ------                                     ------
    Total amortized
      intangible assets,
      net                                                                98.4                                       92.0
Unamortized intangible
  assets:
  Tradenames                                                            312.7                                      336.8
  Other                                                                   3.1                                        3.2
                                                                       ------                                     ------
    Total intangible
      assets, net                                                       414.2                                      432.0
  Goodwill                                                              377.5                                      339.1
                                                                       ------                                     ------
    Total goodwill and
      intangible assets,
      net                                                              $791.7                                     $771.1
                                                                       ======                                     ======

     The changes to the net carrying value of goodwill by segment for the fiscal year ended September 30, 2002 are as follows (in millions):

                                              N.A.         Scotts          Global      International
                                            Consumer   LawnService(R)   Professional     Consumer      Total
-------------------------------------------------------------------------------------------------------------
Balance as of September 30, 2001             $181.0        $25.8           $50.4           $81.9       $339.1
Increases due to acquisitions                               42.7                                         42.7
Decreases                                      (3.6)                                        (5.5)        (9.1)
Other (reclassifications and cumulative
  translation)                                  0.9                          2.1             1.8          4.8
                                             ------        -----           -----           -----       ------
Balance as of September 30, 2002             $178.3        $68.5           $52.5           $78.2       $377.5
                                             ======        =====           =====           =====       ======

     The North American Consumer segment goodwill reduction of $3.6 million is a result of adjustments made to purchase accounting reserves in fiscal 2002. The $5.5 million reduction in International Consumer goodwill is due to proceeds received in fiscal 2002 for a legal settlement related to a previous acquisition.

     The following table represents a reconciliation of recorded net income to adjusted net income and related earnings per share data as if the provision of SFAS No. 142 relating to non-amortization of indefinite-lived intangible assets had been adopted as of the beginning of the earliest period presented. This presentation does not take into account the impairment charge, if any, that may have been recorded

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

if Statement 142 had been adopted in the earlier periods presented. Basic and diluted earnings per share would have been $3.44 and $3.19, respectively in fiscal 2002 excluding the impairment charge.

                                                                       For the years ended
                                                                          September 30,
                                                                    --------------------------
                                                                     2001                2000
----------------------------------------------------------------------------------------------
                                                                           ($ millions,
                                                                      except per share data)
Net income
  Reported net income                                               $ 15.5              $ 73.1
  Dividends on Class A Convertible Preferred Stock                                        (6.4)
                                                                    ------              ------
  Income applicable to common shareholders                            15.5                66.7
  Goodwill amortization                                               11.2                11.2
  Tradename amortization                                              10.1                 9.6
  Taxes                                                               (4.7)               (4.1)
                                                                    ------              ------
  Net income as adjusted                                            $ 32.1              $ 83.4
                                                                    ======              ======
Basic EPS
  Reported net income                                               $ 0.55              $ 2.39
  Goodwill amortization                                               0.39                0.40
  Tradename amortization                                              0.36                0.34
  Taxes                                                              (0.17)              (0.15)
                                                                    ------              ------
  Net income as adjusted                                            $ 1.13              $ 2.98
                                                                    ======              ======
Diluted EPS
  Reported net income                                               $ 0.51              $ 2.25
  Goodwill amortization                                               0.37                0.38
  Tradename amortization                                              0.33                0.32
  Taxes                                                              (0.16)              (0.14)
                                                                    ------              ------
  Net income as adjusted                                            $ 1.05              $ 2.81
                                                                    ======              ======

     The total amortization expense for the years ended September 30, 2002, 2001 and 2000 was $5.7 million, $27.7 million and $27.1 million, respectively.

     Estimated amortization expense for the existing amortizable intangible assets for the years ended September 30, is as follows:

--------------------------------------------------------------------------------------
                                                                          ($ millions)
2003                                                                          $7.5
2004                                                                           7.5
2005                                                                           7.4
2006                                                                           7.4
2007                                                                           7.4

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7. RETIREMENT PLANS

     The Company offers a defined contribution profit sharing and 401(k) plan for substantially all U.S. employees. Full-time employees may participate in the plan on the first day of the month after being hired. Part-time employees may participate after working at least 1,000 hours in their first twelve months of employment and after reaching the age of 21. The plan allows participants to contribute up to 15% of their compensation in the form of pre-tax or post-tax contributions. The Company provides a matching contribution equivalent to 100% of participants' initial 3% contribution and 50% of the participants' remaining contribution up to 5%. Participants are immediately vested in employee contributions, the Company's matching contributions and the investment return on those monies. The Company also provides a base contribution to employees' accounts regardless of whether employees are active in the plan. The base contribution is 2% of compensation up to 50% of the Social Security taxable wage base plus 4% of compensation in excess of 50% of the Social Security taxable wage base. Participants become vested in the Company's base contribution after three years of service. The Company recorded charges of $7.3 million, $10.3 million and $7.4 million under the plan in fiscal 2002, 2001 and 2000, respectively.

     In conjunction with the decision to offer the expanded defined contribution profit sharing and 401(k) plan to domestic Company associates, management decided to freeze benefits under certain defined benefit pension plans as of December 31, 1997. These pension plans covered substantially all full-time U.S. associates who had completed one year of eligible service and reached the age of
21. The benefits under these plans are based on years of service and the associates' average final compensation or stated amounts. The Company's funding policy, consistent with statutory requirements and tax considerations, is based on actuarial computations using the Projected Unit Credit method. The Company also curtailed its non-qualified supplemental pension plan which provides for incremental pension payments from the Company so that total pension payments equal amounts that would have been payable from the Company's pension plans if it were not for limitations imposed by income tax regulations.

     The Company also sponsors the following pension plans associated with the international businesses it has acquired: Scotts International BV, ASEF BV (Netherlands), The Scotts Company (UK) Ltd., Miracle Garden Care, Scotts France SAS, Scotts Celaflor GmbH (Germany) and Scotts Celaflor HG (Austria). These plans generally cover all associates of the respective businesses and retirement benefits are generally based on years of service and compensation levels. The pension plans for Scotts International BV, ASEF BV (Netherlands), The Scotts Company (UK) Ltd., and Miracle Garden Care are funded plans. The remaining international pension plans are not funded by separately held plan assets.

     In connection with reduction in force initiatives implemented in fiscal 2001, curtailment (gains) or losses of ($0.2) million and $2.7 million were recorded as components of restructuring expense for the international and domestic defined benefit pension plans, respectively. In connection with the announced closure of a manufacturing plant in Bramford, England to occur in mid-2003, special termination benefits of $1.5 million were recorded as a component of restructuring expense in September 2002.

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The following tables present information about benefit obligations, plan assets, annual expense and other assumptions about the Company's defined benefit pension plans (in millions):

                                            Curtailed
                                             Defined            International           Curtailed
                                          Benefit Plans         Benefit Plans          Excess Plan
                                        -----------------     ------------------     ---------------
                                         2002       2001       2002        2001      2002      2001
----------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION
Benefit obligation at beginning
  of year                               $ 67.2     $ 59.5     $  76.1     $ 72.1     $ 1.9     $ 1.9
Service cost                                                      3.1        3.6
Interest cost                              5.1        4.6         4.5        4.0       0.1       0.1
Plan participants'
  contributions                                                   0.7        0.7
Curtailment loss (gain)                               2.7         1.5       (0.2)
Actuarial (gain) loss                      9.6        4.3        12.0       (2.7)      0.2
Benefits paid                             (4.9)      (3.9)       (3.1)      (1.7)     (0.2)     (0.1)
Foreign currency translation                                      6.4        0.3
                                        ------     ------     -------     ------     -----     -----
Benefit obligation at end of
  year                                  $ 77.0     $ 67.2     $ 101.2     $ 76.1     $ 2.0     $ 1.9
                                        ======     ======     =======     ======     =====     =====
CHANGE IN PLAN ASSETS
Fair value of plan assets at
  beginning of year                       56.9       56.2        51.8       64.3
Actual return on plan assets              (6.2)       4.5        (5.2)     (13.7)
Employer contribution                      4.0        0.1         3.7        2.8       0.1       0.1
Plan participants'
  contributions                                                   0.7        0.7
Benefits paid                             (4.9)      (3.9)       (3.1)      (1.7)     (0.1)     (0.1)
Foreign currency translation                                      3.1       (0.6)
                                        ------     ------     -------     ------     -----     -----
Fair value of plan assets at
  end of year                           $ 49.8     $ 56.9     $  51.0     $ 51.8
                                        ======     ======     =======     ======     =====     =====
AMOUNTS RECOGNIZED IN THE
  STATEMENT OF FINANCIAL
  POSITION CONSIST OF:
Funded status                            (27.2)     (10.3)      (50.2)     (24.3)     (2.0)     (1.9)
Unrecognized losses                       31.7       12.1        39.9       15.8       0.5       0.3
                                        ------     ------     -------     ------     -----     -----
Net amount recognized                   $  4.5     $  1.8     $ (10.3)    $ (8.5)    $(1.5)    $(1.6)
                                        ======     ======     =======     ======     =====     =====

                                 2002    2001    2000    2002    2001    2000    2002    2001   2000
----------------------------------------------------------------------------------------------------
COMPONENTS OF NET PERIODIC
  BENEFIT COST
Service cost                     $       $       $       $ 3.1   $ 3.6   $ 3.5   $       $      $
Interest cost                      5.1     4.6     4.1     4.5     4.0     4.0     0.1   0.1     0.1
Expected return on plan assets    (4.4)   (4.3)   (4.4)   (4.0)   (4.8)   (5.5)
Net amortization and deferral      0.7     0.3             0.7             0.6
Curtailment loss (gain)                    2.7                    (0.2)
                                 -----   -----   -----   -----   -----   -----   -----   ----   ----
Net periodic benefit cost
  (income)                       $ 1.4   $ 3.3   $(0.3)  $ 4.3   $ 2.6   $ 2.6   $ 0.1   $0.1   $0.1
                                 =====   =====   =====   =====   =====   =====   =====   ====   ====

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                         2002       2001         2002            2001          2002       2001
---------------------------------------------------------------------------------------------------------------
Weighted average assumptions:
Discount rate                            6.75%       7.5%            5.5%        5.5-6.5%      6.75%       7.5%
Expected return on plan assets           8.00%       8.0%        7.0-8.0%        4.0-8.0%       n/a        n/a
Rate of compensation increase             n/a        n/a         3.0-4.0%        2.5-4.0%       n/a        n/a

     At September 30, 2002, the status of the international plans was as follows (in millions):

                                                                     2002               2001
---------------------------------------------------------------------------------------------
Plans with benefit obligations in excess of plan
  assets:
  Aggregate projected benefit obligations                           $101.2              $73.9
  Aggregate fair value of plan assets                                 51.0               49.7
Plans with plan assets in excess of benefit
  obligations:
  Aggregate projected benefit obligations                                                 2.1
  Aggregate fair value of plan assets                                                     2.1

NOTE 8. ASSOCIATE BENEFITS

     The Company provides comprehensive major medical benefits to certain of its retired associates and their dependents. Substantially all of the Company's domestic associates who were hired before January 1, 1998 become eligible for these benefits if they retire at age 55 or older with more than ten years of service. The plan requires certain minimum contributions from retired associates and includes provisions to limit the overall cost increases the Company is required to cover. The Company funds its portion of retiree medical benefits on a pay-as-you-go basis.

     Prior to October 1, 1993, the Company effected several changes in plan provisions, primarily related to current and ultimate levels of retiree and dependent contributions. Retirees as of October 1, 1993 are entitled to benefits existing prior to these plan changes. These plan changes resulted in a reduction in unrecognized prior service cost, which is being amortized over future years.

     In connection with the reduction in force in fiscal 2001, the plan incurred a curtailment expense of $3.7 million which was included in restructuring expense.

     The following table set for the information about the retiree medical plan:

                                                                    2002                2001
---------------------------------------------------------------------------------------------
                                                                          ($ millions)
CHANGE IN BENEFIT OBLIGATION
Benefit obligation at beginning of year                            $ 22.5              $ 18.0
Service cost                                                          0.3                 0.3
Interest cost                                                         1.4                 1.4
Plan participants' contributions                                      0.3                 0.3
Curtailment loss                                                                          3.7
Actuarial loss                                                       (2.2)
Benefits paid                                                        (1.5)               (1.2)
                                                                   ------              ------
Benefit obligation at end of year                                  $ 20.8              $ 22.5
                                                                   ======              ======
CHANGE IN PLAN ASSETS
Fair value of plan assets at beginning of year                     $                   $
Employer contribution                                                 1.2                 0.9
Plan participants' contributions                                      0.3                 0.3
Benefits paid                                                        (1.5)               (1.2)
                                                                   ------              ------
Fair value of plan assets at end of year                           $   --              $   --
                                                                   ======              ======

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                    2002                2001
---------------------------------------------------------------------------------------------
                                                                          ($ millions)
AMOUNTS RECOGNIZED IN THE STATEMENT OF FINANCIAL
  POSITION CONSIST OF:
Funded status                                                      $(20.8)             $(22.5)
Unrecognized prior service costs                                     (1.1)               (1.7)
Unrecognized prior gain                                              (2.3)               (0.3)
                                                                   ------              ------
Net amount recognized                                              $(24.2)             $(24.5)
                                                                   ======              ======

     The discount rates used in determining the accumulated postretirement benefit obligation were 6.75% and 7.5% in fiscal 2002 and 2001, respectively. For measurement purposes, annual rate of increase in per capita cost of covered retiree medical benefits assumed for fiscal 2002 and 2001 was 9.50%. The rate was assumed to decrease gradually to 5.5% through the year 2011 and remain at that level thereafter. A 1% increase in health cost trend rate assumptions would increase the accumulated postretirement benefit obligation (APBO) as of September 30, 2002 and 2001 by $1.6 million and $0.5 million, respectively. A 1% decrease in health cost trend rate assumptions would decrease the APBO as of September 30, 2002 and 2001 by $1.4 million and $0.5 million, respectively. A 1% increase or decrease in the same rate would not have a material effect on service or interest costs.

     The Company is self-insured for certain health benefits up to $0.2 million per occurrence per individual. The cost of such benefits is recognized as expense in the period the claim is incurred. This cost was $15.8, $14.7 million, and $9.9 million in fiscal 2002, 2001 and 2000, respectively.

NOTE 9. DEBT

                                                                        September 30,
                                                                  --------------------------
                                                                   2002                2001
--------------------------------------------------------------------------------------------
                                                                         ($ millions)
Revolving loans under credit agreement                            $                   $ 94.7
Term loans under credit agreement                                  375.5               398.6
Senior subordinated notes                                          391.8               320.5
Notes due to sellers                                                43.4                52.1
Foreign bank borrowings and term loans                               7.0                 9.4
Capital lease obligations and other                                 11.7                12.5
                                                                  ------              ------
                                                                   829.4               887.8
Less current portions                                               98.2                71.3
                                                                  ------              ------
                                                                  $731.2              $816.5
                                                                  ======              ======

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Maturities of short- and long-term debt, including capital leases for the next five fiscal years and thereafter are as follows:

                                                            Capital Leases              Other
                                                              and Other                  Debt
----------------------------------------------------------------------------------------------
                                                                       ($ millions)
2003                                                            $ 3.3                   $102.5
2004                                                              1.8                     38.9
2005                                                              1.8                     46.9
2006                                                              1.1                      1.0
2007                                                              0.8                    178.4
Thereafter                                                        9.4                    459.8
                                                                -----                   ------
                                                                $18.2                   $827.5
Less: amounts representing future interest                       (6.5)                    (9.8)
                                                                -----                   ------
                                                                $11.7                   $817.7
                                                                =====                   ======

     The term loan facilities under the Credit Agreement (the "Credit Agreement") consist of two tranches. The Tranche A Term Loan Facility consists of three sub-tranches of Euros and British Pounds Sterling in an aggregate principal amount of $265 million which are to be repaid quarterly over a 6 1/2 year period ending June 30, 2005 as follows: quarterly installments of $8.3 million until September 30, 2004, quarterly installments of $9.8 million beginning December 31, 2004 through March 31, 2005 and a final payment of $23.2 million on June 30, 2005 after a $7.3 million required mandatory pre-payment in fiscal 2003. The Tranche B Term Loan Facility has an aggregate principal amount of $260 million and is repayable in installments as follows: quarterly installments of $0.25 million beginning June 30, 2001 through December 31, 2006 and installments of $59.4 million beginning March 31, 2007 through December 31, 2007 after a $17.1 million required mandatory pre-payment in fiscal 2003. These future payments are presented at September 30, 2002 foreign exchange rates. The term loan facilities have a variable interest rate, which was 5.43% at September 30, 2002.

     The revolving credit facility under the Credit Agreement ("Credit Agreement") provides for borrowings of up to $575 million, which are available on a revolving basis over a term of 6 1/2 years ending June 30, 2005. A portion of the revolving credit facility not to exceed $100 million is available for the issuance of letters of credit. A portion of the facility not to exceed $360 million is available for borrowings in optional currencies, provided that the outstanding revolving loans in other currencies do not exceed $200 million except for British Pounds Sterling, which cannot exceed $360 million. The outstanding principal amount of all revolving credit loans may not exceed $150 million for at least 30 consecutive days during any calendar year.

     Interest rates and commitment fees under the Credit Agreement vary according to the Company's leverage ratios and interest rates also vary within tranches. The weighted-average cost of debt on the Company's borrowings for the years ended September 30, 2002 and 2001 was 7.65% and 8.47% respectively. Financial covenants include interest coverage and net leverage ratios. Other covenants include limitations on indebtedness, liens, mergers, consolidations, liquidations and dissolutions, sale of assets, leases, dividends, capital expenditures, and investments. The Scotts Company and all of its domestic subsidiaries pledged substantially all of their personal, real and intellectual property assets as collateral for the borrowings under the Amended Credit Agreement. The Scotts Company and its subsidiaries also pledged the stock in foreign subsidiaries that borrow under the Credit Agreement.

     Approximately $17.0 million of financing costs associated with the credit agreement have been deferred as of September 30, 2002 and are being amortized over a period which ends June 30, 2005. Through September 30, 2002 approximately $8.7 million of the total had been amortized to expense.

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     In January 2002, The Scotts Company completed an offering of $70 million of 8 5/8% Senior Subordinated Notes due 2009. The net proceeds from the offering were used to pay down borrowings on our revolving credit facility. The effective interest rate for the notes is 8 3/8%. The notes were issued at a premium of $1.8 million. The issuance costs associated with the offering totaled $1.6 million. Both the premium and the issuance costs are being amortized over the life of the notes.

     In January 1999, the Company completed an offering of $330 million of 8 5/8% Senior Subordinated Notes due 2009. Scotts entered into two interest rate locks in fiscal 1998 to hedge its anticipated interest rate exposure on the 8 5/8% Notes offering. The total amount paid under the interest rate locks of $12.9 million has been recorded as a reduction of the 8 5/8% Notes' carrying value and is being amortized over the life of the 8 5/8% Notes as interest expense. Approximately $11.8 million of issuance costs associated with the 8 5/8% Notes were deferred and are being amortized over the term of the Notes. The effective interest rate for the notes including the cost of the interest rate locks is 9.24%.

     In conjunction with previous acquisitions, notes were issued for certain portions of the total purchase price that are to be paid in future periods. The present value of the remaining note payments is $43.4 million. The Company is imputing interest on the notes using the stated interest rate or an interest rate prevalent for similar instruments at the time of acquisition on the non-interest bearing notes.

     Foreign notes of $6.0 million issued on December 12, 1997, have an 8-year term and bear interest at 1% below LIBOR. The present value of these loans at September 30, 2002 and 2001 was $2.6 million and $2.8 million, respectively. The loans are denominated in British Pounds Sterling and can be redeemed, on demand, by the note holder. The foreign bank borrowings of $4.4 million at September 30, 2002 and $6.6 million at September 30, 2001 represent lines of credit for foreign operations and are primarily denominated in Euros.

NOTE 10. SHAREHOLDERS' EQUITY

                                                               2002            2001
---------------------------------------------------------------------------------------
                                                                  (in millions)
STOCK
Preferred shares, no par value:
  Authorized                                                 0.2 shares      0.2 shares
  Issued                                                     0.0 shares      0.0 shares
Common shares, no par value
  Authorized                                               100.0 shares    100.0 shares
  Issued                                                    31.3 shares     31.3 shares

     Class A Convertible Preferred Stock ("Preferred Shares") with a liquidation preference of $195.0 million was issued in conjunction with the 1995 Miracle-Gro merger transactions. These Preferred Shares had a 5% dividend yield and were convertible upon shareholder demand into common shares at any time and at The Scotts Company's option after May 2000 at $19.00 per common share. The conversion feature associated with the Preferred Shares issued in connection with the Miracle-Gro merger transactions was negotiated as an integral part of the overall transaction. The conversion price exceeded the fair market value of The Scotts Company's common shares on the date the two companies reached agreement and, therefore, the Preferred Shares did not provide for a beneficial conversion feature. Additionally, warrants to purchase 3.0 million common shares of The Scotts Company were issued as part of the purchase price. In August 2002,
1.0 million warrants with an exercise price of $29 per share and 0.2 million warrants with an exercise price of $25 per share were exercised by the issuance of 499,310 common shares from treasury shares in a non-cash transaction. The remaining warrants to purchase 1.8 million common shares of The Scotts Company are exercisable upon shareholder demand for 1.0 million common shares at $21.00 per share and 0.8 million common shares at $25.00 per share. The exercise term for the warrants expires November 2003. The fair value of the warrants at issuance has been included in capital in excess of par value in the Company's Consolidated Balance Sheets.

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     In fiscal 1999, certain of the Preferred Shares were converted into 0.2 million common shares at the holder's option. In October 1999, all of the then outstanding Preferred Shares were converted into 10.0 million common shares. In exchange for the early conversion, The Scotts Company paid the holders of the Preferred Shares $6.4 million. That amount represents the dividends on the Preferred Shares that otherwise would have been payable from the conversion date through May 2000, the month during which the Preferred Shares could first be redeemed by The Scotts Company. In addition, The Scotts Company agreed to accelerate the termination of many of the standstill provisions in the Miracle-Gro merger agreement that would otherwise have terminated in May 2000. These standstill provisions include the provisions related to the Board of Directors and voting restrictions, as well as restrictions on transfer. Therefore, the former shareholders of Stern's Miracle-Gro Products, Inc., including Hagedorn Partnership, L.P., may vote their common shares freely in the election of directors and generally on all matters brought before The Scotts Company's shareholders. Following the conversion and the termination of the standstill provisions described above, the former shareholders of Miracle-Gro own approximately 40% of The Scotts Company's outstanding common shares and have the ability to significantly influence the election of directors and approval of other actions requiring the approval of The Scotts Company's shareholders.

     In January 2001, the Amended Articles of Incorporation of The Scotts Company were amended to change the authorized preferred stock from 195,000 shares of Class A Convertible Preferred Stock to 195,000 preferred shares, each without par value.

     The limitations on the ability of the former shareholders of Miracle-Gro to acquire additional voting securities of The Scotts Company contained in the merger agreement terminated as of October 1, 1999, except for the restriction under which the former shareholders of Miracle-Gro may not acquire, directly or indirectly, beneficial ownership of Voting Stock (as that term is defined in the Miracle-Gro merger agreement) representing more than 49% of the total voting power of the outstanding Voting Stock, except pursuant to a tender offer for 100% of that total voting power, which tender offer is made at a price per share which is not less than the market price per share on the last trading day before the announcement of the tender offer and is conditioned upon the receipt of at least 50% of the Voting Stock beneficially owned by shareholders of The Scotts Company other than the former shareholders of Miracle-Gro and their affiliates and associates.

     Under The Scotts Company 1992 Long Term Incentive Plan (the "1992 Plan"), stock options and performance share awards were granted to officers and other key employees of the Company. The 1992 Plan also provided for the grant of stock options to non-employee directors of Scotts. The maximum number of common shares that may be issued under the 1992 Plan is 1.7 million, plus the number of common shares surrendered to exercise options (other than non-employee director options) granted under the 1992 Plan, up to a maximum of 1.0 million surrendered common shares. Vesting periods under the 1992 Plan vary and were determined by the Compensation and Organization Committee of the Board of Directors.

     Under The Scotts Company 1996 Stock Option Plan (the "1996 Plan"), stock options may be granted to officers and other key employees of the Company and non-employee directors of The Scotts Company. The maximum number of common shares that may be issued under the 1996 Plan is 5.5 million. Vesting periods under the 1996 Plan vary. Generally, a 3-year cliff vesting schedule is used unless decided otherwise by the Compensation and Organization Committee of the Board of Directors. The Company also has a phantom option plan for certain management employees which is payable in cash based on the increase in the Company's share price over a three-year vesting period. None of the phantom options awarded in fiscal 2001 or fiscal 2002 are vested as of September 30, 2002.

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Aggregate stock option activity consists of the following (shares in millions):

                                               Fiscal Year ended September 30,
                              ------------------------------------------------------------------
                                      2002                   2001                   2000
                              --------------------   --------------------   --------------------
                                          Weighted
                              Number of     Avg.     Number of   Weighted   Number of   Weighted
                               Common     Exercise    Common       Avg.      Common       Avg.
                               Shares      Price      Shares      Price      Shares      Price
------------------------------------------------------------------------------------------------
Beginning balance                4.6       $27.94       4.9       $26.67       4.9       $26.33
Options granted                  0.6        40.69       0.9        30.88       0.3        37.39
Options exercised               (0.9)       21.45      (0.8)       21.24      (0.1)       19.46
Options canceled                (0.1)       28.78      (0.4)       27.96      (0.2)       36.87
                                ----                   ----                   ----
Ending balance                   4.2        31.25       4.6        27.94       4.9        26.67
                                ----                   ----                   ----
Exercisable at September 30      2.8       $29.01       3.0       $24.96       2.7       $21.45

     The following summarizes certain information pertaining to stock options outstanding and exercisable at September 30, 2002 (shares in millions):

                                                 Options Outstanding         Options Exercisable
                                           -------------------------------   --------------------
                                                     WTD. Avg.   WTD. Avg.   WTD. Avg.
                Range of                   No. of    Remaining   Exercise     No. of     Exercise
             Exercise Price                Options     Life        Price      Options     Price
-------------------------------------------------------------------------------------------------
$15.00 - $20.00                              0.6       3.53       $18.11        0.6       $18.11
$20.00 - $25.00                              0.1       3.42        21.53        0.1        21.53
$25.00 - $30.00                              0.5       5.25        27.32        0.5        27.32
$30.00 - $35.00                              1.3       7.06        30.98        0.7        31.28
$35.00 - $40.00                              1.5       7.87        37.80        0.8        36.20
$40.00 - $47.13                              0.2       8.07        43.35        0.1        45.82
                                             ---                  ------        ---       ------
                                             4.2                  $31.25        2.8       $29.01
                                             ===                  ======        ===       ======

     In October 1995, the Financial Accounting Standards Board issued SFAS No. 123, "Accounting for Stock-Based Compensation," which changes the measurement, recognition and disclosure standards for stock-based compensation. The Company, as allowable, has adopted SFAS No. 123 for disclosure purposes only. However, effective October 1, 2002 the Company will expense options granted after that date in accordance with the SFAS No. 123 recognition and measurement provisions.

     The fair value of each option granted has been estimated on the grant date using the Black-Scholes option-pricing model based on the following assumptions for those granted in fiscal 2002, 2001 and 2000: (1) expected market-price volatility of 29.7%, 29.5% and 27.05%, respectively; (2) risk-free interest rates of 3.35%, 4.4% and 6.0%, respectively; and (3) expected life of options of 7 years for fiscal 2002 and 6 for fiscal 2001 and 2000. Options are generally granted with a ten-year term. The estimated weighted-average fair value per share of options granted during fiscal 2002, 2001 and 2000 was $15.83, $11.74 and $14.94, respectively.

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Had compensation expense been recognized for fiscal 2002, 2001 and 2000 in accordance with provisions of SFAS No. 123, the Company would have recorded net income and earnings per share as follows:

                                                    2002                2001                2000
-------------------------------------------------------------------------------------------------
                                                         ($ millions, except per share data)
Net income used in basic earnings per
  share calculation                                 $77.6              $  8.8              $ 59.4
Net income used in diluted earnings
  per share calculation                             $77.6              $  8.8              $ 59.4
Earnings per share:
  Basic                                             $2.65              $ 0.31              $ 2.12
  Diluted                                           $2.45              $ 0.29              $ 2.00

     The pro forma amounts shown above are not necessarily representative of the impact on net income in future years as additional option grants may be made each year.

NOTE 11. EARNINGS PER COMMON SHARE

     The following table presents information necessary to calculate basic and diluted earnings per common share. Basic earnings per common share are computed by dividing net income available to common shareholders by the weighted average number of common shares outstanding. Options to purchase 0.1, 0.2 and 0.3 million shares of common stock for the years ended September 30, 2002, 2001 and 2000, respectively, were not included in the computation of diluted earnings per common share. These options were excluded from the calculation because the exercise price of these options was greater than the average market price of the common shares in the respective periods, and therefore, they were antidilutive.

                                                                      Year ended September 30,
                                                            --------------------------------------------
                                                             2002               2001               2000
--------------------------------------------------------------------------------------------------------
                                                                (in millions, except per share data)
BASIC EARNINGS PER COMMON SHARE:
  Net income before cumulative effect of
     accounting change                                      $101.0              $15.5              $73.1
  Cumulative effect of change in accounting
     for intangible assets, net of tax                       (18.5)
                                                            ------              -----              -----
  Net income                                                  82.5               15.5               73.1
  Class A Convertible Preferred Stock dividend                                                      (6.4)
                                                            ------              -----              -----
  Income available to common shareholders                     82.5               15.5               66.7
  Weighted-average common shares outstanding
     during the period                                        29.3               28.4               27.9
Basic earnings per common share
  Before cumulative effect of accounting
     change                                                 $ 3.44              $0.55              $2.39
  Cumulative effect of change in accounting
     for intangible assets, net of tax                       (0.63)
                                                            ------              -----              -----
  After cumulative effect of accounting change              $ 2.81              $0.55              $2.39
                                                            ======              =====              =====

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                      Year ended September 30,
                                                            --------------------------------------------
                                                             2002               2001               2000
--------------------------------------------------------------------------------------------------------
                                                                (in millions, except per share data)
DILUTED EARNINGS PER COMMON SHARE:
  Net income used in diluted earnings per
     common share calculation                               $ 82.5              $15.5              $66.7
  Weighted-average common shares outstanding
     during the period                                        29.3               28.4               27.9
Potential common shares:
  Assuming exercise of options                                 1.1                0.9                0.8
  Assuming exercise of warrants                                1.3                1.1                0.9
                                                            ------              -----              -----
Weighted-average number of common shares
  outstanding and dilutive potential common
  shares                                                      31.7               30.4               29.6
Diluted earnings per common share
  Before cumulative effect of accounting
     change                                                 $ 3.19              $0.51              $2.25
  Cumulative effect of change in accounting
     for intangible assets, net of tax                       (0.58)
                                                            ------              -----              -----
  After cumulative effect of accounting change              $ 2.61              $0.51              $2.25
                                                            ======              =====              =====

NOTE 12. INCOME TAXES

     The provision for income taxes consists of the following:

                                                              Year ended September 30,
                                                    --------------------------------------------
                                                    2002                2001               2000
------------------------------------------------------------------------------------------------
                                                                    ($ millions)
Currently payable:
  Federal                                           $35.1              $ 29.9              $27.8
  State                                               3.7                 2.9                3.6
  Foreign                                             1.9                 0.3                4.3
Deferred:
  Federal                                            19.4               (18.1)               6.9
  State                                               1.8                (1.8)               0.6
                                                    -----              ------              -----
  Income tax expense                                $61.9              $ 13.2              $43.2
                                                    =====              ======              =====

     The domestic and foreign components of income before taxes are as follows:

                                                             Year ended September 30,
                                                   ---------------------------------------------
                                                    2002               2001                2000
------------------------------------------------------------------------------------------------
                                                                   ($ millions)
Domestic                                           $160.8              $30.3              $107.1
Foreign                                               2.1               (1.6)                9.2
                                                   ------              -----              ------
Income before taxes                                $162.9              $28.7              $116.3
                                                   ======              =====              ======

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     A reconciliation of the federal corporate income tax rate and the effective tax rate on income before income taxes is summarized below:

                                                                 Year ended September 30,
                                                         ----------------------------------------
                                                         2002              2001              2000
-------------------------------------------------------------------------------------------------
Statutory income tax rate                                35.0%             35.0%             35.0%
Effect of foreign operations                              0.2               2.6              (0.3)
Goodwill amortization and other effects
  resulting from purchase accounting                                        7.5               2.7
State taxes, net of federal benefit                       2.2               2.5               2.4
Resolution of previous contingencies                                                         (2.8)
Other                                                     0.6              (1.6)              0.1
                                                         ----              ----              ----
Effective income tax rate                                38.0%             46.0%             37.1%
                                                         ====              ====              ====

     The net current and non-current components of deferred income taxes recognized in the Consolidated Balance Sheets at September 30 are:

                                                                          September 30,
                                                                     ------------------------
                                                                     2002               2001
---------------------------------------------------------------------------------------------
                                                                           ($ millions,
                                                                      except per share data)
Net current assets                                                   $74.6              $52.2
Net non-current assets (liability)                                    (2.4)              15.4
                                                                     -----              -----
Net assets                                                           $72.2              $67.6
                                                                     =====              =====

     The components of the net deferred tax asset are as follows:

                                                                         September 30,
                                                                 -----------------------------
                                                                  2002                   2001
----------------------------------------------------------------------------------------------
                                                                         ($ millions)
ASSETS
  Inventories                                                    $ 18.2                 $ 14.7
  Accrued liabilities                                              44.7                   56.1
  Postretirement benefits                                          34.7                   20.5
  Foreign net operating losses                                      0.2                    1.6
  Accounts receivable                                              11.7                    6.1
  Other                                                            11.0                    5.7
                                                                 ------                 ------
  Gross deferred tax assets                                       120.5                  104.7
  Valuation allowance                                                                     (1.0)
                                                                 ------                 ------
  Deferred tax assets                                             120.5                  103.7
LIABILITIES
  Property, plant and equipment                                   (29.7)                 (21.8)
  Other                                                           (18.6)                 (14.3)
                                                                 ------                 ------
  Deferred tax liability                                          (48.3)                 (36.1)
                                                                 ------                 ------
  Net deferred tax asset                                         $ 72.2                 $ 67.6
                                                                 ======                 ======

     Net operating loss carryforwards in foreign jurisdictions were $0.6 million and $5.2 million at September 30, 2002 and 2001, respectively. The use of these acquired carryforwards is subject to limitations imposed by the tax laws of each applicable country.

     The valuation allowance of $1.0 million at September 30, 2001 was to provide for operating losses for which the benefits were not expected to be realized. However, due to U.K. capital gains generated during the year from a disposition of peat bogs, the loss carryforward previously subjected to a valuation

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

allowance and the valuation allowance eliminated. Foreign net operating losses of $0.6 million can be carried forward indefinitely.

     Deferred taxes have not been provided on unremitted earnings of certain foreign subsidiaries and foreign corporate joint ventures that arose in fiscal years beginning on or before September 2002 in accordance with APB 23 since such earnings have been permanently reinvested.

NOTE 13. FINANCIAL INSTRUMENTS

     A description of the Company's financial instruments and the methods and assumptions used to estimate their fair values is as follows:

LONG-TERM DEBT

     At September 30, 2002 and 2001, Scotts had $400 million and $330 million outstanding, respectively, of 8 5/8% Senior Subordinated Notes due 2009. The fair value of these notes was estimated based on recent trading information. Variable rate debt outstanding at September 30, 2002 and 2001 consisted of revolving borrowings and term loans under the Company's credit agreement and local bank borrowings for certain of the Company's foreign operations. The carrying amounts of these borrowings are considered to approximate their fair values.

INTEREST RATE SWAP AGREEMENTS

     At September 30, 2002 and 2001, Scotts had outstanding six and five, respective interest rate swaps with major financial institutions that effectively convert variable-rate debt to a fixed rate. The swaps have notional amounts between $10 million and $25 million ($95 million in total) with three, four or five year terms commencing in January 1999. Under the terms of these swaps, the Company pays rates ranging from 3.75% to 5.18% and receives three-month LIBOR.

     Scotts enters into interest rate swap agreements as a means to hedge its interest rate exposure on debt instruments. Since the interest rate swaps have been designated as hedging instruments, their fair values are reflected in the Company's Consolidated Balance Sheets. Net amounts to be received or paid under the swap agreements are reflected as adjustments to interest expense. Unrealized gains or losses resulting from valuing these swaps at fair value are recorded in other comprehensive income. The fair value of the swap agreements was determined based on the present value of the estimated future net cash flows using implied rates in the applicable yield curve as of the valuation date.

INTEREST RATE LOCKS

     In fiscal 1998, Scotts entered into two contracts, each with notional amounts of $100.0 million, to lock the treasury rate component of Scotts' anticipated offering of debt securities in the first quarter of fiscal 1999. One of the interest rate locks expired in October 1998 and was rolled over into a new rate lock that expired in February 1999. The other rate lock expired in February 1999.

     Scotts entered into the interest rate locks to hedge its interest rate exposure on the offering of the 8 5/8% Senior Subordinated Notes due 2009. The net amount paid under the interest rate locks is reflected as an adjustment to the carrying amount of the 8 5/8% Senior Subordinated Notes.

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The estimated fair values of the Company's financial instruments are as follows for the fiscal years ended September 30:

                                                               2002                  2001
                                                        ------------------    ------------------
                                                        Carrying     Fair     Carrying     Fair
                                                         Amount     Value      Amount     Value
------------------------------------------------------------------------------------------------
                                                                      ($ millions)
Revolving and term loans under credit agreement          $375.5     $375.5     $493.3     $493.3
Senior subordinated notes                                 400.0      391.8      330.0      320.5
Foreign bank borrowings and term loans                      7.0        7.0        9.4        9.4
Interest rate swap agreements                              (3.6)      (3.6)      (2.7)      (2.7)

     Excluded from the fair value table above are the following items that are included in the Company's total debt balances at September 30, 2002 and 2001:

                                                                   2002                  2001
----------------------------------------------------------------------------------------------
                                                                          ($ millions)
Amounts paid to settle treasury locks                              $(8.2)                $(9.5)
Non-interest bearing notes                                          43.4                  52.1
Capital lease obligations and other                                 11.7                  12.5

     The fair value of the non-interest bearing notes is not considered determinable since there is no established market for notes with similar characteristics and since they represent notes that were negotiated between the Company and the seller as part of transactions to acquire businesses

NOTE 14. OPERATING LEASES

     The Company leases buildings, land and equipment under various noncancellable lease agreements for periods of two to six years. The lease agreements generally provide that the Company pay taxes, insurance and maintenance expenses related to the leased assets. Certain lease agreements contain purchase options. At September 30, 2002, future minimum lease payments were as follows:

                                                                ($ millions)
2003                                                               $21.2
2004                                                                17.4
2005                                                                13.3
2006                                                                 8.0
2007                                                                 4.6
Thereafter                                                          23.6
                                                                   -----
Total minimum lease payments                                       $88.1
                                                                   =====

     The Company also leases transportation and production equipment under various one-year operating leases, which provide for the extension of the initial term on a monthly or annual basis. Total rental expenses for operating leases were $33.6 million, $22.0 million and $17.8 million for fiscal 2002, 2001 and 2000, respectively. The total to be received from sublease rentals in place at September 30, 2002 is $0.8 million.

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 15. COMMITMENTS

     The Company has entered into the following purchase commitments:

    SEED: The Company is obligated to make future purchases based on estimated yields and other market purchase commitments. At September 30, 2002, estimated annual seed purchase commitments were as follows:

                                                               ($ millions)
2003                                                              $48.8
2004                                                               37.5
2005                                                               21.9
2006                                                                9.4
2007                                                                7.2

     The Company made purchases of $51.6 million, $53.9 million and $31.2 million under this obligation in fiscal 2002, 2001 and 2000, respectively.

    PEAT: In March 2000, the Company entered in a contract to purchase peat over the next ten years. There is an option to extend the term of this agreement for a further period of ten years, on or before the eighth anniversary of this agreement. The minimum volume purchase obligations under the March 2000 contract are as follows:

                                                                  Approximate Value
                                     Cubic Meters              Based on Average Prices
--------------------------------------------------------------------------------------
                                                                    ($ millions)
2003                                  1,067,000                         $11.3
2004                                  1,088,000                          11.5
2005                                  1,110,000                          11.7
2006                                  1,132,000                          12.0
2007                                  1,132,000                          12.0
Thereafter                            2,830,000                          30.0

     In the event that in any one contract year, the Company does not purchase the minimum required volume, the Company will be required to pay a cash penalty based upon the marginal contribution to the supplier of all those products which the Company has failed to purchase.

     In the event that the volume purchases in a contract year are less than 97% of the contract requirements, the Company shall pay 80% of the supplier's marginal contribution multiplied by the number of cubic meters by which the volume equivalent to 97% of the contract requirements was not reached. An amount of 50% of the supplier's marginal contribution multiplied by the number of cubic meters would also be paid based on the remaining 3% contract purchase obligation shortfall. A reverse approach applies for purchases made by the Company that are in excess of the minimum volume purchase obligation in any contract year. The Company purchased 965,000 cubic meters of peat under this arrangement in fiscal 2002.

    MEDIA ADVERTISING. As of September 30, 2002 the Company has committed to purchase $3.0 million of airtime for both national and regional television advertising in fiscal 2003. An additional $21.8 million for advertising in fiscal 2003 was committed to on October 1, 2002.

NOTE 16. CONTINGENCIES

     Management continually evaluates the Company's contingencies, including various lawsuits and claims which arise in the normal course of business, product and general liabilities, worker's compensation, property losses and other fiduciary liabilities for which the Company is self-insured or retains a high exposure limit. Insurance reserves are established within an actuarially determined range. In the opinion of management, its assessment of contingencies is reasonable and related reserves, in the

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

aggregate, are adequate; however, there can be no assurance that future quarterly or annual operating results will not be materially affected by final resolution of these matters. The following matters are the more significant of the Company's identified contingencies.

ENVIRONMENTAL MATTERS

     In June 1997, the Ohio Environmental Protection Agency ("Ohio EPA") initiated an enforcement action against us with respect to alleged surface water violations and inadequate treatment capabilities at our Marysville facility and sought corrective action under the federal Resource Conservation Recovery Act. The action relates to several discontinued on-site disposal areas which date back to the early operations of the Marysville facility that we had already been assessing voluntarily. Since initiation of the action, we met with the Ohio Attorney General and the Ohio EPA, and we were ultimately able to negotiate an amicable resolution of these issues. On December 3, 2001, an agreed judicial Consent Order was submitted to the Union County Common Pleas Court and was entered by the court on January 25, 2002.

     Now that the Consent Order has been entered, we have paid a $275,000 fine and must satisfactorily remediate the Marysville site. We have continued our remediation activities with the knowledge and oversight of the Ohio EPA. We completed an updated evaluation of our expected liability related to this matter based on the fine paid and remediation actions that we have taken and that we expect to take in the future and, based on the latest estimates, we recorded a charge of $3 million in the third quarter of fiscal 2002 to increase our reserve accordingly.

     In addition to the dispute with the Ohio EPA, we are negotiating with the Philadelphia District of the U.S. Army Corps of Engineers ("Corps") regarding the terms of site remediation and the resolution of the Corps' civil penalty demand in connection with our prior peat harvesting operations at our Lafayette, New Jersey facility. We are also addressing remediation concerns raised by the Environment Agency of the United Kingdom with respect to emissions to air and groundwater at our Bramford (Suffolk), United Kingdom facility. We have reserved for our estimates of probable losses to be incurred in connection with each of these matters.

     Regulations and environmental concerns also exist surrounding peat extraction in the United Kingdom and the European Union. In August 2000, English Nature, the nature conservation advisory body to the U.K. government, notified us that three of our peat harvesting sites in the United Kingdom were under consideration as possible "Special Areas of Conservation" under European Union Law. In April 2002, working in conjunction with Friends of the Earth (U.K.), we reached agreement with English Nature to transfer our interests in the properties and for the immediate cessation of all but a limited amount of peat extraction on one of the three sites in exchange for $18.1 million received in April 2002 and an additional approximately $3 million which will be received when we cease extraction at the third site. A gain of approximately $5 million is included in "Other Income". Proceeds of approximately $13 million have been recorded as deferred income and will be recognized into income over the 29 month period beginning May, 2002 which coincides with the expected peat extraction period at the third site. As a result of this transaction we have withdrawn our objection to the proposed European designations as Special Areas of Conservation and will undertake restoration work on the sites for which we will receive additional compensation from English Nature. We consider that we have sufficient raw material supplies available to replace the peat extracted from such sites.

     The Company has determined that cement containing asbestos material at certain manufacturing facilities in the United Kingdom may require removal in the future.

     At September 30, 2002, $8.2 million is accrued for the environmental matters described herein. The significant components of the accrual are costs for site remediation of $5.9 million and costs for asbestos abatement and other environmental exposures in the United Kingdom of $1.8 million. The significant portion of the costs accrued as of September 30, 2002 are expected to be paid in fiscal 2003; however, payments could be made for a period thereafter.

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     We believe that the amounts accrued as of September 30, 2002 are adequate to cover known environmental exposures based on current facts and estimates of likely outcome. However, the adequacy of these accruals is based on several significant assumptions:

     (i) that we have identified all of the significant sites that must be remediated;

     (ii) that there are no significant conditions of potential contamination that are unknown to the Company; and

     (iii) that with respect to the agreed judicial Consent Order in Ohio, that potentially contaminated soil can be remediated in place rather than having to be removed and only specific stream segments will require remediation as opposed to the entire stream.

     If there is a significant change in the facts and circumstances surrounding these assumptions, it could have a material impact on the ultimate outcome of these matters and the Company's results of operations, financial position and cash flows.

     For year ended September 30, 2002, we made approximately $0.3 million in environmental capital expenditures and $5.4 million in environmental expenditures, compared with approximately $0.6 million in environmental capital expenditures and $2.1 million in other environmental expenses for fiscal year 2001.

AGREVO ENVIRONMENTAL HEALTH, INC.

     On June 3, 1999, AgrEvo Environmental Health, Inc. ("AgrEvo") (which subsequently changed its name to Aventis Environmental Health Science USA LP) filed a complaint in the U.S. District Court for the Southern District of New York (the "New York Action"), against the Company, a subsidiary of the Company and Monsanto seeking damages and injunctive relief for alleged antitrust violations and breach of contract by the Company and its subsidiary, and antitrust violations and tortious interference with contract by Monsanto. The suit arises out of Scotts' purchase of a consumer herbicide business from AgrEvo in May 1998. AgrEvo claims in the suit that Scotts' subsequent agreement to become Monsanto's exclusive sales and marketing agent for Monsanto's consumer Roundup(R) business violated the federal antitrust laws. AgrEvo contends that Monsanto attempted to, or did, monopolize the market for non-selective herbicides and conspired with Scotts to eliminate the herbicide Scotts previously purchased from AgrEvo, which competed with Monsanto's Roundup(R), in order to achieve or maintain a monopoly position in that market. AgrEvo also contends that Scotts' execution of various agreements with Monsanto, including the Roundup(R) marketing agreement, as well as Scotts' subsequent actions, violated the purchase agreements between AgrEvo and Scotts.

     AgrEvo is requesting unspecified damages, as well as affirmative injunctive relief, and seeking to have the courts invalidate the Roundup(R) marketing agreement as violative of the federal antitrust laws. Under the indemnification provisions of the Roundup(R) marketing agreement, Monsanto and Scotts each have requested that the other indemnify against any losses arising from this lawsuit. On September 5, 2001, the magistrate judge, over the objections of Scotts and Monsanto, allowed AgrEvo to file another amended complaint to add claims transferred to it by its German parent, AgrEvo GmbH, and its 100 percent commonly owned affiliate, AgrEvo USA Company. Scotts and Monsanto have objected to the magistrate judge's order allowing the new claims. The district court will resolve these objections; if sustained, the newly-added claims will be stricken.

     On June 29, 1999, AgrEvo also filed a complaint in the Superior Court of the State of Delaware (the "Delaware Action") against two of the Company's subsidiaries seeking damages for alleged breach of contract. AgrEvo alleges that, under the contracts by which a subsidiary of the Company purchased a herbicide business from AgrEvo in May 1998, two of the Company's subsidiaries have failed to pay AgrEvo approximately $0.6 million. AgrEvo is requesting damages in this amount, as well as pre- and post-judgment interest and attorneys' fees and costs. The Company's subsidiaries have moved to dismiss or stay this action. On January 31, 2000, the Delaware court stayed AgrEvo's action pending the resolution of a motion to amend the New York Action, and the resolution of the New York Action. The Company's subsidiaries intend to vigorously defend the asserted claims.

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     On May 15, 2002, AgrEvo filed an additional, duplicative complaint that makes the same claims that are made in the amended complaint in the New York Action, described above. On June 6, 2002, Scotts moved to dismiss this duplicative complaint as procedurally improper. There has been no ruling by the court on Scotts' motion.

     The Company believes that AgrEvo's claims in this matter are without merit and intends to vigorously defend against them. If the above actions are determined adversely to the Company, the result could have a material adverse effect on Scotts' results of operations, financial position and cash flows. Any potential exposure that Scotts may face cannot be reasonably estimated. Therefore, no accrual has been established related to these matters.

CENTRAL GARDEN & PET COMPANY

SCOTTS V. CENTRAL GARDEN, SOUTHERN DISTRICT OF OHIO.

     On June 30, 2000, the Company filed suit against Central Garden & Pet Company in the U.S. District Court for the Southern District of Ohio (the "Ohio Action") to recover approximately $24 million in accounts receivable and additional damages for other breaches of duty.

     Central Garden filed counterclaims including allegations that Scotts and Central Garden had entered into an oral agreement in April 1998 whereby Scotts would allegedly share with Central Garden the benefits and liabilities of any future business integration between Scotts and Pharmacia Corporation (formerly Monsanto). The court dismissed a number of Central Garden's counterclaims as well as Scotts' claims that Central Garden breached other duties owed to Scotts. On April 22, 2002, a jury returned a verdict in favor of Scotts of $22.5 million and for Central Garden on its remaining counterclaims in an amount of approximately $12.1 million. Various post-trial motions have been filed in the Ohio Action, but so far Central Garden has not challenged the propriety of the $22.5 million award to Scotts and Scotts has challenged only $750,000 of the $12.1 million awarded to Central Garden on its counterclaim. Central Garden has challenged, however, the dismissal during trial of several other counterclaims.

     Two counterclaims that the court permitted Central Garden to add on the eve of trial also remain pending. In these counterclaims, Central Garden seeks damages in an unspecified amount for Scotts' alleged breach of contract and conversion with respect to certain inventory held by Central Garden's subagents and subdistributors. A trial date of October 6, 2003 has been set on these remaining claims, and discovery has recently commenced.

CENTRAL GARDEN V. SCOTTS & PHARMACIA, NORTHERN DISTRICT OF CALIFORNIA.

     On July 7, 2000, Central Garden filed suit against the Company and Pharmacia in the U.S. District Court for the Northern District of California (San Francisco Division) alleging various claims, including breach of contract and violations of federal antitrust laws, and seeking an unspecified amount of damages and injunctive relief. On October 26, 2000, the District Court granted the Company's motion to dismiss Central Garden's breach of contract claims for lack of subject matter jurisdiction. On November 17, 2000, Central Garden filed an amended complaint in the District Court, re-alleging various claims for violations of federal antitrust laws and also alleging state antitrust claims. As described above, Central Garden and Pharmacia have settled some or all of their claims relating to this action.

     On April 15, 2002, the Company and Central Garden each filed summary judgment motions in this action. On June 26, 2002, the court granted summary judgment in favor of the Company and dismissed all of Central Garden's claims. On July 28, 2002, Central Garden filed a notice of appeal. The case is now pending an appeal in the Ninth Circuit Court of Appeals.

CENTRAL GARDEN V. SCOTTS & PHARMACIA, CONTRA COSTA SUPERIOR COURT.

     On October 31, 2000, Central Garden filed an additional complaint against the Company and Pharmacia in the California Superior Court for Contra Costa County. That complaint seeks to assert the breach of contract claims previously dismissed by the District Court in the California federal action described above, and additional claims under Section 17200 of the California Business and Professions

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Code. On December 4, 2000, the Company and Pharmacia jointly filed a motion to stay this action based on the pendency of prior lawsuits (including the three actions described above) that involve the same subject matter. By order dated February 23, 2001, the Superior Court stayed the action pending before it.

     All claims in the Contra Costa action currently remain stayed. A further status conference is set for May 29, 2003. Central Garden and Pharmacia have settled their claims relating to this action.

     Scotts believes that Central Garden's remaining claims are without merit and intends to vigorously defend against them. Although Scotts has prevailed consistently and extensively in the litigation with Central Garden, the decisions in Scotts' favor are subject to appeal. If, upon appeal or otherwise, the above actions are determined adversely to Scotts, the result could have a material adverse effect on Scotts' results of operations, financial position and cash flows. Scotts believes that it will continue to prevail in the Central Garden matters and that any potential exposure that Scotts may face cannot be reasonably estimated. Therefore, no accrual has been established related to claims brought against Scotts by Central Garden, except for amounts ordered paid to Central Garden in the Ohio Action for which the Company believes it has adequate reserves recorded for the amounts it may ultimately be required to pay.

NOTE 17. CONCENTRATIONS OF CREDIT RISK

     Financial instruments which potentially subject the Company to concentration of credit risk consist principally of trade accounts receivable. The Company sells its consumer products to a wide variety of retailers, including mass merchandisers, home centers, independent hardware stores, nurseries, garden outlets, warehouse clubs and local and regional chains. Professional products are sold to commercial nurseries, greenhouses, landscape services, and growers of specialty agriculture crops.

     At September 30, 2002, 67% of the Company's accounts receivable was due from customers in North America. Approximately 94% of these receivables were generated from the Company's North American Consumer segment. The most significant concentration of receivables within this segment was from home centers, which accounted for 32%, followed by mass merchandisers at 7% of the Company's receivables balance at September 30, 2002. No other retail concentrations (e.g., independent hardware stores, nurseries, etc. in similar markets) accounted for more than 5% of the Company's accounts receivable balance at September 30, 2002. The Company's two largest customers accounted for 33% of the North American Consumer accounts receivable balance at September 30, 2002.

     The remaining 6% of North American accounts receivable was generated from customers of the Scotts LawnService(R) and Global Professional segments located in North America. As a result of the changes in distribution methods made in fiscal 2000 for the Global Professional segment customers in North America, nearly all products are sold through distributors. Accordingly, nearly all of the Global Professional segment's North American accounts receivable at September 30, 2002 is due from distributors.

     The 33% of accounts receivable generated outside of North America is due from retailers, distributors, nurseries and growers. No concentrations of customers or individual customers within this group account for more than 10% of the Company's accounts receivable balance at September 30, 2002.

     At September 30, 2002, the Company's concentrations of credit risk were similar to those existing at September 30, 2001.

     The Company's two largest customers accounted for the following percentage of net sales in each respective period:

                                                            Largest               2nd Largest
                                                            Customer               Customer
---------------------------------------------------------------------------------------------
2002                                                          25.8%                  13.2%
2001                                                          24.3%                  12.5%
2000                                                          20.0%                   7.6%

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Sales to the Company's two largest customers are reported within Scotts' North American Consumer segment. No other customers accounted for more than 10% of fiscal 2002, 2001 or 2000 net sales.

NOTE 18. OTHER EXPENSE (INCOME)

     Other expense (income) consisted of the following for the fiscal years ended September 30:

                                                      2002               2001               2000
-------------------------------------------------------------------------------------------------
                                                                     ($ millions)
Royalty income.........................              $ (3.1)             $(4.9)             $(5.1)
Legal and insurance settlements........                                   (3.6)
Gain on sale of assets.................                                                      (4.6)
Gain from peat transaction.............                (6.3)
Asset valuation and write-off
  charges..............................                                    0.1                1.8
Foreign currency losses................                 0.2                0.5                0.9
Other, net.............................                (2.8)              (0.6)               1.0
                                                     ------              -----              -----
Total..................................              $(12.0)             $(8.5)             $(6.0)
                                                     ======              =====              =====

NOTE 19. NEW ACCOUNTING STANDARDS

     In July 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement modifies and amends the accounting for restructuring activities that are currently accounted for in accordance with EITF Issue 94-3 "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)". SFAS No. 146 requires most charges to be recorded when they are incurred, rather than when it is identified that a cost resulting from a restructuring activity is likely to be incurred. This Statement applies to restructuring activities occurring after December 31, 2002. The adoption of this standard will not have an impact on the Company's restructuring costs incurred prior to the adoption of SFAS No. 146. However the adoption of SFAS No. 146 can be expected to impact the timing of liability recognition associated with future restructuring and exit activities.

NOTE 20. SUPPLEMENTAL CASH FLOW INFORMATION

                                                    2002               2001               2000
-----------------------------------------------------------------------------------------------
                                                                   ($ millions)
Interest paid (net of amount
  capitalized)                                      $68.1              $86.5              $88.3
Income taxes paid                                    33.4               47.2               10.0
Businesses acquired:
  Fair value of assets acquired, net of
     cash                                            51.9               53.5                4.8
  Cash paid                                         (31.0)             (26.5)              (2.7)
  Notes issued to sellers                            20.9               27.0                2.1

NOTE 21. SEGMENT INFORMATION

     For fiscal 2002, the Company was divided into four reportable segments--North American Consumer, Scotts LawnService(R), Global Professional and International Consumer. The North American Consumer segment consists of the Lawns, Gardens, Growing Media, Ortho and Canada businesses. These segments differ from those used in the prior year due to segregating of the Scotts LawnService(R) business from the North American Consumer business because of a change in reporting structure whereby Scotts LawnService(R) no longer reports to senior management of the North American Consumer segment.

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The North American Consumer segment specializes in dry, granular slow-release lawn fertilizers, lawn fertilizer combination and lawn control products, grass seed, spreaders, water-soluble and controlled-release garden and indoor plant foods, plant care products and potting soils, barks, mulches and other growing media products and pesticides products. Products are marketed to mass merchandisers, home improvement centers, large hardware chains, nurseries and gardens centers.

     The Scotts LawnService(R) segment provides lawn fertilization, insect control and other related services such as core aeration primarily to residential consumers through company-owned branches and franchises. In most company markets, Scotts LawnService(R) also offers tree and shrub fertilization, disease and insect control treatments and, in our larger branches, we offer an exterior barrier pest control service.

     The Global Professional segment is focused on a full line of horticulture products including controlled-release and water-soluble fertilizers and plant protection products, grass seed, spreaders, customer application services and growing media. Products are sold to lawn and landscape service companies, commercial nurseries and greenhouses and specialty crop growers. Our Branded Plants business and biotechnology operations are also part of the Global Professional segment. Prior to June 2000, this segment also included the Company's ProTurf(R) business, which was sold in May 2000.

     The International Consumer segment provides products similar to those described above for the North American Consumer segment to consumers in countries other than the United States and Canada.

     The following table presents segment financial information in accordance with Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information". Pursuant to SFAS No. 131, the presentation of the segment financial information is consistent with the basis used by management (i.e., certain costs not allocated to business segments for internal management

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

reporting purposes are not allocated for purposes of this presentation). Prior periods have been restated to conform to this basis of presentation.

                                N.A.         Scotts          Global      International
                              Consumer   LawnService(R)   Professional     Consumer      Corporate    Total
-------------------------------------------------------------------------------------------------------------
                                                               ($ millions)
Net Sales:
                       2002   $1,254.8       $75.6           $181.2         $249.0        $          $1,760.6
                       2001   1,216.8         41.2            185.7          252.1                    1,695.8
                       2000   1,189.5         21.4            180.5          264.8                    1,656.2
Income (loss) from
  Operations:
                       2002   $ 273.7        $ 8.8           $ 13.1         $ 16.6        $ (67.3)   $  244.9
                       2001     250.7          4.7             12.7           (4.0)        (120.0)      144.1
                       2000     243.3          0.9             26.4           21.0          (54.2)      237.4
Operating Margin:
                       2002      21.8%        11.6%             7.2%           6.7%            nm        13.9%
                       2001      20.6%        11.4%             6.8%          (1.6)%           nm         8.5%
                       2000      20.5%         4.2%            14.6%           7.9%            nm        14.3%
Depreciation and
  Amortization:
                       2002   $  27.7        $ 2.1           $  0.4         $  8.5        $   4.8    $   43.5
                       2001      38.0          1.9              5.1           14.0            4.6        63.6
                       2000      34.8          1.2              4.9           12.7            7.4        61.0
Capital Expenditures:
                       2002   $  39.0        $ 2.4           $  2.4         $  4.2        $   9.0    $   57.0
                       2001      31.7          1.1              1.9            5.1           23.6        63.4
                       2000      31.3          0.8              9.8            9.5           21.1        72.5
Long-Lived Assets:
                       2002   $ 676.4        $80.8           $ 70.6         $227.5        $  65.6    $1,120.9
                       2001     666.2         29.2             65.4          264.3           56.6     1,081.7
Total Assets:
                       2002   $1,069.3       $97.2           $134.3         $401.2        $ 199.4    $1,901.4
                       2001   1,115.5         28.0            141.0          397.9          160.6     1,843.0

---------------
nm -- Not meaningful

     Income (loss) from operations reported for Scotts' four operating segments represents earnings before amortization of intangible assets, interest and taxes, since this is the measure of profitability used by management. Accordingly, the Corporate operating loss for the fiscal years ended September 30, 2002, 2001 and 2000 includes amortization of certain intangible assets, unallocated corporate general and administrative expenses, certain other income/expense not allocated to the business segments and North America restructuring charges in fiscal 2002 and 2001. International restructuring charges of approximately $4.5 million and $10.4 million are included in International Consumer's operating loss in fiscal 2002 and 2001, respectively. Global Professional operating income in fiscal 2001 is net of restructuring charges of $2.9 million.

     Total assets reported for Scotts' operating segments include the intangible assets for the acquired businesses within those segments. Corporate assets primarily include deferred financing and debt issuance costs, corporate intangible assets as well as deferred tax assets.

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 22. QUARTERLY CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

     The following is a summary of the unaudited quarterly results of operations for fiscal 2002 and 2001.

                                             Amended
                                             1st Qtr         2nd Qtr         3rd Qtr         4th Qtr         Full Year
----------------------------------------------------------------------------------------------------------------------
                                                               (in millions, except per share data)
FISCAL 2002
Net sales                                    $ 163.0         $ 602.1         $ 692.2         $ 303.3         $1,760.6
Gross profit                                    31.1           239.9           270.6            93.3            634.9
Net income (loss) before cumulative
  effect of accounting change                  (47.0)           64.9            95.8           (12.7)           101.0
Cumulative effect of change in
  accounting for intangible assets,
  net of tax                                   (18.5)             --              --              --            (18.5)
                                             -------         -------         -------         -------         --------
Net income (loss)                              (65.5)           64.9            95.8           (12.7)            82.5
Basic earnings (loss) per common
  share before effect of accounting
  change                                     $ (1.63)        $  2.23         $  3.25         $ (0.43)        $   3.44
Cumulative effect of change in
  accounting for intangible assets,
  net of tax                                   (0.64)             --              --              --            (0.63)
                                             -------         -------         -------         -------         --------
Basic earnings (loss) per common
  share                                        (2.27)           2.23            3.25           (0.43)            2.81
Common shares used in basic EPS
  calculation                                   28.8            29.1            29.5            29.8             29.3
Diluted earnings (loss) per common
  share before cumulative effect of
  accounting change                          $ (1.63)        $  2.06         $  3.02         $ (0.43)        $   3.19
Cumulative effect of change in
  accounting for intangible assets,
  net of tax                                   (0.64)             --              --              --            (0.58)
                                             -------         -------         -------         -------         --------
Diluted earnings (loss) per common
  share                                        (2.27)           2.06            3.02           (0.43)            2.61
Common shares and dilutive potential
  common shares used in diluted EPS
  calculation                                   28.8            31.5            31.8            29.8             31.7

                                             1st Qtr         2nd Qtr         3rd Qtr         4th Qtr         Full Year
----------------------------------------------------------------------------------------------------------------------
                                                               (in millions, except per share data)
FISCAL 2001
Net sales                                    $ 147.0         $ 713.5         $ 598.6         $ 236.7         $1,695.8
Gross profit                                    31.3           292.0           218.3            54.8            596.4
Net income (loss)                              (51.2)           84.8            45.4           (63.5)            15.5
Basic earnings (loss) per common
  share                                      $ (1.83)        $  3.01         $  1.60         $ (2.24)        $   0.55
Common shares used in basic EPS
  calculation                                   28.0            28.2            28.3            28.4             28.4
Diluted earnings (loss) per common
  share                                      $ (1.83)        $  2.80         $  1.49         $ (2.24)        $   0.51
Common shares and dilutive potential
  common shares used in diluted EPS
  calculation                                   28.0            30.3            30.6            28.4             30.4

     Certain reclassifications have been made within interim periods.

     Common stock equivalents, such as stock options and warrants, are excluded from the diluted loss per share calculation in periods where there is a net loss because their effect is anti-dilutive.

                                      ----

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Scotts' business is highly seasonal with over 70% of sales occurring in the second and third fiscal quarters combined.

NOTE 23. FINANCIAL INFORMATION FOR SUBSIDIARY GUARANTORS AND NON-GUARANTORS

     In January 1999, The Scotts Company issued $330 million of 8 5/8% Senior Subordinated Notes due 2009 to qualified institutional buyers under the provisions of Rule 144A of the Securities Act of 1933. These Notes were subsequently registered in December 2000. In January 2002, the Company issued an additional $70 million of 8 5/8% Senior Subordinated Notes due 2009 and a Form S-4 registration has been filed to register the Notes.

     The Notes are general obligations of The Scotts Company and are guaranteed by all of the existing wholly-owned, domestic subsidiaries and all future wholly-owned, significant (as defined in Regulation S-X of the Securities and Exchange Commission) domestic subsidiaries of The Scotts Company. These subsidiary guarantors jointly and severally guarantee The Scotts Company's obligations under the Notes. The guarantees represent full and unconditional general obligations of each subsidiary that are subordinated in right of payment to all existing and future senior debt of that subsidiary but are senior in right of payment to any future junior subordinated debt of that subsidiary.

     The following information presents consolidating Statements of Operations and Statements of Cash Flows for the three years ended September 30, 2002 and consolidated Balance Sheets as of September 30, 2002 and 2001. Separate audited financial statements of the individual guarantor subsidiaries have not been provided because management does not believe they would be meaningful to investors.

                                      ----

                               THE SCOTTS COMPANY
                            STATEMENT OF OPERATIONS
                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002
                                 (IN MILLIONS)

                                              Subsidiary      Non-
                                     Parent   Guarantors   Guarantors   Eliminations   Consolidated
---------------------------------------------------------------------------------------------------
Net sales                            $911.3     $418.0       $431.3        $             $1,760.6
Cost of sales                         622.9      234.7        266.4                       1,124.0
Restructuring and other charges         1.5                     0.2                           1.7
                                     ------     ------       ------        ------        --------
Gross profit                          286.9      183.3        164.7                         634.9
Gross commission earned from
  marketing agreement                  37.2                     2.4                          39.6
Costs associated with marketing
  agreement                            23.4                                                  23.4
                                     ------     ------       ------        ------        --------
Net commission earned from
  marketing agreement                  13.8                     2.4                          16.2
Advertising                            47.1       11.4         23.7                          82.2
Selling, general and administrative   198.9       16.7        114.0                         329.6
Restructuring and other charges         1.9        0.6          3.9                           6.4
Amortization of intangible assets       0.4        0.6          4.7                           5.7
Equity (income) loss in
  non-guarantors                      (67.8)                                 67.8
Intercompany allocations              (24.9)      13.7         11.2
Other (income) expense, net            (1.2)      (2.7)        (8.1)                        (12.0)
                                     ------     ------       ------        ------        --------
Income (loss) from operations         146.3      143.0         17.7         (67.8)          239.2
Interest (income) expense              73.0      (14.6)        17.9                          76.3
                                     ------     ------       ------        ------        --------
Income (loss) before income taxes      73.3      157.6         (0.2)        (67.8)          162.9
Income taxes (benefit)                  2.1       59.8                                       61.9
                                     ------     ------       ------        ------        --------
Income (loss) before cumulative
  effect of accounting change          71.2       97.8         (0.2)        (67.8)          101.0
Cumulative effect of change in
  accounting for intangible assets,
  net of tax                           11.3       (3.3)       (26.5)                        (18.5)
                                     ------     ------       ------        ------        --------
Net income (loss)                    $ 82.5     $ 94.5       $(26.7)       $(67.8)       $   82.5
                                     ======     ======       ======        ======        ========

                                      ----

                               THE SCOTTS COMPANY
                            STATEMENT OF CASH FLOWS
                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002
                                 (IN MILLIONS)

                                                     Subsidiary      Non-
                                           Parent    Guarantors   Guarantors   Eliminations   Consolidated
----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                        $  82.5     $ 94.5       $(26.7)       $(67.8)       $  82.5
  Adjustments to reconcile net income
    (loss) to net cash provided by
    operating activities:
    Cumulative effect of change in
      accounting for intangible assets,
      pre-tax                                             3.3         26.5                         29.8
    Depreciation                              18.3        9.7          6.4                         34.4
    Amortization                               3.8        0.6          4.7                          9.1
    Deferred taxes                            21.2                                                 21.2
    Equity income in non-guarantors          (67.8)                                 67.8
    Restructuring and other charges
    Loss on sale of property
    Changes in assets and liabilities,
      net of acquired businesses:
      Accounts receivable                     (3.9)     (21.9)        (3.2)                       (29.0)
      Inventories                             92.8        5.1          1.5                         99.4
      Prepaid and other current assets        (0.3)       0.7         (3.1)                        (2.7)
      Accounts payable                       (15.3)      (3.1)         1.4                        (17.0)
      Accrued taxes and liabilities            1.3        9.5          0.9                         11.7
      Restructuring reserves                 (20.5)       0.7         (8.1)                       (27.9)
      Other assets                           (14.9)       4.1          6.3                         (4.5)
      Other liabilities                       32.4        0.2          1.0                         33.6
      Other, net                             (10.6)      (0.4)        (5.3)                       (16.3)
                                           -------     ------       ------        ------        -------
Net cash provided by operating activities    119.0      103.0          2.3                        224.3
                                           -------     ------       ------        ------        -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Investment in property, plant and
    equipment                                (34.1)     (16.3)        (6.6)                       (57.0)
  Proceeds from sale of equipment
  Investments in acquired businesses, net
    of cash acquired                                     (0.5)       (30.5)                       (31.0)
  Repayment of seller notes                   (2.1)     (13.5)       (16.4)                       (32.0)
  Other, net                                                           7.0                          7.0
                                           -------     ------       ------        ------        -------
Net cash used in investing activities        (36.2)     (30.3)       (46.5)                      (113.0)
                                           -------     ------       ------        ------        -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Net repayments under revolving and bank
    lines of credit                           (1.8)                  (95.8)                       (97.6)
  Net borrowings under term loans             (1.0)                  (30.9)                       (31.9)
  Issuance of 8 5/8% senior subordinated
    notes, net of issuance fees               70.2                                                 70.2
  Financing and issuance fees                 (2.2)                                                (2.2)
  Cash received from exercise of stock
    options                                   19.7                                                 19.7
  Intercompany financing                    (116.4)     (73.1)       189.5
                                           -------     ------       ------        ------        -------
Net cash provided by (used in) financing
  activities                                 (31.5)     (73.1)        62.8                        (41.8)
Effect of exchange rate changes on cash                               11.5                         11.5
                                           -------     ------       ------        ------        -------
Net increase (decrease) in cash               51.3       (0.4)        30.1                         81.0
Cash and cash equivalents, beginning of
  period                                       3.4        0.6         14.7                         18.7
                                           -------     ------       ------        ------        -------
Cash and cash equivalents, end of period   $  54.7     $  0.2       $ 44.8        $             $  99.7
                                           =======     ======       ======        ======        =======

                                      ----

                               THE SCOTTS COMPANY
                                 BALANCE SHEET
                            AS OF SEPTEMBER 30, 2002
                                 (IN MILLIONS)

                                                  Subsidiary      Non-
                                        Parent    Guarantors   Guarantors   Eliminations   Consolidated
-------------------------------------------------------------------------------------------------------
                                                ASSETS
Current Assets:
  Cash                                 $   54.7     $  0.2       $ 44.8      $               $   99.7
  Accounts receivable, net                 97.3       75.0         77.6                         249.9
  Inventories, net                        144.1       48.9         76.1                         269.1
  Current deferred tax asset               74.6        0.4         (0.4)                         74.6
  Prepaid and other assets                 17.0        1.9         17.9                          36.8
                                       --------     ------       ------      ---------       --------
    Total current assets                  387.7      126.4        216.0                         730.1
Property, plant and equipment, net        212.7       80.4         36.1                         329.2
Intangible assets, net                     26.4      474.7        290.6                         791.7
Other assets                               43.6        2.1          4.7                          50.4
Investment in affiliates                  941.6                                 (941.6)
Intracompany assets                       182.1      273.9                      (456.0)
                                       --------     ------       ------      ---------       --------
    Total assets                        1,794.1      957.5        547.4       (1,397.6)       1,901.4
                                       ========     ======       ======      =========       ========
                                 LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Short-term debt                          65.1        3.7         29.4                          98.2
  Accounts payable                         59.9       17.4         56.7                         134.0
  Accrued liabilities                     111.7       21.2         73.5                         206.4
  Accrued taxes                            14.2        1.9         (2.9)                         13.2
                                       --------     ------       ------      ---------       --------
    Total current liabilities             250.9       44.2        156.7                         451.8
Long-term debt                            606.0        3.4        121.8                         731.2
Other liabilities                          97.9        1.7         24.9                         124.5
Intracompany liabilities                  245.4         --        210.6         (456.0)
                                       --------     ------       ------      ---------       --------
    Total liabilities                   1,200.2       49.3        514.0         (456.0)       1,307.5
Commitments and Contingencies
Shareholders' Equity:
  Preferred shares, no par value,
    none issued
  Investment from parent                             486.8         61.6         (548.4)
  Common shares, no par value per
    share, $.01 stated value per
    share, issued 31.3 shares in 2002       0.3                                                   0.3
  Capital in excess of stated value       398.6                                                 398.6
  Retained earnings                       294.8      423.8         (6.3)        (417.5)         294.8
  Treasury stock at cost, 1.2 shares
    in 2002                               (41.8)                                                (41.8)
  Accumulated other comprehensive
    income                                (58.0)      (2.4)       (21.9)          24.3          (58.0)
                                       --------     ------       ------      ---------       --------
    Total shareholders' equity            593.9      908.2         33.4         (941.6)         593.9
                                       --------     ------       ------      ---------       --------
Total liabilities and shareholders'
  equity                               $1,794.1     $957.5       $547.4      $(1,397.6)      $1,901.4
                                       ========     ======       ======      =========       ========

                                      ----

                               THE SCOTTS COMPANY
                            STATEMENT OF OPERATIONS
                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001
                                 (IN MILLIONS)

                                            Subsidiary      Non-
                                   Parent   Guarantors   Guarantors   Eliminations   Consolidated
-------------------------------------------------------------------------------------------------
Net sales                          $919.6     $380.2       $396.0        $             $1,695.8
Cost of sales                       633.8      216.4        241.9                       1,092.1
Restructuring and other charges       2.5        1.4          3.4                           7.3
                                   ------     ------       ------        ------        --------
Gross profit                        283.3      162.4        150.7                         596.4
Gross commission earned from
  marketing agreement                34.6                     4.5                          39.1
Costs associated with marketing
  agreement                          16.9                     1.4                          18.3
                                   ------     ------       ------        ------        --------
Net commission earned from
  marketing agreement                17.7                     3.1                          20.8
Advertising                          59.9        0.3         28.9                          89.1
Selling, general and
  administrative                    194.5       21.6        108.0                         324.1
Restructuring and other charges      47.5       11.0          9.9                          68.4
Amortization of intangible assets     1.7       15.8         10.2                          27.7
Equity (income) loss in non-
  guarantors                        (61.7)                                 61.7
Intercompany allocations              1.0       (9.1)         8.1
Other (income) expense, net          (3.5)      (5.4)         0.4                          (8.5)
                                   ------     ------       ------        ------        --------
Income (loss) from operations        61.6      128.2        (11.7)        (61.7)          116.4
Interest (income) expense            78.4      (14.3)        23.6                          87.7
                                   ------     ------       ------        ------        --------
Income (loss) before income taxes   (16.8)     142.5        (35.3)        (61.7)           28.7
Income taxes (benefit)              (32.3)      60.5        (15.0)                         13.2
                                   ------     ------       ------        ------        --------
Income (loss) before cumulative
  effect of accounting change        15.5       82.0        (20.3)        (61.7)           15.5
Cumulative effect of change in
  accounting for intangible
  assets, net of tax
                                   ------     ------       ------        ------        --------
Net income (loss)                  $ 15.5     $ 82.0       $(20.3)       $(61.7)       $   15.5
                                   ======     ======       ======        ======        ========

                                      ----

                               THE SCOTTS COMPANY
                            STATEMENT OF CASH FLOWS
                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001
                                 (IN MILLIONS)

                                                 Subsidiary       Non-
                                       Parent    Guarantors    Guarantors    Eliminations    Consolidated
---------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                    $15.5       $ 82.0        $(20.3)        $(61.7)         $ 15.5
  Adjustments to reconcile net income
    (loss) to net cash (used in)
    provided by operating activities:
      Cumulative effect of change in
         accounting for intangible
         assets, pre-tax
      Depreciation                      15.5         10.2           6.9                           32.6
      Amortization                       1.9         15.7          13.4                           31.0
      Deferred taxes                   (19.9)                                                    (19.9)
      Equity income in non-guarantors  (61.7)                                     61.7
      Restructuring and other charges   13.2         14.5                                         27.7
      Loss on sale of property
      Changes in assets and
         liabilities, net of acquired
         businesses:
         Accounts receivable             0.4        (10.3)         (4.3)                         (14.2)
         Inventories                   (48.9)        (5.2)        (14.4)                         (68.5)
         Prepaid and other current
           assets                       28.7         (1.5)          4.2                           31.4
         Accounts payable               (6.5)        (2.9)          6.6                           (2.8)
         Accrued taxes and
           liabilities                  32.6        (72.1)         16.8                          (22.7)
         Restructuring reserves         13.3         11.4          12.6                           37.3
      Other assets                      (3.9)        13.3          (3.3)                           6.1
      Other liabilities                  1.6        (10.8)         16.8                            7.6
      Other, net                        10.4          0.4          (6.2)                           4.6
                                       ------      ------        ------         ------          ------
Net cash (used in) provided by
  operating activities                  (7.8)        44.7          28.8                           65.7
                                       ------      ------        ------         ------          ------
CASH FLOWS FROM INVESTING ACTIVITIES
  Investment in property, plant and
    equipment                          (41.8)       (13.9)         (7.7)                         (63.4)
  Proceeds from sale of equipment
  Investments in acquired businesses,
    net of cash acquired                            (13.5)        (13.0)                         (26.5)
  Repayment of seller notes                          (1.2)         (9.9)                         (11.1)
                                       ------      ------        ------         ------          ------
Net cash used in investing activities  (41.8)       (28.6)        (30.6)                        (101.0)
                                       ------      ------        ------         ------          ------
CASH FLOWS FROM FINANCING ACTIVITIES
  Net borrowings under revolving and
    bank lines of credit                59.5                        2.2                           61.7
  Net borrowings under term loans      (55.7)                                                    (55.7)
  Issuance of 8 5/8% senior
    subordinated notes, net of
    issuance fees
  Financing and issuance fees           (1.6)                                                     (1.6)
  Cash received from exercise of
    stock options                       17.0                                                      17.0
  Intercompany financing                17.8        (14.9)         (2.9)
                                       ------      ------        ------         ------          ------
Net cash provided by (used in)
  financing activities                  37.0        (14.9)         (0.7)                          21.4
Effect of exchange rate changes on
  cash                                                             (0.4)                          (0.4)
                                       ------      ------        ------         ------          ------
Net increase (decrease) in cash        (12.6)         1.2          (2.9)                         (14.3)
Cash and cash equivalents, beginning
  of period                             16.0         (0.6)         17.6                           33.0
                                       ------      ------        ------         ------          ------
Cash and cash equivalents, end of
  period                               $ 3.4       $  0.6        $ 14.7         $               $ 18.7
                                       ======      ======        ======         ======          ======

                                      ----

                               THE SCOTTS COMPANY
                                 BALANCE SHEET
                            AS OF SEPTEMBER 30, 2001
                                 (IN MILLIONS)

                                               Subsidiary      Non-
                                     Parent    Guarantors   Guarantors   Eliminations   Consolidated
----------------------------------------------------------------------------------------------------
                                               ASSETS
Current Assets:
  Cash                              $    3.4     $  0.6       $ 14.7      $               $   18.7
  Accounts receivable, net              93.3       53.1         74.4                         220.8
  Inventories, net                     236.8       54.0         77.6                         368.4
  Current deferred tax asset            52.2        0.5         (0.5)                         52.2
  Prepaid and other assets              16.7        2.6         14.8                          34.1
                                    --------     ------       ------      ---------       --------
     Total current assets              402.4      110.8        181.0                         694.2
Property, plant and equipment, net     196.5       75.0         39.2                         310.7
Intangible assets, net                  28.8      478.6        263.7                         771.1
Other assets                            49.7        6.1         11.2                          67.0
Investment in affiliates               872.0                                 (872.0)
Intracompany assets                               215.6                      (215.6)
                                    --------     ------       ------      ---------       --------
     Total assets                    1,549.4      886.1        495.1       (1,087.6)       1,843.0
                                    ========     ======       ======      =========       ========
                                LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Short-term debt                       31.5       15.0         24.8                          71.3
  Accounts payable                      75.1       20.5         55.3                         150.9
  Accrued liabilities                  124.0       26.6         57.4                         208.0
  Accrued taxes                         16.4        2.8         (4.3)                         14.9
                                    --------     ------       ------      ---------       --------
     Total current liabilities         247.0       64.9        133.2                         445.1
Long-term debt                         559.1        5.8        251.6                         816.5
Other liabilities                       48.8        0.4         26.0                          75.2
Intracompany liabilities               188.3                    27.3         (215.6)
                                    --------     ------       ------      ---------       --------
     Total liabilities               1,043.2       71.1        438.1         (215.6)       1,336.8
Commitments and Contingencies
Shareholders' Equity:
  Preferred shares, no par value,
     none issued
  Investment from parent                          488.1         60.4         (548.5)
  Common shares, no par value per
     share, $.01 stated value per
     share, issued 31.3 shares in
     2001                                0.3                                                   0.3
  Capital in excess of stated
     value                             398.3                                                 398.3
  Retained earnings                    212.3      329.3         20.4         (349.7)         212.3
  Treasury stock at cost, 2.6
     shares in 2001                    (70.0)                                                (70.0)
Accumulated other comprehensive
  income                               (34.7)      (2.4)       (23.8)          26.2          (34.7)
                                    --------     ------       ------      ---------       --------
     Total shareholders' equity        506.2      815.0         57.0         (872.0)         506.2
                                    --------     ------       ------      ---------       --------
       Total liabilities and
          shareholders' equity      $1,549.4     $886.1       $495.1      $(1,087.6)      $1,843.0
                                    ========     ======       ======      =========       ========

                                      ----

                               THE SCOTTS COMPANY
                            STATEMENT OF OPERATIONS
                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000
                                 (IN MILLIONS)

                                              Subsidiary      Non-
                                     Parent   Guarantors   Guarantors   Eliminations   Consolidated
---------------------------------------------------------------------------------------------------
Net sales                            $862.7     $398.8       $394.7        $             $1,656.2
Cost of sales                         559.2      260.2        233.0                       1,052.4
                                     ------     ------       ------        ------        --------
Gross profit                          303.5      138.6        161.7                         603.8
Gross commission earned from
  marketing agreement                  34.9                     4.3                          39.2
Costs associated with marketing
  agreement                             9.2                     0.7                           9.9
                                     ------     ------       ------        ------        --------
Net commission earned from
  marketing agreement                  25.7                     3.6                          29.3
Advertising                            47.7       18.5         22.8                          89.0
Selling, general and administrative   184.3       25.9        102.6                         312.8
Amortization of goodwill and other
  intangibles                           2.0       15.5          9.6                          27.1
Equity (income) loss in
  non-guarantors                      (52.4)                                 52.4
Intercompany allocations              (19.7)       9.8          9.9
Other (income) expenses, net            1.8       (8.7)         0.9                          (6.0)
                                     ------     ------       ------        ------        --------
Income (loss) from operations         165.5       77.6         19.5         (52.4)          210.2
Interest (income) expense              81.5      (11.3)        23.7                          93.9
                                     ------     ------       ------        ------        --------
Income (loss) before income taxes      84.0       88.9         (4.2)        (52.4)          116.3
Income taxes (benefit)                 10.9       33.9         (1.6)                         43.2
                                     ------     ------       ------        ------        --------
Income (loss) before cumulative
  effect of accounting change          73.1       55.0         (2.6)        (52.4)           73.1
Cumulative effect of change in
  accounting for intangible assets,
  net of tax
                                     ------     ------       ------        ------        --------
Net income (loss)                    $ 73.1     $ 55.0       $ (2.6)       $(52.4)       $   73.1
                                     ======     ======       ======        ======        ========

                                      ----

                               THE SCOTTS COMPANY
                            STATEMENT OF CASH FLOWS
                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000
                                 (IN MILLIONS)

                                                     Subsidiary      Non-
                                            Parent   Guarantors   Guarantors   Eliminations   Consolidated
----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                         $ 73.1     $ 55.0       $ (2.6)       $(52.4)       $  73.1
  Adjustments to reconcile net income
    (loss) to net cash provided by
    operating activities:
       Cumulative effect of change in
         accounting for intangible assets,
         pre-tax
       Depreciation                           16.0        8.0          5.0                         29.0
       Amortization                            5.6       16.5          9.9                         32.0
       Deferred taxes                          7.5                                                  7.5
       Equity income in non-guarantors       (52.4)                                 52.4
       Loss on sale of fixed assets            0.6        1.8          2.0                          4.4
       Gain on sale of business               (4.6)                                                (4.6)
       Changes in assets and liabilities,
         net of acquired businesses:
         Accounts receivable                  48.3      (43.5)         1.6                          6.4
         Inventories                         (18.2)      12.5         11.5                          5.8
         Prepaid and other current assets    (13.0)       1.2          2.6                         (9.2)
         Accounts payable                     (5.0)      17.9          6.5                         19.4
         Accrued taxes and other
           liabilities                        51.5      (12.7)       (16.3)                        22.5
         Other assets                         (1.8)      (6.5)         3.6                         (4.7)
         Other liabilities                     3.1       (1.0)        (8.5)                        (6.4)
         Other, net                           (4.9)       1.5         (0.3)                        (3.7)
                                            ------     ------       ------        ------        -------
Net cash provided by operating activities    105.8       50.7         15.0                        171.5
                                            ------     ------       ------        ------        -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Investment in property, plant and
    equipment                                (53.2)      (9.0)       (10.3)                       (72.5)
  Proceeds from sale of equipment                                      1.8                          1.8
  Investments in non-guarantors              (11.8)      (4.1)        (2.4)                       (18.3)
  Repayments of seller notes                   7.0                    (8.0)                        (1.0)
  Other net                                    0.5                                                  0.5
                                            ------     ------       ------        ------        -------
Net cash used in investing activities        (57.5)     (13.1)       (18.9)                       (89.5)
                                            ------     ------       ------        ------        -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Net (repayments) borrowings under
    revolving and bank lines of credit       (23.5)       4.5         (7.0)                       (26.0)
  Net borrowings under term loans            (23.7)                                               (23.7)
  Issuance of 8 5/8% senior subordinated
    notes, net of issuance fees
  Financing and issuance fees                 (1.0)                                                (1.0)
  Dividends on Class A
  Convertible Preferred Stock                 (6.4)                                                (6.4)
  Repurchase of treasury shares              (23.9)                                               (23.9)
  Cash received from exercise of stock
    options                                    2.8                                                  2.8
  Intercompany financing                      34.9      (45.8)        10.9
                                            ------     ------       ------        ------        -------
Net cash used in financing activities        (40.8)     (41.3)         3.9                        (78.2)
Effect of exchange rate changes on cash                               (1.1)                        (1.1)
                                            ------     ------       ------        ------        -------
Net increase (decrease) in cash                7.5       (3.7)        (1.1)                         2.7
Cash and cash equivalents, beginning of
  period                                       8.5        3.1         18.7                         30.3
                                            ------     ------       ------        ------        -------
Cash and cash equivalents, end of period    $ 16.0     $ (0.6)      $ 17.6        $             $  33.0
                                            ======     ======       ======        ======        =======

                                      ----

                      STOCK PRICE AND DIVIDEND INFORMATION

     The common shares of The Scotts Company trade on the New York Stock Exchange under the symbol "SMG".

                                                                    Sale Prices
                                                              ------------------------
                                                               High              Low
--------------------------------------------------------------------------------------
FISCAL 2001
1st quarter                                                   $38.125          $28.875
2nd quarter                                                    43.070           36.625
3rd quarter                                                    47.100           36.130
4th quarter                                                    42.020           33.320

FISCAL 2002
1st quarter                                                   $47.300          $34.450
2nd quarter                                                    48.990           43.470
3rd quarter                                                    50.350           42.390
4th quarter                                                    49.390           35.430

     We have not paid dividends on the common shares in the past and do not presently plan to pay dividends on the common shares. It is presently anticipated that earnings will be retained and reinvested to support the growth of our business. The payment of future dividends, if any, on common shares will be determined by the Board of Directors of Scotts in light of conditions then existing, including our earnings, financial condition and capital requirements, restrictions in financing agreements, business conditions and other factors.

     As of December 6, 2002, there were approximately 9,040 shareholders including holders of record and our estimate of beneficial holders.

                                      ----

                             OFFICERS AND DIRECTORS
                                       OF
                               THE SCOTTS COMPANY

EXECUTIVE OFFICERS

James Hagedorn
President and Chief Executive Officer, Director

Charles M. Berger
Chairman of the Board, Director
(through the 2003 Annual Meeting)

Michael P. Kelty, Ph.D.
Vice Chairman and
Executive Vice President

David M. Aronowitz
Executive Vice President,
General Counsel and
Corporate Secretary

Michel J. Farkouh
Executive Vice President,
International Consumer
Business Group

Christopher L. Nagel
Senior Vice President and
Chief Financial Officer
(effective January 1, 2003)

Patrick J. Norton
Executive Vice President and
Chief Financial Officer through December 31, 2002, Director

L. Robert Stohler
Executive Vice President,
North America

Denise S. Stump
Senior Vice President,
Global Human Resources
OUTSIDE DIRECTORS

Arnold W. Donald
Chairman and Chief Executive Officer,
Merisant Company
Seller of health,
nutritional and lifestyle products

Joseph P. Flannery
Chairman, President and
Chief Executive Officer,
Uniroyal Holding, Inc.
An investment management company

Albert E. Harris
President (retired),
EDBH, Inc.

John Kenlon
Senior Vice President (retired),
Consumer Gardens Business Group
The Scotts Company

Katherine Hagedorn Littlefield
Chairman,
Hagedorn Partnership, L.P.
Private investment partnership

Karen G. Mills
Managing Director and Founder,
Solera Capital
Private equity firm

John M. Sullivan
Independent director for
several companies

L. Jack Van Fossen
President,
Nessoff Corporation
Privately-held investment company

John Walker, Ph.D.
Chairman,
Advent International, plc
Private equity management company

                                      ----

                                THE SCOTTS COMPANY
                                14111 Scottslawn Road
                                Marysville, Ohio 43041
                                (937) 644-0011
               [SCOTTS LOGO]    www.scotts.com

THE SCOTTS COMPANY
14111 SCOTTSLAWN ROAD
MARYSVILLE, OH 43041

VOTE BY INTERNET - WWW.PROXYVOTE.COM
Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic proxy voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to The Scotts Company, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE
OR BLACK INK AS FOLLOWS:
                                    SCOTTS    KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE SCOTTS COMPANY
VOTE ON DIRECTORS
 (YOUR BOARD RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES)
1.     Election of four directors, each for a term of three years
       to expire at the 2006 Annual Meeting:                                                  To withhold authority to vote for any
                                                                                              individual nominee, mark "For All
                                                                                              Except" and write the nominee's number
                                                                                              on the line below.
                                                               FOR   WITHHOLD  FOR ALL
       Nominees:    01) Arnold W. Donald                       ALL     ALL     EXCEPT
                    02) Lynn J. Beasley
                    03) John M. Sullivan                       / /     / /      / /
                    04) L. Jack Van Fossen                                                     -------------------------------------

                                                                                                     FOR        AGAINST      ABSTAIN
VOTE ON PLANS
(YOUR BOARD RECOMMENDS THAT YOU VOTE FOR ALL PLANS)
2.  Approval of The Scotts Company 2003 Stock Option and Incentive Equity Plan.                   / /          / /          / /

3.  Ratification and approval of amendments to The Scotts Company 1996 Stock Option Plan.         / /          / /          / /

4.  Ratification and approval of amendments to The Scotts Company 1992 Long Term Incentive Plan.  / /          / /          / /

VOTE ON SHAREHOLDER PROPOSAL
(YOUR BOARD RECOMMENDS THAT YOU VOTE AGAINST THE SHAREHOLDER PROPOSAL)
5.  Adoption of the shareholder proposal relating to genetically engineered products.             / /          / /          / /

TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL
MEETING OR ANY ADJOURNMENT.

Please sign exactly as your name is stenciled hereon.

Note: Please fill in, sign, date and return this Proxy in the enclosed envelope.
When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give full title as such. If holder is a corporation, please sign the full corporate name by authorized officer. Joint Owners should each sign individually. (Please note any change of address on this proxy card).

---------------------------------------------------                         ----------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date                                   Signature (Joint Owners)                  Date

--------------------------------------------------------------------------------

                               THE SCOTTS COMPANY

      PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 30, 2003

The undersigned holder(s) of common shares of The Scotts Company (the "Company") hereby appoints James Hagedorn and David M. Aronowitz, and each of them, the Proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Company to be held at The Berger Learning Center, 14111 Scottslawn Road, Marysville, Ohio 43041, on Thursday, January 30, 2003, at 10:00 a.m., local time in Marysville, Ohio, and any adjournment, and to vote all of the common shares which the undersigned is entitled to vote at such Annual Meeting or any adjournment.

WHERE A CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL NO. 1 AS DIRECTORS OF THE COMPANY, "FOR" PROPOSAL NOS. 2, 3 AND 4, AND "AGAINST" THE SHAREHOLDER PROPOSAL. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT, OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.

IF COMMON SHARE UNITS ARE ALLOCATED TO THE ACCOUNT OF THE UNDERSIGNED UNDER THE SCOTTS COMPANY RETIREMENT SAVINGS PLAN (THE "RSP"), THEN THE UNDERSIGNED HEREBY DIRECTS THE TRUSTEE OF THE RSP TO VOTE ALL COMMON SHARES OF THE COMPANY REPRESENTED BY THE UNITS ALLOCATED TO THE UNDERSIGNED'S ACCOUNT UNDER THE RSP IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN HEREIN, AT THE COMPANY ANNUAL MEETING AND AT ANY ADJOURNMENT, ON THE MATTERS SET FORTH ON THE REVERSE SIDE. IF NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL NOT BE VOTED BY THE TRUSTEE OF THE RSP.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and the related Proxy Statement, the Company's 2002 Summary Annual Report and the Company's 2002 Financial Statements and Other Information. Any proxy heretofore given to vote the common shares which the undersigned is entitled to vote at the Annual Meeting is hereby revoked.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             OF THE SCOTTS COMPANY


     (This Proxy continues and must be signed and dated on the reverse side)